UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-04842
                                                      ---------


                       Columbia Short Term Bond Fund, Inc.
     ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                One Financial Center, Boston, Massachusetts 02111
     ----------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Vincent Pietropaolo, Esq.
                         Columbia Management Group, Inc.
                              One Financial Center

                                Boston, MA 02111
     ----------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-617-772-3698
                                                    --------------

Date of fiscal year end: 08/31/05
                         --------

Date of reporting period: 02/28/05
                          --------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                      COLUMBIA FUNDS

                      SEMIANNUAL REPORT
                      FEBRUARY 28, 2005

[PHOTO OF WOMAN STANDING]


                      COLUMBIA COMMON STOCK FUND

                      COLUMBIA GROWTH FUND

                      COLUMBIA INTERNATIONAL STOCK FUND

                      COLUMBIA MID CAP GROWTH FUND

                      COLUMBIA SMALL CAP GROWTH FUND

                      COLUMBIA REAL ESTATE EQUITY FUND

                      COLUMBIA TECHNOLOGY FUND

                      COLUMBIA STRATEGIC INVESTOR FUND

                      COLUMBIA BALANCED FUND

                      COLUMBIA SHORT TERM BOND FUND

                      COLUMBIA FIXED INCOME SECURITIES FUND

                      COLUMBIA NATIONAL MUNICIPAL BOND FUND

                      COLUMBIA OREGON MUNICIPAL BOND FUND

                      COLUMBIA HIGH YIELD FUND

                      COLUMBIA DAILY INCOME COMPANY

TABLE OF CONTENTS

ECONOMIC UPDATE .........................................     1

COLUMBIA COMMON STOCK FUND ..............................     2

COLUMBIA GROWTH FUND ....................................     6

COLUMBIA INTERNATIONAL STOCK FUND .......................    10

COLUMBIA MID CAP GROWTH FUND ............................    14

COLUMBIA SMALL CAP GROWTH FUND ..........................    18

COLUMBIA REAL ESTATE EQUITY FUND ........................    22

COLUMBIA TECHNOLOGY FUND ................................    26

COLUMBIA STRATEGIC INVESTOR FUND ........................    30

COLUMBIA BALANCED FUND ..................................    34

COLUMBIA SHORT TERM BOND FUND ...........................    38

COLUMBIA FIXED INCOME SECURITIES FUND ...................    42

COLUMBIA NATIONAL MUNICIPAL BOND FUND ...................    46

COLUMBIA OREGON MUNICIPAL BOND FUND .....................    50

COLUMBIA HIGH YIELD FUND ................................    54

COLUMBIA DAILY INCOME COMPANY ...........................    58

FINANCIAL STATEMENTS ....................................    64

COLUMBIA FUNDS ..........................................   223

IMPORTANT INFORMATION ABOUT THIS REPORT .................   225

Economic and market conditions change frequently. There is no assurance that the trends described in this report will continue or commence.

  NOT FDIC         MAY LOSE VALUE
  INSURED         NO BANK GUARANTEE

PRESIDENT'S MESSAGE ____________________________________________________________
                                                                  Columbia Funds

Dear Shareholder:

[Photo of Christopher Wilson]

In 2004, Columbia Funds became part of the Bank of America family, one of the largest, most respected financial institutions in the United States. As a direct result of this merger, a number of changes are in the works that we believe may offer significant benefits for our shareholders. Plans are underway to combine various Nations Funds and Columbia Funds together to form a single fund family that covers a wide range of markets, sectors and asset classes under the management of talented, seasoned investment professionals. As a result, some funds will be merged in order to eliminate redundancies and fund management teams will be aligned to maximize performance potential. You will receive more detailed information about these proposed mergers, and you will be asked to vote on certain fund changes that may affect you and your account. In this matter, your timely response will help us to implement the changes in 2005.

The increased efficiencies we expect from a more streamlined offering of funds may help us reduce fees charged to the funds, because larger funds often benefit from size and scale of operations. For example, significant savings for the combined complex may result from the consolidation of certain vendor agreements. In fact, negotiations are currently underway to consolidate the transfer agency of all of our funds and to consolidate custodial services, each under a single vendor. We have reduced management fees for many funds as part of our settlement agreement (See Note 10 in the Notes to Financial Statements) with the New York Attorney General.

As a result of these changes, we believe we will offer shareholders an even stronger lineup of investment options, with management expenses that continue to be competitive and fair. What will not change as we enter this next phase of consolidation is our commitment to the highest standards of performance and our dedication to superior service. Change for the good has another name: it's called improvement. It helps move us forward, and we believe that it represents progress for all our shareholders in their quest for long-term financial success. In the pages that follow, you'll find a discussion of the economic environment during the period followed by a detailed report from the fund's manager or managers on key factors that influenced performance. We hope that you will read the manager reports carefully and discuss any questions you might have with your financial advisor. As always, we thank you for choosing Columbia Funds. We appreciate your continued confidence. And, we look forward to helping you keep your long-term financial goals on target in the years to come.

Sincerely,

/s/ Christopher Wilson

Christopher Wilson
HEAD OF MUTUAL FUNDS, COLUMBIA MANAGEMENT

Christopher Wilson is Head of Mutual Funds for Columbia Management, responsible for the day-to-day delivery of mutual fund services to the firm's investors. With the exception of distribution, Chris oversees all aspects of the mutual fund services operation, including treasury, investment accounting and shareholder and broker services. Chris serves as Columbia Management's liaison to the mutual fund boards of trustees. Chris joined Bank of America in August 2004.

[sidebar]

SUMMARY
FOR THE SIX-MONTH PERIOD ENDED
FEBRUARY 28, 2005

o After a weak start, stock prices bounced back in the second half of the period, helping the S&P 500 Index to a 9.99% gain. Foreign stocks did even better than US stocks, as measured by the MSCI EAFE Index, which returned 21.18%

                 [UP ARROW]                   [UP ARROW]

                  S&P 500                        MSCI
                   INDEX                        INDEX
                   9.99%                        21.18%

o Investment-grade bonds delivered modest gains. The Lehman Brothers Aggregate Bond Index returned 1.26%. High-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Only Index returned 7.32%

                 [UP ARROW]                    [UP ARROW]

                   LEHMAN                     MERRILL LYNCH
                   INDEX                         INDEX
                   1.26%                         7.32%

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large capitalization US stocks.

The MSCI EAFE Index is an unmanaged market-weighted index composed of companies representative of the market structure of 21 developed market countries in Europe, Australasia and the Far East.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment-grade debt issues.

The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment grade corporate bonds.

ECONOMIC UPDATE ________________________________________________________________
                                                                  Columbia Funds

During the six-month period that began September 1, 2004, and ended February 28, 2005, the US economy grew at a healthy pace, as household spending expanded and business investment in equipment and software climbed at a double-digit pace. Fourth quarter gross domestic product (GDP) was originally estimated at 3.1%. However, it was revised to 3.8% once it was discovered that the trade gap appeared to have been overstated. In fact, nearly all sectors that contribute to US GDP were revised higher.

Job growth dominated US economic news as the pace of new job creation picked up and more than two million jobs were created in 2004. Although January's payrolls came in somewhat below expectations, we expect generally solid advances in the months ahead.

Consumer confidence declined early in this reporting period, but it rebounded late in 2004 in response to an improved labor market. For 2004, holiday sales were reported to be the strongest in five years as consumer confidence continued to lift spending, especially at high-end specialty stores and wholesale clubs.

Outside the United States, economic growth was slower for most developed countries and higher for emerging economies. China attempted to slow the torrid pace of growth, yet its economy continued to grow at an estimated 9.5%.

STOCKS PICK UP MOMENTUM

After a weak start, stock market performance picked up as employment news improved and uncertainty surrounding both US and Iraqi elections was resolved. A majority of the S&P 500 Index's 9.99% return was generated in the second half of the reporting period. The market gained ground in November and December after a decisive US presidential election. In January, concerns over the Iraqi elections, the pace of interest-rate hikes by the Federal Reserve Board (the
Fed) and some disappointing earnings guidance cooled the stock market's advance. However, after the Iraqi elections the stock market picked up again.

Despite uneven economic results, foreign stock markets did even better than US stocks. The MSCI EAFE Index, a broad measure of stock market performance in the developed markets of Europe, Australasia and the Far East, gained 21.18%.

BOND RETURNS SLIDE LATE IN THE PERIOD

The US bond market delivered solid returns for most of the six-month period. As the Fed began to raise short-term interest rates, the bond market responded favorably. Yields on intermediate and long-term bonds edged lower--and prices rose until the last month of the period, when the 10-year Treasury yield rose sharply. As a result, most sectors of the bond market gave back their earlier gains. The Lehman Brothers Aggregate Bond Index returned 1.26% for the period. Municipal bonds outperformed taxable bonds, corporate bonds outperformed Treasury bonds and high-yield bonds led the fixed income markets. The Merrill Lynch US High Yield, Cash Pay Only Index returned 7.32%. A relatively strong economy helped improve credit quality and the sector's high yields attracted investors seeking income.

HIGHER SHORT-TERM INTEREST RATES

The Fed made good on its announced intentions to raise the federal funds rate, a key short-term rate, at a measured pace. After four one-quarter percentage point increases, the fed funds rate stood at 2.50% at the end of the period.1 The Fed indicated that it would continue to raise short-term interest rates in an effort to balance economic growth against inflationary pressures.

1     On March 22, 2005, the federal funds rate was raised to 2.75%.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE         WITHOUT            WITH
-----------------------------------------------
  Class A               23,308           21,970
-----------------------------------------------
  Class B               22,887           22,887
-----------------------------------------------
  Class C               22,887           22,887
-----------------------------------------------
  Class D               22,875           22,647
-----------------------------------------------
  Class Z               23,476            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                      Columbia Common Stock Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                             [MOUNTAIN CHART]

           CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH     S&P 500       RUSSELL
        SALES CHARGE   SALES CHARGE     INDEX      1000 INDEX
       --------------  ------------   ---------    ----------
03/1995    10000           9425         10000        10000
           10207           9620         10295        10257
           10320           9727         10598        10530
           10655          10042         11022        10934
           10812          10191         11277        11224
           11224          10579         11652        11653
           11325          10674         11681        11740
           11717          11043         12174        12224
           11552          10888         12130        12168
           12073          11379         12662        12710
           12458          11742         12907        12903
           12692          11963         13346        13320
           12887          12146         13470        13493
           13155          12398         13599        13615
           13336          12569         13799        13822
           13611          12828         14155        14153
           13698          12910         14209        14169
           13058          12307         13581        13486
           13590          12808         13867        13853
           14122          13310         14648        14631
           14169          13354         15052        14955
           15128          14258         16190        16058
           15036          14171         15870        15798
           15535          14642         16862        16735
           15683          14781         16993        16799
           15454          14565         16295        16043
           15885          14972         17267        16911
           16809          15843         18319        17993
           17499          16492         19140        18738
           18748          17670         20663        20271
           18199          17152         19506        19314
           18976          17885         20575        20372
           18259          17209         19888        19712
           18542          17475         20809        20568
           18849          17765         21167        20985
           18961          17870         21402        21141
           20030          18878         22945        22648
           20979          19773         24119        23789
           20996          19789         24363        24034
           20585          19401         23944        23515
           21803          20549         24916        24385
           21555          20315         24652        24093
           18352          17296         21087        20491
           19304          18194         22439        21870
           20474          19297         24263        23598
           21756          20505         25734        25058
           23803          22434         27216        26654
           24895          23464         28353        27606
           24270          22875         27472        26731
           25549          24080         28571        27755
           25951          24458         29676        28915
           25258          23805         28976        28290
           27074          25517         30584        29733
           26243          24734         29630        28826
           25765          24283         29485        28555
           25286          23832         28677        27770
           26790          25250         30492        29636
           27747          26151         31111        30398
           29936          28215         32943        32231
           28795          27140         31290        30913
           29956          28233         30698        30829
           33041          31141         33701        33638
           32007          30167         32686        32517
           30640          28878         32016        31675
           32019          30178         32807        32483
           31635          29816         32295        31944
           33593          31661         34301        34308
           31077          29290         32490        32716
           30092          28362         32353        32323
           27687          26095         29804        29369
           28222          26599         29950        29724
           28755          27102         31013        30702
           25635          24161         28185        27838
           24000          22620         26398        25989
           25867          24380         28449        28076
           25983          24489         28639        28267
           25277          23823         27943        27628
           24779          23354         27670        27250
           23086          21759         25937        25590
           20872          19672         23842        23420
           21267          20044         24297        23907
           22936          21617         26161        25748
           23257          21920         26391        26024
           22629          21328         26006        25693
           22163          20889         25504        25182
           22908          21591         26463        26217
           21371          20142         24859        24715
           21394          20164         24675        24497
           19788          18650         22918        22689
           17959          16927         21133        21010
           18146          17103         21270        21119
           16235          15302         18958        18851
           17575          16564         20626        20418
           18740          17662         21841        21612
           17451          16447         20559        20389
           17053          16072         20021        19896
           16713          15752         19720        19587
           16807          15840         19912        19791
           18141          17098         21552        21388
           18972          17881         22688        22607
           19171          18069         22978        22906
           19534          18411         23383        23361
           20155          18996         23839        23836
           19792          18654         23586        23592
           20916          19714         24921        24975
           21197          19978         25140        25275
           22051          20783         26458        26485
           22298          21016         26945        26989
           22755          21447         27319        27361
           22427          21138         26907        26989
           21795          20542         26484        26500
           22146          20872         26847        26882
           22509          21215         27368        27366
           21361          20133         26462        26405
           21220          20000         26568        26535
           21489          20254         26855        26869
           21747          20497         27266        27302
           22778          21468         28370        28470
           23817          22447         29335        29501
           23038          21713         28619        28757
02/2005    23308          21970         29212        29412

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's primary benchmark was changed to the Russell 1000 Index. The Russell 1000 Index is an unmanaged index that tracks the performance of 1,000 of the largest U.S. companies, based on market capitalization. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



SHARE CLASS                  A                   B                 C                 D                  Z
--------------------------------------------------------------------------------------------------------------
INCEPTION                11/01/02            11/01/02          10/13/03           11/01/02           10/01/91
--------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH        WITHOUT
--------------------------------------------------------------------------------------------------------------
6-month (cumulative)    9.86     3.54      9.51     4.51      9.51     8.51      9.45     8.45          9.99
--------------------------------------------------------------------------------------------------------------
1-year                  2.44    -3.45      1.71    -3.29      1.71     0.71      1.72     0.72          2.68
--------------------------------------------------------------------------------------------------------------
5-year                 -4.90    -6.02     -5.25    -5.58     -5.25    -5.25     -5.26    -5.44         -4.76
--------------------------------------------------------------------------------------------------------------
10-year                 8.83     8.19      8.63     8.63      8.63     8.63      8.63     8.52          8.91


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



SHARE CLASS                   A                  B                 C                 D                  Z
--------------------------------------------------------------------------------------------------------------
SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH        WITHOUT
--------------------------------------------------------------------------------------------------------------
6-month (cumulative)    5.81    -0.27      5.42     0.42      5.42     4.42      5.42     4.42          5.95
--------------------------------------------------------------------------------------------------------------
1-year                  8.01     1.80      7.23     2.23      7.17     6.17      7.17     6.17          8.26
--------------------------------------------------------------------------------------------------------------
5-year                 -4.48    -5.60     -4.80    -5.14     -4.80    -4.80     -4.81    -5.00         -4.34
--------------------------------------------------------------------------------------------------------------
10-year                 9.60     8.96      9.41     9.41      9.41     9.41      9.41     9.30          9.68


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                      Columbia Common Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      1,098.58     1,018.74        6.35       6.11                1.22
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      1,095.11     1,015.03       10.23       9.84                1.97
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      1,095.11     1,015.03       10.23       9.84                1.97
------------------------------------------------------------------------------------------------------------------------
Class D          1,000.00         1,000.00      1,094.52     1,015.03       10.23       9.84                1.97
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      1,099.92     1,019.98        5.05       4.86                0.97


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 9.86% WITHOUT SALES CHARGE.

o THE FUND'S RETURN FELL SLIGHTLY SHORT OF THE RETURN OF THE S&P 500 INDEX. HOWEVER IT OUTPACED THE AVERAGE RETURN OF THE LIPPER LARGE CAP CORE FUNDS CATEGORY.

o INVESTMENTS IN CONSUMER DISCRETIONARY, ENERGY, INFORMATION TECHNOLOGY AND HEALTH CARE WERE LEADING CONTRIBUTORS TO PERFORMANCE.

                   [UP ARROW]                      [UP ARROW]

                 CLASS A SHARES                RUSSELL 1000 INDEX
                     9.86%                           10.82%

                                    OBJECTIVE
                         Seeks capital appreciation by
                         investing primarily in common
                        stocks of large capitalization,
                          well-established companies.

                                TOTAL NET ASSETS
                                 $228.0 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 19.78
-----------------------------------------------
  Class B                                 19.58
-----------------------------------------------
  Class C                                 19.58
-----------------------------------------------
  Class D                                 19.57
-----------------------------------------------
  Class Z                                 19.78

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.10
-----------------------------------------------
  Class B                                  0.00
-----------------------------------------------
  Class C                                  0.00
-----------------------------------------------
  Class D                                  0.00
-----------------------------------------------
  Class Z                                  0.15

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                      Columbia Common Stock Fund

For the six-month period ended February 28, 2005, Columbia Common Stock Fund class A shares returned 9.86% without sales charge. This performance trailed both the Russell 1000 Index's return of 10.82% and the S&P 500 Index, which returned 9.99% over the same period. The fund outperformed the average return of its peer group, the Lipper Large Cap Core Funds Category, which was 9.27%. 1

Stock selection--particularly in the health care, energy, telecom services and consumer staples areas--helped the fund. By contrast, sector weights detracted from relative performance. Overall, holdings in consumer discretionary, energy, information technology and health care groups were the largest contributors to the fund's return.

ENERGY STOCKS SURGE; CONSUMER DISCRETIONARY AND HEALTH CARE OUTPERFORM

Although several sectors produced double-digit returns during the period, energy stocks stood out. The fund had less exposure to energy than the index because we believed that the stocks were overvalued and could decline. This underweight in energy detracted from the fund's relative performance during the period. Yet, its energy holdings surged more than 39% as oil prices rose. The fund benefited from its holdings in consumer discretionary and health care sectors, which outperformed both indices. Investments in selected pharmaceutical companies were strong despite a setback for Pfizer, whose stock suffered when concerns surfaced about the safety of COX-2 inhibitors.

ACQUISITIONS BOLSTERED PERFORMANCE

During the period, the fund owned shares in several companies whose underlying attributes made them attractive as takeover candidates. For example, we were drawn to Sears Roebuck because we thought the company had substantial unrealized asset value--a marketable credit card portfolio and real estate. When shares soared after K-Mart announced plans to acquire the company, we took profits and eliminated the stock from the fund. We used the proceeds to invest in May Department Stores, which enjoyed gains that were spurred by take-over announcements. Another takeover target, International Steel Group, also gained ground.

CONTRARIAN APPROACH ADDED VALUE

When new management took over the fund in August, 2004, we adopted a more contrarian approach to stock selection, seeking companies that appeared to offer opportunity because they were generally out of favor with investors or, by contrast, avoiding companies because investors had become overly enthusiastic about their prospects. One case in point was

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Consumer discretionary                   19.6
-----------------------------------------------
  Information technology                   19.5
-----------------------------------------------
  Financials                               16.4
-----------------------------------------------
  Health care                              11.7
-----------------------------------------------
  Materials                                 9.2

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  MGIC Investment                           2.5
-----------------------------------------------
  E.I. du Pont de Nemours                   2.3
-----------------------------------------------
  Microsoft                                 2.3
-----------------------------------------------
  SanDisk                                   2.3
-----------------------------------------------
  Barr Pharmaceuticals                      2.2
-----------------------------------------------
  UnumProvident                             2.1
-----------------------------------------------
  Time Warner                               2.1
-----------------------------------------------
  Comcast                                   2.0
-----------------------------------------------
  Intel                                     2.0
-----------------------------------------------
  Smurfit-Stone Container                   2.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Pfizer                                    1.1
-----------------------------------------------
  May Department Stores                     1.0
-----------------------------------------------
  International Steel Group                 1.5
-----------------------------------------------
  Jacobs Engineering Group                  0.7
-----------------------------------------------
  Nortel Networks                           1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                      Columbia Common Stock Fund

Jacobs Engineering Group. The company fell out of favor after some operational snags, but we believed it had the potential to get back on track. We also believed the company was poised to benefit from the robust commercial construction activity. The company delivered on both fronts and it was one of the fund's best performers for the period.

Similarly, we added to semiconductor holdings after the information technology group had been severely punished. We felt that weakness in these stocks primarily reflected inventory corrections in the industry. With capacity utilization rates at 85%, good global economic growth and rising demand, semiconductor stocks rose and helped the fund's return.

In contrast, news that insurance broker Marsh McLennan and technology company Nortel Networks were caught up in accounting issues sent their shares down sharply. We exited the fund's position in Marsh McLennan because we were troubled by the lack of clarity about the scope of a regulatory investigation and its possible effect on profitability. We decided to hold onto Nortel Networks after the company changed management and took steps to resolve its accounting problems.

ENVIRONMENT FAVORS NIMBLE STOCK PICKING

Looking ahead, we expect slower economic growth, rising interest rates and emerging cost pressure to set the tone for investors. In this scenario, we believe that avoiding losing stocks is likely to be as important as finding winners. If rising rates and cost pressures are passed on to consumers, consumer staples companies could be especially vulnerable because they have the least pricing power. We also think slower growth in a fundamentally sound economy means that acquisition activity is likely to exert significant influence on performance in 2005. We have positioned the fund to take advantage of both key factors.

Columbia Common Stock Fund is managed by a group of managers from Columbia's large cap core team:

/s/ John Maack                          /s/ Guy W. Pope

John Maack                              Guy W. Pope, CFA

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Common Stock Fund into Columbia Large Cap Core Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders approved the merger at a shareholder meeting held on March 11, 2005. The merger was completed at the close of business on March 18, 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE         WITHOUT            WITH
-----------------------------------------------
  Class A              20,385            19,215
-----------------------------------------------
  Class B              20,045            20,045
-----------------------------------------------
  Class C              19,993            19,993
-----------------------------------------------
  Class D              20,059            19,861
-----------------------------------------------
  Class G              20,077            20,077
-----------------------------------------------
  Class Z              20,540             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                            Columbia Growth Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                            [MOUNTAIN CHART]

           CLASS A        CLASS A                    RUSSELL
       SHARES WITHOUT  SHARES WITH     S&P 500         1000
        SALES CHARGE   SALES CHARGE     INDEX      GROWTH INDEX
       --------------  ------------   ---------    ------------
03/1995    10000           9425         10000         10000
           10360           9764         10295         10292
           10505           9901         10598         10517
           10742          10125         11022         10883
           11149          10507         11277         11303
           11589          10923         11652         11774
           11792          11114         11681         11787
           12102          11406         12174         12330
           11792          11114         12130         12339
           12528          11807         12662         12819
           12652          11924         12907         12892
           12783          12048         13346         13322
           13369          12600         13470         13566
           13322          12556         13599         13584
           13763          12972         13799         13941
           14162          13348         14155         14428
           14158          13344         14209         14448
           13098          12344         13581         13601
           13543          12764         13867         13952
           14335          13511         14648         14968
           14589          13750         15052         15058
           15479          14589         16190         16188
           15282          14403         15870         15871
           15819          14909         16862         16984
           15833          14922         16993         16868
           15027          14163         16295         15956
           15772          14865         17267         17015
           16846          15878         18319         18243
           17547          16538         19140         18973
           19104          18005         20663         20650
           18402          17344         19506         19442
           19133          18033         20575         20399
           18651          17578         19888         19644
           19168          18065         20809         20479
           19302          18192         21167         20708
           19819          18679         21402         21328
           21276          20052         22945         22931
           22282          21001         24119         23846
           22349          21064         24363         24176
           21810          20556         23944         23489
           23464          22114         24916         24926
           23121          21791         24652         24762
           19315          18205         21087         21045
           20036          18884         22439         22661
           21160          19943         24263         24483
           22554          21257         25734         26347
           25164          23717         27216         28723
           26749          25211         28353         30409
           25861          24374         27472         29019
           27431          25853         28571         30549
           27483          25902         29676         30588
           26796          25255         28976         29649
           28827          27169         30584         31725
           27821          26221         29630         30716
           27058          25503         29485         31217
           26555          25028         28677         30561
           28042          26430         30492         32868
           29391          27701         31111         34643
           31713          29889         32943         38246
           30632          28870         31290         36453
           32368          30507         30698         38235
           35799          33741         33701         40973
           34339          32364         32686         39022
           32172          30322         32016         37056
           35026          33012         32807         39864
           34837          32833         32295         38202
           37644          35480         34301         41659
           34350          32375         32490         37718
           32313          30455         32353         35934
           28481          26843         29804         30638
           29193          27515         29950         29669
           30848          29075         31013         31720
           25931          24440         28185         26334
           23105          21776         26398         23469
           25997          24503         28449         26437
           25719          24240         28639         26049
           25159          23712         27943         25444
           24079          22695         27670         24808
           22004          20738         25937         22779
           19621          18492         23842         20506
           20727          19535         24297         21582
           22897          21581         26161         23656
           22945          21626         26391         23611
           22002          20737         26006         23193
           20838          19640         25504         22231
           21637          20392         26463         23000
           19828          18688         24859         21123
           19594          18467         24675         20612
           17640          16626         22918         18705
           15942          15025         21133         17677
           16184          15253         21270         17730
           14530          13694         18958         15891
           15752          14846         20626         17348
           16454          15508         21841         18290
           15247          14370         20559         17026
           14910          14052         20021         16613
           14822          13969         19720         16536
           15063          14197         19912         16844
           16220          15287         21552         18089
           17010          16032         22688         18991
           17178          16191         22978         19253
           17551          16542         23383         19733
           18013          16977         23839         20224
           17573          16563         23586         20008
           18533          17467         24921         21132
           18766          17687         25140         21354
           19205          18101         26458         22093
           19549          18425         26945         22544
           19674          18543         27319         22688
           19491          18371         26907         22266
           18942          17853         26484         22008
           19447          18329         26847         22417
           19762          18626         27368         22697
           18496          17432         26462         21415
           18246          17197         26568         21310
           18620          17549         26855         21512
           18987          17895         27266         21848
           19887          18743         28370         22599
           20702          19512         29335         23485
           20203          19042         28619         22703
02/2005    20385          19215         29212         22945

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                  B                  C                  D                  G               Z
---------------------------------------------------------------------------------------------------------------------------------
  INCEPTION                11/01/02            11/01/02           10/13/03          11/01/02           11/01/02         06/16/67
---------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH     WITHOUT   WITH    WITHOUT    WITH    WITHOUT    WITH      WITHOUT
---------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   11.73     5.30     11.33     6.33     11.32    10.32     11.32    10.32     11.33     6.33       11.86
---------------------------------------------------------------------------------------------------------------------------------
  1-year                  3.62    -2.34      2.92    -2.08      2.89     1.89      2.88     1.88      2.93    -2.07        3.91
---------------------------------------------------------------------------------------------------------------------------------
  5-year                 -8.83    -9.90     -9.14    -9.46     -9.18    -9.18     -9.12    -9.30     -9.11    -9.59       -8.69
---------------------------------------------------------------------------------------------------------------------------------
  10-year                 7.38     6.75      7.20     7.20      7.17     7.17      7.21     7.10      7.22     7.22        7.46


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                  A                  B                  C                  D                  G               Z
---------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH      WITHOUT
---------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    4.76    -1.27      4.38    -0.62      4.39     3.39      4.38     3.38      4.39    -0.61        4.88
---------------------------------------------------------------------------------------------------------------------------------
  1-year                  7.79     1.59      6.99     1.99      6.96     5.96      6.98     5.98      7.03     2.03        8.03
---------------------------------------------------------------------------------------------------------------------------------
  5-year                 -8.17    -9.25     -8.47    -8.79     -8.51    -8.51     -8.45    -8.64     -8.43    -8.92       -8.04
---------------------------------------------------------------------------------------------------------------------------------
  10-year                 8.08     7.44      7.91     7.91      7.89     7.89      7.92     7.81      7.93     7.93        8.16


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND CLASS G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D and G (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D and G would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                            Columbia Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL    HYPOTHETICAL     ACTUAL   HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
Class A          1,000.00         1,000.00      1,117.28     1,019.29        5.83        5.56                1.11
------------------------------------------------------------------------------------------------------------------------
Class B          1,000.00         1,000.00      1,113.31     1,015.57        9.75        9.30                1.86
------------------------------------------------------------------------------------------------------------------------
Class C          1,000.00         1,000.00      1,113.21     1,015.57        9.75        9.30                1.86
------------------------------------------------------------------------------------------------------------------------
Class D          1,000.00         1,000.00      1,113.21     1,015.57        9.75        9.30                1.86
------------------------------------------------------------------------------------------------------------------------
Class G          1,000.00         1,000.00      1,113.31     1,015.82        9.48        9.05                1.81
------------------------------------------------------------------------------------------------------------------------
Class Z          1,000.00         1,000.00      1,118.62     1,020.53        4.52        4.31                0.86


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 11.73% WITHOUT SALES CHARGE.

o THE FUND OUTPACED THE RUSSELL 1000 GROWTH INDEX AND THE S&P 500 INDEX, AS WELL AS ITS PEER GROUP AVERAGE, THE LIPPER LARGE-CAP GROWTH FUNDS CATEGORY.

o THE FUND TARGETED LARGE COMPANIES WITH SOLID COMPETITIVE STANDINGS, STRONG FINANCIAL POSITIONS AND SUPERIOR SALES GROWTH. THIS STRONG STOCK SELECTION WAS A BOON TO RELATIVE PERFORMANCE.

                      [UP ARROW]            [UP ARROW]

                                           RUSSELL 1000
                      CLASS A SHARES       GROWTH INDEX
                          11.73%              7.67%

                                    OBJECTIVE
                           Seeks capital appreciation
                           by investing in stocks of
                              companies expected to
                           experience long-term, above
                            average earnings growth.

                                TOTAL NET ASSETS
                                 $737.6 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 27.76
-----------------------------------------------
  Class B                                 27.36
-----------------------------------------------
  Class C                                 27.29
-----------------------------------------------
  Class D                                 27.38
-----------------------------------------------
  Class G                                 27.40
-----------------------------------------------
  Class Z                                 27.95

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.09
-----------------------------------------------
  Class B                                  0.03
-----------------------------------------------
  Class C                                  0.03
-----------------------------------------------
  Class D                                  0.03
-----------------------------------------------
  Class G                                  0.03
-----------------------------------------------
  Class Z                                  0.12

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                            Columbia Growth Fund

For the six-month period ended February 28, 2005, Columbia Growth Fund's class A shares returned 11.73% without sales charge. Fund performance was better than both the Russell 1000 Growth Index and the S&P 500 Index, which returned 7.67% and 9.99%, respectively. The fund also outdistanced its peer group average. The average return of the Lipper Large Cap Growth Funds Category was 8.80% for the period. 1 Our focus on large-cap companies with strong competitive positions, high sustainable profits, good balance sheets and above-average sales growth resulted in strong stock selection, especially in the consumer discretionary and health care sectors.

CONSUMER DISCRETIONARY AND HEALTH CARE STOCKS BENEFITED FROM STRONG DEMAND

Investments in lodging and specialty retailing stocks did especially well within the consumer discretionary sector. Lodging stocks, such as Marriott International, rallied nicely as travel spending recovered after dropping off in the wake of 9/11. Demand for rooms also grew at a faster rate than supply, fueling strong pricing. Among specialty retailers, top gainers included Chico's FAS and Coach. Chico's FAS is a women's apparel store, while Coach manufactures and sells handbags and other accessories. Both stocks benefited from popular product lines, strong sales, good execution and steady new store expansion.

Health care stocks also were strong contributors to performance. The fund focused on medical device and specialty product companies, while keeping a below-average stake in pharmaceuticals. This allocation worked well as drug stocks remained under pressure from patent expirations and a lack of new blockbuster products. Among the fund's best performers were Johnson & Johnson and Caremark Rx. Johnson & Johnson benefited from acquiring cardiac stent maker Guidant (this stock is not in the portfolio). Caremark Rx, a pharmacy benefits manager, saw strong demand from companies working to control rising health care costs.

CONSUMER STAPLES AND INDUSTRIALS STOCKS RALLIED AS OUTLOOK IMPROVED

Stock selection was also strong in the consumer staples and industrials sectors. In consumer staples, Altria Group (formerly Philip Morris) saw its stock price rise as it came closer to settling pending tobacco litigation. In industrials, Rockwell Automation benefited from strong demand as companies both in the United States and China sought to automate their manufacturing processes. Ingersoll-Rand also posted sharp gains as the company improved its product line.

Although the fund's technology stocks were solid contributors to absolute performance, they had little effect on the fund's returns relative to the Russell 1000 Growth Index. Tech stocks were under pressure for much of the year, as investors worried about maturing technologies, increased competition and overstocked inventories. The sector later

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Health care                              25.7
-----------------------------------------------
  Information technology                   23.0
-----------------------------------------------
  Consumer discretionary                   17.9
-----------------------------------------------
  Consumer staples                         12.0
-----------------------------------------------
  Industrials                               9.9

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  Johnson & Johnson                         4.2
-----------------------------------------------
  Microsoft                                 3.4
-----------------------------------------------
  Tyco International                        2.7
-----------------------------------------------
  Intel                                     2.3
-----------------------------------------------
  International Business Machines           2.3
-----------------------------------------------
  Pfizer                                    2.1
-----------------------------------------------
  Cisco Systems                             2.1
-----------------------------------------------
  Dell                                      2.0
-----------------------------------------------
  PepsiCo                                   2.0
-----------------------------------------------
  Marriott International                    2.0

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Marriott International                    2.0
-----------------------------------------------
  Chico's FAS                               1.3
-----------------------------------------------
  Coach                                     1.1
-----------------------------------------------
  Johnson & Johnson                         4.2
-----------------------------------------------
  Caremark Rx                               0.8
-----------------------------------------------
  Altria Group                              1.6
-----------------------------------------------
  Rockwell Automation                       1.0
-----------------------------------------------
  Ingersoll-Rand                            1.1
-----------------------------------------------
  Cognizant Technology Solutions            0.6
-----------------------------------------------
  Cisco Systems                             2.1
-----------------------------------------------
  Goldman Sachs Group                       1.4
-----------------------------------------------
  Merrill Lynch & Co.                       0.6
-----------------------------------------------
  American International Group              0.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                            Columbia Growth Fund

rebounded, as inventory issues began to dissipate and capital spending intentions improved. Among the fund's top performers was Cognizant Technology Solutions, a software outsourcing company with operations in India. By contrast, Cisco Systems hampered performance amid concerns that companies would be slow to ramp up spending on networking equipment.

In addition, the fund's focus on financial companies with exposure to improving capital markets contributed to its strong performance. Both Goldman Sachs Group and Merrill Lynch & Co. benefited from a strong increase in merger & acquisition activity and a rising stock market. American International Group, however, was a disappointment as the whole insurance industry came under the scrutiny of government investigators.

OUTLOOK REMAINS POSITIVE FOR LARGE-CAP STOCKS

We expect economic and profit growth to support a favorable outlook for large-cap stocks, although both are likely to be lower than last year. If inflation remains low, as we anticipate, longer-term interest rates are also likely to remain low. We believe large-cap growth stocks have the potential to benefit further from valuations that remain attractive relative to large-cap value stocks.

                            Alexander S. Macmillan, CFA, has managed or co-managed Columbia Growth Fund since 1992 and has been with the advisor and its predecessors or affiliate organizations since 1989.

                            /s/ Alexander S. Macmillan

                            Paul J. Berlinguet has co-managed the fund since October 2003 and has been with the advisor and its predecessors since 2003.

                            /s/ Paul J. Berlinguet

On October 13, 2004, the Board of Trustees approved a proposal to reorganize the Columbia Growth Fund into Columbia Large Cap Growth Fund, subject to shareholder approval and the satisfaction of certain other conditions. Shareholders approved the merger at a shareholder meeting held on March 11, 2005. The merger was completed at the close of business on March 18, 2005.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

The fund may invest in foreign securities, which have special risks, including political or economic instability and higher transaction costs; different regulations, accounting standards, trading practices and levels of information; and currency exchange rate fluctuations.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A               21,647           20,399
-----------------------------------------------
  Class B               21,190           21,190
-----------------------------------------------
  Class C               21,261           21,261
-----------------------------------------------
  Class D               21,345           21,139
-----------------------------------------------
  Class Z               21,904            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                               Columbia International Stock Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                            [MOUNTAIN CHART]

          CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH   MSCI AC WORLD  MSCI EAFE
        SALES CHARGE   SALES CHARGE   EX US INDEX     INDEX
       --------------  ------------  ------------  ------------
03/1995    10000           9425         10000         10000
           10381           9784         10565         10624
           10611          10001         10977         11023
           10487           9884         10928         10892
           10443           9843         10777         10702
           11135          10494         11388         11368
           10949          10319         10993         10935
           11215          10570         11181         11148
           11090          10453         10882         10849
           11312          10662         11138         11150
           11587          10921         11579         11600
           11738          11063         11738         11647
           11738          11063         11738         11687
           12172          11472         11957         11934
           12633          11907         12319         12282
           12837          12098         12135         12056
           13068          12316         12196         12123
           12393          11681         11792         11769
           12588          11864         11861         11795
           12908          12165         12155         12109
           12837          12099         12034         11985
           13333          12567         12498         12462
           13509          12733         12353         12302
           13500          12724         12126         11871
           13881          13083         12348         12066
           14017          13211         12322         12109
           14347          13522         12427         12173
           15175          14303         13193         12966
           15896          14982         13922         13680
           16373          15432         14203         13902
           15106          14237         13085         12863
           16139          15211         13793         13584
           15019          14155         12618         12539
           14951          14092         12460         12411
           15059          14193         12603         12519
           15179          14307         12980         13091
           15796          14888         13846         13932
           16334          15395         14325         14361
           16741          15779         14428         14474
           16972          15996         14166         14404
           17026          16047         14113         14513
           17125          16141         14247         14660
           14794          13944         12238         12843
           14015          13209         11980         12449
           15147          14276         13236         13746
           16203          15271         13947         14450
           16992          16015         14426         15019
           17509          16502         14410         14974
           17080          16098         14088         14618
           17520          16513         14768         15227
           18060          17021         15506         15844
           17422          16421         14778         15028
           18313          17260         15457         15614
           19060          17964         15819         16078
           19477          18357         15874         16137
           19884          18741         15981         16300
           20962          19757         16575         16912
           23601          22244         17238         17499
           26835          25292         18883         19070
           25552          24083         17858         17859
           27246          25679         18340         18339
           26799          25258         19029         19051
           24575          23162         17967         18049
           22670          21367         17507         17608
           23611          22253         18253         18297
           22530          21234         17532         17530
           23212          21878         17750         17683
           21778          20526         16765         16822
           20802          19606         16231         16425
           19862          18720         15504         15809
           20762          19568         16033         16370
           20650          19462         16273         16362
           19539          18415         14985         15135
           18188          17143         13925         14125
           19313          18202         14872         15107
           19017          17924         14462         14574
           18399          17341         13908         13978
           17795          16772         13598         13723
           17457          16454         13260         13376
           15729          14825         11853         12021
           16165          15235         12185         12329
           16545          15593         12742         12784
           16927          15954         12907         12859
           16180          15250         12354         12176
           16294          15357         12443         12261
           17053          16072         13104         12984
           17138          16153         13205         13010
           17308          16313         13349         13175
           16844          15875         12772         12651
           15395          14510         11527         11402
           15255          14378         11528         11376
           13693          12906         10306         10154
           14190          13374         10858         10699
           14643          13801         11381         11185
           14205          13388         11014         10809
           13569          12788         10628         10358
           13371          12602         10412         10121
           13272          12509         10210          9923
           14190          13374         11194         10895
           14968          14107         11907         11555
           15236          14360         12237         11835
           15645          14746         12563         12122
           16027          15106         12937         12414
           16465          15518         13299         12796
           17439          16437         14161         13593
           17609          16596         14470         13895
           18781          17701         15574         14980
           19163          18061         15824         15191
           19402          18286         16226         15542
           19586          18460         16327         15629
           19063          17967         15819         15276
           18852          17768         15870         15328
           19204          18100         16214         15664
           18455          17394         15742         15155
           18428          17368         15868         15221
           18752          17674         16379         15619
           19360          18246         16949         16151
           20575          19392         18125         17254
           21287          20063         18903         18012
           20779          19584         18578         17682
02/2005    21647          20399         19494         18448

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Morgan Stanley Capital International (MSCI) All Country (AC) World ex US Index is an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the US. The Morgan Stanley Capital International
(MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                   A                  B                  C                 D                  Z
----------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/02           11/01/02           10/13/03          11/01/02           10/01/92
----------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH        WITHOUT
----------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   17.51    10.75     17.10    12.10     17.03    16.03     17.04    16.04         17.61
----------------------------------------------------------------------------------------------------------------
  1-year                 11.61     5.19     10.78     5.78     10.82     9.82     10.86     9.86         11.98
----------------------------------------------------------------------------------------------------------------
  5-year                 -4.50    -5.62     -4.90    -5.22     -4.84    -4.84     -4.76    -4.95         -4.27
----------------------------------------------------------------------------------------------------------------
  10-year                 8.03     7.39      7.80     7.80      7.83     7.83      7.88     7.77          8.16


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



----------------------------------------------------------------------------------------------------------------
  SHARE CLASS                  A                  B                  C                  D                  Z
----------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH        WITHOUT
----------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   10.84     4.47     10.47     5.47     10.43     9.43     10.47     9.47         10.98
----------------------------------------------------------------------------------------------------------------
  1-year                 13.34     6.83     12.49     7.49     12.79    11.79     12.81    11.81         13.97
----------------------------------------------------------------------------------------------------------------
  5-year                 -4.53    -5.65     -4.91    -5.23     -4.84    -4.84     -4.77    -4.96         -4.30
----------------------------------------------------------------------------------------------------------------
  10-year                 6.80     6.17      6.59     6.59      6.63     6.63      6.67     6.56          6.93


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                               Columbia International Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



                    ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE          EXPENSES PAID          FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)      DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL    ACTUAL     HYPOTHETICAL    ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
  Class A        1,000.00         1,000.00     1,175.10      1,018.45        6.90        6.41               1.28
------------------------------------------------------------------------------------------------------------------------
  Class B        1,000.00         1,000.00     1,170.98      1,014.73       10.93       10.14               2.03
------------------------------------------------------------------------------------------------------------------------
  Class C        1,000.00         1,000.00     1,171.08      1,014.73       10.93       10.14               2.03
------------------------------------------------------------------------------------------------------------------------
  Class D        1,000.00         1,000.00     1,170.39      1,014.73       10.92       10.14               2.03
------------------------------------------------------------------------------------------------------------------------
  Class Z        1,000.00         1,000.00     1,176.88      1,019.69        5.56        5.16               1.03


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 17.51% WITHOUT SALES CHARGE.

o THE FUND'S EMPHASIS ON THE ENERGY SECTOR, A HIGHER COMMITMENT TO EUROPEAN STOCKS AND STOCK SELECTION IN EUROPEAN MARKETS ALL CONTRIBUTED TO THE FUND'S DOUBLE-DIGIT RETURN.

o STOCK SELECTION IN JAPAN AND THE UNITED KINGDOM (UK) WERE THE PRINCIPAL REASONS THE FUND FELL BEHIND ITS BENCHMARKS.

                   [UP ARROW]                   [UP ARROW]

                                             MSCI ALL COUNTRY
                 CLASS A SHARES              WORLD EX US INDEX
                     17.51%                       22.84%

                                    OBJECTIVE
                             Seeks long-term capital
                          appreciation by investing in
                         stocks issued by companies from
                        at least three countries outside
                               the United States.

                                TOTAL NET ASSETS
                                 $678.0 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 15.32
-----------------------------------------------
  Class B                                 15.00
-----------------------------------------------
  Class C                                 15.05
-----------------------------------------------
  Class D                                 15.11
-----------------------------------------------
  Class Z                                 15.38

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.00
-----------------------------------------------
  Class B                                  0.00
-----------------------------------------------
  Class C                                  0.00
-----------------------------------------------
  Class D                                  0.00
-----------------------------------------------
  Class Z                                  0.07

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                               Columbia International Stock Fund

For the six-month period ended February 28, 2005, Columbia International Stock Fund class A shares returned 17.51% without sales charge. The fund's benchmarks, the MSCI All Country World ex US Index and the MSCI EAFE Index, returned 22.84% and 21.18%, respectively. Its peer group, the Lipper International Multi-Cap Growth Fund Category, had an average return of 20.07% for the same period. 1 Strong performance from the energy sector and from European stocks helped boost the fund's return. Stock selection in Japan and the United Kingdom (UK) were the principal reasons the fund fell behind its benchmarks.

ENERGY STOCKS BOOSTED THE FUND'S RETURN

In the past three years, an increase in the rate of global economic growth, supply disruptions and an increase in Chinese imports contributed to higher oil prices. We positioned the fund to take advantage of these factors by emphasizing oil and gas stocks as well as oil service stocks in the portfolio. This decision was rewarded as the price of oil remained strong and energy stocks soared during the period. Canada's EnCana Corp., the largest oil and gas exploration company in North America, was the fund's top performer.

HIGHER STAKE IN EUROPEAN STOCKS AIDED PERFORMANCE

A decision to raise the fund's commitment to European stocks with long-term growth prospects also aided performance. We focused on smaller markets that were growing faster than Europe as a whole and that were attractively priced relative to their earnings potential compared to larger markets. In particular, the fund's investments in Austria and Greece did well. Both countries have fast-growing economies, relatively low interest rates and policies that are friendly to business. When selecting stocks, we gravitated toward banks, which have had a substantial increase in loan demand in the improving economic environment. The National Bank of Greece SA, Erste Bank in Austria (sold in January 2005) and the Anglo Irish Bank in Ireland made positive contributions to performance.

The fund's strategy in Europe reflected two main themes, which influenced stock selection across the portfolio. In general, we favored companies that we believed were likely to increase dividend payouts and/or benefit from increased capital spending. With these themes in mind, we increased investment in the industrials sector, a strategy that added the most value over the period. Two companies were particularly strong--Atlas Copco AB in Sweden, an electric tool manufacturer, and Vinci SA in France, a construction company. Telecommunications companies also reflected these themes. We added Belgacom SA, Belgium's telecommunications company, which benefited from cost-cutting and improved operations. In addition, we believe that the company has the potential to increase its dividend.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 COUNTRIES AS OF 02/28/05 (%)

  United Kingdom                           22.0
-----------------------------------------------
  Japan                                    21.3
-----------------------------------------------
  France                                    8.8
-----------------------------------------------
  Germany                                   6.4
-----------------------------------------------
  Netherlands                               5.8

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  BP                                        2.2
-----------------------------------------------
  Nestle SA                                 1.8
-----------------------------------------------
  Vodafone Group                            1.8
-----------------------------------------------
  GlaxoSmithKline                           1.7
-----------------------------------------------
  Total SA                                  1.6
-----------------------------------------------
  EnCana                                    1.6
-----------------------------------------------
  ENI S.p.A                                 1.5
-----------------------------------------------
  Reckitt Benckiser                         1.4
-----------------------------------------------
  HSBC Holdings                             1.4
-----------------------------------------------
  Randstad Holdings NV                      1.3

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  EnCana                                    1.6
-----------------------------------------------
  National Bank of Greece SA                0.7
-----------------------------------------------
  Anglo Irish Bank                          0.8
-----------------------------------------------
  Atlas Copco AB                            1.2
-----------------------------------------------
  Vinci SA                                  1.1
-----------------------------------------------
  Belgacom SA                               0.6
-----------------------------------------------
  AstraZeneca                               1.2

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                               Columbia International Stock Fund

JAPANESE AND UK INVESTMENTS DISAPPOINT

During the period, we boosted the fund's investment in Japan on the belief that its economy was headed for a strong recovery after more than 10 years of recession and deflation. However, inflation did not return as fast as forecasts suggested, consumer spending did not rebound at the pace we originally anticipated and consumer-related Japanese stocks declined. Telecommunications stocks in Japan also detracted from performance.

Pharmaceutical companies in the United Kingdom also held back results. AstraZeneca lost traction when the FDA postponed approval of IRESSA, a cancer drug. In addition, prescription trends were disappointing for Crestor, AstraZeneca's cholesterol-lowering drug. However, the stock remains in the portfolio because we continue to believe that it has long-term potential.

LOOKING AHEAD

Going forward we will continue to seek companies that exhibit one or more of the following characteristics: 1) are likely to increase dividends and/or share buybacks, 2) could benefit from increased capital expenditures, and 3) stand to benefit from improved employment growth, such as retail stocks. In general, we plan to focus on large-cap stocks which we believe have the potential to outperform small-caps. However, any change in the economic or market climate could lead us to change our focus.

[Photo of Penelope L. Burgess]        Penelope L. Burgess has co-managed the
                                      fund since July 2004 and has been with the advisor or its predecessors or affiliate organizations since 1993.

                                      /s/ Penelope L. Burgess

[Photo of Deborah F. Snee]            Deborah F. Snee has co-managed the fund
                                      since July 2004 and has been with the
                                      advisor or its predecessors or affiliate organizations since 1999.

                                      /s/ Deborah F. Snee

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE         WITHOUT            WITH
-----------------------------------------------
  Class A               24,208           22,814
-----------------------------------------------
  Class B               23,785           23,785
-----------------------------------------------
  Class C               23,832           23,832
-----------------------------------------------
  Class D               23,809           23,575
-----------------------------------------------
  Class G               23,715           23,715
-----------------------------------------------
  Class T               24,255           22,858
-----------------------------------------------
  Class Z               24,455            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                    Columbia Mid Cap Growth Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                             [MOUNTAIN CHART]

          CLASS A        CLASS A
       SHARES WITHOUT  SHARES WITH   RUSSELL MIDCAP  RUSSELL MIDCAP
        SALES CHARGE   SALES CHARGE   GROWTH INDEX       INDEX
       --------------  ------------  --------------  --------------
03/1995    10000           9425          10000           10000
           10266           9676          10397           10286
           10298           9706          10484           10441
           10418           9819          10742           10785
           11082          10445          11231           11147
           11923          11237          11937           11689
           12122          11425          12069           11868
           12315          11607          12338           12136
           11803          11124          12026           11864
           12440          11725          12563           12454
           12648          11920          12570           12526
           12553          11831          12792           12790
           13113          12359          13276           13091
           13431          12659          13380           13281
           14605          13765          14027           13657
           15019          14155          14313           13863
           14158          13344          13881           13655
           12772          12038          12804           12810
           13551          12772          13496           13419
           14075          13266          14353           14082
           13680          12893          14185           14195
           14441          13610          15021           15059
           14300          13478          14768           14906
           14639          13798          15421           15463
           14410          13581          15082           15440
           13711          12922          14230           14784
           13609          12827          14578           15152
           14884          14029          15885           16258
           15367          14483          16325           16790
           16232          15298          17887           18190
           16182          15251          17712           17992
           16966          15991          18608           19019
           15979          15060          17676           18279
           16145          15217          17861           18714
           16110          15183          18095           19231
           15679          14778          17769           18869
           16681          15722          19440           20345
           17739          16719          20254           21309
           17684          16667          20530           21362
           17222          16232          19686           20702
           17501          16495          20243           20990
           16308          15370          19377           19989
           14264          13444          15678           16791
           15259          14381          16863           17877
           15895          14981          18104           19096
           16626          15670          19326           19999
           18791          17710          21328           21171
           18409          17351          21968           21135
           16891          15919          20894           20432
           17369          16370          22058           21071
           17933          16902          23063           22628
           17981          16948          22766           22563
           19238          18132          24355           23359
           18736          17659          23581           22717
           18386          17329          23335           22128
           18640          17568          23137           21349
           19762          18625          24925           22361
           22204          20928          27508           23005
           25617          24144          32272           25030
           26053          24555          32266           24201
           33483          31558          39048           26063
           32944          31049          39087           27556
           29725          28016          35291           26253
           28099          26483          32719           25557
           31215          29420          36190           26313
           29982          28258          33899           26019
           34177          32212          39011           28511
           33459          31535          37104           28103
           31124          29334          34566           27671
           26614          25084          27055           25180
           29166          27489          28480           27097
           28662          27014          30107           27533
           25440          23977          24898           25856
           23252          21915          21335           24253
           25475          24010          24892           26327
           25060          23619          24775           26816
           24599          23184          24787           26564
           23701          22338          23117           25804
           22355          21069          21441           24811
           19829          18688          17897           21819
           20546          19365          19777           22683
           22229          20951          21907           24584
           23045          21720          22740           25572
           22268          20988          22001           25418
           21268          20046          20753           25149
           22525          21230          22337           26658
           21949          20687          21155           26141
           21595          20354          20525           25845
           20103          18947          18259           24114
           18563          17496          16484           21760
           18129          17086          16426           21880
           17329          16333          15122           19860
           17811          16787          16294           20863
           18317          17264          17570           22311
           17365          16366          16509           21432
           17365          16366          16347           20999
           16965          15990          16205           20722
           17070          16089          16506           20927
           17929          16898          17630           22447
           19469          18350          19326           24500
           19786          18649          19603           24748
           20210          19048          20302           25565
           21269          20046          21421           26674
           20129          18971          21006           26341
           21751          20501          22699           28350
           22352          21066          23307           29147
           22550          21254          23561           30022
           23033          21709          24339           30895
           22962          21641          24747           31559
           22727          21421          24700           31566
           21634          20390          24004           30407
           21915          20655          24570           31161
           22422          21132          24961           32024
           20424          19250          23309           30625
           19977          18828          23022           30757
           20824          19626          23881           31756
           21671          20425          24690           32633
           23000          21677          25964           34620
           24106          22720          27208           36095
           23672          22311          26479           35200
02/2005    24208          22814          27146           36283

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell Midcap Growth Index is an unmanaged index that measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



------------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                A               B                C                D                G                T             Z
------------------------------------------------------------------------------------------------------------------------------------
  INCEPTION              11/01/02        11/01/02         10/13/03         11/01/02         11/01/02         11/01/02      11/20/85
------------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT  WITH   WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)  21.19  14.22    20.78  15.78     20.73  19.73     20.75  19.75    20.78  15.78     21.14   14.17    21.35
------------------------------------------------------------------------------------------------------------------------------------
  1-year                 5.43  -0.63     4.60  -0.40      4.65   3.65      4.65   3.65     4.45  -0.55      5.36   -0.67     5.74
------------------------------------------------------------------------------------------------------------------------------------
  5-year                -6.28  -7.39    -6.61  -6.88     -6.57  -6.57     -6.59  -6.78    -6.67  -7.08     -6.24   -7.35    -6.09
------------------------------------------------------------------------------------------------------------------------------------
  10-year                9.24   8.60     9.05   9.05      9.07   9.07      9.06   8.95     9.02   9.02      9.26    8.62     9.35


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



------------------------------------------------------------------------------------------------------------------------------------
  SHARE CLASS                A               B                C                D                G                T            Z
------------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT  WITH   WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH    WITHOUT  WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   7.50   1.32     7.12   2.12      7.10   6.10      7.11   6.11     7.14   2.14      7.48    1.28     7.64
------------------------------------------------------------------------------------------------------------------------------------
  1-year                 6.88   0.74     6.05   1.05      6.14   5.14      6.15   5.15     5.84   0.84      6.87    0.74     7.31
------------------------------------------------------------------------------------------------------------------------------------
  5-year                -1.21  -2.38    -1.53  -1.82     -1.49  -1.49     -1.51  -1.71    -1.59  -2.02     -1.17   -2.34    -1.02
------------------------------------------------------------------------------------------------------------------------------------
  10-Year                9.46   8.81     9.28   9.28      9.30   9.30      9.29   9.18     9.25   9.25      9.48    8.83     9.56


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                    Columbia Mid Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



                    ACCOUNT VALUE AT THE        ACCOUNT VALUE AT THE            EXPENSES PAID         FUND'S ANNUALIZED
                 BEGINNING OF THE PERIOD ($)    END OF THE PERIOD ($)       DURING THE PERIOD ($)     EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
                  ACTUAL        HYPOTHETICAL     ACTUAL    HYPOTHETICAL     ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
  Class A        1,000.00         1,000.00      1,211.89     1,018.50         6.97        6.36              1.27
------------------------------------------------------------------------------------------------------------------------
  Class B        1,000.00         1,000.00      1,207.78     1,014.78        11.06       10.09              2.02
------------------------------------------------------------------------------------------------------------------------
  Class C        1,000.00         1,000.00      1,207.28     1,014.78        11.06       10.09              2.02
------------------------------------------------------------------------------------------------------------------------
  Class D        1,000.00         1,000.00      1,207.48     1,014.78        11.06       10.09              2.02
------------------------------------------------------------------------------------------------------------------------
  Class G        1,000.00         1,000.00      1,207.78     1,015.03        10.78        9.84              1.97
------------------------------------------------------------------------------------------------------------------------
  Class T        1,000.00         1,000.00      1,211.40     1,018.25         7.24        6.61              1.32
------------------------------------------------------------------------------------------------------------------------
  Class Z        1,000.00         1,000.00      1,213.48     1,019.74         5.60        5.11              1.02


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 21.19% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED THE RUSSELL MIDCAP GROWTH INDEX AND THE RUSSELL MIDCAP INDEX, AS WELL AS THE AVERAGE OF ITS PEER GROUP, THE LIPPER MID-CAP GROWTH FUNDS CATEGORY.

o STRONG STOCK SELECTION IN THE INFORMATION TECHNOLOGY AND MATERIALS SECTORS DROVE THE FUND'S OUTPERFORMANCE.

              [UP ARROW]            [UP ARROW]             [UP ARROW]

                                     RUSSELL                RUSSELL
               CLASS A                MIDCAP                 MIDCAP
                SHARES             GROWTH INDEX              INDEX
                21.19%                17.94%                 17.98%

                                    OBJECTIVE
                            Seeks significant capital
                          appreciation by investing in
                           stocks of companies with a
                          market capitalization, at the
                       time of initial purchase, equal to
                        or less than the largest stock in
                            the Russell Midcap Index.

                                TOTAL NET ASSETS
                                 $864.9 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 20.59
-----------------------------------------------
  Class B                                 20.23
-----------------------------------------------
  Class C                                 20.27
-----------------------------------------------
  Class D                                 20.25
-----------------------------------------------
  Class G                                 20.17
-----------------------------------------------
  Class T                                 20.63
-----------------------------------------------
  Class Z                                 20.80

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                    Columbia Mid Cap Growth Fund

For the six-month period ended February 28, 2005, Columbia Mid Cap Growth Fund class A shares returned 21.19% without sales charge. The fund outperformed both the Russell Midcap Growth Index and the Russell Midcap Index, which returned 17.94% and 17.98%, respectively, during the same period. The fund also outpaced its peer group, the Lipper Mid-Cap Growth Funds Category, which averaged a return of 16.91%. 1 Strong stock selection, particularly in the information technology and materials sectors, helped the fund outperform its benchmark and peers.

SEMICONDUCTOR STOCKS LED TECH PERFORMANCE

The fund's new management team, in place since June 2004, restructured holdings in key sectors in an effort to reduce portfolio risk. A good example is the information technology sector, where the team eliminated commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. As a result, the portfolio was well positioned for the market rally in the fourth quarter of 2004. Certain semiconductor stocks performed exceptionally well. Marvell Technology Group benefited from a new product introduction, which allowed it to attack new markets. NVIDIA benefited from the introduction of a new graphics chip, and Advanced Micro Devices gained market share, resulting in increased revenues and higher gross margins.

Although the fund's technology holdings outperformed, we believe there is room for improvement within the sector. We have expanded coverage of internet-related stocks, where we missed some opportunities and misjudged others.

STOCK SELECTION IN MATERIALS AND ENERGY AIDED PERFORMANCE

Good stock selection in the materials and energy sectors also contributed to the portfolio's strong performance. Growing demand for and limited supply of raw materials drove commodity prices higher. Potash Corp. of Saskatchewan benefited as demand for potash, a fertilizer, increased. Peabody Energy's stock price advanced as coal grew increasingly attractive amid rising oil prices. Among energy stocks, oil and gas companies benefited from higher prices and significantly outperformed energy service companies. Although the fund had more exposure to energy service names than its benchmark, good stock selection compensated. National-Oilwell and Nabors Industries gained 52% and 30%, respectively. If commodity prices remain strong, we believe that exploration companies will increase spending and energy service companies should benefit.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Information technology                   25.0
-----------------------------------------------
  Consumer discretionary                   20.7
-----------------------------------------------
  Health care                              15.9
-----------------------------------------------
  Industrials                              10.9
-----------------------------------------------
  Materials                                 7.0

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  Tempur-Pedic International                2.8
-----------------------------------------------
  Potash Corp. of Saskatchewan              2.1
-----------------------------------------------
  XM Satellite Radio Holdings               1.8
-----------------------------------------------
  Urban Outfitters                          1.8
-----------------------------------------------
  Kinetic Concepts                          1.8
-----------------------------------------------
  Marvell Technology Group                  1.7
-----------------------------------------------
  Medicis Pharmaceutical                    1.7
-----------------------------------------------
  Manpower                                  1.6
-----------------------------------------------
  Inco                                      1.5
-----------------------------------------------
  DaVita                                    1.4

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Marvell Technology Group                  1.7
-----------------------------------------------
  NVIDIA                                    1.0
-----------------------------------------------
  Advanced Micro Devices                    1.1
-----------------------------------------------
  Potash Corp. of Saskatchewan              2.1
-----------------------------------------------
  Peabody Energy                            0.9
-----------------------------------------------
  National-Oilwell                          0.7
-----------------------------------------------
  Nabors Industries                         1.2
-----------------------------------------------
  Chico's FAS                               1.3
-----------------------------------------------
  Coach                                     0.9
-----------------------------------------------
  Western Wireless                          0.3
-----------------------------------------------
  Kinetic Concepts                          1.8
-----------------------------------------------
  DaVita                                    1.4
-----------------------------------------------
  Accredo Health                            0.8

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                    Columbia Mid Cap Growth Fund

PORTFOLIO GAINS WERE WIDESPREAD

The fund registered attractive gains from stocks in a wide range of sectors and industries. Consumer discretionary stocks, such as retailers Chico's FAS and Coach, benefited from enhanced consumer confidence. Telecommunications services stocks also outperformed, led by Western Wireless, up 57% on news of its acquisition by ALLTEL. In health care, Kinetic Concepts benefited from increased market penetration, DaVita advanced on the news of its purchase of Gambro Healthcare's US dialysis business and Accredo Health's stock price soared on the news of its acquisition by Medco Health Services.

FINANCIAL STOCKS DETRACTED FROM PERFORMANCE

We maintained low exposure to the financial sector amid concerns about the effects of a rising interest rate environment. Although the fund's financial holdings advanced, they were not as strong as the sector overall. Performance was hurt by not owning some of the best performing stocks in the period, such as Moody's and Legg Mason. We plan to maintain our low exposure to the financial sector because we do not expect the Federal Reserve (the Fed) to alter its current interest rate policy.

MONITORING THE ECONOMY AND MARKETS

We have positioned the portfolio to reflect an economy that is growing at a healthy pace. We are bullish on the energy sector and see continued strength in the materials and industrials sectors. Ongoing job creation, the unprecedented liquidity of corporate balance sheets and a Fed that appears to be controlling inflation are supportive of our outlook. Because of the portfolio's pro-cyclical positioning, however, we are monitoring the economy and markets for signs of slowing growth.

                            Kenneth A. Korngiebel has co-managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

                            /s/ Kenneth A. Korngiebel

                            Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

                            /s/ Trent E. Nevills

Equity investment is affected by stock market fluctuations that occur in response to economic and business developments.

Investing in mid-cap stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
10/01/96 - 02/28/05 ($)

  Class Z                                24,717

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)

  SHARE CLASS                               Z
-------------------------------------------------
  INCEPTION                              10/01/96
-------------------------------------------------
  6-month (cumulative)                    17.82
-------------------------------------------------
  1-year                                   1.17
-------------------------------------------------
  5-year                                  -4.30
-------------------------------------------------
  Life                                    11.36

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)

  SHARE CLASS                                Z
-------------------------------------------------
  6-month (cumulative)                     5.57
-------------------------------------------------
  1-year                                   9.61
-------------------------------------------------
  5-year                                   1.07
-------------------------------------------------
  Life                                    11.95

PERFORMANCE INFORMATION ________________________________________________________
                                                  Columbia Small Cap Growth Fund

VALUE OF A $10,000 INVESTMENT 10/01/96 - 02/28/05

                      [MOUNTAIN CHART]

          CLASS Z      RUSSELL 2000     RUSSELL 2000
           SHARES         INDEX         GROWTH INDEX
          -------      ------------     ------------
10/1996    10000          10000             10000
           10174           9876              9628
           10488          10283              9896
           10762          10552             10089
           11508          10763             10341
           10820          10503              9716
           10224          10007              9030
           10191          10035              8926
           11475          11151             10267
           12245          11629             10615
           13098          12170             11159
           13753          12449             11493
           15021          13360             12411
           14449          12774             11665
           14201          12691             11387
           14432          12913             11394
           13817          12709             11242
           14953          13648             12235
           16261          14210             12748
           16435          14288             12825
           15247          13518             11893
           15715          13547             12014
           14978          12449             11011
           11771          10032              8470
           12854          10817              9329
           12984          11258              9816
           13720          11848             10577
           15109          12582             11534
           15030          12749             12054
           13452          11716             10951
           13678          11899             11340
           14077          12965             12342
           14381          13155             12362
           15682          13749             13013
           16089          13373             12611
           15726          12878             12139
           16002          12880             12374
           17555          12933             12690
           19965          13705             14032
           24048          15257             16505
           24250          15011             16352
           30795          17489             20157
           29560          16337             18039
           26350          15353             16217
           24885          14458             14796
           28386          15719             16708
           26206          15213             15276
           29285          16374             16883
           28067          15892             16044
           26663          15183             14741
           23453          13624             12064
           25451          14794             12802
           25767          15565             13838
           22982          14544             11941
           20994          13833             10856
           23433          14915             12184
           23600          15282             12467
           23984          15809             12807
           22785          14954             11715
           21092          14471             10983
           17835          12523              9210
           19105          13255             10096
           20452          14281             10939
           21839          15163             11621
           21249          15005             11207
           20197          14594             10482
           21535          15766             11393
           20856          15909             11147
           20089          15203             10494
           18741          14449              9605
           16203          12267              8128
           16459          12236              8124
           15751          11358              7538
           16027          11722              7919
           16942          12768              8704
           16038          12057              8103
           15988          11723              7883
           15742          11369              7672
           16056          11515              7788
           17346          12607              8525
           18950          13960              9486
           19422          14212              9669
           20141          15102             10400
           21273          15794             10958
           20624          15502             10681
           22670          16804             11604
           23191          17400             11982
           23142          17753             12036
           24519          18524             12668
           24431          18691             12649
           24136          18865             12709
           22926          17902             12071
           23321          18187             12311
           24030          18953             12721
           21817          17677             11578
           20981          17587             11329
           22240          18412             11956
           22849          18775             12246
           24236          20402             13281
           25368          21006             13758
           24069          20130             13139
02/2005    24717          20476             13322

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 2000 Index is an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from October 1, 1996.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                  Columbia Small Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
Class Z      1,000.00     1,000.00        1,178.22     1,018.84           6.48        6.01                    1.20


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS Z SHARES RETURNED 17.82%.

o THE FUND OUTPERFORMED ITS BENCHMARKS. ITS RETURN WAS SLIGHTLY LOWER THAN THE AVERAGE FOR ITS PEER GROUP, THE LIPPER SMALL-CAP GROWTH FUNDS CATEGORY.

o STOCK SELECTION IN THE INFORMATION TECHNOLOGY AND INDUSTRIALS SECTORS ENHANCED THE FUND'S RETURNS, AS DID DECISIONS TO LIMIT EXPOSURE TO THE FINANCIALS SECTOR AND TO EMPHASIZE THE ENERGY SECTOR.

             [UP ARROW]         [UP ARROW]            [UP ARROW]

              CLASS Z          RUSSELL 2000          RUSSELL 2000
              SHARES           GROWTH INDEX             INDEX
              17.82%              17.56%                16.40%

                                    OBJECTIVE
                          Seeks capital appreciation by
                        investing in stocks of companies
                          with a market capitalization,
                        at the time of initial purchase,
                            equal to or less than the
                              largest stock in the
                             S&P SmallCap 600 Index.

                                TOTAL NET ASSETS
                                 $261.9 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)
------------------------------------------------
  Class Z                                 25.12
------------------------------------------------

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                  Columbia Small Cap Growth Fund

For the six-month period ended February 28, 2005, Columbia Small Cap Growth Fund class Z shares returned 17.82%. That was higher than the return of the Russell 2000 Growth Index, which was 17.56%, and the Russell 2000 Index, which was 16.40%, during the same period. The fund trailed its peer group, the Lipper Small-Cap Growth Funds Category, which averaged a return of 18.17%. 1 Strong stock selection in the information technology and industrials sectors contributed to the fund's competitive performance. Decisions to emphasize energy and to limit exposure to financials further enhanced results. Stock selection in the materials sector, however, detracted from relative performance.

RESTRUCTURING TECHNOLOGY HOLDINGS IMPROVED PERFORMANCE

A new management team took over the fund in June 2004. Early efforts to restructure the fund's technology holdings resulted in improved performance from the sector relative to its benchmark. We eliminated commodity-type businesses in favor of those with greater intellectual property content, as reflected in companies with higher gross margins. As a result of this emphasis on higher quality names, the fund was well positioned for the market rally in the fourth quarter of 2004. Communications equipment stocks, where the fund had significant exposure, led performance. Ixia advanced 127%, F5 Networks gained 124% and Packeteer rose 58%.

INDUSTRIALS ENHANCED RESULTS, WHILE MATERIALS UNDERPERFORMED

Solid stock selection in the industrial sector also made a positive contribution to the fund's performance. United Defense Industries saw its stock price move higher on news of its acquisition by BAE Systems within the defense industry. Alternate energy sources, such as coal, were more attractive because of high oil prices. As a result, Joy Global, which produces coal mining equipment, benefited from customers' needs to replace outdated machinery and from countries ramping up mining activity, particularly China. With an increased demand for raw materials in developing markets, we are evaluating other opportunities among companies in the industrials and materials sectors poised to benefit along the supply chain. We have maintained a relatively neutral exposure to the materials sector, which underperformed during the period. We sold our interest in GrafTech International, which appeared to be incapable of taking advantage of good end-market conditions.

CONSTRUCTIVE OUTLOOK FOR ENERGY SERVICE INDUSTRY

Energy stocks generated robust returns for the period. Oil and gas companies benefited from higher prices and outperformed all other industries. In this environment, XTO Energy, Quiksilver Resources and

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Information technology                   29.3
-----------------------------------------------
  Health care                              21.0
-----------------------------------------------
  Industrials                              16.1
-----------------------------------------------
  Consumer discretionary                   12.7
-----------------------------------------------
  Energy                                    7.8

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  Tempur-Pedic International                2.6
-----------------------------------------------
  United Defense Industries                 2.2
-----------------------------------------------
  Renal Care Group                          2.1
-----------------------------------------------
  Salix Pharmaceuticals                     1.8
-----------------------------------------------
  DaVita                                    1.5
-----------------------------------------------
  Affiliated Managers Group                 1.5
-----------------------------------------------
  Silicon Laboratories                      1.5
-----------------------------------------------
  Corporate Executive Board                 1.4
-----------------------------------------------
  ResMed                                    1.4
-----------------------------------------------
  Commercial Capital Bancorp                1.4

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Ixia                                      1.1
-----------------------------------------------
  F5 Networks                               1.3
-----------------------------------------------
  Packeteer                                 1.3
-----------------------------------------------
  United Defense Industries                 2.2
-----------------------------------------------
  Joy Global                                1.2
-----------------------------------------------
  XTO Energy                                0.5
-----------------------------------------------
  Quiksilver Resources                      0.4
-----------------------------------------------
  Range Resources                           0.5
-----------------------------------------------
  National-Oilwell                          1.2
-----------------------------------------------
  CAL Dive International                    0.5
-----------------------------------------------
  Key Energy Services                       1.0

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                  Columbia Small Cap Growth Fund

Range Resources all made significant contributions. The fund also emphasized energy equipment and service companies in the period, such as National-Oilwell, CAL Dive International and Key Energy Services, which had strong gains. If commodity prices remain healthy, we believe that exploration companies will increase spending, and energy service companies should benefit. One energy stock that did disappoint was Input/Output. The company reported lower-than-expected earnings in the fourth quarter of 2004, after having previously disappointed investors. We eliminated our position in the stock during the period.

LOW EXPOSURE TO FINANCIALS, CONSUMER DISCRETIONARY STOCKS AIDED PERFORMANCE

We maintained low exposure to the financial sector amid concerns about the effects of rising interest rates. This under-representation, combined with good stock selection, also aided performance. We plan to maintain our low exposure to the financial sector because we do not expect the Fed to alter its current interest rate policy. The fund also had less exposure than the index to consumer discretionary stocks, where the portfolio's holdings underperformed. We sold particularly disappointing names, including PC Mall, Aeropostale and Radio One.

PRO-CYCLICAL POSITIONING REQUIRES VIGILANCE

We believe that the economy will continue to grow at a healthy pace and have positioned the portfolio accordingly. We are bullish on the energy sector and see continued strength in the materials and industrials sectors. Ongoing job creation, a build up of cash on corporate balance sheets and a Federal Reserve Board that appears to be controlling inflation are supportive of our outlook. Because of the portfolio's pro-cyclical positioning, however, we are monitoring the economy and markets for signs of slowing growth.

                            Kenneth A. Korngiebel has co-managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 1996.

                            /s/ Kenneth A. Korngiebel

                            Trent E. Nevills has co-managed the fund since June 2004 and has been with the advisor or its predecessors or affiliate organizations since 2003.

                            /s/ Trent E. Nevills

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A               41,183           38,801
-----------------------------------------------
  Class B               40,529           40,529
-----------------------------------------------
  Class C               40,512           40,512
-----------------------------------------------
  Class D               40,541           40,119
-----------------------------------------------
  Class Z               41,539             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                Columbia Real Estate Equity Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                            [MOUNTAIN CHART]

           CLASS A              CLASS A
        SHARES WITHOUT        SHARES WITH            NAREIT
         SALES CHARGE         SALES CHARGE           INDEX
        --------------        ------------           ------
03/1995     10000                 9425                10000
            10070                 9491                 9960
             9919                 9349                 9957
            10409                 9810                10380
            10670                10057                10545
            10833                10211                10727
            10906                10279                10855
            11179                10536                11041
            10931                10302                10805
            11022                10389                10903
            12015                11325                11498
            12243                11539                11688
            12347                11637                11825
            12271                11566                11760
            12261                11556                11820
            12540                11819                12125
            12837                12099                12282
            12856                12117                12374
            13479                12703                12862
            14043                13236                13086
            14319                13495                13474
            15056                14190                14089
            16617                15662                15553
            16946                15972                15727
            17050                16069                15695
            17283                16289                15662
            16692                15732                15232
            17221                16231                15680
            18001                16966                16442
            18945                17855                16950
            18755                17677                16909
            20432                19257                18385
            19733                18598                17889
            20230                19067                18275
            20728                19536                18706
            20651                19464                18607
            20265                19100                18291
            20948                19744                18618
            20039                18887                18011
            19883                18739                17885
            19827                18687                17764
            18659                17586                16611
            17290                16295                15043
            18187                17141                15894
            17880                16852                15600
            18243                17194                15829
            18168                17123                15431
            17844                16818                15108
            17718                16699                14753
            17613                16600                14687
            19070                17973                16080
            19642                18512                16434
            19198                18094                16168
            18490                17426                15654
            18478                17416                15455
            17652                16637                14868
            17294                16300                14502
            17151                16164                14266
            17720                16701                14718
            17793                16770                14766
            17355                16357                14591
            18256                17206                15071
            19351                18238                16083
            19512                18390                16241
            20237                19074                16658
            21980                20716                18114
            21109                19896                17379
            21981                20717                17932
            20935                19731                17155
            21553                20313                17375
            22833                21520                18598
            22616                21315                18791
            22297                21015                18491
            21913                20653                18670
            22687                21383                19116
            23177                21844                19579
            24183                22792                20726
            23755                22389                20314
            24508                23099                21057
            22961                21641                20183
            22183                20908                19606
            23461                22112                20684
            24066                22682                21189
            24213                22821                21231
            24692                23273                21641
            25626                24152                22940
            25813                24329                23135
            26324                24810                23447
            26700                25165                24087
            25317                23861                22827
            25059                23618                22782
            24069                22685                21907
            23354                22011                20853
            24548                23136                21835
            24778                23354                21997
            24109                22723                21357
            24387                22984                21709
            24809                23382                22143
            25843                24357                23118
            27102                25543                24514
            27695                26103                25048
            29061                27390                26388
            29639                27935                26531
            30407                28658                27433
            30847                29074                27930
            32143                30295                29147
            33432                31510                30167
            34485                32502                31471
            35351                33318                32021
            36952                34827                33792
            32348                30488                28865
            34279                32308                30923
            35462                33423                31829
            35316                33285                31935
            37467                35313                34470
            37883                35705                34449
            39334                37072                36292
            41332                38955                37857
            43717                41203                39693
            40451                38125                36359
02/2005     41183                38801                37470

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The National Association of Real Estate Investment Trusts (NAREIT) Index is an unmanaged index that tracks performance of all publicly traded equity REIT. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                 A                  B                  C                  D              Z
------------------------------------------------------------------------------------------------------------
  INCEPTION                11/01/02           11/01/02           10/13/03           11/01/02      04/01/94
------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    9.88     3.56      9.51     4.58      9.51     8.53      9.51     8.52    10.05
------------------------------------------------------------------------------------------------------------
  1-year                 16.46     9.76     15.65    10.65     15.61    14.61     15.61    14.61    16.73
------------------------------------------------------------------------------------------------------------
  5-year                 18.86    17.46     18.48    18.28     18.47    18.47     18.49    18.26    19.07
------------------------------------------------------------------------------------------------------------
  10-year                15.21    14.52     15.02    15.02     15.02    15.02     15.02    14.90    15.30


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                 A                  B                  C                  D              Z
------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH    WITHOUT
------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   23.27    16.19     22.79    17.79     22.81    21.81     22.80    21.80    23.42
------------------------------------------------------------------------------------------------------------
  1-year                 30.76    23.24     29.78    24.78     29.74    28.74     29.78    28.78    31.08
------------------------------------------------------------------------------------------------------------
  5-year                 19.80    18.38     19.43    19.23     19.42    19.42     19.44    19.19    19.98
------------------------------------------------------------------------------------------------------------
  10-year                15.58    14.89     15.40    15.40     15.40    15.40     15.41    15.29    15.67


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00%FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                Columbia Real Estate Equity Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



             ACCOUNT VALUE AT THE          ACCOUNT VALUE AT THE          EXPENSES PAID         FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)      DURING THE PERIOD ($)     EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL      ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,098.78     1,018.89         6.19         5.96              1.19
------------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,095.11     1,015.17        10.08         9.69              1.94
------------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,095.11     1,015.17        10.08         9.69              1.94
------------------------------------------------------------------------------------------------------------------
Class D     1,000.00     1,000.00        1,095.11     1,015.17        10.08         9.69              1.94
------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,100.52     1,020.13         4.90         4.71              0.94


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 9.88% WITHOUT SALES CHARGE.

o THE FUND'S STRONG SIX-MONTH RETURN RELATIVE TO THE BENCHMARK INDEX IS ATTRIBUTABLE TO ITS SUBSTANTIAL HOLDINGS IN REAL ESTATE'S LODGING SECTOR, WHICH CONTINUED TO OUTPERFORM OTHER AREAS DURING THE PERIOD.

o DEFENSIVE HOLDINGS IN PAPER AND FOREST PRODUCTS COMPANIES CONTINUED TO HOLD THE FUND BACK RELATIVE TO ITS PEER GROUP.

                       [UP ARROW]             [UP ARROW]

                        CLASS A                NAREIT
                        SHARES                 INDEX
                         9.88%                  8.69%

                                    OBJECTIVE
                           Seeks capital appreciation
                           and above-average income by
                        investing in stocks of companies
                         principally engaged in the real
                         estate industry, including real
                        estate investment trusts (REITs).

                                TOTAL NET ASSETS
                                 $873.8 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 25.22
-----------------------------------------------
  Class B                                 25.24
-----------------------------------------------
  Class C                                 25.22
-----------------------------------------------
  Class D                                 25.23
-----------------------------------------------
  Class Z                                 25.24

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  2.98
-----------------------------------------------
  Class B                                  2.88
-----------------------------------------------
  Class C                                  2.88
-----------------------------------------------
  Class D                                  2.88
-----------------------------------------------
  Class Z                                  3.02

PORTFOLIO MANAGER'S REPORT _____________________________________________________
                                                Columbia Real Estate Equity Fund

For the six-month period ended February 28, 2005, Columbia Real Estate Equity Fund class A shares returned 9.88% without sales charge. The fund outperformed the benchmark NAREIT Index, a common measure of real estate securities' performance, which returned 8.69%. The fund fell behind the average of the Lipper Real Estate Funds Category, which was 10.21%. 1 The fund's strong performance relative to the index was primarily due to a strong showing by lodging stocks, which represented a large share of the fund's portfolio. We believe its modest underperformance relative to the peer group was caused by its holdings in the paper and forest product sectors.

ECONOMIC GROWTH INCREASES DEMAND FOR SPACE

Real estate investment trust (REIT) stocks continued to benefit from relatively low interest rates and slowly increasing demand for space due to steady economic growth. Because of this favorable scenario, investors continued to commit funds to the REIT market and drove up REIT stock prices during 2004. Following this strong performance, January and February saw profit taking in the groups. Nevertheless, certain sectors of the real estate and REIT markets continued to shine--particularly lodging stocks--and the fund's ample holdings in that sector drove its outperformance relative to its benchmark. We believe that the fund's defensive posture, represented by an allocation to paper and forest product sectors, caused it to modestly underperform its peer group averages for the period.

LODGING AND OFFICE SECTORS AID PERFORMANCE

Positive travel trends continued to fuel returns in the lodging industry. Relative to the index, the fund held more than a triple weight allocation in the sector (18% versus 5% of the index at 02/28/05), which contributed significantly to its gains. Several of the fund's lodging holdings were standout performers, including Starwood Hotels & Resorts Worldwide, Marriott International, Hilton Hotels and Host Marriott.

During the period, we increased the fund's exposure to the office industry as employment figures improved and many office REITs became attractively valued. The fund's office holdings with Manhattan real estate exposure were strong performers, including Brookfield Properties, a real estate operating company (REOC), SL Green Realty and Boston Properties. Appreciating real estate valuations in Florida's Panhandle drove the performance of the fund's single largest return contributor, St. Joe, a REOC and the largest private land holder in Northwestern Florida.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Financials                               74.1
-----------------------------------------------
  Consumer discretionary                   17.0
-----------------------------------------------
  Materials                                 5.0
-----------------------------------------------
  Consumer staples                          1.1
-----------------------------------------------
  Telecommunication services                0.5

TOP 10 HOLDINGS AS OF 02/28/05 (%)

  Hilton Hotels                             5.6
-----------------------------------------------
  Simon Property Group                      5.6
-----------------------------------------------
  iStar Financial                           5.4
-----------------------------------------------
  Alexandria Real Estate Equities           4.4
-----------------------------------------------
  Starwood Hotels & Resorts Worldwide       4.1
-----------------------------------------------
  Equity Residential                        4.1
-----------------------------------------------
  General Growth Properties                 3.8
-----------------------------------------------
  Regency Centers                           3.8
-----------------------------------------------
  Public Storage                            3.6
-----------------------------------------------
  Host Marriot                              3.6

HOLDINGS DISCUSSED IN THIS REPORT
as of 02/28/05 (%)

  Starwood Hotels & Resorts Worldwide       4.1
-----------------------------------------------
  Marriott International                    3.6
-----------------------------------------------
  Hilton Hotels                             5.6
-----------------------------------------------
  Host Marriott                             3.6
-----------------------------------------------
  Brookfield Properties                     1.9
-----------------------------------------------
  SL Green Realty                           1.7
-----------------------------------------------
  Boston Properties                         1.6
-----------------------------------------------
  St. Joe                                   1.5
-----------------------------------------------
  ProLogis Trust                            3.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of new assets.

________________________________________________________________________________
                                                Columbia Real Estate Equity Fund

TRIMMING INDUSTRIALS, NON-REAL ESTATE HOLDINGS

We reduced our holdings in industrial REITs to an underweight position relative to the index (9.3% versus 10.4% for the index) based on our conviction that many of these stocks are fairly valued relative to their business prospects. This hurt the fund's performance marginally as these stocks continued to shine. However, the fund's remaining industrial holdings performed well, with ProLogis Trust leading the pack.

We also sold several of the fund's non-real estate holdings in paper and forest products with underlying businesses that benefit most from the early part of the economic cycle when interest rates fall and housing prices rise. We continue to hold three stocks in this area with business focuses that benefit from later stages of the economic cycle, such as newsprint and paper.

THREAT OF RISING RATES LOOMS

The biggest threat to REIT stocks is the potential for rising interest rates as the economy picks up steam and the Federal Reserve continues to apply the brakes by raising short-term rates. Because we believe that economic good news is already priced into many of these stocks, higher interest rates could provide a headwind for REIT stock prices. As a result, we plan to continue to hedge the fund's REIT positions by owning other real-estate related issues, particularly in sectors linked to a recovering economy such as lodging and late-cycle paper and forest products. Although we were early to position the fund defensively, we believe this posture is appropriate in the current environment.

                            David Jellison has managed the fund since 1994 and has been with the advisor and its predecessors or affiliate organizations since 1992.

                            /s/ David Jellison

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in real estate stocks.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A                7,823            7,374
  Class B                7,663            7,510
  Class C                7,683            7,683
  Class D                7,713            7,636
  Class Z                7,882             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                        Columbia Technology Fund

VALUE OF A $10,000 INVESTMENT 11/09/00 - 02/28/05

                     [MOUNTAIN CHART]

                                               MERRILL
       CLASS A            CLASS A             LYNCH 100
   SHARES WITHOUT       SHARES WITH          TECHNOLOGY
    SALES CHARGE       SALES CHARGE             INDEX
   --------------      ------------          ----------
11/2000 10000              9425                 10000
        8713               8212                  7744
        8622               8127                  7317
        9142               8617                  8577
        6815               6423                  6096
        6145               5792                  5123
        7365               6941                  6259
        7135               6725                  5891
        7285               6866                  5912
        6745               6357                  5377
        6095               5745                  4719
        4547               4285                  3495
        5166               4869                  4158
        5896               5557                  4944
        6126               5773                  4935
        6086               5736                  4962
        5367               5058                  4289
        6106               5755                  4788
        5376               5067                  4204
        5047               4757                  3969
        4607               4342                  3321
        3888               3664                  2877
        3858               3636                  2776
        3468               3269                  2277
        3818               3598                  2774
        4258               4013                  3386
        3788               3570                  2885
        3828               3608                  2876
        3808               3589                  2901
        3679               3467                  2880
        4138               3900                  3218
        4888               4607                  3764
        4988               4701                  3746
        5398               5088                  3916
        5907               5568                  4353
        5977               5634                  4204
        6727               6340                  4711
        7066               6660                  4862
        6977               6576                  4871
        7496               7065                  5182
        7356               6933                  5085
        7286               6867                  4941
        6916               6519                  4545
        7226               6811                  4811
        7566               7131                  4955
        6687               6302                  4389
        6497               6123                  4192
        7016               6613                  4403
        7396               6971                  4723
        8156               7687                  5057
        8456               7970                  5219
        7656               7216                  4848
02/2005 7823               7374                  4932

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 100 Technology Index is an equally weighted, unmanaged index of 100 leading technology stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                 A                  B                  C                  D                Z
-------------------------------------------------------------------------------------------------------------
  INCEPTION                11/01/02           11/01/02           10/13/03           11/01/02        11/09/00
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   20.46    13.53     19.84    14.84     19.97    18.97     20.06    19.06      20.46
-------------------------------------------------------------------------------------------------------------
  1-year                  6.39     0.27      5.36     0.36      5.63     4.63      5.61     4.61       6.62
-------------------------------------------------------------------------------------------------------------
  Life                   -5.55    -6.83     -6.00    -6.44     -5.94    -5.94     -5.86    -6.07      -5.38


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                 A                  B                  C                  D                Z
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   11.76     5.33     11.26     6.26     11.38    10.38     11.33    10.33      11.94
-------------------------------------------------------------------------------------------------------------
  1-year                 21.20    14.23     19.94    14.94     20.23    19.23     20.14    19.14      21.51
-------------------------------------------------------------------------------------------------------------
  Life                   -3.98    -5.34     -4.42    -4.88     -4.36    -4.36     -4.28    -4.51      -3.79


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                        Columbia Technology Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE           EXPENSES PAID           FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)       DURING THE PERIOD ($)       EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,204.60     1,015.37         10.39         9.49                1.90
--------------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,199.99     1,011.65         14.46        13.22                2.65
--------------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,199.70     1,011.65         14.45        13.22                2.65
--------------------------------------------------------------------------------------------------------------------
Class D     1,000.00     1,000.00        1,200.59     1,011.65         14.46        13.22                2.65
--------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,206.09     1,016.61          9.03         8.25                1.65


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 20.46% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED BOTH ITS BENCHMARK, THE MERRILL LYNCH 100 TECHNOLOGY INDEX, AND THE AVERAGE OF ITS PEER GROUP, THE LIPPER SCIENCE & TECHNOLOGY CATEGORY.

o STRONG STOCK SELECTION WITHIN THE SEMICONDUCTOR, COMMUNICATIONS EQUIPMENT AND WIRELESS INDUSTRIES ACCOUNTED FOR ITS STRONG PERFORMANCE.

                [UP ARROW]                  [UP ARROW]

                                         MERRILL LYNCH 100
              CLASS A SHARES             TECHNOLOGY INDEX
                  20.46%                      17.67%

                                    OBJECTIVE
                          Seeks capital appreciation by
                        investing in stocks of technology
                           companies that may benefit
                               from technological
                           improvements, advancements
                                or developments.

                                TOTAL NET ASSETS
                                  $43.6 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                  7.83
-----------------------------------------------
  Class B                                  7.67
-----------------------------------------------
  Class C                                  7.69
-----------------------------------------------
  Class D                                  7.72
-----------------------------------------------
  Class Z                                  7.89

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                        Columbia Technology Fund

For the six-month period ended February 28, 2005, Columbia Technology Fund class A shares returned 20.46% without sales charge. The fund outperformed the Merrill Lynch 100 Technology Index, which returned 17.67% for the same period. It also surpassed the return of the Lipper Science & Technology Category average of 13.97%. 1 The fund benefited from strong stock selection within the semiconductor, communications equipment and wireless sectors.

STOCK SELECTION IN SEMICONDUCTORS WAS STRONG

In the first half of the reporting period, the technology sector performed in line with normal seasonal patterns. The sector experienced a strong fourth quarter in 2004 as consumer and corporate expenditures ramped up. It then pulled back in early 2005 as spending cooled. In this environment, the semiconductor industry made the greatest contribution to the fund's return, and superior stock selection helped the fund outperform. We avoided mega-sized companies, such as Intel and Texas Instruments, and focused on companies with specific product strengths. NVIDIA was a top performer as it reclaimed market share of high-end graphics and expanded into new markets with graphics for cellular phones. Advanced Micro Devices, a leading manufacturer of microprocessors for PCs, also benefited from the introduction of new products.

OPPORTUNITIES IN COMMUNICATIONS-RELATED STOCKS

Exceptional stock selection and an emphasis on the communications equipment industry also contributed to the fund's strong performance. We found opportunity in Nokia Oyj when it appeared that the market was overly pessimistic about growth in the cell phone market. We took a significant position in Nokia Oyj and benefited as the market readjusted its expectations. We also focused on Harris, which provides fixed wireless and radio systems. The company benefited from increased federal government defense spending and its shares rose. Comverse Technology gained ground as orders rebounded in an overall recovery for wireless usage.

We maintained the fund's exposure to international markets with investments in wireless telecommunications service companies. Millicom International Cellular, a long-term position in the fund, provides cellular service in developing countries and has considerable market share in Africa, Asia and South America. Mobile TeleSystems and VimpelCom are Russian cell phone carriers, and we took advantage of short-term negative investor sentiment unrelated to their core businesses. We believe international cell phone service companies continue to offer greater upside potential than their US counterparts because of higher growth rates and lower competition in the developing markets they serve.

STRONG PERFORMERS IN MEDIA, COMPUTERS

The fund benefited from its emphasis on the digitization of media and its delivery to consumers and businesses. Persistent growth in the satellite radio market drove the share price higher for XM Satellite Radio Holdings. The company introduced new mobile products and continued to attract interest from the automobile industry. In computers and peripherals, our position in Apple Computer was higher than the index. The fund benefited from this decision as investor pessimism proved unwarranted: new products at attractive price points drove sales above expectations and Apple Computer shares soared.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Information technology                   67.8
-----------------------------------------------
  Telecommunication services               15.0
-----------------------------------------------
  Consumer discretionary                   12.7
-----------------------------------------------
  Health care                               3.1
-----------------------------------------------
  Industrials                               1.1


TOP 10 HOLDINGS AS OF 02/28/05 (%)

  Nokia Oyj                                 4.9
-----------------------------------------------
  Marvell Technology Group                  3.3
-----------------------------------------------
  SiRF Technology Holdings                  3.3
-----------------------------------------------
  Nvidia                                    3.1
-----------------------------------------------
  eBay                                      2.9
-----------------------------------------------
  XM Satellite Radio Holdings               2.9
-----------------------------------------------
  Lions Gate Entertainment                  2.4
-----------------------------------------------
  Sigmatel                                  2.4
-----------------------------------------------
  VeriSign                                  2.1
-----------------------------------------------
  Harris                                    2.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  NVIDIA                                    3.1
-----------------------------------------------
  Advanced Micro Devices                    0.6
-----------------------------------------------
  Nokia Oyj                                 4.9
-----------------------------------------------
  Harris                                    2.1
-----------------------------------------------
  Comverse Technology                       1.2
-----------------------------------------------
  Millicom International Cellular           1.1
-----------------------------------------------
  Mobile TeleSystems                        2.0
-----------------------------------------------
  VimpelCom                                 1.6
-----------------------------------------------
  XM Satellite Radio Holdings               2.9
-----------------------------------------------
  Apple Computer                            2.0
-----------------------------------------------
  eBay                                      2.9

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                        Columbia Technology Fund

INTERNET, ELECTRONIC EQUIPMENT STOCKS DETRACT FROM PERFORMANCE

The fund's Internet catalog and retail stocks were caught in a widespread sell-off after the holiday shopping season. We liquidated our investment in PC Mall, which fell short of earnings projections. eBay also came under pressure due to recurring issues about growth potential. We believe that these concerns are unfounded, but we will continue to monitor the stock closely. In the electronic equipment and instrument industry, I.D. Systems and Viisage Technology both underperformed as they got caught up in the turmoil surrounding technology identity systems and homeland security. We sold both positions.

INVESTMENT THEMES GUIDE STOCK SELECTION

We have positioned the fund's portfolio around investment themes that indicate compelling growth opportunities. For example, we have focused on companies that stand to benefit from the adoption of technology in developing countries; cost savings through outsourcing; and key products, especially in semiconductors. In addition, we plan to continue to evaluate investments in wireless telecommunications based on growing trends in wireless voice and data communication.

                            Wayne Collette has co-managed the Columbia
                            Technology Fund since June 2002 and has been with the advisor or its predecessors or affiliate organizations since 2001.

                            /s/ Wayne Collette

                            Theodore Wendell has been with the advisor or its predecessors or affiliate organizations since 2000. Except for the period between June and August 2004, he has co-managed the fund since June 2002.

                            /s/ Theodore Wendell

                            Trent Nevills has co-managed the fund since August 2003 and has been with the advisor or its predecessors or affiliate organizations since 2003.

                            /s/ Trent Nevills

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments. In addition, the fund's share price will likely be subject to more volatility than the overall stock market because it concentrates in technology stocks.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Some of the countries the fund invests in are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
11/09/00 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A               21,108           19,897
  Class B               20,721           20,521
  Class C               20,721           20,721
  Class D               20,711           20,506
  Class Z               21,242             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                Columbia Strategic Investor Fund

VALUE OF A $10,000 INVESTMENT 11/09/00 - 02/28/05

                              [MOUNTIAN CHART]

       CLASS A            CLASS A
   SHARES WITHOUT       SHARES WITH      RUSSELL 3000
    SALES CHARGE       SALES CHARGE       VALUE INDEX      S&P 500 INDEX
   --------------      ------------      -------------     -------------
11/00  10000                9425             10000             10000
        9790                9227              9730              9399
       11224               10579             10253              9445
       12274               11568             10308              9780
       12254               11549             10040              8888
       11984               11295              9699              8325
       12934               12190             10172              8972
       13743               12953             10403              9032
       13963               13160             10218              8812
       13884               13085             10182              8726
       13664               12879              9799              8180
       12325               11616              9082              7519
       12736               12003              9024              7662
       13896               13097              9558              8250
       14568               13731              9808              8323
       14599               13759              9747              8201
       14719               13872              9766              8043
       15591               14695             10248              8345
       15521               14629              9951              7840
       15541               14648              9970              7782
       14900               14043              9426              7228
       13636               12852              8510              6665
       13676               12889              8567              6708
       12311               11603              7639              5979
       12894               12153              8172              6505
       14141               13328              8696              6888
       13310               12544              8318              6484
       12945               12201              8115              6314
       12681               11952              7895              6219
       12620               11894              7913              6279
       13827               13032              8613              6797
       14982               14121              9192              7155
       15125               14255              9310              7247
       15601               14704              9472              7374
       16169               15239              9634              7518
       16037               15114              9539              7438
       16928               15955             10137              7859
       17294               16299             10294              7928
       18117               17075             10908              8344
       18503               17439             11114              8497
       18941               17852             11351              8615
       19002               17909             11271              8485
       18666               17592             10971              8352
       18675               17601             11084              8467
       19224               18119             11369              8631
       18582               17514             11178              8345
       18694               17619             11334              8379
       19151               18050             11532              8469
       19274               18166             11722              8599
       20301               19134             12353              8947
       20912               19710             12756              9251
       20448               19272             12506              9025
02/05  21108               19897             12909              9215

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value indexes. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from November 9, 2000.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                 B                   C                 D                Z
--------------------------------------------------------------------------------------------------------------
  INCEPTION                11/01/02           11/01/02           10/13/03           11/01/02        11/09/00
--------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
--------------------------------------------------------------------------------------------------------------
  6-month (cumulative)   12.91     6.42     12.52     7.52     12.45    11.45     12.46    11.46      13.08
--------------------------------------------------------------------------------------------------------------
  1-year                 11.46     5.05     10.63     5.63     10.63     9.63     10.70     9.70      11.75
--------------------------------------------------------------------------------------------------------------
  Life                   18.95    17.33     18.44    18.18     18.44    18.44     18.43    18.16      19.13


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                   A                  B                  C                  D              Z
--------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
--------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    8.79     2.53      8.35     3.35      8.35     7.35      8.36     7.36       8.91
--------------------------------------------------------------------------------------------------------------
  1- year                15.45     8.81     14.53     9.53     14.59    13.59     14.61    13.61      15.70
--------------------------------------------------------------------------------------------------------------
  Life                   19.49    17.80     18.99    18.71     19.00    19.00     18.97    18.69      19.65


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                Columbia Strategic Investor Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
-------------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
-------------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,129.08     1,018.74           6.44         6.11                   1.22
-------------------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,125.21     1,015.03          10.38         9.84                   1.97
-------------------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,124.52     1,015.03          10.38         9.84                   1.97
-------------------------------------------------------------------------------------------------------------------------
Class D     1,000.00     1,000.00        1,124.62     1,015.03          10.38         9.84                   1.97
-------------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,130.82     1,019.98           5.12         4.86                   0.97


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 12.91% WITHOUT SALES CHARGE.

o ALTHOUGH THE FUND TRAILED THE 13.88% RETURN OF THE RUSSELL 3000 VALUE INDEX, FUND PERFORMANCE WAS BETTER THAN THE 9.99% RETURN OF THE S&P 500 INDEX. FUND PERFORMANCE NEARLY MATCHED THE 12.93% AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER MULTI-CAP VALUE FUND CATEGORY.

o THE DECISION TO POSITION THE FUND CONSERVATIVELY BY MAINTAINING A SIGNIFICANT CASH POSITION HAMPERED RELATIVE PERFORMANCE COMPARED TO THE RUSSELL INDEX AND, WE BELIEVE, COMPARED TO OUR PEERS.

                  [UP ARROW]                   [UP ARROW]

                                              RUSSELL 3000
                CLASS A SHARES                 VALUE INDEX
                    12.91%                       13.88%


                                    OBJECTIVE
                            Seeks long-term growth of
                           capital by using a "value"
                         approach to investing primarily
                                in common stocks.

                                TOTAL NET ASSETS
                                 $501.1 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 20.49
-----------------------------------------------
  Class B                                 20.22
-----------------------------------------------
  Class C                                 20.22
-----------------------------------------------
  Class D                                 20.21
-----------------------------------------------
  Class Z                                 20.53

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.25
-----------------------------------------------
  Class B                                  0.22
-----------------------------------------------
  Class C                                  0.22
-----------------------------------------------
  Class D                                  0.22
-----------------------------------------------
  Class Z                                  0.29

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                Columbia Strategic Investor Fund

For the six-month period ended February 28, 2005, Columbia Strategic Investor Fund class A shares returned 12.91% without sales charge. While fund performance was not as strong as the 13.88% return of Russell 3000 Value Index, it did outpace the 9.99% return of S&P 500 Index. Fund performance was slightly behind the 12.93% average return of its peer group, the Lipper Multi-Cap Value Fund Category. 1 Our decision to position the fund conservatively by maintaining a significant cash position hampered fund performance relative to the Russell Index and, we believe, compared to our peers.

A BOOST FROM STRONG COMMODITY PRICES

Companies in the energy and materials sectors benefited from higher commodity prices caused by an increase in demand, especially from emerging markets, as well as constraints on supply. During the period, the fund benefited from exposure to both sectors. In the energy sector, oil service and offshore exploration companies did well as demand for their services increased:
Transocean and TGS Nopec Geophysical returned 57.9% and 72.4% respectively. One exception to the strong performance in the energy sector was Input/Output, a provider of seismic equipment, software and processing services to the oil and gas industry, which suffered a revenue disappointment and returned negative 25% for the period. We still are hopeful about the long-term prospects for the company and maintained our position.

In the materials sector, commodity producers also made gains. Potash Corp. of Saskatchewan experienced higher prices and demand for potash, a fertilizer, and gained 61%. Companhia Vale do Rio Doce, a Brazilian iron ore producer, advanced 83%.

The fund also invested in the industrials sector, where among other things, we looked for companies that stand to benefit from a favorable environment for commodities. Caterpillar shares gained 32% and Bucyrus International, a manufacturer of mining equipment, saw its stock price increase 65%. On the downside, Central Parking declined in September on lower-than-anticipated earnings, which resulted from lower revenues and higher-than-forecasted operating costs. We continued to hold the stock as we found its valuation attractive.

CONSUMER DISCRETIONARY STOCKS

The fund also benefited from its exposure to the consumer discretionary sector. Retail sales at CarMax grew steadily as a result of low prices, broad selection and a focus on customer satisfaction. This specialty retailer of used cars saw a gain of 69% in its share price. In addition, several foreign stocks performed exceptionally well during the period, including Nokian Renkaat Oyj, a Finnish tire manufacturer. Nokian Renkaat Oyj experienced healthy sales and its stock gained 73% during the past six months.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

TOP 5 SECTORS AS OF 02/28/05 (%)

  Financials                               11.1
-----------------------------------------------
  Industrials                              10.8
-----------------------------------------------
  Health care                              10.7
-----------------------------------------------
  Energy                                    9.9
-----------------------------------------------
  Consumer discretionary                    9.2


TOP 10 HOLDINGS AS OF 02/28/05 (%)

  3M                                        1.0
-----------------------------------------------
  Transocean                                1.0
-----------------------------------------------
  Nokian Renkaat Oyj                        0.9
-----------------------------------------------
  Potash Corp. of Saskatchewan              0.9
-----------------------------------------------
  JPMorgan Chase                            0.9
-----------------------------------------------
  Schlumberger                              0.9
-----------------------------------------------
  Companhia Vale do Rio Doce                0.8
-----------------------------------------------
  Samsung Electronics                       0.8
-----------------------------------------------
  Morgan Stanley                            0.8
-----------------------------------------------
  Exxon Mobil                               0.8


HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Transocean                                1.0
-----------------------------------------------
  TGS Nopec Geophysical                     0.7
-----------------------------------------------
  Input/Output                              0.3
-----------------------------------------------
  Potash Corp. of Saskatchewan              0.9
-----------------------------------------------
  Companhia Vale do Rio Doce                0.8
-----------------------------------------------
  Caterpillar                               0.6
-----------------------------------------------
  Bucyrus International                     0.2
-----------------------------------------------
  Central Parking                           0.1
-----------------------------------------------
  CarMax                                    0.3
-----------------------------------------------
  Nokian Renkaat Oyj                        0.9
-----------------------------------------------
  Accredo Health                            0.3
-----------------------------------------------
  Biogen Idec                               0.2
-----------------------------------------------
  Elan                                      0.1
-----------------------------------------------
  Pfizer                                    0.3


Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                Columbia Strategic Investor Fund

MIXED RESULTS FROM HEALTH CARE

Within the health care sector, the fund experienced both substantial gains as well as some significant disappointments. Accredo Health, a health care and pharmaceutical services company, rose 93% during the period after news of its acquisition by Medco Health Services. On the downside, Biogen Idec and Elan announced a voluntary suspension in the marketing of Tysabri, a treatment for multiple sclerosis (MS) and declined 35% and 65%, respectively, for the period. In addition, Pfizer struggled as new risks were revealed about a popular pain management drug and as litigation and patent expiration risks increased.

PUT CASH TO WORK GRADUALLY

Consistent with our conservative approach, we maintained a significant cash position during this six-month period. We remain cautious about putting cash to work too quickly as we prefer to dampen volatility in the fund amid uncertainty about a potential slowing in the economy in fiscal 2006. As the current economic recovery matures, we plan to seek companies that are less sensitive to economic cycles and demonstrate the potential to maintain stable growth. In addition, we will continue to evaluate investment opportunities overseas, considering areas with compelling growth trends and reasonable prices.

[Photo of Robert A. Unger]      Robert A. Unger, CFA, has managed or co-managed
                                Columbia Strategic Investor Fund since November
                                2000 and has been with the advisor or its predecessors or affiliate organizations since
                                1984.

                                /s/ Robert A. Unger

[Photo of Emil A. Gjester]      Emil A. Gjester has served as an assistant
                                portfolio manager or co-portfolio manager of the fund since November 2002 and has been with the advisor or its predecessors or affiliate organizations since 1996.

                                /s/ Emil A. Gjester

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE         WITHOUT            WITH
-----------------------------------------------
  Class A               21,587           20,350
-----------------------------------------------
  Class B               21,213           21,213
-----------------------------------------------
  Class C               21,214           21,214
-----------------------------------------------
  Class D               21,242           21,032
-----------------------------------------------
  Class Z               21,776             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                          Columbia Balanced Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                          [MOUNTAIN CHART]
                                                      LEHMAN
      CLASS A           CLASS A                      BROTHERS
   SHARES WITHOUT     SHARES WITH      S&P 500      AGGREGATE
    SALES CHARGE      SALES CHARGE      INDEX       BOND INDEX
   --------------     ------------     --------     ----------
03/95  10000               9425          10000        10000
       10144               9561          10295        10061
       10272               9681          10598        10202
       10628              10017          11022        10597
       10767              10148          11277        10674
       10975              10344          11652        10651
       11094              10456          11681        10779
       11347              10694          12174        10884
       11330              10678          12130        11025
       11665              10994          12662        11191
       11940              11254          12907        11348
       12090              11394          13346        11422
       12084              11389          13470        11224
       12179              11479          13599        11145
       12227              11524          13799        11083
       12346              11636          14155        11061
       12461              11745          14209        11209
       12207              11505          13581        11239
       12401              11688          13867        11220
       12777              12042          14648        11415
       12929              12185          15052        11669
       13490              12714          16190        11868
       13348              12581          15870        11758
       13677              12890          16862        11794
       13716              12928          16993        11824
       13511              12734          16295        11692
       13889              13090          17267        11868
       14353              13528          18319        11981
       14783              13933          19140        12123
       15626              14728          20663        12450
       15151              14280          19506        12345
       15580              14684          20575        12526
       15404              14518          19888        12708
       15707              14804          20809        12766
       15849              14937          21167        12895
       16070              15146          21402        13060
       16633              15677          22945        13050
       17107              16123          24119        13094
       17204              16215          24363        13162
       17130              16145          23944        13287
       17704              16686          24916        13400
       17630              16616          24652        13428
       16306              15368          21087        13647
       16862              15892          22439        13966
       17408              16407          24263        13892
       18052              17014          25734        13972
       19031              17937          27216        14014
       19573              18448          28353        14113
       19139              18038          27472        13866
       19763              18626          28571        13942
       19952              18805          29676        13987
       19563              18438          28976        13864
       20232              19069          30584        13819
       19832              18691          29630        13760
       19598              18471          29485        13753
       19506              18384          28677        13913
       20110              18954          30492        13964
       20539              19358          31111        13963
       21444              20211          32943        13896
       20949              19745          31290        13850
       21557              20317          30698        14018
       22928              21609          33701        14203
       22448              21158          32686        14161
       21889              20631          32016        14154
       22614              21314          32807        14449
       22544              21248          32295        14580
       23511              22159          34301        14792
       22519              21224          32490        14885
       22186              20910          32353        14983
       21247              20025          29804        15229
       21623              20380          29950        15512
       22019              20753          31013        15766
       20634              19447          28185        15904
       19928              18782          26398        15983
       20791              19596          28449        15916
       20887              19686          28639        16011
       20592              19408          27943        16072
       20535              19354          27670        16432
       19789              18651          25937        16621
       18796              17715          23842        16816
       19160              18059          24297        17167
       19912              18767          26161        16930
       20023              18872          26391        16822
       19743              18608          26006        16958
       19569              18444          25504        17123
       19851              18709          26463        16838
       19188              18084          24859        17165
       19257              18150          24675        17311
       18448              17387          22918        17460
       17505              16499          21133        17671
       17742              16722          21270        17970
       16750              15787          18958        18261
       17393              16393          20626        18177
       18066              17027          21841        18171
       17427              16425          20559        18548
       17198              16209          20021        18564
       17099              16115          19720        18820
       17169              16182          19912        18805
       18048              17010          21552        18962
       18667              17593          22688        19314
       18769              17690          22978        19276
       18800              17719          23383        18628
       19230              18124          23839        18751
       19161              18059          23586        19248
       19805              18666          24921        19069
       19975              18826          25140        19115
       20578              19395          26458        19309
       20770              19575          26945        19464
       21112              19898          27319        19674
       20945              19741          26907        19822
       20388              19216          26484        19306
       20560              19377          26847        19229
       20819              19622          27368        19339
       20127              18970          26462        19530
       20188              19027          26568        19903
       20384              19212          26855        19957
       20618              19433          27266        20125
       21210              19990          28370        19964
       21884              20626          29335        20147
       21453              20220          28619        20274
02/05  21587              20350          29212        20158

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. The Standard & Poor's (S&P) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                 A                  B                  C                  D               Z
-------------------------------------------------------------------------------------------------------------
  INCEPTION                11/01/02           11/01/02           10/13/03           11/01/02       10/01/91
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH    WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    6.94     0.79      6.55     1.55      6.55     5.55      6.61     5.61      7.13
-------------------------------------------------------------------------------------------------------------
  1-year                  2.27    -3.61      1.46    -3.54      1.46     0.46      1.51     0.51      2.52
-------------------------------------------------------------------------------------------------------------
  5-year                  0.03    -1.16     -0.32    -0.67     -0.32    -0.32     -0.30    -0.50      0.20
-------------------------------------------------------------------------------------------------------------
  10-year                 8.00     7.36      7.81     7.81      7.81     7.81      7.82     7.72      8.09


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                 A                  B                  C                  D               Z
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE          WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH    WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    5.13    -0.91      4.74    -0.26      4.74     3.74      4.75     3.75      5.26
-------------------------------------------------------------------------------------------------------------
  1-year                  6.37     0.26      5.53     0.53      5.53     4.53      5.54     4.54      6.64
-------------------------------------------------------------------------------------------------------------
  5-year                  0.41    -0.78      0.08    -0.26      0.08     0.08      0.10    -0.10      0.57
-------------------------------------------------------------------------------------------------------------
  10-year                 8.65     8.01      8.48     8.48      8.48     8.48      8.48     8.38      8.74


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 5.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                          Columbia Balanced Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID           FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)       EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,069.42     1,019.69           5.28         5.16                1.03
Class B     1,000.00     1,000.00        1,065.51     1,015.97           9.12         8.90                1.78
Class C     1,000.00     1,000.00        1,065.51     1,015.97           9.12         8.90                1.78
Class D     1,000.00     1,000.00        1,066.10     1,015.97           9.12         8.90                1.78
Class Z     1,000.00     1,000.00        1,071.31     1,020.93           4.01         3.91                0.78


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 6.94% WITHOUT SALES CHARGE.

o THE FUND'S RETURN FELL BETWEEN THE RETURN OF ITS BENCHMARKS, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE INDEX. THE FUND TRAILED THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER BALANCED FUNDS CATEGORY. WE BELIEVE THIS CATEGORY INCLUDED FUNDS WITH A HIGHER PORTION OF EQUITIES IN THEIR PORTFOLIOS.

o GOOD STOCK SELECTION AND EXPOSURE TO CORPORATE BONDS HELPED THE FUND. AMONG THE FUND'S EQUITY HOLDINGS THE FOLLOWING SECTORS WERE LEADING CONTRIBUTORS TO RELATIVE PERFORMANCE: CONSUMER DISCRETIONARY, ENERGY, INFORMATION TECHNOLOGY AND HEALTH CARE.

                     [UP ARROW]                  [UP ARROW]

                                                   S&P 500
                    CLASS A SHARES                  INDEX
                        6.94%                       9.99%

                                    OBJECTIVE
                           Seeks high total return by
                           investing in common stocks
                              and debt securities.

                                TOTAL NET ASSETS
                                 $385.2 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 21.01
-----------------------------------------------
  Class B                                 20.98
-----------------------------------------------
  Class C                                 20.98
-----------------------------------------------
  Class D                                 20.98
-----------------------------------------------
  Class Z                                 21.00

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.22
-----------------------------------------------
  Class B                                  0.15
-----------------------------------------------
  Class C                                  0.15
-----------------------------------------------
  Class D                                  0.15
-----------------------------------------------
  Class Z                                  0.25

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                          Columbia Balanced Fund

For the six-month period ended February 25, 2005, Columbia Balanced Fund class A shares returned 6.94% without sales charge. The fund's return fell between the returns of the Lehman Brothers Aggregate Bond Index, which returned 1.26%, and the S&P 500 Index, which returned 9.99%. The fund's return trailed the 7.69% average return of Lipper Balanced Funds Category, which we believe included funds with more exposure to equities. 1

During the six-month period, the fund's asset mix remained at or near its upper limit of 65% for equity investments and 35% for fixed-income. The fund was well positioned for an environment characterized by good growth in GDP and rising interest rates. The fund's equity return closely tracked the benchmark S&P 500 Index, while the fixed-income portfolio outperformed its Lehman benchmark.

GOOD STOCK SELECTION IN MANY SECTORS AIDED PERFORMANCE

Good stock selection helped the fund's performance, especially in the consumer discretionary, energy, information technology and health care groups, which were the largest contributors to positive performance. Many companies across these industries produced double-digit gains for the fund. The fund's consumer discretionary and health care holdings outperformed S&P 500 Index returns for those sectors. Energy stocks were the best performers during this period. However, the fund had less exposure to energy than its benchmark, and its underweight in the sector held back fund performance.

ACQUISITIONS AND OPPORTUNISTIC STYLE ADD VALUE

During the period, the fund had positions in several companies whose attributes made them attractive take-over candidates. Acquisition announcements spurred gains in stock prices for Sears Roebuck, May Department Stores and International Steel Group. We eliminated our position in Sears by the end of the period.

The fund's opportunistic style also figured into the fund's gains during the period. When new management took over the fund in August, 2004, we adopted a more contrarian approach to stock selection, seeking companies that appeared to offer opportunity because they were generally out of favor with investors or, by contrast, avoiding companies because investors had become overly enthusiastic about their prospects. One case in point was Jacobs Engineering Group. The company fell out of favor after some operational concerns, but we believed it had the potential to get back on track. We also believed the company was poised to benefit from the robust activity in commercial construction. The company delivered on both fronts and it was one of the fund's best performers for the period.

Similarly, we added to semiconductor holdings after the information technology group had been severely punished. We felt that weakness in these stocks primarily reflected inventory corrections in the industry. With capacity utilization rates at 85%, good global growth and demand, semiconductor stocks rose and helped the fund's return.

In contrast, news that insurance broker Marsh McLennan and technology company Nortel Networks were caught up in accounting issues sent their shares down sharply. We eliminated our position in Marsh McLennan by the end of the reporting period. However, we are maintaining a position in Nortel because we believe the company will soon resolve its issues.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

PORTFOLIO COMPOSITION AS OF 02/28/05 (%)

  Common stocks                            58.8
-----------------------------------------------
  Mortgage-backed obligations              14.5
-----------------------------------------------
  Corporate fixed-income
    bonds & notes                          13.8
-----------------------------------------------
  Government agencies & obligations         5.7
-----------------------------------------------
  Collateralized mortgage obligations       3.7
-----------------------------------------------
  Asset-backed securities                   1.1
-----------------------------------------------
  Cash & cash equivalents,
    net receivables & payables              2.4


TOP 10 EQUITY HOLDINGS AS OF 02/28/05 (%)

  MGIC Investment                           1.5
-----------------------------------------------
  Microsoft                                 1.5
-----------------------------------------------
  E.I. du Pont de Nemours                   1.4
-----------------------------------------------
  SanDisk                                   1.4
-----------------------------------------------
  Barr Pharmaceuticals                      1.3
-----------------------------------------------
  UnumProvident                             1.3
-----------------------------------------------
  Intel                                     1.2
-----------------------------------------------
  International Business Machines           1.2
-----------------------------------------------
  Time Warner                               1.2
-----------------------------------------------
  Comcast                                   1.2


HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  May Department Stores                     0.6
-----------------------------------------------
  International Steel Group                 0.9
-----------------------------------------------
  Jacobs Engineering Group                  0.4
-----------------------------------------------
  Nortel Networks                           0.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

________________________________________________________________________________
                                                          Columbia Balanced Fund

CORPORATE BONDS PROPEL FIXED INCOME GAINS

Performance within the fixed-income portion of the fund was aided by overweight positions in corporate bonds, which outperformed Treasury securities during the period. Continuing a two-year trend, investors appeared to be willing to take on additional risk in pursuit of higher yields. This period also saw a particularly strong high-yield market. The fund's modest position in these securities also contributed to positive relative performance.

MIXED RESULTS FROM FUND'S POSITIONING RELATIVE TO FED ACTIONS

The Federal Reserve Board (the Fed) continued to manage the economy's growth by raising short-term interest rates. In response, we avoided securities with maturities between two and three years, which were rendered less competitive as the yields for one-year and shorter-term securities moved higher. However, we missed out on some of the gains in longer-term bonds because we were slightly underweight in this maturity range when yields declined and prices rose. We maintained a relatively light exposure to long-term bonds because we believed that their yields would also rise, but that was not the case during this reporting period. However, the fund's overweight position in mortgage-backed securities gave a decisive boost to performance.

STRONG ECONOMY UNDERPINS INVESTMENT CHALLENGES

Given the overall health of the economy, we plan to maintain significant equity exposure in the fund. And because we believe that the economy's fundamental strength and judicious rate increases by the Fed continue to bode well for corporate bonds, we plan to maintain our significant exposure to the sector.

Columbia Balanced Fund is managed by a group of managers from Columbia's large cap core team:

/s/ John Maack                          /s/ Guy W. Pope

John Maack                              Guy W. Pope, CFA
and Columbia's bond team:

/s/ Leonard A. Aplet                    /s/ Jeffrey L. Rippey

Leonard A. Aplet, CFA                   Jeffrey L. Rippey, CFA

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total returns but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE         WITHOUT            WITH
-----------------------------------------------
  Class A              16,248            15,483
-----------------------------------------------
  Class B              15,958            15,958
-----------------------------------------------
  Class C              16,086            16,086
-----------------------------------------------
  Class D              16,184            16,026
-----------------------------------------------
  Class G              16,041            16,041
-----------------------------------------------
  Class T              16,287            15,520
-----------------------------------------------
  Class Z              16,357              n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                   Columbia Short Term Bond Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                           [MOUNTAIN CHART]

                                                    MERRILL LYNCH
                                   MERRILL LYNCH      1-5 YEAR
      CLASS A         CLASS A        1-3 YEAR        GOVERNMENT/
   SHARES WITHOUT   SHARES WITH      TREASURY      CORPORATE BOND
    SALES CHARGE    SALES CHARGE       INDEX            INDEX
   --------------   ------------   -------------   ---------------
03/95  10000            9525           10000            10000
       10051            9574           10056            10060
       10137            9656           10145            10164
       10300            9810           10323            10401
       10346            9855           10379            10464
       10378            9885           10421            10491
       10436            9940           10484            10563
       10481            9983           10535            10624
       10579           10076           10624            10728
       10687           10180           10717            10841
       10771           10259           10800            10939
       10867           10351           10892            11036
       10790           10277           10846            10960
       10741           10231           10836            10930
       10730           10221           10845            10919
       10736           10226           10867            10926
       10819           10305           10946            11020
       10854           10338           10988            11060
       10875           10358           11026            11086
       10989           10467           11126            11208
       11120           10591           11252            11363
       11207           10675           11338            11474
       11187           10656           11338            11445
       11234           10701           11392            11496
       11250           10716           11418            11516
       11217           10684           11413            11488
       11321           10783           11507            11598
       11384           10843           11585            11683
       11459           10915           11665            11774
       11592           11041           11793            11947
       11584           11034           11804            11930
       11659           11105           11894            12041
       11750           11192           11982            12150
       11755           11196           12011            12173
       11832           11270           12092            12263
       11952           11384           12210            12406
       11938           11371           12221            12404
       11971           11402           12271            12452
       12032           11460           12328            12511
       12095           11520           12394            12587
       12142           11565           12458            12660
       12190           11611           12517            12717
       12355           11768           12674            12902
       12533           11937           12842            13132
       12594           11996           12905            13175
       12549           11953           12893            13156
       12594           11996           12938            13205
       12637           12037           12990            13271
       12538           11943           12926            13151
       12625           12025           13015            13259
       12650           12049           13057            13303
       12616           12017           13049            13251
       12656           12055           13090            13289
       12683           12080           13132            13304
       12694           12091           13170            13331
       12768           12161           13255            13439
       12782           12175           13291            13470
       12795           12187           13316            13491
       12819           12210           13335            13494
       12807           12199           13330            13464
       12887           12275           13419            13560
       12938           12324           13502            13666
       12973           12357           13537            13675
       13027           12408           13593            13715
       13128           12505           13734            13896
       13183           12557           13821            13994
       13272           12641           13923            14125
       13327           12694           14023            14252
       13385           12749           14099            14316
       13533           12890           14233            14480
       13751           13098           14402            14690
       13920           13259           14582            14903
       14034           13368           14677            15020
       14137           13465           14799            15156
       14152           13480           14839            15165
       14235           13558           14922            15255
       14284           13606           14973            15311
       14503           13814           15140            15556
       14620           13926           15228            15670
       14818           14114           15479            15950
       14999           14286           15626            16139
       14901           14193           15592            16042
       14864           14158           15598            16008
       14919           14210           15629            16055
       14986           14274           15704            16154
       14900           14193           15598            15993
       15081           14364           15772            16213
       15173           14452           15835            16338
       15262           14537           15968            16480
       15352           14623           16163            16691
       15461           14727           16218            16833
       15622           14880           16353            17047
       15538           14800           16390            17045
       15541           14803           16340            17014
       15682           14937           16495            17275
       15701           14955           16493            17283
       15825           15073           16563            17435
       15839           15087           16592            17470
       15901           15146           16624            17549
       16020           15259           16687            17737
       16027           15266           16712            17760
       15791           15041           16622            17531
       15810           15059           16633            17541
       15978           15219           16785            17820
       15927           15170           16723            17711
       15916           15160           16714            17710
       16016           15255           16811            17844
       16062           15299           16845            17910
       16109           15344           16926            18039
       16173           15405           16978            18140
       16031           15269           16815            17857
       15981           15222           16800            17811
       15991           15231           16798            17830
       16058           15295           16859            17934
       16164           15396           16975            18135
       16177           15408           16960            18135
       16225           15455           17013            18218
       16183           15415           16927            18092
       16237           15465           16963            18163
       16253           15481           16956            18156
02/05  16248           15483           16913            18087

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes and bonds with maturities of 1-3 years and a minimum amount outstanding of $1 billion. The Merrill Lynch 1-5 Year Government/Corporate Bond Index is an unmanaged index that includes all US government debt with at least $100 million face value outstanding, as well as investment-grade rated corporate debt with at least $100 million face value outstanding and a maturity of 1-5 years. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                A              B               C               D              G                T            Z
------------------------------------------------------------------------------------------------------------------------------
  INCEPTION              11/01/02       11/01/02        10/13/03        11/01/02       11/01/02         11/01/02     11/06/86
------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT  WITH  WITHOUT  WITH   WITHOUT  WITH   WITHOUT  WITH  WITHOUT  WITH    WITHOUT  WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)  0.54   -4.23   0.16    -4.80    0.47   -0.52   0.47   -0.53    0.26   -4.70    0.59    -4.18    0.66
------------------------------------------------------------------------------------------------------------------------------
  1-year                0.89   -3.86   0.11    -4.82    0.76   -0.23   0.72   -0.26    0.32   -4.61    0.97    -3.79    1.14
------------------------------------------------------------------------------------------------------------------------------
  5-year                4.75    3.73   4.37     4.03    4.54    4.54   4.66    4.46    4.48    3.97    4.80     3.78    4.89
------------------------------------------------------------------------------------------------------------------------------
  10-year               4.97    4.47   4.78     4.78    4.87    4.87   4.93    4.83    4.84    4.84    5.00     4.49    5.04


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                A              B               C               D              G                T            Z
------------------------------------------------------------------------------------------------------------------------------
  SALES CHARGE         WITHOUT  WITH  WITHOUT  WITH   WITHOUT  WITH   WITHOUT  WITH  WITHOUT  WITH    WITHOUT  WITH   WITHOUT
------------------------------------------------------------------------------------------------------------------------------
  6-month (cumulative)  1.53   -3.32   1.13   -3.87   1.46    0.46    1.44    0.44    1.24   -3.76     1.57    -3.28    1.65
------------------------------------------------------------------------------------------------------------------------------
  1-year                1.38   -3.41   0.60   -4.36   1.17    0.18    1.21    0.22    0.81   -4.15     1.46    -3.33    1.63
------------------------------------------------------------------------------------------------------------------------------
  5-year                4.84    3.82   4.48    4.15   4.63    4.63    4.76    4.56    4.59    4.08     4.88     3.86    4.97
------------------------------------------------------------------------------------------------------------------------------
  10-year               5.20    4.69   5.03    5.03   5.10    5.10    5.17    5.06    5.08    5.08     5.23     4.72    5.27


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A AND T SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B AND G SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B, D, G and T (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C, D, G and T would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES ____________________________________________________
                                                   Columbia Short Term Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



              ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID           FUND'S ANNUALIZED
          BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)       EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,005.41     1,020.38           4.43         4.46                0.89
----------------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,001.59     1,016.66           8.14         8.20                1.64
----------------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,004.71     1,019.64           5.17         5.21                1.04
----------------------------------------------------------------------------------------------------------------------
Class D     1,000.00     1,000.00        1,004.71     1,019.64           5.17         5.21                1.04
----------------------------------------------------------------------------------------------------------------------
Class G     1,000.00     1,000.00        1,002.58     1,017.65           7.15         7.20                1.44
----------------------------------------------------------------------------------------------------------------------
Class T     1,000.00     1,000.00        1,005.90     1,020.88           3.93         3.96                0.79
----------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,006.60     1,021.62           3.18         3.21                0.64


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and/or Distributor not reimbursed a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 0.54% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS HIGHER THAN THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX, THE MERRILL LYNCH 1-5 YEAR GOVERNMENT/CORPORATE BOND INDEX AND THE LIPPER SHORT INVESTMENT GRADE DEBT CATEGORY AVERAGE.

o THE FUND'S RELATIVE STRONG PERFORMANCE WHEN COMPARED TO THE BENCHMARKS RESULTED FROM AN EMPHASIS ON FLOATING RATE SECURITIES AND A BARBELL STRATEGY THAT MINIMIZED EXPOSURE TO INTERMEDIATE-TERM BONDS, WHICH WERE HURT BY RISING SHORT-TERM INTEREST RATES.

                    [UP ARROW]               [DOWN ARROW]

                                           MERRILL LYNCH 1-3
                  CLASS A SHARES          YEAR TREASURY INDEX
                       0.54%                    -0.33%

                                    OBJECTIVE
                          Seeks a high level of current
                          income consistent with a high
                        degree of principal stability by
                          investing primarily in short-
                          term, investment-grade, fixed
                               income securities.

                                TOTAL NET ASSETS
                                 $493.2 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                  8.58
-----------------------------------------------
  Class B                                  8.58
-----------------------------------------------
  Class C                                  8.58
-----------------------------------------------
  Class D                                  8.58
-----------------------------------------------
  Class G                                  8.58
-----------------------------------------------
  Class T                                  8.58
-----------------------------------------------
  Class Z                                  8.58

Distributions declared per share
09/01/04 - 02/28/05 ($)

  Class A                                  0.11
-----------------------------------------------
  Class B                                  0.07
-----------------------------------------------
  Class C                                  0.10
-----------------------------------------------
  Class D                                  0.10
-----------------------------------------------
  Class G                                  0.08
-----------------------------------------------
  Class T                                  0.11
-----------------------------------------------
  Class Z                                  0.12

PORTFOLIO MANAGERS' REPORT _____________________________________________________
                                                   Columbia Short Term Bond Fund

For the six-month period ended February 28, 2005, Columbia Short Term Bond Fund class A shares returned 0.54% without sales charge. The fund's performance was higher than the benchmark Merrill Lynch 1-3 Year Treasury Index, which returned negative 0.33%, and the Merrill Lynch 1-5 Year Government/Corporate Bond Index, which returned negative 0.29%, during the period. The fund also outperformed its peer group, the Lipper Short Investment Grade Debt Category, whose average return was 0.33%. 1 The fund's positions in floating-rate securities aided performance during a period of rising short-term interest rates.

RISE IN SHORT-TERM INTEREST RATES BOOSTED YIELD

The most important development during the period was the sustained effort by the Federal Reserve Board (the Fed) to push short-term interest rates higher. On June 30, 2004, the Fed raised the federal funds rate--the overnight lending rate for banks--from 1.0% to 1.25%. It intervened on five subsequent occasions to raise the federal funds rate in one-quarter percentage point increments to 2.50%. 2 During this reporting period, rates on three-month Treasury securities increased 117 basis points to 2.75%, while two-year yields rose by 120 basis points to 3.60%. (A basis point in one one-hundredth of one percent.) These increases helped boost the fund's yield above the very low yield levels that have prevailed for more than a year. Furthermore, because 25% of the portfolio was invested in floating-rate securities, whose coupons are reset as interest rates change, fund performance received an added boost.

Our overall response to the Fed's interest rate increases was to employ a barbell strategy that minimized our exposure to intermediate (two- to three-year maturity) bonds. This maturity range was the worst-performing segment of the fixed-income market.

Generally speaking, we made few changes to the fund's sector allocations during the period. Approximately 49% of the fund's assets were devoted to mortgage and asset-backed securities, 38% to corporate obligations with the remainder in Treasuries and a small amount was held in cash or cash equivalents.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2     On March 22, 2005, the federal funds rate was increased to 2.75%.

[sidebar]

PORTFOLIO QUALITY AS OF 02/28/05 (%)

  Aaa                                      30.3
-----------------------------------------------
  Aa                                       10.3
-----------------------------------------------
  A                                        18.3
-----------------------------------------------
  Baa                                      11.4
-----------------------------------------------
  Agency                                   22.7
-----------------------------------------------
  Treasury                                  7.0

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the highest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION AS OF 02/28/05 (%)

  Corporate fixed-income
    bonds & notes                          35.7
-----------------------------------------------
  Mortgage-backed obligations              20.9
-----------------------------------------------
  Collateralized mortgage obligations      17.4
-----------------------------------------------
  Asset-backed securities                  11.3
-----------------------------------------------
  Government agencies & obligations        10.5
-----------------------------------------------
  Cash & cash equivalents,
    net receivables & payables              4.2

MATURITY BREAKDOWN AS OF 02/28/05 (%)

  0-1 years                                41.1
-----------------------------------------------
  1-3 years                                36.8
-----------------------------------------------
  3-5 years                                20.9
-----------------------------------------------
  5-10 years                                1.2

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown are calculated as a percentage of net assets.

________________________________________________________________________________
                                                   Columbia Short Term Bond Fund

FUND POSITIONED FOR RISING INFLATION RATE

Now that the economy has produced several quarters of solid, though unexceptional, growth, we expect the Fed to continue to push short-term rates higher for at least the first half of 2005. Overall, the economy is expected to grow at a pace of roughly 3.5% for the year, with inflation, as measured by the Consumer Price Index, at about 2.5%. Although we do not view this amount of inflation as particularly worrisome, we have recently added slightly to the portfolio's holdings of TIPS (Treasury Inflation-Protected Securities). We were able to purchase these securities at attractive prices during January, essentially providing a hedge against higher-than-expected inflation.

                            Leonard A. Aplet, CFA, has co-managed Columbia Short Term Bond Fund since November 2000 and has been with the advisor or its predecessors or affiliate organizations since 1987.

                            /s/ Leonard A. Aplet

                            Richard R. Cutts, CFA, has co-managed the fund since December 2002 and has been with the advisor or its predecessors or affiliate organizations since 1994.

                            /s/ Richard R. Cutts

The Board of Trustees has approved a proposal to reorganize the Columbia Short Term Bond Fund into the Nations Short-Term Income Fund, subject to shareholder approval and the satisfaction of certain other conditions. The effective date of the reorganization is expected to be in September or October of 2005.

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE        WITHOUT             WITH
-----------------------------------------------
  Class A             19,021             18,124
-----------------------------------------------
  Class B             18,689             18,689
-----------------------------------------------
  Class C             18,727             18,727
-----------------------------------------------
  Class D             18,772             18,579
-----------------------------------------------
  Class Z             19,184               n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                           Columbia Fixed Income Securities Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                [MOUNTAIN CHART]

                                             LEHMAN
       CLASS A            CLASS A           BROTHERS
   SHARES WITHOUT       SHARES WITH        AGGREGATE
    SALES CHARGE        SALES CHARGE       BOND INDEX
   --------------       ------------       ----------
03/95   10000                9525            10000
        10068                9590            10061
        10216                9731            10202
        10624               10119            10597
        10709               10200            10674
        10681               10173            10651
        10815               10302            10779
        10933               10414            10884
        11076               10550            11025
        11246               10712            11191
        11408               10866            11348
        11477               10932            11422
        11265               10730            11224
        11191               10659            11145
        11105               10577            11083
        11080               10554            11061
        11236               10703            11209
        11254               10720            11239
        11245               10711            11220
        11448               10904            11415
        11690               11135            11669
        11907               11341            11868
        11794               11233            11758
        11841               11278            11794
        11878               11313            11824
        11752               11193            11692
        11924               11358            11868
        12035               11464            11981
        12174               11595            12123
        12508               11914            12450
        12397               11808            12345
        12576               11978            12526
        12767               12160            12708
        12805               12197            12766
        12922               12308            12895
        13077               12456            13060
        13066               12446            13050
        13096               12474            13094
        13164               12539            13162
        13295               12663            13287
        13402               12766            13400
        13422               12785            13428
        13641               12993            13647
        13900               13240            13966
        13778               13124            13892
        13836               13179            13972
        13884               13225            14014
        13983               13319            14113
        13715               13063            13866
        13802               13147            13942
        13848               13190            13987
        13683               13033            13864
        13623               12976            13819
        13532               12889            13760
        13505               12863            13753
        13671               13021            13913
        13709               13058            13964
        13725               13073            13963
        13672               13022            13896
        13591               12946            13850
        13730               13078            14018
        13904               13244            14203
        13856               13197            14161
        13844               13187            14154
        14145               13473            14449
        14245               13569            14580
        14462               13775            14792
        14563               13871            14885
        14643               13948            14983
        14910               14201            15229
        15212               14490            15512
        15482               14746            15766
        15616               14874            15904
        15701               14955            15983
        15602               14861            15916
        15706               14960            16011
        15752               15004            16072
        16112               15347            16432
        16267               15494            16621
        16438               15657            16816
        16770               15973            17167
        16560               15774            16930
        16449               15668            16822
        16550               15764            16958
        16684               15891            17123
        16449               15667            16838
        16753               15957            17165
        16880               16078            17311
        16943               16138            17460
        17105               16293            17671
        17398               16571            17970
        17652               16813            18261
        17447               16618            18177
        17428               16600            18171
        17693               16852            18548
        17714               16873            18564
        17960               17107            18820
        17948               17095            18805
        18082               17223            18962
        18372               17499            19314
        18313               17443            19276
        17729               16886            18628
        17840               16993            18751
        18293               17424            19248
        18132               17271            19069
        18123               17263            19115
        18290               17421            19309
        18431               17555            19464
        18602               17719            19674
        18733               17843            19822
        18300               17431            19306
        18181               17317            19229
        18257               17390            19339
        18431               17555            19530
        18755               17864            19903
        18817               17923            19957
        18973               18072            20125
        18825               17931            19964
        18996               18094            20147
        19086               18179            20274
02/05   19021               18124            20158

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                  B                  C                  D               Z
--------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/02           11/01/02           10/13/03           11/01/02        02/25/83
--------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
--------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    1.41    -3.39      1.04    -3.89      1.11     0.13      1.11     0.13       1.51
--------------------------------------------------------------------------------------------------------------
  1-year                  2.24    -2.61      1.48    -3.39      1.65     0.68      1.64     0.66       2.45
--------------------------------------------------------------------------------------------------------------
  5-year                  6.74     5.70      6.36     6.05      6.40     6.40      6.46     6.25       6.92
--------------------------------------------------------------------------------------------------------------
  10-year                 6.64     6.13      6.45     6.45      6.47     6.47      6.50     6.39       6.73


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                   A                 B                  C                  D              Z
--------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH      WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
--------------------------------------------------------------------------------------------------------------
  6-month (cumulative)    4.05     -0.90      3.65    -1.35      3.74     2.74     3.73      2.73      4.15
--------------------------------------------------------------------------------------------------------------
  1-year                  3.87     -1.04      3.09    -1.85      3.23     2.24     3.25      2.26      4.08
--------------------------------------------------------------------------------------------------------------
  5-year                  6.80      5.77      6.45     6.14      6.49     6.49     6.54      6.32      6.98
--------------------------------------------------------------------------------------------------------------
  10-year                 7.07      6.55      6.90     6.90      6.91     6.91     6.94      6.84      7.16


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, the class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for Class C include the returns of Class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for Class C also include the performance of Class Z prior to the inception of Class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                           Columbia Fixed Income Securities Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05


                ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
-----------------------------------------------------------------------------------------------------------------------
               ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
-----------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00     1,000.00        1,014.08     1,019.34           5.49         5.51               1.10
-----------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00     1,000.00        1,010.41     1,015.62           9.22         9.25               1.85
-----------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00     1,000.00        1,011.11     1,016.36           8.48         8.50               1.70
-----------------------------------------------------------------------------------------------------------------------
  Class D     1,000.00     1,000.00        1,011.11     1,016.36           8.48         8.50               1.70
-----------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00     1,000.00        1,015.12     1,020.58           4.25         4.26               0.85


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Distributor not waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 1.41% WITHOUT SALES CHARGE.

o THE FUND OUTPERFORMED THE LEHMAN BROTHERS AGGREGATE BOND INDEX BUT TRAILED THE AVERAGE RETURN OF ITS PEER GROUP, THE LIPPER CORPORATE DEBT FUNDS A RATED CATEGORY.

o AN EMPHASIS ON CORPORATE BONDS AND MORTGAGE-BACKED SECURITIES HELPED PERFORMANCE AS THESE BONDS DID WELL DURING THE PERIOD.

              [UP ARROW]                       [UP ARROW]

                                        LEHMAN BROTHERS AGGREGATE
            CLASS A SHARES                     BOND INDEX
                1.41%                             1.26%

                                    OBJECTIVE
                         Seeks a high level of income by
                           investing in a broad range
                             of debt securities with
                            intermediate to long-term
                                   maturities.

                                TOTAL NET ASSETS
                                 $283.1 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 13.28
-----------------------------------------------
  Class B                                 13.28
-----------------------------------------------
  Class C                                 13.28
-----------------------------------------------
  Class D                                 13.28
-----------------------------------------------
  Class Z                                 13.28

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.40
-----------------------------------------------
  Class B                                  0.35
-----------------------------------------------
  Class C                                  0.36
-----------------------------------------------
  Class D                                  0.36
-----------------------------------------------
  Class Z                                  0.41

Distributions include $0.14 per share of realized gains.

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                           Columbia Fixed Income Securities Fund

For the six-month period ended February 28, 2005, Columbia Fixed Income Securities Fund class A shares returned 1.41% without sales charge. By comparison, the Lehman Brothers Aggregate Bond Index and the Lipper Corporate Debt Funds A Rated Category average returned 1.26% and 1.54%, respectively, over the same period. 1 The fund benefited from its emphasis on mortgage-backed securities, which performed well during the period. We believe that the fund's exposure to longer-term bonds, which led a rally late in the period, may have been lower than its peer group and accounted for its slight underperformance. However, we believe that our positioning is appropriate, given the likelihood of rising interest rates in the period ahead.

SHORT-TERM INTEREST RATES ROSE, WHILE LONG-TERM RATES DECLINED

During the six-month reporting period, short-term rates rose while long-term rates fell, resulting in what is known as a flattening yield curve. The yield curve connects the points on a graph depicting the yields for various Treasury maturities, from short- to long-term.

The rise in short-term rates came as no surprise. On June 30, 2004, the Federal Reserve Board (the Fed) raised a key short-term interest rate--the federal funds rate--for the first time in four years. The Fed indicated that it would continue to raise short-term rates at a measured pace in an effort to control inflation and maintain economic growth. True to its word, the Fed raised the federal funds rate by one-quarter of one percentage point at each of its four meetings during this reporting period, from 1.50% to 2.50%. 2 The yield on three-month Treasury securities rose by 117 basis points to yield 2.75%, while two-year Treasury yields rose by 120 basis points to 3.60%. (A basis point is one hundredth of one percent.)

The decline in long-term rates was somewhat surprising to investors because it occurred despite weakness in the dollar and high energy prices, both of which have historically tended to lead to higher inflation. Ultimately the Consumer Price Index (CPI), a common measure of inflation, rose 3.3% in 2004. However, the core rate of inflation rose only 2.2%, an indication that an increase in energy prices did not spread to the entire economy. Also, foreign central banks have been substantial buyers of dollar-denominated assets, including Treasury obligations with longer maturities. Their purchases helped to bring long-term yields down.

SECTOR ALLOCATION AIDED PERFORMANCE

The fund's emphasis on corporate bonds and mortgage-backed securities helped the fund's performance relative to its benchmark. Altogether, 33% of the fund's assets are invested in investment-grade corporate bonds. This figure is down approximately two percentage points from the level of six months ago. Mortgage-backed and asset-backed securities account for about 50% of the portfolio. We have emphasized CMOs

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2     On March 22, 2005, the federal funds rate was raised to 2.75%.

[sidebar]

PORTFOLIO QUALITY AS OF 02/28/05 (%)

  TREASURY/AGENCY                          48.7
-----------------------------------------------
  Aaa                                      13.1
-----------------------------------------------
  Aa                                        6.7
-----------------------------------------------
  A                                        13.5
-----------------------------------------------
  Baa                                      12.1
-----------------------------------------------
  Ba                                        3.5
-----------------------------------------------
  B                                         2.3
-----------------------------------------------
  Caa                                       0.1

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

PORTFOLIO COMPOSITION
AS OF 02/28/05 (%)

  Mortgage-backed obligations              38.8
-----------------------------------------------
  Corporate fixed-income
    bonds & notes                          36.5
-----------------------------------------------
  Government agencies &obligations         11.9
-----------------------------------------------
  Collateralized mortgage obligations       7.0
-----------------------------------------------
  Asset-backed securities                   3.3
-----------------------------------------------
  Cash & cash equivalents,
    net receivables & payables              2.5

MATURITY BREAKDOWN AS OF 02/28/05 (%)

  0-1 years                                12.0
-----------------------------------------------
  1-5 years                                58.0
-----------------------------------------------
  5-10 years                               20.7
-----------------------------------------------
  10-20 years                               0.0
-----------------------------------------------
  20+ years                                 9.3

Your fund is actively managed and the composition of its portfolio will change over time. Portfolio composition and maturity breakdown are calculated as a percentage of net assets.

________________________________________________________________________________
                                           Columbia Fixed Income Securities Fund

(collateralized mortgage obligations) because they provide slightly better protection against interest-rate shifts than offered by conventional pass-through securities.

Gains from these sectors helped offset a modest shortfall that resulted from the fund's duration, which was slightly lower than the benchmark. Duration is a measure of the fund's sensitivity to interest rates. Generally, we keep the duration of the fund within one year of the duration of the Lehman Brothers Aggregate Bond Index. We tend to lower duration when we expect interest rates to rise. If we are right, our move helps cushion the fund because interest rates and prices move in opposite directions. However, longer-term interest rates declined during this reporting period, which hindered this strategy.

RELATIVELY SHORT DURATION MAINTAINED

We have maintained the fund's relatively short duration because we believe that interest rates are likely to rise in 2005. In addition, we have added slightly to the fund's holdings of TIPS (Treasury Inflation-Protected Securities). Although we are not overly concerned about inflation, we viewed these securities as attractively priced.

                            Leonard A. Aplet has co-managed Columbia Fixed Income Securities Fund since January1988 and has been with the advisor or its predecessors or affiliate organizations since 1987.

                            /s/ Leonard A. Aplet

                            Richard R. Cutts has co-managed the fund since December 2002 and has been with the advisor or its predecessors or affiliate organizations since 1994.

                            /s/ Richard R. Cutts

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
02/24/99 - 02/28/05 ($)

  SALES CHARGE           WITHOUT          WITH
-----------------------------------------------
  Class A                13,191          12,563
-----------------------------------------------
  Class B                12,967          12,967
-----------------------------------------------
  Class C                13,030          13,030
-----------------------------------------------
  Class D                13,066          12,937
-----------------------------------------------
  Class Z                13,276            n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                           Columbia National Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 02/24/99 - 02/28/05

                [MOUNTAIN CHART]

                                          LEHMAN
  CLASS A SHARES     CLASS A SHARES      BROTHERS
  WITHOUT SALES        WITH SALES     MUNICIPAL BOND
      CHARGE             CHARGE            INDEX
  --------------     --------------   --------------
02/99  10000              9525             10000
       9934               9462             10000
       9920               9449             10014
       9951               9478             10039
       9893               9423              9981
       9733               9271              9837
       9768               9304              9872
       9671               9212              9794
       9675               9216              9797
       9567               9112              9692
       9674               9214              9794
       9608               9152              9721
       9543               9089              9678
       9641               9183              9790
       9868               9399             10004
       9791               9326              9945
       9714               9253              9893
       9985               9511             10155
      10110               9630             10296
      10267               9779             10455
      10209               9724             10401
      10336               9845             10514
      10407               9913             10594
      10654              10148             10856
      10749              10238             10963
      10765              10253             10998
      10861              10345             11097
      10737              10227             10977
      10844              10329             11096
      10918              10399             11170
      11082              10555             11335
      11256              10721             11522
      11216              10684             11483
      11346              10807             11620
      11217              10684             11522
      11097              10570             11413
      11297              10760             11610
      11426              10883             11750
      11205              10673             11519
      11454              10910             11744
      11517              10970             11816
      11649              11096             11941
      11818              11257             12095
      11952              11384             12240
      12236              11655             12508
      12017              11446             12300
      11950              11382             12249
      12209              11629             12507
      12137              11561             12476
      12328              11742             12651
      12339              11753             12658
      12431              11841             12742
      12733              12129             13040
      12665              12063             12985
      12210              11630             12531
      12302              11717             12625
      12694              12091             12996
      12585              11987             12931
      12694              12091             13065
      12803              12195             13174
      12851              12240             13249
      13074              12453             13448
      12985              12369             13401
      12647              12046             13083
      12644              12043             13036
      12693              12090             13083
      12843              12233             13255
      13068              12447             13521
      13115              12492             13592
      13174              12548             13709
      13042              12423             13597
      13193              12567             13763
      13266              12636             13891
02/05 13191              12563             13848

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax exempt bonds with a maturity of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from February 28, 1999.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                  B                  C                  D                 Z
-------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/02           11/01/02           10/13/03           11/01/02       02/24/99
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT    WITH    WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-MONTH (CUMULATIVE)    1.00    -3.80      0.63    -4.30      0.80    -0.18      0.80    -0.18       1.12
-------------------------------------------------------------------------------------------------------------
  1-year                  0.94    -3.85      0.20    -4.64      0.59    -0.38      0.54    -0.43       1.17
-------------------------------------------------------------------------------------------------------------
  5-year                  6.47     5.44      6.11     5.79      6.21     6.21      6.27     6.06       6.61
-------------------------------------------------------------------------------------------------------------
  Life                    4.72     3.87      4.42     4.42      4.50     4.50      4.55     4.38       4.83


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                   A                  B                  C                  D              Z
-------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT
-------------------------------------------------------------------------------------------------------------
  6-MONTH (CUMULATIVE)    3.94    -1.00      3.55    -1.45      3.77     2.77      3.73     2.73       4.06
-------------------------------------------------------------------------------------------------------------
  1-year                  3.03    -1.86      2.27    -2.67      2.63     1.64      2.62     1.63       3.27
-------------------------------------------------------------------------------------------------------------
  5-year                  6.54     5.51      6.20     5.88      6.29     6.29      6.35     6.14       6.67
-------------------------------------------------------------------------------------------------------------
  Life                    4.84     3.97      4.56     4.42      4.63     4.63      4.68     4.50       4.95


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                           Columbia National Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05


                ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
----------------------------------------------------------------------------------------------------------------------
               ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
----------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00     1,000.00        1,010.02     1,020.33           4.49         4.51               0.90
----------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00     1,000.00        1,006.30     1,016.61           8.21         8.25               1.65
----------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00     1,000.00        1,007.98     1,018.35           6.47         6.51               1.30
----------------------------------------------------------------------------------------------------------------------
  Class D     1,000.00     1,000.00        1,007.98     1,018.35           6.47         6.51               1.30
----------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00     1,000.00        1,011.21     1,021.57           3.24         3.26               0.65


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Investment Advisor and/or Distributor not reimbursed or waived a portion of expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 1.00% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LESS THAN THE RETURN FOR ITS BENCHMARK, THE LEHMAN BROTHERS MUNICIPAL BOND INDEX, BUT ABOVE THE AVERAGE FOR ITS PEER GROUP, THE LIPPER INTERMEDIATE MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND'S EMPHASIS ON HIGH QUALITY BONDS, CONTRIBUTIONS FROM NON-RATED BONDS AND RELATIVELY LIGHT EXPOSURE TO SHORT MATURITIES AIDED PERFORMANCE.

                    [UP ARROW]                     [UP ARROW]

                                                 LEHMAN BROTHERS
                                                 MUNICIPAL BOND
                  CLASS A SHARES                      INDEX
                      1.00%                           2.40%

                                    OBJECTIVE
                          Seeks a high level of income
                         exempt from federal income tax
                            by investing primarily in
                         municipal securities issued by
                       state and local governments, their
                        agencies and authorities, as well
                         as the District of Columbia and
                        U.S. territories and possessions.

                                TOTAL NET ASSETS
                                  $11.0 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 10.15
-----------------------------------------------
  Class B                                 10.15
-----------------------------------------------
  Class C                                 10.15
-----------------------------------------------
  Class D                                 10.15
-----------------------------------------------
  Class Z                                 10.15

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.25
-----------------------------------------------
  Class B                                  0.21
-----------------------------------------------
  Class C                                  0.23
-----------------------------------------------
  Class D                                  0.23
-----------------------------------------------
  Class Z                                  0.26

DISTRIBUTIONS INCLUDE $0.09 PER SHARE OF TAXABLE REALIZED GAINS.

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                           Columbia National Municipal Bond Fund

For the six-month period ended February 28, 2005, Columbia National Municipal Bond Fund class A shares returned 1.00% without sales charge. This was less than the return of its benchmark, the Lehman Brothers Municipal Bond Index, which was 2.40% over the same period. However, the fund beat the average return of the Lipper Intermediate Municipal Debt Funds Category, which was 0.87%. 1 The fund's focus on intermediate-maturity bonds, at a time when bonds with longer maturities provided higher returns, contributed to its underperformance compared to the fund's benchmark. However, we believe that the fund's emphasis on high quality bonds, as well as contributions from non-rated bonds and relatively light exposure to short maturities helped the fund outperform its peer group.

VOLATILITY MARKED MUNICIPAL BOND RETURNS

Overall, municipal bond returns were relatively modest for the period. The Federal Reserve Board (the Fed) raised short-term interest rates four times during the period, pushing the federal funds rate from 1.50% to 2.50%. 2 However, intermediate- and longer-term interest rates did not follow suit, in part, because job growth was not as strong as expected. While the jobs data helped dampen investor concerns about inflation, a few inflationary signs, such as rising commodity prices, added volatility to the markets.

CONTINUED EMPHASIS ON QUALITY, GEOGRAPHIC AND SECTOR DIVERSIFICATION

We continued to emphasize high quality, intermediate-maturity bonds while seeking to increase the fund's geographical and sector diversification. We reduced the fund's average maturity from just over 9 years at the end of August to approximately 8.5 years by the end of February, because we felt intermediate-maturity bonds held less risk of price declines in an environment where interest rates appeared poised to rise. We also reduced the fund's duration from 5.5 years to 5.2 years. Duration measures the fund's sensitivity to changes in interest rates. Typically, we lower duration when we expect interest rates to rise and lengthen duration when we expect rates to fall. If we are right, our decision about duration can aid performance. During the reporting period, our duration decision had mixed results. It did not aid performance early in the period because intermediate and long-term interest rates actually declined. But it helped when interest rates began to rise in the final month of the period. Because we believe that interest rates are likely to move higher over the short term, we have maintained the fund's lower duration.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2     On March 22, 2005, the federal funds rate was increased to 2.75%.

PORTFOLIO QUALITY AS OF 02/28/05 (%)

  AAA                                      82.2
-----------------------------------------------
  AA                                       10.3
-----------------------------------------------
  A                                         4.2
-----------------------------------------------
  BBB                                       1.1
-----------------------------------------------
  Non rated                                 2.2

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 02/28/05 (%)

  Tax-backed                               39.6
-----------------------------------------------
  Other                                    16.0
-----------------------------------------------
  Utilities                                15.9
-----------------------------------------------
  Health care                              11.0
-----------------------------------------------
  Resource Recovery                         3.3

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown is calculated as a percentage of net assets.

MATURITY BREAKDOWN AS OF 02/28/05 (%)

  1-3 years                                 1.4
-----------------------------------------------
  3-5 years                                 5.6
-----------------------------------------------
  5-7 years                                21.7
-----------------------------------------------
  7-10 years                               27.0
-----------------------------------------------
  10-15 years                              42.9
-----------------------------------------------
  15-20 years                               0.3
-----------------------------------------------
  20-25 years                               1.1

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

ABOUT DURATION

Duration is a measure, expressed in years, of interest-rate sensitivity. It is similar to maturity, but because it takes into consideration the entire stream of future principal and interest payments and how long it will take to collect them, it is a more complex and more accurate measure of a fund's exposure to changing interest rates. Because we are active duration managers, we tend to use duration as a tactical tool to anticipate or respond to interest rate changes.

Because bond prices and interest rates move in opposite directions, we lower duration when we expect interest rates to rise and we raise duration when we expect interest rates to fall. This adjustment provides the potential to benefit performance. If we are wrong and interest rates rise after we lengthen duration, or fall after we shorten duration, fund performance could be hurt.

________________________________________________________________________________
                                           Columbia National Municipal Bond Fund

The fund's non-rated bonds performed well during the period as investors appeared willing to accept higher risk in exchange for potentially higher returns. However, when the fund experienced substantial redemptions late in the period, we used it as an opportunity to reduce the fund's exposure to lower-quality bonds and to increase the fund's overall credit quality and its geographical and sector diversification. In particular, we continued to reduce the fund's exposure to Oregon and Washington State and increase holdings in Georgia, New York, Colorado and Kansas, where we saw the potential to add yield and value to the portfolio while improving liquidity.

POTENTIAL FOR STABLE-TO-IMPROVING MUNICIPAL BOND ENVIRONMENT

We expect the Fed to continue to raise short-term interest rates in 2005 as it tries to manage inflation in the face of continuing economic growth. That growth, however, should mean higher tax revenues for most state and local governments, which would likely result in improved balance sheets. While we do not expect to see many credit upgrades in coming months, we also don't expect many downgrades, which points to a relatively stable-to-improving environment for municipal issuers.

In this environment, we plan to maintain our focus on high quality intermediate-maturity bonds. We also plan to continue to reduce the fund's small position in bonds subject to the alternative minimum tax.

The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved its liquidation, which will take effect later this year, pending shareholder approval.

                            Susan Sanderson has managed Columbia National Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1985.

                            /s/ Susan Sanderson

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A               17,276           16,461
-----------------------------------------------
  Class B               16,975           16,975
-----------------------------------------------
  Class C               17,062           17,062
-----------------------------------------------
  Class D               17,122           16,952
-----------------------------------------------
  Class Z               17,411             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION_________________________________________________________
                                             Columbia Oregon Municipal Bond Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                   [MOUNTAIN CHART]

                                      LEHMAN BROTHERS
  CLASS A SHARES                          GENERAL
  WITHOUT SALES      CLASS A SHARES   OBLIGATION BOND
      CHARGE       WITH SALES CHARGE       INDEX
  --------------   -----------------  ---------------
03/95 10000               9525             10000
      10105               9625             10135
      10116               9636             10142
      10365               9873             10444
      10282               9794             10373
      10370               9878             10493
      10502              10003             10626
      10573              10070             10694
      10696              10188             10816
      10845              10330             10968
      10908              10390             11055
      10971              10450             11162
      10916              10398             11111
      10802              10289             10987
      10757              10246             10949
      10750              10239             10932
      10857              10342             11042
      10948              10428             11147
      10950              10429             11146
      11077              10550             11283
      11187              10656             11415
      11362              10822             11627
      11316              10779             11581
      11346              10807             11612
      11437              10893             11718
      11315              10778             11566
      11390              10849             11657
      11523              10976             11830
      11627              11075             11958
      11924              11357             12268
      11847              11285             12159
      11972              11403             12297
      12030              11459             12365
      12087              11513             12423
      12262              11680             12599
      12380              11792             12729
      12365              11778             12739
      12355              11768             12751
      12313              11728             12683
      12492              11898             12891
      12519              11924             12938
      12548              11952             12969
      12737              12132             13174
      12895              12283             13350
      12873              12262             13353
      12912              12299             13397
      12946              12331             13441
      13109              12486             13617
      13008              12390             13548
      13016              12397             13553
      13053              12433             13591
      12935              12320             13515
      12751              12145             13318
      12801              12193             13371
      12690              12088             13292
      12697              12094             13304
      12566              11969             13188
      12692              12089             13323
      12602              12003             13239
      12523              11929             13190
      12629              12029             13322
      12891              12279             13591
      12822              12213             13521
      12742              12137             13450
      13051              12431             13795
      13228              12600             13978
      13429              12791             14177
      13358              12723             14105
      13504              12862             14253
      13591              12946             14353
      13896              13236             14692
      14054              13387             14852
      14094              13424             14896
      14208              13533             15028
      14054              13387             14871
      14205              13530             15021
      14294              13615             15115
      14491              13803             15329
      14725              14025             15576
      14685              13987             15542
      14871              14165             15700
      14700              14002             15562
      14527              13837             15438
      14764              14062             15691
      14936              14227             15882
      14668              13971             15579
      14955              14245             15900
      15049              14335             15987
      15227              14504             16166
      15431              14698             16367
      15613              14871             16553
      15955              15197             16888
      15663              14919             16614
      15544              14806             16533
      15850              15097             16857
      15788              15038             16828
      16033              15272             17060
      16020              15259             17093
      16132              15366             17204
      16515              15730             17584
      16424              15644             17500
      15838              15085             16919
      15941              15183             17076
      16420              15640             17566
      16300              15526             17448
      16472              15689             17591
      16607              15818             17716
      16670              15878             17805
      16975              16169             18085
      16851              16051             18036
      16431              15651             17630
      16428              15648             17605
      16492              15709             17674
      16680              15888             17888
      17005              16198             18231
      17070              16259             18319
      17190              16373             18463
      17035              16226             18303
      17232              16414             18502
      17353              16529             18641
02/05 17276              16461             18563

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers General Obligation Bond Index is an unmanaged index that represents average market-weighted performance of general obligation securities that have been issued in the last five years with maturities greater than one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                    B                C                  D                Z
---------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/02            11/01/02          10/13/03           11/01/02        07/02/84
---------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
---------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     1.56   -3.26      1.17    -3.80      1.37     0.37      1.35     0.36        1.68
---------------------------------------------------------------------------------------------------------------
  1- year                  1.74   -3.09      0.96    -3.93      1.36     0.38      1.33     0.35        1.99
---------------------------------------------------------------------------------------------------------------
  5-year                   6.46    5.44      6.09     5.77      6.20     6.20      6.27     6.05        6.63
---------------------------------------------------------------------------------------------------------------
  10-year                  5.62    5.11      5.43     5.43      5.49     5.49      5.53     5.42        5.70


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                  A                    B                C                  D                Z
---------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH     WITHOUT   WITH      WITHOUT
---------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     4.50    -0.46      4.09    -0.91      4.31     3.31      4.28     3.28       4.63
---------------------------------------------------------------------------------------------------------------
  1- year                  3.78    -1.15      2.99    -2.00      3.36     2.37      3.36     2.36       4.03
---------------------------------------------------------------------------------------------------------------
  5-year                   6.47     5.43      6.12     5.80      6.21     6.21      6.29     6.07       6.62
---------------------------------------------------------------------------------------------------------------
  10-year                  6.08     5.57      5.91     5.91      5.96     5.96      5.99     5.88       6.16


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD BE LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                             Columbia Oregon Municipal Bond Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



                ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
            BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
------------------------------------------------------------------------------------------------------------------------
               ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
------------------------------------------------------------------------------------------------------------------------
  Class A     1,000.00     1,000.00        1,015.62     1,020.28           4.55         4.56               0.91
------------------------------------------------------------------------------------------------------------------------
  Class B     1,000.00     1,000.00        1,011.70     1,016.56           8.28         8.30               1.66
------------------------------------------------------------------------------------------------------------------------
  Class C     1,000.00     1,000.00        1,013.69     1,018.30           6.54         6.56               1.31
------------------------------------------------------------------------------------------------------------------------
  Class D     1,000.00     1,000.00        1,013.49     1,018.30           6.54         6.56               1.31
------------------------------------------------------------------------------------------------------------------------
  Class Z     1,000.00     1,000.00        1,016.81     1,021.52           3.30         3.31               0.66


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 1.56% WITHOUT SALES CHARGE.

o THE FUND'S RETURN WAS LESS THAN THE RETURN FOR ITS BENCHMARK, THE LEHMAN BROTHERS GENERAL OBLIGATION BOND INDEX, AND THE AVERAGE FOR ITS PEER GROUP, THE LIPPER OREGON MUNICIPAL DEBT FUNDS CATEGORY.

o THE FUND'S FOCUS ON MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES, AT A TIME WHEN BONDS WITH LONGER MATURITIES PROVIDED HIGHER RETURNS, DETRACTED FROM PERFORMANCE.

                     [UP ARROW]             [UP ARROW]

                                         LEHMAN BROTHERS
                                        GENERAL OBLIGATION
                   CLASS A SHARES           BOND INDEX
                      1.56%                   1.85%

                                    OBJECTIVE
                          Seeks a high level of income
                             exempt from federal and
                         Oregon income tax by investing
                        primarily in municipal securities
                         issued by the state of Oregon.

                                TOTAL NET ASSETS
                                 $425.7 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                 12.38
-----------------------------------------------
  Class B                                 12.38
-----------------------------------------------
  Class C                                 12.38
-----------------------------------------------
  Class D                                 12.38
-----------------------------------------------
  Class Z                                 12.38

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.26
-----------------------------------------------
  Class B                                  0.21
-----------------------------------------------
  Class C                                  0.24
-----------------------------------------------
  Class D                                  0.24
-----------------------------------------------
  Class Z                                  0.28

DISTRIBUTIONS INCLUDE $0.04 PER SHARE OF TAXABLE REALIZED GAINS.

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                             Columbia Oregon Municipal Bond Fund

For the six-month period ended February 28, 2005, Columbia Oregon Municipal Bond Fund class A shares returned 1.56% without sales charge. This was less than the fund's benchmark, the Lehman Brothers General Obligation Bond Index, which returned 1.85%. The fund also trailed its peer group, the Lipper Oregon Municipal Debt Funds Category, which returned an average of 1.95%. 1 The fund's focus on intermediate-maturity bonds, at a time when bonds with longer maturities provided higher returns, detracted from performance.

VOLATILITY MARKED MUNICIPAL BOND RETURNS

Municipal bond returns fluctuated over the past six months. As a result, returns for the period were relatively modest. The Federal Reserve Board (the Fed) raised short-term interest rates four times during the period, pushing the federal funds rate from 1.50% to 2.50%. 2 However, intermediate- and longer-term interest rates did not follow suit, in part because job growth was not as strong as expected. While the jobs data helped dampen investor concerns about inflation, a few inflationary signs, such as rising commodity prices, added some volatility to the markets. As a result, investors moved in and out of bonds in an attempt to take advantage of short-term price fluctuations.

OREGON'S GROWTH IMPROVES, BUT LAGS OTHER STATES

Oregon, like many other states, was helped by increased revenues resulting from an improving economy. However, the state's growth lagged the rest of the country, in part because it is still recovering from the downturn in the technology industry. Although state revenues have increased, we believe it could be some time before the state can sufficiently rebuild the reserves it needs to warrant an upgrade in its bond rating.

HOSPITAL AND NON-RATED BONDS BENEFITED THE FUND

The fund continued to benefit from holding hospital and lower-rated credits. As the financial outlook improved for hospitals, their bonds delivered solid returns. The fund's high-yield bonds also performed well. Although one issuer, the owner of an apartment complex, ran into financial difficulties, we were able to help negotiate the sale of the property, and redeploy the proceeds from the bonds into higher-quality, interest-earning assets. However, the picture for multifamily housing appears somewhat brighter as occupancy levels and profits have improved a little in recent months.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2     On March 22, 2005, the federal funds rate was increased to 2.75%.

[sidebar]

PORTFOLIO QUALITY AS OF 02/28/05 (%)

  AAA                                      45.4
-----------------------------------------------
  AA                                       35.5
-----------------------------------------------
  A                                         4.9
-----------------------------------------------
  BBB                                       4.2
-----------------------------------------------
  Non rated                                10.0

Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 02/28/05 (%)

  Tax-backed                               41.3
-----------------------------------------------
  Other                                    17.5
-----------------------------------------------
  Health care                              12.3
-----------------------------------------------
  Utilities                                 8.0
-----------------------------------------------
  Housing                                   7.8

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Oregon Aquarium
    (Oregon State Health,
    Housing Educational &
    Cultural Facilities Authority)          0.1

MATURITY BREAKDOWN AS OF 02/28/05 (%)

  0-1 years                                 0.3
-----------------------------------------------
  1-3 years                                 2.2
-----------------------------------------------
  3-5 years                                 3.9
-----------------------------------------------
  5-7 years                                16.4
-----------------------------------------------
  7-10 years                               29.6
-----------------------------------------------
  10-15 years                              30.1
-----------------------------------------------
  15-20 years                              12.0
-----------------------------------------------
  20-25 years                               3.1
-----------------------------------------------
  25+ years                                 2.4

Portfolio quality and maturity breakdown are calculated as a percentage of total investments.

________________________________________________________________________________
                                             Columbia Oregon Municipal Bond Fund

The bonds of Oregon Aquarium continued to disappoint us. The Aquarium has experienced severe cash shortfalls as a result of declines in tourism and overspending to build new exhibits. We continue to work with the Aquarium to restructure the debt or find other ways to enhance the value of the outstanding bonds.

POTENTIAL FOR STABLE-TO-IMPROVING MUNICIPAL BOND ENVIRONMENT

We expect the Fed to continue to raise short-term interest rates in 2005 at a measured pace as it tries to manage inflation in the face of continuing economic growth. That growth, however, should mean higher tax revenues for most state and local governments, which would likely result in improved balance sheets and a relatively stable-to-improving rating environment for municipal bonds. We believe that Oregon may continue to have some budget problems. Yet, we expect its bonds to benefit from gradually increasing revenues, somewhat lower issuance and strong demand.

In this environment, we expect to maintain the fund's focus on the intermediate maturity range, which we believe offers the best opportunity in an improving economic climate. Also, in an effort to increase net tax-free returns to all shareholders, we plan to continue to reduce the fund's exposure to bonds subject to the alternative minimum tax.

[Photo of Brian McGreevy]     Brian McGreevy has managed the Columbia Oregon
                              Municipal Bond Fund since December 2003 and has been with the advisor and its predecessors or affiliate organizations since 1994.

                              /s/ Brian McGreevy

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Capital gains are not exempt from income taxes.

Single-state municipal bond funds pose additional risks due to limited geographical diversification.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE          WITHOUT           WITH
-----------------------------------------------
  Class A               20,838           19,853
-----------------------------------------------
  Class B               20,452           20,452
-----------------------------------------------
  Class C               20,482           20,482
-----------------------------------------------
  Class D               20,532           20,334
-----------------------------------------------
  Class Z               20,972             n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.


PERFORMANCE INFORMATION_________________________________________________________
                                                        Columbia High Yield Fund

VALUE OF A $10,000 INVESTMENT 03/01/95 - 02/28/05

                [MOUNTAIN CHART]

  CLASS A SHARES     CLASS A SHARES   MERRILL LYNCH US
   WITHOUT SALES       WITH SALES     HIGH YIELD, CASH
      CHARGE             CHARGE        PAY ONLY INDEX
  --------------     --------------   ----------------
03/95  10000              9525             10000
       10091              9612             10139
       10317              9827             10376
       10578             10076             10700
       10651             10145             10781
       10798             10285             10904
       10817             10304             10971
       10993             10471             11096
       11138             10609             11175
       11265             10730             11284
       11446             10902             11466
       11605             11054             11647
       11644             11090             11664
       11512             10965             11633
       11496             10950             11639
       11506             10960             11723
       11538             10990             11793
       11624             11072             11873
       11845             11282             11995
       12050             11477             12253
       12182             11603             12388
       12438             11847             12638
       12526             11931             12736
       12636             12036             12834
       12829             12219             13013
       12635             12035             12869
       12784             12177             13016
       13091             12469             13278
       13256             12626             13480
       13612             12966             13804
       13600             12954             13780
       13782             13128             14009
       13770             13116             14102
       13927             13265             14236
       14116             13446             14371
       14346             13665             14585
       14431             13746             14645
       14520             13831             14771
       14593             13900             14840
       14638             13943             14944
       14742             14042             15019
       14922             14213             15104
       14330             13649             14452
       14583             13891             14481
       14513             13824             14243
       14992             14280             14891
       14997             14284             14896
       15181             14460             15043
       15098             14381             14929
       15277             14552             15057
       15386             14655             15292
       15187             14466             15187
       15140             14421             15158
       15125             14407             15181
       15040             14326             15026
       15024             14310             14969
       15027             14313             14880
       15272             14546             15050
       15353             14624             15128
       15274             14549             15053
       15288             14562             15066
       15201             14479             14855
       15271             14546             14860
       15262             14537             14696
       15582             14842             14947
       15723             14976             15055
       15988             15229             15239
       15988             15229             15150
       15854             15101             14706
       15627             14885             14246
       16060             15297             14555
       16611             15822             15423
       16751             15955             15666
       16663             15872             15460
       16623             15834             15291
       16732             15937             15585
       16584             15797             15264
       16785             15988             15500
       17003             16196             15651
       16338             15562             14647
       16899             16096             15078
       17341             16518             15568
       17126             16313             15458
       17229             16411             15544
       17072             16261             15395
       17233             16414             15761
       17314             16491             16012
       17279             16458             15925
       16840             16040             14793
       16561             15774             14204
       16818             16019             14559
       16752             15956             14327
       16730             15935             14206
       17202             16385             15053
       17315             16493             15282
       17466             16636             15722
       17604             16768             15925
       17907             17056             16337
       18313             17443             17255
       18328             17457             17442
       18552             17670             17918
       18199             17335             17661
       18321             17451             17893
       18719             17830             18371
       18928             18029             18745
       19044             18139             19004
       19249             18335             19445
       19434             18511             19748
       19508             18581             19740
       19676             18741             19879
       19503             18576             19735
       19120             18212             19420
       19287             18371             19703
       19592             18661             19973
       19952             19004             20335
       20257             19295             20617
       20541             19565             21009
       20551             19575             21221
       20627             19647             21537
       20586             19608             21520
02/05  20838             19853             21820

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Merrill Lynch US High Yield, Cash Pay Only Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)



  SHARE CLASS                  A                  B                  C                  D                  Z
-----------------------------------------------------------------------------------------------------------------
  INCEPTION                 11/01/02           11/01/02           10/13/03           11/01/02          10/01/93
-----------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH       WITHOUT
-----------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     4.42    -0.50      4.04    -0.96      4.12     3.12      4.12     3.05        4.54
-----------------------------------------------------------------------------------------------------------------
  1-year                   6.80     1.70      6.00     1.00      6.19     5.19      6.16     5.08        7.05
-----------------------------------------------------------------------------------------------------------------
  5-year                   6.38     5.35      5.99     5.68      6.02     6.02      6.07     5.86        6.52
-----------------------------------------------------------------------------------------------------------------
  10-year                  7.62     7.10      7.42     7.42      7.43     7.43      7.46     7.36        7.69


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)



  SHARE CLASS                    A                  B                  C                  D                Z
-----------------------------------------------------------------------------------------------------------------
  SALES CHARGE           WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH    WITHOUT    WITH       WITHOUT
-----------------------------------------------------------------------------------------------------------------
  6-month (cumulative)     6.94     1.90      6.54     1.54      6.64     5.64      6.62     5.50        7.07
-----------------------------------------------------------------------------------------------------------------
  1-year                   7.16     2.02      6.36     1.36      6.53     5.53      6.51     5.43        7.42
-----------------------------------------------------------------------------------------------------------------
  5-year                   6.08     5.06      5.71     5.41      5.74     5.74      5.79     5.59        6.21
-----------------------------------------------------------------------------------------------------------------
  10-year                  7.94     7.42      7.75     7.75      7.76     7.76      7.79     7.68        8.00


THE "WITH SALES CHARGE" RETURNS INCLUDE THE MAXIMUM INITIAL SALES CHARGE OF 4.75% FOR CLASS A SHARES, MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00% FOR CLASS B SHARES AND 1.00% FOR CLASS C AND D SHARES FOR THE FIRST YEAR ONLY. THE "WITHOUT SALES CHARGE" RETURNS DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RETURNS WOULD HAVE BEEN LOWER.

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES. PERFORMANCE FOR DIFFERENT SHARE CLASSES WILL VARY BASED ON DIFFERENCES IN SALES CHARGES AND FEES ASSOCIATED WITH EACH CLASS.

Effective October 13, 2003, class D shares were closed to all new investors and new accounts. Existing class D shareholders will be able to make additional purchases at any time. In addition, class D initial sales charge of 1.00% is waived after October 13, 2003.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Classes A, B and D (newer class shares) share performance information includes returns of the fund's class Z shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. The returns for class C include the returns of class B prior to 10/13/03, the date on which class C was initially offered by the fund. The returns shown for class C also include the performance of class Z prior to the inception of class B (11/01/02). Class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of classes A, B, C and D would have been lower.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                        Columbia High Yield Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees, and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID          FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)      EXPENSE RATIO (%)
---------------------------------------------------------------------------------------------------------------------
             ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
---------------------------------------------------------------------------------------------------------------------
Class A     1,000.00     1,000.00        1,044.18     1,019.98           4.92         4.86               0.97
---------------------------------------------------------------------------------------------------------------------
Class B     1,000.00     1,000.00        1,040.42     1,016.27           8.70         8.60               1.72
---------------------------------------------------------------------------------------------------------------------
Class C     1,000.00     1,000.00        1,041.21     1,017.01           7.95         7.85               1.57
---------------------------------------------------------------------------------------------------------------------
Class D     1,000.00     1,000.00        1,041.21     1,017.01           7.95         7.85               1.57
---------------------------------------------------------------------------------------------------------------------
Class Z     1,000.00     1,000.00        1,045.42     1,021.22           3.65         3.61               0.72


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the Fund's Distributor not waived a portion of expenses for class C and class D, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2005, THE FUND'S CLASS A SHARES RETURNED 4.42% WITHOUT SALES CHARGE.

o THE FUND'S EXPOSURE TO LOWER QUALITY BONDS WAS LESS THAN ITS BENCHMARK'S EXPOSURE, AND, WE BELIEVE, LESS THAN ITS PEER GROUP. AS A RESULT, THE FUND UNDERPERFORMED WHEN LOW QUALITY BONDS LED A HIGH YIELD RALLY LATE IN 2004.

o THE FUND'S STRATEGY IS TO FOCUS ON HIGHER QUALITY SECURITIES, A PRUDENT APPROACH THAT HAS SERVED SHAREHOLDERS WELL OVER THE LONG TERM.

                    [UP ARROW]                     [UP ARROW]

                                                MERRILL LYNCH US
                                                HIGH YIELD, CASH
                  CLASS A SHARES                 PAY ONLY INDEX
                      4.42%                           7.32%

                                    OBJECTIVE
                          Seeks a high level of income,
                         with capital appreciation as a
                         secondary goal, by investing in
                              non-investment-grade,
                           corporate debt securities.

                                TOTAL NET ASSETS
                                $1,770.2 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class A                                  8.81
-----------------------------------------------
  Class B                                  8.81
-----------------------------------------------
  Class C                                  8.81
-----------------------------------------------
  Class D                                  8.81
-----------------------------------------------
  Class Z                                  8.81

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class A                                  0.26
-----------------------------------------------
  Class B                                  0.23
-----------------------------------------------
  Class C                                  0.23
-----------------------------------------------
  Class D                                  0.23
-----------------------------------------------
  Class Z                                  0.27

PORTFOLIO MANAGERS' REPORT______________________________________________________
                                                        Columbia High Yield Fund

For the six-month period ended February 28, 2005, Columbia High Yield Fund class A shares returned 4.42% without sales charge. The fund lagged the Merrill Lynch US High Yield, Cash Pay Only Index, which returned 7.32%, and the average return of its peer group, the Lipper High Current Yield Funds Category, which was 7.02%. 1 We believe that the fund underperformed relative to its benchmark and peer group because it emphasized higher quality credits at a time when investors favored lower quality segments of the market. However, we will continue to emphasize quality pursuant to the longstanding strategy of the fund.

CORPORATE BALANCE SHEETS IMPROVED, INTEREST RATES DECLINED

A strong economy enabled companies in the high-yield universe to improve their cash flows and to reduce their debt. As a result, corporate balance sheets improved and default rates continued to decline. The Moody's trailing 12-month issuer-based default rate--a widely monitored indicator of corporate credit quality--is now just 3%, down from 5% at the beginning of 2004 and nearly 11% three years ago.

Although the Federal Reserve Board pushed short-term rates higher, long-term interest rates actually declined during the period. This favorable development surprised many market observers, which helped explain the strength of the high-yield rally in late 2004. The fund participated in this rally, but, consistent with its investment strategy, it did not have much exposure to the lower quality credits that led the rally. The CCC index was up 12.0% for the period, far above the 4.7% gain posted by the higher-quality intermediate BB index.

ENERGY AND TELECOMMUNICATIONS HELPED BOOST PERFORMANCE

The energy and telecommunications industries were strong performers during the period, and the fund added to its holdings in both categories. In the energy sector we purchased bonds issued by Hornbeck Offshore Services and MarkWest Energy Partners. Hornbeck operates a fleet of vessels that support oil exploration activity predominantly in the Gulf of Mexico. MarkWest is engaged in gathering, processing, transporting and storing natural gas and crude oil. In the telecommunication sector we added Rogers Wireless, the largest wireless provider in Canada. We believe Rogers has the potential to improve its financial position over the next few years because of rapid revenue growth and reduced competition.

Steel companies rebounded with the economy in 2004, benefiting fund holding Russel Metals. One of our Select Medical bonds was another strong performer for the fund over the last six months. When the company was taken private, the prices at which the bonds were tendered for was above where they had been trading.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

[sidebar]

PORTFOLIO QUALITY AS OF 02/28/05 (%)

  Baa                                       1.0
-----------------------------------------------
  Ba                                       61.1
-----------------------------------------------
  B                                        35.4
-----------------------------------------------
  Caa                                       2.5

Portfolio quality is calculated as a percentage of total investments.

Ratings shown in the quality breakdown represent the lowest rating assigned to a particular bond by one of the following nationally recognized rating agencies:
Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd.

TOP 5 SECTORS AS OF 02/28/05 (%)

  Consumer Cyclical                        20.5
-----------------------------------------------
  Consumer Non-Cyclical                    17.5
-----------------------------------------------
  Industrials                              15.9
-----------------------------------------------
  Communications                           14.8
-----------------------------------------------
  Energy                                   14.1

HOLDINGS DISCUSSED IN THIS REPORT
AS OF 02/28/05 (%)

  Hornbeck Offshore Services                0.6
-----------------------------------------------
  MarkWest Energy Partners                  0.5
-----------------------------------------------
  Rogers Wireless                           1.3
-----------------------------------------------
  Russel Metals                             0.5
-----------------------------------------------
  Select Medical                            0.5
-----------------------------------------------
  Allied Waste North America                1.0

MATURITY BREAKDOWN AS OF 02/28/05 (%)

  0-3 years                                 0.1
-----------------------------------------------
  3-5 years                                13.3
-----------------------------------------------
  5-10 years                               82.1
-----------------------------------------------
  10-15 years                               4.5

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown, holdings discussed and maturity breakdown are calculated as a percentage of net assets.

________________________________________________________________________________
                                                        Columbia High Yield Fund

ALLIED WASTE DISAPPOINTED

One specific disappointment during the period was Allied Waste, a non-hazardous solid waste management company. Allied had difficulty controlling its expenses and produced several quarters of substandard earnings. Its rating was downgraded to Caa by Moody's in late 2004. We sold a portion of the holding, but the issue remains in the portfolio because we believe that the company has the potential to generate the free cash flow necessary to reduce its debt burden.

EMPHASIS ON HIGHER QUALITY BONDS GOING FORWARD

Looking ahead, we believe that the fund is well positioned with its emphasis on higher quality high-yield bonds. With the current yield advantage of lower quality bonds close to a historical low, investors no longer enjoy a significant yield premium for delving into riskier areas of the market. As the yield spread between lower quality and higher quality bonds narrows, we believe higher quality companies have the potential to perform well for the fund.

[Photo of Jeffrey L. Rippey]  Jeffrey L. Rippey, CFA, has managed or co-managed
                              Columbia High Yield Fund since its inception in October 1993 and has been with the advisor or its predecessors or affiliate organizations since 1981.

                              /s/ Jeffrey L. Rippey

[Photo of Kurt M. Havnaer]    Kurt M. Havnaer, CFA, has co-managed the fund
                              since February 2000. He has been associated with the advisor or its predecessors or affiliate organizations since 1996.

                              /s/ Kurt M. Havnaer

Investing in fixed-income securities may involves certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yields and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high yield securities (commonly known as "junk bonds") offers the potential for high current income and attractive total return but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds.

[sidebar]

PERFORMANCE OF A $10,000 INVESTMENT
03/01/95 - 02/28/05 ($)

  SALES CHARGE                         WITHOUT
-----------------------------------------------
  Class Z                               14,310

Performance data quoted represents past performance and current performance may be lowoer of higher. Past performance is no guarantee of future results. The investment return will fluctuate so that shares many be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

PERFORMANCE INFORMATION ________________________________________________________
                                                   Columbia Daily Income Company

AVERAGE ANNUAL TOTAL RETURN AS OF 02/28/05 (%)

                             CLASS Z         LIPPER MONEY MARKET
  INCEPTION                 11/03/74        FUNDS CATEGORY AVERAGE
-------------------------------------------------------------------
  6-month (cumulative)         0.59                 0.57
-------------------------------------------------------------------
  1-year                       0.78                 0.79
-------------------------------------------------------------------
  5-year                       2.24                 2.11
-------------------------------------------------------------------
  10-year                      3.65                 3.57


AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/04 (%)

                                              LIPPER MONEY MARKET
                            CLASS Z         FUNDS CATEGORY AVERAGE
-------------------------------------------------------------------
  6-month (cumulative)        0.42                  0.43
-------------------------------------------------------------------
  1-year                      0.57                  0.60
-------------------------------------------------------------------
  5-year                      2.37                  2.23
-------------------------------------------------------------------
  10-year                     3.71                  3.64

ALL RESULTS SHOWN ASSUME REINVESTMENT OF DISTRIBUTIONS. CLASS Z SHARES ARE SOLD AT NET ASSET VALUE WITH NO RULE 12B-1 FEES.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

[sidebar]

ESTIMATING YOUR ACTUAL EXPENSES

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM COLUMBIA FUNDS SERVICES, INC., YOUR ACCOUNT BALANCE IS AVAILABLE ONLINE AT
      WWW.COLUMBIAFUNDS.COM OR BY CALLING SHAREHOLDER SERVICES AT 800.345.6611

o FOR SHAREHOLDERS WHO RECEIVE THEIR ACCOUNT STATEMENTS FROM THEIR BROKERAGE FIRM, CONTACT YOUR BROKERAGE FIRM TO OBTAIN YOUR ACCOUNT BALANCE

1. DIVIDE YOUR ENDING ACCOUNT BALANCE BY $1,000. FOR EXAMPLE, IF AN ACCOUNT BALANCE WAS $8,600 AT THE END OF THE PERIOD, THE RESULT WOULD BE 8.6

2. IN THE SECTION OF THE TABLE BELOW TITLED "EXPENSES PAID DURING THE PERIOD," LOCATE THE AMOUNT FOR YOUR SHARE CLASS. YOU WILL FIND THIS NUMBER IS IN THE COLUMN LABELED "ACTUAL." MULTIPLY THIS NUMBER BY THE RESULT FROM STEP 1. YOUR ANSWER IS AN ESTIMATE OF THE EXPENSES YOU PAID ON YOUR ACCOUNT DURING THE PERIOD

UNDERSTANDING YOUR EXPENSES_____________________________________________________
                                                   Columbia Daily Income Company

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

ANALYZING YOUR FUND'S EXPENSES BY SHARE CLASS

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the reporting period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

09/01/04 - 02/28/05



               ACCOUNT VALUE AT THE         ACCOUNT VALUE AT THE            EXPENSES PAID              FUND'S ANNUALIZED
           BEGINNING OF THE PERIOD ($)     END OF THE PERIOD ($)        DURING THE PERIOD ($)          EXPENSE RATIO (%)
--------------------------------------------------------------------------------------------------------------------------
              ACTUAL    HYPOTHETICAL       ACTUAL    HYPOTHETICAL        ACTUAL    HYPOTHETICAL
--------------------------------------------------------------------------------------------------------------------------
 Class Z     1,000.00     1,000.00        1,005.90     1,020.83           3.98         4.01                   0.80


Expenses paid during the period are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transactional costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transactional costs were included, your costs would have been higher.

COMPARE WITH OTHER FUNDS

Since all mutual fund companies are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transactional costs, such as sales charges or redemption or exchange fees.

[sidebar]

SUMMARY

o FOR THE SIX-MONTH PERIOD THAT ENDED FEBRUARY 28, 2005, THE FUND'S CLASS Z SHARES RETURNED 0.59%. THAT WAS COMPARABLE TO WHAT OTHER MONEY-MARKET FUNDS RETURNED DURING THE SAME PERIOD.

o THE FEDERAL RESERVE BOARD (THE FED) INTERVENED ON FOUR OCCASIONS DURING THE PERIOD TO PUSH SHORT-TERM INTEREST RATES HIGHER.

o A MOVE TO FLOATING-RATE NOTES ENABLED THE PORTFOLIO TO BENEFIT FROM THE FED'S ACTIONS.

                    [UP ARROW]               [UP ARROW]

                                            LIPPER MONEY
                                            MARKET FUNDS
                  CLASS Z SHARES              CATEGORY
                      0.59%                    0.57%

                                    OBJECTIVE
                              Seeks a high level of
                           income consistent with the
                          maintenance of liquidity and
                           the preservation of capital
                         by investing primarily in high
                         quality money market securities

                                TOTAL NET ASSETS
                                 $546.2 million

NET ASSET VALUE PER SHARE
AS OF 02/28/05 ($)

  Class Z                                  1.00

DISTRIBUTIONS DECLARED PER SHARE
09/01/04 - 02/28/05 ($)

  Class Z                                 0.006

PORTFOLIO MANAGER'S REPORT______________________________________________________
                                                   Columbia Daily Income Company

For the six-month period ended February 28, 2005, Columbia Daily Income Company class Z shares returned 0.59%. This return was slightly higher than the Lipper Money Market Funds Category, which averaged a gain of 0.57% for the period. 1 Short-term rates began the period near their historical low but moved higher throughout the period.

A SLOW TREND TO HIGHER RATES

A sustained effort by the Fed to push short-term interest rates higher was the key driver of fund returns for the period. On four separate occasions, the Fed's policymakers intervened to raise the federal funds rate, a key overnight lending rate for banks, by one-quarter of a percentage point. The fed funds rate climbed from 1.50% to 2.50% by the end of the period. 2

The Fed intervened in order to manage the growth of the overall economy and to contain inflation. Because commercial borrowing, credit-card rates and even adjustable-rate mortgages are all tied to short-term rates, a rise in rates tends to slow the economy and inflation tends to remain low when economic growth is steady to slow. Prior to last summer, rates had been kept artificially low as an economic stimulus, but subsequent growth has allowed for a gradual return to a more neutral level.

MOVING TO FLOATING-RATE NOTES

During the period, we moved a significant portion of the fund's holdings--approximately two-thirds of its assets--into floating-rate securities. The yields on floating-rate notes are typically linked to LIBOR (London Interbank Offered Rate) and they adjust weekly, monthly or quarterly. Because these yields are automatically reset higher when short-term interest rates increase, they have been well-suited to the Fed's repeated actions. Floating-rate notes can take many forms, including corporate debt and taxable municipal securities.

1 Lipper Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as those of the fund.

2     On March 22, 2005, the federal funds rate increased to 2.75%.

[sidebar]

PORTFOLIO HIGHLIGHTS AS OF 02/28/05

  Seven day current yield                  1.74%
------------------------------------------------
  Seven day effective yield                1.75%
------------------------------------------------
  Average days to maturity                   26

________________________________________________________________________________
                                                   Columbia Daily Income Company

TRACKING THE FED

Because increases in the fed funds rate affect the interactions of the entire range of short-term securities, we have kept a close watch over the weighted average maturity of the portfolio. As a rule, we have shortened the portfolio's weighted average maturity in an effort to capture interest-rate hikes as they occur, while buying longer securities when warranted by our analysis. The fund's weighted average maturity was 26 days at the end of the period.

Going forward, we will continue to monitor both the short-term marketplace and investor expectations. We will continue to focus our efforts on achieving the highest possible short-term yields in accordance with our rigorous quality standards.

[Photo of Karen Arneil]       Karen Arneil has managed the fund since October
                              2004 and has been with the advisor or its predecessors or affiliate organizations since
                              1996.

                              /s/ Karen Arneil

There is a chance that the fund's investments may not keep pace with the rate of inflation over the long term. Also, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

[sidebar]

FINANCIAL STATEMENTS____________________________________________________________
February 28, 2005                                                 Columbia Funds



                                                A GUIDE TO UNDERSTANDING YOUR FUND'S FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------
                        INVESTMENT PORTFOLIO    The investment portfolio details all of the fund's
                                                holdings and their market value as of the last day of the
                                                reporting period. Portfolio holdings are organized by
                                                type of asset, industry, country or geographic region (if
                                                applicable) to demonstrate areas of concentration and
                                                diversification.

---------------------------------------------------------------------------------------------------------
         STATEMENT OF ASSETS AND LIABILITIES    This statement details the fund's assets, liabilities,
                                                net assets and share price for each share class as of the
                                                last day of the reporting period. Net assets are
                                                calculated by subtracting all the fund's liabilities
                                                (including any unpaid expenses) from the total of the
                                                fund's investment and non-investment assets. The share
                                                price for each class is calculated by dividing net assets
                                                for that class by the number of shares outstanding in
                                                that class as of the last day of the reporting period.

---------------------------------------------------------------------------------------------------------
                     STATEMENT OF OPERATIONS    This statement details income earned by the fund and the
                                                expenses accrued by the fund during the reporting period.
                                                The Statement of Operations also shows any net gain or
                                                loss the fund realized on the sales of its holdings
                                                during the period, as well as any unrealized gains or
                                                losses recognized over the period. The total of these
                                                results represents the fund's net increase or decrease in
                                                net assets from operations.

---------------------------------------------------------------------------------------------------------
          STATEMENT OF CHANGES IN NET ASSETS    This statement demonstrates how the fund's net assets
                                                were affected by its operating results, distributions to
                                                shareholders and shareholder transactions (e.g.,
                                                subscriptions, redemptions and dividend reinvestments)
                                                during the reporting period. The Statement of Changes in
                                                Net Assets also details changes in the number of shares
                                                outstanding.

---------------------------------------------------------------------------------------------------------
               NOTES TO FINANCIAL STATEMENTS    These notes disclose the organizational background of the
                                                fund, its significant accounting policies (including
                                                those surrounding security valuation, income recognition
                                                and distributions to shareholders), federal tax
                                                information, fees and compensation paid to affiliates and
                                                significant risks and contingencies.

---------------------------------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS    The financial highlights demonstrate how the fund's net
                                                asset value per share was affected by the fund's
                                                operating results. The financial highlights table also
                                                discloses the classes' performance and certain key ratios
                                                (e.g., class expenses and net investment income as a
                                                percentage of average net assets).


                       This page intentionally left blank.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                         Columbia Common Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 96.6%

CONSUMER DISCRETIONARY - 19.6%

   AUTOMOBILES - 1.9%
      General Motors Corp.                     124,380       4,436,634
                                                         -------------
                                     Automobiles Total       4,436,634

   HOTELS, RESTAURANTS & LEISURE - 0.9%
      Darden Restaurants, Inc.                  74,300       1,991,240
                                                         -------------
                   Hotels, Restaurants & Leisure Total       1,991,240

   INTERNET & CATALOG RETAIL - 1.5%
      Amazon.com, Inc. (a)                      65,640       2,309,215
      eBay, Inc. (a)                            28,840       1,235,506
                                                         -------------
                       Internet & Catalog Retail Total       3,544,721

   LEISURE EQUIPMENT & PRODUCTS - 0.7%
      Hasbro, Inc.                              73,860       1,559,923
                                                         -------------
                    Leisure Equipment & Products Total       1,559,923

   MEDIA - 11.0%
      Clear Channel Communications, Inc.        41,180       1,370,470
      Comcast Corp., Class A (a)               143,282       4,663,829
      DirecTV Group, Inc. (a)                  242,010       3,632,570
      Liberty Media Corp., Class A (a)         414,140       4,199,380
      Liberty Media International, Inc.,
        Class A (a)                             23,173       1,001,769
      News Corp., Class A                      126,190       2,099,802
      Time Warner, Inc. (a)                    273,070       4,704,996
      Viacom, Inc., Class B                     98,750       3,446,375
                                                         -------------
                                           Media Total      25,119,191

   MULTILINE RETAIL - 2.1%
      Kohl's Corp. (a)                          53,480       2,560,088
      May Department Stores Co.                 63,800       2,201,738
                                                         -------------
                                Multiline Retail Total       4,761,826

   SPECIALTY RETAIL - 1.5%
      RadioShack Corp.                         112,950       3,338,802
                                                         -------------
                                Specialty Retail Total       3,338,802
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      44,752,337

CONSUMER STAPLES - 5.1%

   BEVERAGES - 0.5%
      Coca-Cola Co.                             27,790       1,189,412
                                                         -------------
                                       Beverages Total       1,189,412

   FOOD & STAPLES RETAILING - 1.6%
      Wal-Mart Stores, Inc.                     69,760       3,600,313
                                                         -------------
                        Food & Staples Retailing Total       3,600,313

   FOOD PRODUCTS - 0.7%
      Sara Lee Corp.                            70,310       1,574,944
                                                         -------------
                                   Food Products Total       1,574,944


                                                SHARES      VALUE ($)
                                               -------   -------------

   HOUSEHOLD PRODUCTS - 1.1%
      Colgate-Palmolive Co.                     46,140       2,441,729
                                                         -------------
                              Household Products Total       2,441,729

   TOBACCO - 1.2%
      Altria Group, Inc.                        41,375       2,716,269
                                                         -------------
                                         Tobacco Total       2,716,269
                                                         -------------
                                CONSUMER STAPLES TOTAL      11,522,667

ENERGY - 3.9%

   ENERGY EQUIPMENT & SERVICES - 0.9%
      Transocean, Inc. (a)                      44,550       2,159,784
                                                         -------------
                     Energy Equipment & Services Total       2,159,784

   OIL & GAS - 3.0%
      Anadarko Petroleum Corp.                  29,330       2,254,304
      BP PLC, ADR                               22,110       1,435,381
      Devon Energy Corp.                        66,960       3,133,058
                                                         -------------
                                       Oil & Gas Total       6,822,743
                                                         -------------
                                          ENERGY TOTAL       8,982,527

FINANCIALS - 16.4%

   CAPITAL MARKETS - 2.2%
      A.G. Edwards, Inc.                        36,510       1,573,946
      E*TRADE Financial Corp. (a)              110,950       1,472,307
      Morgan Stanley                            34,860       1,968,544
                                                         -------------
                                 Capital Markets Total       5,014,797

   COMMERCIAL BANKS - 0.9%
      Fifth Third Bancorp                       47,030       2,105,533
                                                         -------------
                                Commercial Banks Total       2,105,533

   CONSUMER FINANCE - 1.1%
      American Express Co.                      46,040       2,493,066
                                                         -------------
                                Consumer Finance Total       2,493,066

   DIVERSIFIED FINANCIAL SERVICES - 3.3%
      Citigroup, Inc.                           82,409       3,932,557
      JPMorgan Chase & Co.                      97,642       3,568,815
                                                         -------------
                  Diversified Financial Services Total       7,501,372

   INSURANCE - 6.4%
      Ace Ltd.                                  70,830       3,149,102
      Allstate Corp.                            29,010       1,557,257
      Berkshire Hathaway, Inc., Class B (a)      1,209       3,645,135
      Chubb Corp.                               18,805       1,487,663
      UnumProvident Corp.                      279,730       4,733,032
                                                         -------------
                                       Insurance Total      14,572,189

   THRIFTS & MORTGAGE FINANCE - 2.5%
      MGIC Investment Corp.                     90,390       5,671,069
                                                         -------------
                      Thrifts & Mortgage Finance Total       5,671,069
                                                         -------------
                                      FINANCIALS TOTAL      37,358,026

              64 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                         Columbia Common Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - 11.7%

   BIOTECHNOLOGY - 1.3%
      Amgen, Inc. (a)                           27,132       1,671,603
      MedImmune, Inc. (a)                       58,790       1,415,663
                                                         -------------
                                   Biotechnology Total       3,087,266

   HEALTH CARE PROVIDERS & SERVICES - 3.8%
      Cardinal Health, Inc.                     56,800       3,325,640
      McKesson Corp.                            30,970       1,156,420
      WebMD Corp. (a)                          554,020       4,177,311
                                                         -------------
                Health Care Providers & Services Total       8,659,371

   PHARMACEUTICALS - 6.6%
      Barr Pharmaceuticals, Inc. (a)           104,000       4,964,960
      Biovail Corp. (a)                        150,590       2,415,463
      Eli Lilly & Co.                           20,020       1,121,120
      Endo Pharmaceuticals Holdings, Inc. (a)  110,330       2,485,735
      IVAX Corp. (a)                            95,430       1,525,926
      Pfizer, Inc.                              92,904       2,442,446
                                                         -------------
                                 Pharmaceuticals Total      14,955,650
                                                         -------------
                                     HEALTH CARE TOTAL      26,702,287

INDUSTRIALS - 6.2%

   AIRLINES - 1.4%
      Southwest Airlines Co.                   225,730       3,126,360
                                                         -------------
                                        Airlines Total       3,126,360

   COMMERCIAL SERVICES & SUPPLIES - 2.2%
      ARAMARK Corp., Class B                    49,260       1,380,758
      Cintas Corp.                              28,300       1,238,974
      Waste Management, Inc.                    81,045       2,369,756
                                                         -------------
                  Commercial Services & Supplies Total       4,989,488

   CONSTRUCTION & ENGINEERING - 0.7%
      Jacobs Engineering Group, Inc. (a)        27,710       1,551,206
                                                         -------------
                      Construction & Engineering Total       1,551,206

   MACHINERY - 1.0%
      Dover Corp.                               61,900       2,393,673
                                                         -------------
                                       Machinery Total       2,393,673

   ROAD & RAIL - 0.9%
      Union Pacific Corp.                       32,020       2,031,669
                                                         -------------
                                     Road & Rail Total       2,031,669
                                                         -------------
                                     INDUSTRIALS TOTAL      14,092,396

                                                SHARES      VALUE ($)
                                               -------   -------------

INFORMATION TECHNOLOGY - 19.5%

   COMMUNICATIONS EQUIPMENT - 3.0%
      Cisco Systems, Inc. (a)                  112,490       1,959,576
      Corning, Inc. (a)                        100,360       1,151,129
      Lucent Technologies, Inc. (a)            285,540         876,608
      Nortel Networks Corp. (a)              1,035,580       2,775,354
                                                         -------------
                        Communications Equipment Total       6,762,667

   COMPUTERS & PERIPHERALS - 6.6%
      Hewlett-Packard Co.                      182,180       3,789,344
      International Business Machines Corp.     48,285       4,470,226
      SanDisk Corp. (a)                        191,090       5,136,499
      Sun Microsystems, Inc. (a)               412,560       1,741,003
                                                         -------------
                         Computers & Peripherals Total      15,137,072

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
      Agilent Technologies, Inc. (a)            52,720       1,265,280
                                                         -------------
              Electronic Equipment & Instruments Total       1,265,280

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.3%
      Analog Devices, Inc.                      31,850       1,169,532
      Broadcom Corp., Class A (a)               41,400       1,335,150
      Intel Corp.                              193,260       4,634,375
      Linear Technology Corp.                   96,120       3,754,447
      Maxim Integrated Products, Inc.           26,560       1,142,611
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      12,036,115

   SOFTWARE - 4.1%
      Fair Isaac Corp.                          35,450       1,198,210
      Microsoft Corp.                          206,010       5,187,332
      Oracle Corp. (a)                         221,930       2,865,116
                                                         -------------
                                        Software Total       9,250,658
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      44,451,792

MATERIALS - 9.2%

   CHEMICALS - 2.3%
      E.I. du Pont de Nemours & Co.             99,650       5,311,345
                                                         -------------
                                       Chemicals Total       5,311,345

   CONTAINERS & PACKAGING - 3.5%
      Sealed Air Corp. (a)                      65,290       3,412,708
      Smurfit-Stone Container Corp. (a)        269,990       4,489,934
                                                         -------------
                          Containers & Packaging Total       7,902,642

   METALS & MINING - 2.9%
      Alcoa, Inc.                               96,560       3,101,507
      International Steel Group, Inc. (a)       83,740       3,496,145
                                                         -------------
                                 Metals & Mining Total       6,597,652

   PAPER & FOREST PRODUCTS - 0.5%
      Sappi Ltd., ADR                           85,700       1,150,094
                                                         -------------
                         Paper & Forest Products Total       1,150,094
                                                         -------------
                                       MATERIALS TOTAL      20,961,733

              See Accompanying Notes to Financial Statements. | 65

________________________________________________________________________________
February 28, 2005 (Unaudited)                         Columbia Common Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 5.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 3.9%
      Brasil Telecom Participacoes SA, ADR       7,190         244,460
      CenturyTel, Inc.                          42,570       1,432,055
      Qwest Communications
        International, Inc. (a)                555,880       2,167,932
      Telefonos de Mexico SA de CV, ADR         58,850       2,307,509
      Verizon Communications, Inc.              78,500       2,823,645
                                                         -------------
          Diversified Telecommunication Services Total       8,975,601

   WIRELESS TELECOMMUNICATION SERVICES - 1.1%
      Nextel Communications, Inc.,
        Class A (a)                             84,110       2,475,357
                                                         -------------
             Wireless Telecommunication Services Total       2,475,357
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      11,450,958

                                   Total Common Stocks
                                (Cost of $197,668,246)     220,274,723

SHORT-TERM OBLIGATION - 0.2%                   PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05,
      due 03/01/05 at 2.500%, collateralized
      by a U.S. Treasury Note maturing
      09/30/06, market value of $537,585
      (repurchase proceeds $525,036)           525,000         525,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                    (COST OF $525,000)         525,000

                             TOTAL INVESTMENTS - 96.8%
                            (COST OF $198,193,246) (b)     220,799,723

                OTHER ASSETS & LIABILITIES, NET - 3.2%       7,249,018

                                   NET ASSETS - 100.0%     228,048,741

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $198,193,246.

At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
SECTOR                                                      NET ASSETS
----------------------------------------------------------------------
Consumer Discretionary                                            19.6%
Information Technology                                            19.5
Financials                                                        16.4
Health Care                                                       11.7
Materials                                                          9.2
Industrials                                                        6.2
Consumer Staples                                                   5.1
Telecommunication Services                                         5.0
Energy                                                             3.9
Short-Term Obligation                                              0.2
Other Assets & Liabilities, Net                                    3.2
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt

              66 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                               Columbia Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 97.6%

CONSUMER DISCRETIONARY - 17.6%

   HOTELS, RESTAURANTS & LEISURE - 4.8%
      Carnival Corp.                           156,010       8,483,824
      Hilton Hotels Corp.                      342,890       7,221,263
      Marriott International, Inc., Class A    225,870      14,478,267
      McDonald's Corp.                         165,220       5,465,478
                                                         -------------
                   Hotels, Restaurants & Leisure Total      35,648,832

   INTERNET & CATALOG RETAIL - 1.3%
      eBay, Inc. (a)                           217,400       9,313,416
                                                         -------------
                       Internet & Catalog Retail Total       9,313,416

   MEDIA - 2.3%
      Omnicom Group                             64,110       5,838,498
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                            327,120      10,781,875
                                                         -------------
                                           Media Total      16,620,373

   MULTILINE RETAIL - 1.4%
      Nordstrom, Inc.                          197,100      10,596,096
                                                         -------------
                                Multiline Retail Total      10,596,096

   SPECIALTY RETAIL - 5.9%
      Best Buy Co., Inc.                       136,890       7,394,798
      Chico's FAS, Inc. (a)                    321,080       9,455,806
      Home Depot, Inc.                         276,080      11,048,721
      Lowe's Companies, Inc.                    99,810       5,866,832
      Staples, Inc.                            315,890       9,956,853
                                                         -------------
                                Specialty Retail Total      43,723,010

   TEXTILES, APPAREL & LUXURY GOODS - 1.9%
      Coach, Inc. (a)                          145,350       8,071,285
      NIKE, Inc., Class B                       66,800       5,808,260
                                                         -------------
                Textiles, Apparel & Luxury Goods Total      13,879,545
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     129,781,272

CONSUMER STAPLES - 12.0%

   BEVERAGES - 2.0%
      PepsiCo, Inc.                            272,690      14,687,084
                                                         -------------
                                       Beverages Total      14,687,084

   FOOD & STAPLES RETAILING - 1.2%
      Sysco Corp.                               56,480       1,944,042
      Wal-Mart Stores, Inc.                    139,040       7,175,854
                                                         -------------
                        Food & Staples Retailing Total       9,119,896

   FOOD PRODUCTS - 0.6%
      Hershey Foods Corp.                       72,940       4,595,220
                                                         -------------
                                   Food Products Total       4,595,220

                                                SHARES      VALUE ($)
                                               -------   -------------

   HOUSEHOLD PRODUCTS - 1.9%
      Procter & Gamble Co.                     261,360      13,875,602
                                                         -------------
                              Household Products Total      13,875,602

   PERSONAL PRODUCTS - 4.7%
      Alberto-Culver Co.                       261,775      13,682,979
      Avon Products, Inc.                      302,740      12,948,190
      Gillette Co.                             164,920       8,287,230
                                                         -------------
                               Personal Products Total      34,918,399

   TOBACCO - 1.6%
      Altria Group, Inc.                       175,780      11,539,957
                                                         -------------
                                         Tobacco Total      11,539,957
                                                         -------------
                                CONSUMER STAPLES TOTAL      88,736,158

ENERGY - 2.1%

   ENERGY EQUIPMENT & SERVICES - 1.2%
      National-Oilwell, Inc. (a)               121,670       5,516,518
      Smith International, Inc. (a)             52,640       3,382,646
                                                         -------------
                     Energy Equipment & Services Total       8,899,164

   OIL & GAS - 0.9%
      EOG Resources, Inc.                       73,030       6,654,494
                                                         -------------
                                       Oil & Gas Total       6,654,494
                                                         -------------
                                          ENERGY TOTAL      15,553,658

FINANCIALS - 7.3%

   CAPITAL MARKETS - 2.0%
      Goldman Sachs Group, Inc.                 96,440      10,492,672
      Merrill Lynch & Co., Inc.                 75,960       4,449,737
                                                         -------------
                                 Capital Markets Total      14,942,409

   COMMERCIAL BANKS - 1.5%
      North Fork Bancorporation, Inc.          104,050       2,997,681
      Wells Fargo & Co.                        131,600       7,814,408
                                                         -------------
                                Commercial Banks Total      10,812,089

   CONSUMER FINANCE - 0.4%
      MBNA Corp.                               127,560       3,236,197
                                                         -------------
                                Consumer Finance Total       3,236,197

   DIVERSIFIED FINANCIAL SERVICES - 1.8%
      Citigroup, Inc.                          275,006      13,123,286
                                                         -------------
                  Diversified Financial Services Total      13,123,286

   INSURANCE - 1.6%
      American International Group, Inc.       103,600       6,920,480
      Prudential Financial, Inc.                82,560       4,705,920
                                                         -------------
                                       Insurance Total      11,626,400
                                                         -------------
                                      FINANCIALS TOTAL      53,740,381

              See Accompanying Notes to Financial Statements. | 67

________________________________________________________________________________
February 28, 2005 (Unaudited)                               Columbia Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - 25.7%

   BIOTECHNOLOGY - 2.0%
      Amgen, Inc. (a)                          117,730       7,253,345
      Biogen Idec, Inc. (a)                     53,740       2,077,051
      Genentech, Inc. (a)                       68,980       3,255,856
      Gilead Sciences, Inc. (a)                 65,220       2,253,351
                                                         -------------
                                   Biotechnology Total      14,839,603

   HEALTH CARE EQUIPMENT & SUPPLIES - 8.6%
      Alcon, Inc.                               89,690       7,740,247
      Cooper Companies, Inc.                    99,737       8,213,342
      Kinetic Concepts, Inc. (a)               117,160       7,642,347
      St. Jude Medical, Inc. (a)               203,550       7,958,805
      Thermo Electron Corp. (a)                266,700       7,323,582
      Varian Medical Systems, Inc. (a)         391,390      14,062,643
      Zimmer Holdings, Inc. (a)                125,290      10,762,411
                                                         -------------
                Health Care Equipment & Supplies Total      63,703,377

   HEALTH CARE PROVIDERS & SERVICES - 3.6%
      Caremark Rx, Inc. (a)                    149,130       5,708,697
      UnitedHealth Group, Inc.                 127,540      11,626,546
      WellPoint, Inc. (a)                       75,740       9,244,824
                                                         -------------
                Health Care Providers & Services Total      26,580,067

   PHARMACEUTICALS - 11.5%
      Abbott Laboratories                      290,340      13,352,736
      IVAX Corp. (a)                           113,250       1,810,867
      Johnson & Johnson                        472,170      30,974,352
      Novartis AG, ADR                         235,310      11,758,441
      Pfizer, Inc.                             592,513      15,577,167
      Teva Pharmaceutical Industries
        Ltd., ADR                              368,126      11,084,274
                                                         -------------
                                 Pharmaceuticals Total      84,557,837
                                                         -------------
                                     HEALTH CARE TOTAL     189,680,884

INDUSTRIALS - 9.9%

   AEROSPACE & DEFENSE - 1.0%
      Honeywell International, Inc.             96,180       3,651,955
      United Technologies Corp.                 39,550       3,950,254
                                                         -------------
                             Aerospace & Defense Total       7,602,209

   BUILDING PRODUCTS - 1.5%
      American Standard Co., Inc. (a)          246,810      11,303,898
                                                         -------------
                               Building Products Total      11,303,898

   ELECTRICAL EQUIPMENT - 1.0%
      Rockwell Automation, Inc.                121,040       7,522,636
                                                         -------------
                            Electrical Equipment Total       7,522,636

   INDUSTRIAL CONGLOMERATES - 4.7%
      General Electric Co.                     411,255      14,476,176
      Tyco International Ltd.                  590,890      19,782,997
                                                         -------------
                        Industrial Conglomerates Total      34,259,173

                                                SHARES      VALUE ($)
                                               -------   -------------

   MACHINERY - 1.7%
      Ingersoll-Rand Co., Ltd., Class A         95,200       8,020,600
      ITT Industries, Inc.                      50,270       4,421,246
                                                         -------------
                                       Machinery Total      12,441,846
                                                         -------------
                                     INDUSTRIALS TOTAL      73,129,762

INFORMATION TECHNOLOGY - 23.0%

   COMMUNICATIONS EQUIPMENT - 4.2%
      Avaya, Inc. (a)                          155,220       2,173,080
      Cisco Systems, Inc. (a)                  881,805      15,361,043
      Nokia Oyj, ADR                           243,350       3,927,669
      QUALCOMM, Inc.                           276,470       9,983,332
                                                         -------------
                        Communications Equipment Total      31,445,124

   COMPUTERS & PERIPHERALS - 4.9%
      Dell, Inc. (a)                           373,150      14,959,584
      EMC Corp. (a)                            315,750       3,997,395
      International Business Machines Corp.    183,040      16,945,843
                                                         -------------
                         Computers & Peripherals Total      35,902,822

   INTERNET SOFTWARE & SERVICES - 1.2%
      Yahoo!, Inc. (a)                         276,960       8,937,499
                                                         -------------
                    Internet Software & Services Total       8,937,499

   IT SERVICES - 1.0%
      Automatic Data Processing, Inc.           63,590       2,731,826
      Cognizant Technology Solutions
        Corp., Class A (a)                      97,350       4,597,841
                                                         -------------
                                     IT Services Total       7,329,667

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 6.6%
      Altera Corp. (a)                         333,730       6,921,560
      ASML Holding N.V., N.Y. Registered
        Shares (a)                             254,650       4,665,188
      Intel Corp.                              707,870      16,974,723
      Linear Technology Corp.                   50,630       1,977,608
      National Semiconductor Corp.             224,890       4,486,555
      Taiwan Semiconductor Manufacturing
        Co., Ltd., ADR                         411,520       3,753,062
      Teradyne, Inc. (a)                       249,830       3,852,379
      Texas Instruments, Inc.                  226,950       6,007,367
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      48,638,442

   SOFTWARE - 5.1%
      Amdocs Ltd. (a)                          119,800       3,516,130
      Microsoft Corp.                        1,001,740      25,223,813
      Oracle Corp. (a)                         399,260       5,154,447
      Symantec Corp. (a)                       158,940       3,498,269
                                                         -------------
                                        Software Total      37,392,659
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     169,646,213

                                   Total Common Stocks
                                (Cost of $629,069,323)     720,268,328

              68 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                               Columbia Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

PREFERRED STOCK - 0.3%

CONSUMER DISCRETIONARY - 0.3%

   MEDIA - 0.3%
      News Corp., Ltd., ADR                    132,810       2,209,958
                                                         -------------
                                           Media Total       2,209,958
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       2,209,958

                                 Total Preferred Stock
                                  (Cost of $2,269,275)       2,209,958

                             TOTAL INVESTMENTS - 97.9%
                            (COST OF $631,338,598) (b)     722,478,286

                OTHER ASSETS & LIABILITIES, NET - 2.1%      15,154,759

                                   NET ASSETS - 100.0%     737,633,045

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $631,338,598.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Health Care                                                 25.7%
      Information Technology                                      23.0
      Consumer Discretionary                                      17.9
      Consumer Staples                                            12.0
      Industrials                                                  9.9
      Financials                                                   7.3
      Energy                                                       2.1
      Other Assets & Liabilities, Net                              2.1
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt

              See Accompanying Notes to Financial Statements. | 69

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                  Columbia International Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 97.9%

CONSUMER DISCRETIONARY - 12.1%

   AUTO COMPONENTS - 1.1%
      Continental AG                            55,000       4,069,163
      Denso Corp.                              121,400       3,114,521
                                                         -------------
                                 Auto Components Total       7,183,684

   AUTOMOBILES - 2.7%
      Nissan Motor Co., Ltd.                   223,500       2,397,498
      Renault SA                                80,341       7,270,451
      Toyota Motor Corp.                       221,300       8,613,672
                                                         -------------
                                     Automobiles Total      18,281,621

   HOTELS, RESTAURANTS & LEISURE - 0.3%
      Carnival Corp.                            41,700       2,267,646
                                                         -------------
                   Hotels, Restaurants & Leisure Total       2,267,646

   HOUSEHOLD DURABLES - 3.3%
      Daiwa House Industry Co., Ltd.           182,000       2,067,198
      Koninklijke (Royal) Philips
        Electronics NV                         194,900       5,387,907
      Matsushita Electric Industrial Co., Ltd. 420,000       6,279,545
      Pioneer Corp.                            143,000       2,521,642
      Sekisui Chemical Co., Ltd.               384,000       2,856,211
      Sharp Corp.                              215,000       3,416,991
                                                         -------------
                              Household Durables Total      22,529,494

   LEISURE EQUIPMENT & PRODUCTS - 1.1%
      Fuji Photo Film Co., Ltd.                188,000       7,121,347
                                                         -------------
                    Leisure Equipment & Products Total       7,121,347

   MEDIA - 2.7%
      JC Decaux SA (a)                          78,500       2,018,624
      Mediaset S.p.A.                          145,000       2,040,954
      News Corp., Class B                      218,700       3,763,827
      Pearson PLC                              627,100       7,679,455
      Vivendi Universal SA (a)                  86,000       2,715,899
                                                         -------------
                                           Media Total      18,218,759

   TEXTILES, APPAREL & LUXURY GOODS - 0.9%
      Burberry Group PLC                       544,846       4,127,561
      Swatch Group AG, Registered Shares        77,400       2,156,227
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       6,283,788
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      81,886,339

CONSUMER STAPLES - 8.7%

   BEVERAGES - 1.5%
      Diageo PLC                               430,350       6,123,279
      SABMiller PLC                            262,079       4,326,129
                                                         -------------
                                       Beverages Total      10,449,408

   FOOD & STAPLES RETAILING - 1.3%
      Ito-Yokado Co., Ltd.                      85,000       3,522,118
      Metro AG                                  93,688       5,256,910
                                                         -------------
                        Food & Staples Retailing Total       8,779,028


                                                SHARES      VALUE ($)
                                               -------   -------------

   FOOD PRODUCTS - 2.8%
      Nestle SA, Registered Shares              44,797      12,436,369
      Royal Numico NV (a)                       50,700       2,047,030
      Unilever PLC                             495,220       4,732,932
                                                         -------------
                                   Food Products Total      19,216,331

   HOUSEHOLD PRODUCTS - 1.9%
      Kao Corp.                                113,000       2,685,247
      Reckitt Benckiser PLC                    312,064       9,818,017
                                                         -------------
                              Household Products Total      12,503,264

   TOBACCO - 1.2%
      Imperial Tobacco Group PLC               191,397       5,100,771
      Japan Tobacco, Inc.                          289       3,142,584
                                                         -------------
                                         Tobacco Total       8,243,355
                                                         -------------
                                CONSUMER STAPLES TOTAL      59,191,386

ENERGY - 9.9%

   ENERGY EQUIPMENT & SERVICES - 0.7%
      Saipem S.p.A.                            193,600       2,620,923
      Stolt Offshore SA (a)                    244,600       1,934,318
                                                         -------------
                     Energy Equipment & Services Total       4,555,241

   OIL & GAS - 9.2%
      BG Group PLC                             707,277       5,546,850
      BP PLC, ADR                              227,930      14,797,216
      EnCana Corp.                             159,800      10,599,780
      ENI S.p.A.                               383,550      10,029,042
      Norsk Hydro ASA                           38,280       3,310,485
      OMV AG                                     6,200       2,148,931
      Shell Transport & Trading Co., PLC       569,000       5,334,398
      Total SA                                  45,590      10,850,575
                                                         -------------
                                       Oil & Gas Total      62,617,277
                                                         -------------
                                          ENERGY TOTAL      67,172,518

FINANCIALS - 24.7%

   CAPITAL MARKETS - 1.8%
      Credit Suisse Group                       62,500       2,721,478
      Deutsche Bank AG, Registered Shares       77,898       6,839,822
      Nomura Holdings, Inc.                    191,000       2,643,173
                                                         -------------
                                 Capital Markets Total      12,204,473

   COMMERCIAL BANKS - 15.3%
      ABN AMRO Holding NV                      231,770       6,391,685
      Anglo Irish Bank Corp., PLC              206,000       5,428,563
      Australia & New Zealand Banking
        Group Ltd.                             120,100       2,028,569
      Banco Bilbao Vizcaya Argentaria SA       238,500       4,122,776
      Banco de Sabadell SA                     104,203       2,656,894
      Banco Popolare di Verona E Novara        211,600       4,145,150
      Banco Popular Espanol SA                  60,780       4,207,911
      Bank of Ireland                          307,856       5,159,260
      Bank of Yokohama Ltd.                    425,000       2,612,185
      Barclays PLC                             773,410       8,383,140
      BNP Paribas SA                            92,354       6,700,885

              70 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                  Columbia International Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   COMMERCIAL BANKS - (CONTINUED)
      DBS Group Holdings Ltd.                  377,000       3,444,282
      DNB NOR ASA                              386,600       3,935,465
      HSBC Holdings PLC                        571,500       9,540,171
      Mitsubishi Tokyo Financial Group, Inc.       352       3,228,373
      Mizuho Financial Group, Inc.                 755       3,667,715
      National Bank of Greece SA               125,190       4,758,409
      Royal Bank of Scotland Group PLC         255,071       8,736,632
      Skandinaviska Enskilda Banken AB,
        Class A                                149,000       2,887,422
      Sumitomo Mitsui Financial Group, Inc.        461       3,193,269
      Suncorp-Metway Ltd.                      111,100       1,657,074
      UniCredito Italiano S.p.A.               463,600       2,706,409
      United Overseas Bank Ltd.                499,000       4,166,678
                                                         -------------
                                Commercial Banks Total     103,758,917

   CONSUMER FINANCE - 0.4%
      Credit Saison Co., Ltd.                   77,800       2,762,641
                                                         -------------
                                Consumer Finance Total       2,762,641

   DIVERSIFIED FINANCIAL SERVICES - 0.7%
      ING Groep NV, CVA                        162,040       4,977,829
                                                         -------------
                  Diversified Financial Services Total       4,977,829

   INSURANCE - 4.5%
      Aegon NV                                 458,234       6,612,787
      Allianz AG, Registered Shares             21,893       2,767,998
      AXA                                      230,780       6,197,727
      Irish Life & Permanent PLC               196,100       3,986,249
      Mitsui Sumitomo Insurance Co., Ltd.      322,000       2,867,378
      QBE Insurance Group Ltd.                 137,100       1,657,803
      Riunione Adriatica di Sicurta S.p.A.     151,001       3,503,860
      Zurich Financial Services AG (a)          15,983       2,940,752
                                                         -------------
                                       Insurance Total      30,534,554

   REAL ESTATE - 2.0%
      City Developments Ltd.                   321,000       1,329,807
      Sumitomo Realty & Development
        Co., Ltd.                              287,000       3,657,762
      Sun Hung Kai Properties Ltd.             287,000       2,665,042
      Swire Pacific Ltd., Class A              461,000       3,757,278
      Wharf Holdings Ltd.                      503,000       1,705,194
                                                         -------------
                                     Real Estate Total      13,115,083
                                                         -------------
                                      FINANCIALS TOTAL     167,353,497

HEALTH CARE - 8.9%

   HEALTH CARE EQUIPMENT & SUPPLIES - 1.7%
      GN Store Nord A/S                        158,000       1,712,520
      Smith & Nephew PLC                       494,310       5,071,584
      Synthes, Inc. (a)                         28,200       3,406,529
      Terumo Corp.                              50,100       1,570,385
                                                         -------------
                Health Care Equipment & Supplies Total      11,761,018

                                                SHARES      VALUE ($)
                                               -------   -------------

   PHARMACEUTICALS - 7.2%
      AstraZeneca PLC                          208,600       8,272,737
      GlaxoSmithKline PLC                      478,450      11,471,745
      Novartis AG, Registered Shares           137,760       6,911,158
      Sanofi-Aventis SA                         79,330       6,349,412
      Schering AG                               66,600       4,871,302
      Shire Pharmaceuticals Group PLC          201,800       2,244,160
      Takeda Pharmaceutical Co., Ltd.           85,700       4,100,923
      Teva Pharmaceutical Industries
        Ltd., ADR                              141,400       4,257,554
                                                         -------------
                                 Pharmaceuticals Total      48,478,991
                                                         -------------
                                     HEALTH CARE TOTAL      60,240,009

INDUSTRIALS - 12.5%

   AEROSPACE & DEFENSE - 0.3%
      Singapore Technologies
        Engineering Ltd.                     1,350,000       1,959,223
                                                         -------------
                             Aerospace & Defense Total       1,959,223

   BUILDING PRODUCTS - 0.9%
      Nippon Sheet Glass Co., Ltd.             429,000       1,903,045
      Wienerberger AG                           78,755       3,917,924
                                                         -------------
                               Building Products Total       5,820,969

   COMMERCIAL SERVICES & SUPPLIES - 1.3%
      Randstad Holding NV                      205,218       9,126,215
                                                         -------------
                  Commercial Services & Supplies Total       9,126,215

   CONSTRUCTION & ENGINEERING - 1.8%
      Obayashi Corp.                           319,000       2,025,361
      Shimizu Corp.                            586,000       2,885,581
      Vinci SA                                  50,900       7,479,683
                                                         -------------
                      Construction & Engineering Total      12,390,625

   ELECTRICAL EQUIPMENT - 0.5%
      Mitsubishi Electric Corp.                669,000       3,505,337
                                                         -------------
                            Electrical Equipment Total       3,505,337

   INDUSTRIAL CONGLOMERATES - 1.6%
      Hutchison Whampoa Ltd.                   380,000       3,417,213
      SembCorp Industries Ltd.               1,161,000       1,351,943
      Siemens AG, Registered Shares             29,778       2,336,139
      Smiths Group PLC                         225,978       3,702,894
                                                         -------------
                        Industrial Conglomerates Total      10,808,189

   MACHINERY - 2.5%
      Atlas Copco AB, Class B                  178,400       8,244,354
      Komatsu Ltd.                             284,000       2,133,755
      Volvo AB, Class B                        135,200       6,213,483
                                                         -------------
                                       Machinery Total      16,591,592

   MARINE - 0.5%
      Kawasaki Kisen Kaisha Ltd.               443,000       3,331,073
                                                         -------------
                                          Marine Total       3,331,073

              See Accompanying Notes to Financial Statements. | 71

________________________________________________________________________________
February 28, 2005 (Unaudited)                  Columbia International Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ROAD & RAIL - 1.8%
      Canadian National Railway Co.            117,385       7,279,992
      ComfortDelGro Corp., Ltd.              2,285,000       2,346,808
      East Japan Railway Co.                       462       2,466,320
                                                         -------------
                                     Road & Rail Total      12,093,120

   TRADING COMPANIES & DISTRIBUTORS - 0.8%
      Mitsubishi Corp.                         413,000       5,634,364
                                                         -------------
                Trading Companies & Distributors Total       5,634,364

   TRANSPORTATION INFRASTRUCTURE - 0.5%
      BAA PLC                                  289,700       3,384,618
                                                         -------------
                   Transportation Infrastructure Total       3,384,618
                                                         -------------
                                     INDUSTRIALS TOTAL      84,645,325

INFORMATION TECHNOLOGY - 6.0%

   COMMUNICATIONS EQUIPMENT - 1.4%
      Nokia Oyj                                238,000       3,846,509
      Tandberg ASA                             302,600       3,376,869
      Telefonaktiebolaget LM Ericsson,
        ADR (a)                                 78,800       2,309,628
                                                         -------------
                        Communications Equipment Total       9,533,006

   COMPUTERS & PERIPHERALS - 0.5%
      Toshiba Corp.                            810,000       3,572,566
                                                         -------------
                         Computers & Peripherals Total       3,572,566

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.1%
      Hoya Corp.                                16,000       1,740,796
      TDK Corp.                                 78,000       5,663,651
                                                         -------------
              Electronic Equipment & Instruments Total       7,404,447

   INTERNET SOFTWARE & SERVICES - 0.2%
      NIWS Co., Ltd.                               475       1,465,237
                                                         -------------
                    Internet Software & Services Total       1,465,237

   OFFICE ELECTRONICS - 0.6%
      Canon, Inc.                               78,400       4,151,606
                                                         -------------
                              Office Electronics Total       4,151,606

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.7%
      Marvell Technology Group Ltd. (a)         78,500       2,872,315
      Samsung Electronics Co., Ltd.             11,500       5,984,419
      STMicroelectronics NV, N.Y.
        Registered Shares                      125,100       2,225,529
                                                         -------------
 Semiconductors & Semiconductor Equipment Total             11,082,263

   SOFTWARE - 0.5%
      Sage Group PLC                           888,100       3,519,733
                                                         -------------
                                        Software Total       3,519,733
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      40,728,858

                                                SHARES      VALUE ($)
                                               -------   -------------

MATERIALS - 5.5%

   CHEMICALS - 4.0%
      BASF AG                                   46,600       3,490,687
      Novozymes A/S, Class B                    33,300       1,647,734
      Shin-Etsu Chemical Co., Ltd.             114,900       4,702,166
      Solvay SA, Class A                        15,700       1,826,956
      Sumitomo Chemical Co., Ltd.            1,243,000       6,616,521
      Syngenta AG (a)                           60,436       6,792,662
      Teijin Ltd.                              563,000       2,338,937
                                                         -------------
                                       Chemicals Total      27,415,663

   CONSTRUCTION MATERIALS - 0.9%
      Cemex SA de CV, ADR, Certificate
        of Participation                       149,900       5,991,503
                                                         -------------
                          Construction Materials Total       5,991,503

   PAPER & FOREST PRODUCTS - 0.6%
      Stora Enso Oyj, Class R                  111,100       1,692,115
      UPM-Kymmene Oyj                          112,100       2,502,998
                                                         -------------
                         Paper & Forest Products Total       4,195,113
                                                         -------------
                                       MATERIALS TOTAL      37,602,279

TELECOMMUNICATION SERVICES - 5.2%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 3.2%
      Belgacom SA (a)                           90,300       3,793,815
      Deutsche Telekom AG, Registered
        Shares (a)                             219,345       4,595,628
      France Telecom SA                        160,300       4,842,961
      Nippon Telegraph & Telephone Corp.           778       3,372,766
      Royal Koninklijke KPN NV                 281,410       2,723,316
      Singapore Telecommunications Ltd.      1,291,000       2,081,897
                                                         -------------
          Diversified Telecommunication Services Total      21,410,383

   WIRELESS TELECOMMUNICATION SERVICES - 2.0%
      NTT DoCoMo, Inc.                           1,158       1,966,527
      Vodafone Group PLC                     4,566,860      11,975,471
                                                         -------------
             Wireless Telecommunication Services Total      13,941,998
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      35,352,381

UTILITIES - 4.4%

   ELECTRIC UTILITIES - 2.5%
      E.ON AG                                   39,210       3,527,344
      Enel S.p.A.                              551,139       5,302,635
      Fortum Oyj                               204,600       3,923,252
      Tokyo Electric Power Co., Inc.           166,800       4,090,734
                                                         -------------
                              Electric Utilities Total      16,843,965

   GAS UTILITIES - 0.4%
      Tokyo Gas Co., Ltd.                      676,000       2,722,674
                                                         -------------
                                   Gas Utilities Total       2,722,674

              72 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                  Columbia International Stock Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

UTILITIES - (CONTINUED)

   MULTI-UTILITIES & UNREGULATED POWER - 1.5%
      National Grid Transco PLC                487,236       4,740,872
      Veolia Environnement                     157,600       5,479,735
                                                         -------------
             Multi-Utilities & Unregulated Power Total      10,220,607
                                                         -------------
                                       UTILITIES TOTAL      29,787,246

                                   Total Common Stocks
                                (Cost of $552,685,526)     663,959,838

PREFERRED STOCK - 0.8%

CONSUMER DISCRETIONARY - 0.8%

   AUTOMOBILES - 0.8%
      Porsche AG                                 7,300       5,274,572
                                                         -------------
                                     Automobiles Total       5,274,572
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       5,274,572

                                 Total Preferred Stock
                                  (Cost of $4,662,184)       5,274,572

SHORT-TERM OBLIGATION - 1.2%                   PAR ($)

      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05, due
      03/01/05 at 2.500%, collateralized
      by a U.S. Treasury Note maturing
      09/30/06, market value of $8,038,881
      (repurchase proceeds $7,878,547)       7,878,000       7,878,000
                                                         -------------

                           TOTAL SHORT-TERM OBLIGATION
                                  (COST OF $7,878,000)       7,878,000

                             TOTAL INVESTMENTS - 99.9%
                            (COST OF $565,225,710) (b)     677,112,410

                OTHER ASSETS & LIABILITIES, NET - 0.1%         851,823

                                   NET ASSETS - 100.0%     677,964,233

NOTES TO INVESTMENT PORTFOLIO:

(a)  Non-income producing security.

(b)  Cost for federal income tax purposes is $565,225,710.

SUMMARY OF SECURITIES                                      % OF TOTAL
BY COUNTRY                                   VALUE         INVESTMENTS
----------------------------------------------------------------------
  United Kingdom                          $148,630,363            22.0%
  Japan                                    144,331,396            21.3
  France                                    59,905,954             8.8
  Germany                                   43,029,566             6.4
  Netherlands                               39,492,298             5.8
  Switzerland                               33,958,644             5.0
  Italy                                     30,348,973             4.5
  Sweden                                    19,654,888             2.9
  United States*                            17,920,671             2.6
  Canada                                    17,879,772             2.6
  Singapore                                 16,680,638             2.5
  Ireland                                   14,574,072             2.2
  Finland                                   11,964,873             1.8
  Hong Kong                                 11,544,727             1.7
  Spain                                     10,987,581             1.6
  Norway                                    10,622,819             1.6
  Austria                                    6,066,855             0.9
  Mexico                                     5,991,503             0.9
  South Korea                                5,984,419             0.9
  Belgium                                    5,620,771             0.8
  Australia                                  5,343,446             0.8
  Greece                                     4,758,409             0.7
  Israel                                     4,257,554             0.6
  Denmark                                    3,360,254             0.5
  Panama                                     2,267,646             0.3
  Luxembourg                                 1,934,318             0.3
                                          ------------           -----
                                          $677,112,410           100.0%
                                          ============           =====

* Includes short-term obligation.

Certain securities are listed by country of underlying exposure but may trade predominately on other exchanges.

At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
SECTOR                                                      NET ASSETS
----------------------------------------------------------------------
Financials                                                        24.7%
Consumer Discretionary                                            12.9
Industrials                                                       12.5
Energy                                                             9.9
Health Care                                                        8.9
Consumer Staples                                                   8.7
Information Technology                                             6.0
Materials                                                          5.5
Telecommunication Services                                         5.2
Utilities                                                          4.4
Short-Term Obligation                                              1.2
Other Assets & Liabilities, Net                                    0.1
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt

              See Accompanying Notes to Financial Statements. | 73

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                       Columbia Mid Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 99.5%

CONSUMER DISCRETIONARY - 20.7%

   AUTO COMPONENTS - 0.9%
      Autoliv, Inc.                            153,300       7,655,802
                                                         -------------
                                 Auto Components Total       7,655,802

   HOTELS, RESTAURANTS & LEISURE - 5.1%
      Applebee's International, Inc.           264,640       7,544,887
      Cheesecake Factory, Inc. (a)             298,620      10,162,039
      Four Seasons Hotels, Inc.                 28,340       2,037,079
      Harrah's Entertainment, Inc.              83,970       5,507,592
      Hilton Hotels Corp.                      235,130       4,951,838
      Marriott International, Inc., Class A     72,860       4,670,326
      Yum! Brands, Inc.                        198,540       9,684,781
                                                         -------------
                   Hotels, Restaurants & Leisure Total      44,558,542

   HOUSEHOLD DURABLES - 5.0%
      Black & Decker Corp.                      29,680       2,461,066
      Centex Corp.                              28,450       1,809,135
      D.R. Horton, Inc.                         73,610       3,221,174
      Harman International Industries, Inc.    103,080      11,562,483
      Tempur-Pedic International, Inc. (a)   1,245,720      23,855,538
                                                         -------------
                              Household Durables Total      42,909,396

   LEISURE EQUIPMENT & PRODUCTS - 0.8%
      Marvel Enterprises, Inc. (a)             387,990       6,836,384
                                                         -------------
                    Leisure Equipment & Products Total       6,836,384

   MEDIA - 2.3%
      Grupo Televisa SA, ADR                    31,210       2,011,485
      Lamar Advertising Co., Class A (a)        68,490       2,690,972
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                            476,390      15,701,814
                                                         -------------
                                           Media Total      20,404,271

   SPECIALTY RETAIL - 5.7%
      Abercrombie & Fitch Co., Class A          79,200       4,253,040
      Bed Bath & Beyond, Inc. (a)               73,370       2,752,842
      Chico's FAS, Inc. (a)                    379,540      11,177,453
      PETCO Animal Supplies, Inc. (a)          187,650       6,650,316
      PETsMART, Inc.                           294,930       8,995,365
      Urban Outfitters, Inc. (a)               374,140      15,560,483
                                                         -------------
                                Specialty Retail Total      49,389,499

   TEXTILES, APPAREL & LUXURY GOODS - 0.9%
      Coach, Inc. (a)                          133,900       7,435,467
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       7,435,467
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     179,189,361

CONSUMER STAPLES - 3.9%

   FOOD & STAPLES RETAILING - 0.8%
      Whole Foods Market, Inc.                  65,900       6,775,838
                                                         -------------
                        Food & Staples Retailing Total       6,775,838

                                                SHARES      VALUE ($)
                                               -------   -------------

   FOOD PRODUCTS - 2.3%
      Bunge Ltd.                               138,610       7,583,353
      Corn Products International, Inc.        326,320       9,127,171
      Hershey Foods Corp.                       55,730       3,510,990
                                                         -------------
                                   Food Products Total      20,221,514

   PERSONAL PRODUCTS - 0.8%
      Alberto-Culver Co.                        64,280       3,359,916
      Estee Lauder Companies, Inc., Class A     77,580       3,411,968
                                                         -------------
                               Personal Products Total       6,771,884
                                                         -------------
                                CONSUMER STAPLES TOTAL      33,769,236

ENERGY - 6.1%

   ENERGY EQUIPMENT & SERVICES - 3.6%
      BJ Services Co.                           79,870       3,990,305
      FMC Technologies, Inc. (a)                90,790       3,135,886
      Nabors Industries Ltd. (a)               177,580      10,193,092
      National-Oilwell, Inc. (a)               137,370       6,228,356
      Weatherford International Ltd. (a)       121,070       7,216,983
                                                         -------------
                     Energy Equipment & Services Total      30,764,622

   OIL & GAS - 2.5%
      EOG Resources, Inc.                       52,910       4,821,159
      Murphy Oil Corp.                          42,540       4,255,702
      Range Resources Corp.                     96,590       2,437,932
      Ultra Petroleum Corp. (a)                 71,490       4,028,461
      XTO Energy, Inc.                         136,185       6,199,141
                                                         -------------
                                       Oil & Gas Total      21,742,395
                                                         -------------
                                          ENERGY TOTAL      52,507,017

FINANCIALS - 5.5%

   CAPITAL MARKETS - 1.7%
      Ameritrade Holding Corp. (a)             193,330       2,055,098
      E*TRADE Financial Corp. (a)              677,720       8,993,345
      T. Rowe Price Group, Inc.                 60,760       3,730,056
                                                         -------------
                                 Capital Markets Total      14,778,499

   COMMERCIAL BANKS - 1.8%
      North Fork Bancorporation, Inc.          200,645       5,780,582
      TCF Financial Corp.                      112,320       3,105,648
      Zions Bancorporation                      98,110       6,485,071
                                                         -------------
                                Commercial Banks Total      15,371,301

   CONSUMER FINANCE - 0.3%
      First Marblehead Corp. (a)                39,565       2,751,746
                                                         -------------
                                Consumer Finance Total       2,751,746

   DIVERSIFIED FINANCIAL SERVICES - 0.2%
      Chicago Mercantile Exchange                9,760       2,016,611
                                                         -------------
                  Diversified Financial Services Total       2,016,611

              74 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                       Columbia Mid Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   INSURANCE - 0.7%
      Ambac Financial Group, Inc.               82,610       6,425,406
                                                         -------------
                                       Insurance Total       6,425,406

   REAL ESTATE - 0.5%
      St. Joe Co.                               55,090       4,002,288
                                                         -------------
                                     Real Estate Total       4,002,288

   THRIFTS & MORTGAGE FINANCE - 0.3%
      Doral Financial Corp.                     54,000       2,141,640
                                                         -------------
                      Thrifts & Mortgage Finance Total       2,141,640
                                                         -------------
                                      FINANCIALS TOTAL      47,487,491

HEALTH CARE - 15.9%

   BIOTECHNOLOGY - 2.0%
      Amylin Pharmaceuticals, Inc. (a)         414,860       8,886,301
      Genzyme Corp. (a)                        141,850       7,956,367
                                                         -------------
                                   Biotechnology Total      16,842,668

   HEALTH CARE EQUIPMENT & SUPPLIES - 7.2%
      Beckman Coulter, Inc.                     74,730       5,264,729
      Biomet, Inc.                             135,710       5,729,676
      Cooper Companies, Inc.                    63,910       5,262,989
      Fisher Scientific International, Inc. (a) 96,890       5,876,378
      Gen-Probe, Inc. (a)                      136,280       6,938,015
      Kinetic Concepts, Inc. (a)               238,330      15,546,266
      Nektar Therapeutics (a)                  238,630       4,137,844
      Thermo Electron Corp. (a)                288,080       7,910,677
      Varian Medical Systems, Inc. (a)         161,210       5,792,275
                                                         -------------
                Health Care Equipment & Supplies Total      62,458,849

   HEALTH CARE PROVIDERS & SERVICES - 3.5%
      Accredo Health, Inc. (a)                 166,560       7,098,787
      Community Health Systems, Inc. (a)       143,190       4,635,060
      DaVita, Inc. (a)                         280,265      11,838,394
      WellPoint, Inc. (a)                       55,430       6,765,786
                                                         -------------
                Health Care Providers & Services Total      30,338,027

   PHARMACEUTICALS - 3.2%
      Endo Pharmaceuticals Holdings,
        Inc. (a)                               265,350       5,978,336
      Medicis Pharmaceutical Corp., Class A 418,960 14,470,878 Teva Pharmaceutical Industries
        Ltd., ADR                              240,050       7,227,905
                                                         -------------
                                 Pharmaceuticals Total      27,677,119
                                                         -------------
                                     HEALTH CARE TOTAL     137,316,663

                                                SHARES      VALUE ($)
                                               -------   -------------

INDUSTRIALS - 10.9%

   AEROSPACE & DEFENSE - 1.2%
      L-3 Communications Holdings, Inc.         63,270       4,561,767
      United Defense Industries, Inc.          101,290       5,542,589
                                                         -------------
                             Aerospace & Defense Total      10,104,356

   AIR FREIGHT & LOGISTICS - 1.5%
      C.H. Robinson Worldwide, Inc.            174,760       9,576,848
      Expeditors International of
        Washington, Inc.                        61,930       3,437,734
                                                         -------------
                         Air Freight & Logistics Total      13,014,582

   BUILDING PRODUCTS - 0.5%
      Masco Corp.                              117,420       3,959,402
                                                         -------------
                               Building Products Total       3,959,402

   COMMERCIAL SERVICES & SUPPLIES - 5.7%
      ChoicePoint, Inc. (a)                    228,520       9,209,356
      Cintas Corp.                              66,300       2,902,614
      Corporate Executive Board Co.            185,580      11,608,029
      Education Management Corp. (a)           156,020       4,574,507
      Manpower, Inc.                           307,980      13,458,726
      Robert Half International, Inc.          248,890       7,260,121
                                                         -------------
                  Commercial Services & Supplies Total      49,013,353

   CONSTRUCTION & ENGINEERING - 1.0%
      Jacobs Engineering Group, Inc. (a)       162,960       9,122,501
                                                         -------------
                      Construction & Engineering Total       9,122,501

   MACHINERY - 0.7%
      Joy Global, Inc.                          73,920       2,716,560
      Terex Corp. (a)                           72,260       3,266,152
                                                         -------------
                                       Machinery Total       5,982,712

   ROAD & RAIL - 0.3%
      Landstar System, Inc. (a)                 85,570       3,001,796
                                                         -------------
                                     Road & Rail Total       3,001,796
                                                         -------------
                                     INDUSTRIALS TOTAL      94,198,702

INFORMATION TECHNOLOGY - 25.0%

   COMMUNICATIONS EQUIPMENT - 3.8%
      Avocent Corp. (a)                        111,330       3,814,166
      Comverse Technology, Inc. (a)            356,550       8,275,525
      Harris Corp.                             125,600       8,377,520
      Juniper Networks, Inc. (a)               197,170       4,247,042
      Polycom, Inc. (a)                        264,320       4,279,341
      Tellabs, Inc. (a)                        612,080       4,339,647
                                                         -------------
                        Communications Equipment Total      33,333,241

   COMPUTERS & PERIPHERALS - 1.8%
      Apple Computer, Inc. (a)                 219,300       9,837,798
      SanDisk Corp. (a)                        204,470       5,496,154
                                                         -------------
                         Computers & Peripherals Total      15,333,952

              See Accompanying Notes to Financial Statements. | 75

________________________________________________________________________________
February 28, 2005 (Unaudited)                       Columbia Mid Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.6%
      Dolby Laboratories, Inc., Class A (a)     66,800       1,541,744
      FLIR Systems, Inc. (a)                   126,930       3,966,563
                                                         -------------
              Electronic Equipment & Instruments Total       5,508,307

   INTERNET SOFTWARE & SERVICES - 0.9%
      Ask Jeeves, Inc. (a)                     156,200       3,570,732
      VeriSign, Inc. (a)                       139,970       3,837,977
                                                         -------------
                    Internet Software & Services Total       7,408,709

   IT SERVICES - 2.2%
      Cognizant Technology Solutions
        Corp., Class A (a)                     232,710      10,990,893
      Iron Mountain, Inc. (a)                  193,240       5,227,142
      SunGard Data Systems, Inc. (a)           103,470       2,701,602
                                                         -------------
                                     IT Services Total      18,919,637

   OFFICE ELECTRONICS - 0.5%
      Zebra Technologies Corp., Class A (a)     90,680       4,522,212
                                                         -------------
                              Office Electronics Total       4,522,212

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 8.6%
      Advanced Micro Devices (a)               566,880       9,892,056
      Altera Corp. (a)                         155,630       3,227,766
      Broadcom Corp., Class A (a)              325,090      10,484,152
      Linear Technology Corp.                  205,220       8,015,893
      Marvell Technology Group Ltd. (a)        409,110      14,969,335
      Microchip Technology, Inc.               176,680       4,851,633
      National Semiconductor Corp.             176,810       3,527,360
      NVIDIA Corp. (a)                         305,260       8,849,487
      Silicon Laboratories, Inc. (a)           297,050      10,426,455
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      74,244,137

   SOFTWARE - 6.6%
      Amdocs Ltd. (a)                          222,470       6,529,495
      BMC Software, Inc. (a)                   234,040       3,498,898
      Business Objects SA, ADR (a)             111,450       3,116,142
      Check Point Software Technologies
        Ltd. (a)                               345,880       7,654,324
      Citrix Systems, Inc. (a)                 368,840       8,298,900
      Hyperion Solutions Corp. (a)             134,580       6,793,598
      Mercury Interactive Corp. (a)            232,570      10,670,312
      Shanda Interactive Entertainment
        Ltd., ADS (a)                          151,700       4,585,891
      VERITAS Software Corp. (a)               249,770       6,049,429
                                                         -------------
                                        Software Total      57,196,989
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL     216,467,184

                                                SHARES      VALUE ($)
                                               -------   -------------

MATERIALS - 7.0%

   CHEMICALS - 2.1%
      Potash Corp. of Saskatchewan, Inc.       208,920      18,556,274
                                                         -------------
                                       Chemicals Total      18,556,274

   CONSTRUCTION MATERIALS - 0.3%
      Florida Rock Industries, Inc.             36,600       2,348,622
                                                         -------------
                          Construction Materials Total       2,348,622

   METALS & MINING - 4.6%
      Allegheny Technologies, Inc.             113,730       2,798,895
      CONSOL Energy, Inc.                       54,130       2,481,319
      Freeport-McMoRan Copper &
        Gold, Inc., Class B                    129,100       5,398,962
      Inco Ltd. (a)                            309,060      12,825,990
      Peabody Energy Corp.                      81,940       7,956,374
      Phelps Dodge Corp.                        81,290       8,653,321
                                                         -------------
                                 Metals & Mining Total      40,114,861
                                                         -------------
                                       MATERIALS TOTAL      61,019,757

TELECOMMUNICATION SERVICES - 4.3%

   WIRELESS TELECOMMUNICATION SERVICES - 4.3%
      American Tower Corp., Class A (a)        165,240       3,028,849
      Crown Castle International Corp. (a)     526,600       8,604,644
      Millicom International Cellular SA (a)   222,360       4,987,535
      Mobile TeleSystems, ADR                  183,310       7,348,898
      Nextel Partners, Inc., Class A (a)       213,330       4,247,400
      SpectraSite, Inc. (a)                     40,560       2,506,608
      VimpelCom, ADR (a)                        90,070       3,611,807
      Western Wireless Corp., Class A (a)       69,460       2,729,778
                                                         -------------
             Wireless Telecommunication Services Total      37,065,519
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      37,065,519

UTILITIES - 0.2%

   MULTI-UTILITIES & UNREGULATED POWER - 0.2%
      AES Corp. (a)                            124,570       2,085,302
                                                         -------------
             Multi-Utilities & Unregulated Power Total       2,085,302
                                                         -------------
                                       UTILITIES TOTAL       2,085,302

                                   Total Common Stocks
                                (Cost of $736,575,108)     861,106,232

CONVERTIBLE PREFERRED STOCK - 0.0%

INFORMATION TECHNOLOGY - 0.0%

   INTERNET SOFTWARE & SERVICES - 0.0%
      Network Specialists, Inc.,
        Series A (a)(b)(c)                     394,218           3,942
                                                         -------------
                    Internet Software & Services Total           3,942
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL           3,942

                     Total Convertible Preferred Stock
                                  (Cost of $3,000,000)           3,942

              76 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                       Columbia Mid Cap Growth Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATION - 0.3%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05, due
      03/01/05 at 2.500%, collateralized by
      a U.S. Treasury Note maturing 09/30/06,
      market value of $2,364,377 (repurchase
      proceeds $2,316,161)                   2,316,000       2,316,000
                                                         -------------

                           Total Short-Term Obligation
                                  (Cost of $2,316,000)       2,316,000

                             TOTAL INVESTMENTS - 99.8%
                            (COST OF $741,891,108) (D)     863,426,174

                OTHER ASSETS & LIABILITIES, NET - 0.2%       1,478,105

                                   NET ASSETS - 100.0%     864,904,279

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Represents fair value as determined in good faith under procedures approved by the Board of Directors.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, the value of this security represents less than 0.1% of net assets.

(d) Cost for federal income tax purposes is $741,891,108.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Information Technology                                      25.0%
      Consumer Discretionary                                      20.7
      Health Care                                                 15.9
      Industrials                                                 10.9
      Materials                                                    7.0
      Energy                                                       6.1
      Financials                                                   5.5
      Telecommunication Services                                   4.3
      Consumer Staples                                             3.9
      Utilities                                                    0.2
      Short-Term Obligation                                        0.3
      Other Assets & Liabilities, Net                              0.2
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt
                         ADS          American Depositary Share

              See Accompanying Notes to Financial Statements. | 77

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                     Columbia Small Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 99.8%

CONSUMER DISCRETIONARY - 12.7%

   AUTO COMPONENTS - 0.5%
      Autoliv, Inc.                             25,761       1,286,504
                                                         -------------
                                 Auto Components Total       1,286,504

   HOTELS, RESTAURANTS & LEISURE - 5.7%
      Applebee's International, Inc.            53,510       1,525,570
      Buffalo Wild Wings, Inc. (a)              41,150       1,551,355
      CBRL Group, Inc.                          24,349       1,042,381
      Cheesecake Factory, Inc. (a)              40,030       1,362,221
      P.F. Chang's China Bistro, Inc. (a)       37,650       2,063,596
      Panera Bread Co., Class A (a)             20,460       1,093,792
      RARE Hospitality International, Inc. (a)  82,090       2,401,953
      Scientific Games Corp., Class A (a)      122,450       3,149,414
      WMS Industries, Inc. (a)                  22,050         661,280
                                                         -------------
                   Hotels, Restaurants & Leisure Total      14,851,562

   HOUSEHOLD DURABLES - 2.6%
      Tempur-Pedic International, Inc. (a)     350,140       6,705,181
                                                         -------------
                              Household Durables Total       6,705,181

   INTERNET & CATALOG RETAIL - 0.5%
      Blue Nile, Inc. (a)                       51,190       1,437,927
                                                         -------------
                       Internet & Catalog Retail Total       1,437,927

   LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Marvel Enterprises, Inc. (a)              43,530         766,999
                                                         -------------
                    Leisure Equipment & Products Total         766,999

   MEDIA - 1.1%
      Getty Images, Inc. (a)                    41,942       2,992,142
                                                         -------------
                                           Media Total       2,992,142

   SPECIALTY RETAIL - 1.5%

      PETCO Animal Supplies, Inc. (a)           76,702       2,718,319
      Too, Inc. (a)                             49,490       1,314,454
                                                         -------------
                                Specialty Retail Total       4,032,773

   TEXTILES, APPAREL & LUXURY GOODS - 0.5%
      Quiksilver, Inc. (a)                      40,650       1,284,134
                                                         -------------
                Textiles, Apparel & Luxury Goods Total       1,284,134
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      33,357,222

CONSUMER STAPLES - 1.3%

   FOOD PRODUCTS - 1.3%
      Bunge Ltd.                                29,782       1,629,373
      Corn Products International, Inc.         60,070       1,680,158
                                                         -------------
                                   Food Products Total       3,309,531
                                                         -------------
                                CONSUMER STAPLES TOTAL       3,309,531

                                                SHARES      VALUE ($)
                                               -------   -------------

ENERGY - 7.8%

   ENERGY EQUIPMENT & SERVICES - 4.2%
      Atwood Oceanics, Inc. (a)                 35,690       2,453,687
      CAL Dive International, Inc. (a)          27,324       1,387,513
      Grey Wolf, Inc. (a)                      224,740       1,458,563
      Key Energy Services, Inc. (a)            190,999       2,639,606
      National-Oilwell, Inc. (a)                68,520       3,106,697
                                                         -------------
                     Energy Equipment & Services Total      11,046,066

   OIL & GAS - 3.6%
      Cheniere Energy, Inc. (a)                 33,020       2,456,688
      KFx, Inc. (a)                             66,980       1,138,660
      Quicksilver Resources, Inc. (a)           18,630         927,402
      Range Resources Corp.                     52,550       1,326,362
      Toreador Resources Corp. (a)              42,810       1,041,139
      Warren Resources, Inc. (a)                95,280       1,124,304
      XTO Energy, Inc.                          30,460       1,386,539
                                                         -------------
                                       Oil & Gas Total       9,401,094
                                                         -------------
                                          ENERGY TOTAL      20,447,160

FINANCIALS - 5.9%

   CAPITAL MARKETS - 1.8%
      Affiliated Managers Group, Inc. (a)       61,401       3,976,329
      optionsXpress Holdings, Inc. (a)          41,160         710,010
                                                         -------------
                                 Capital Markets Total       4,686,339

   COMMERCIAL BANKS - 0.9%
      MB Financial, Inc.                        20,942         850,455
      Umpqua Holdings Corp.                     67,801       1,621,122
                                                         -------------
                                Commercial Banks Total       2,471,577

   INSURANCE - 1.3%
      Allmerica Financial Corp. (a)             27,690         991,302
      ProAssurance Corp. (a)                    58,447       2,367,103
                                                         -------------
                                       Insurance Total       3,358,405

   THRIFTS & MORTGAGE FINANCE - 1.9%
      Commercial Capital Bancorp, Inc.         167,750       3,623,400
      Sterling Financial Corp. (a)              32,562       1,241,263
                                                         -------------
                      Thrifts & Mortgage Finance Total       4,864,663
                                                         -------------
                                      FINANCIALS TOTAL      15,380,984

HEALTH CARE - 21.0%

   BIOTECHNOLOGY - 4.7%
      Alexion Pharmaceuticals, Inc. (a)         53,090       1,239,651
      Alkermes, Inc. (a)                        56,340         658,051
      Cubist Pharmaceuticals, Inc. (a)         178,070       1,834,121
      CV Therapeutics, Inc. (a)                 40,190         881,367
      Digene Corp. (a)                          91,260       2,192,978
      Nabi Biopharmaceuticals (a)              139,780       1,775,206
      Onyx Pharmaceuticals, Inc. (a)            19,105         552,899
      Rigel Pharmaceuticals, Inc. (a)           89,380       1,666,043
      United Therapeutics Corp. (a)             34,470       1,565,972
                                                         -------------
                                   Biotechnology Total      12,366,288

              78 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                     Columbia Small Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE EQUIPMENT & SUPPLIES - 3.6%
      Advanced Neuromodulation
        Systems, Inc. (a)                       24,760         730,420
      ArthroCare Corp. (a)                      63,752       1,837,333
      Kyphon, Inc. (a)                          69,300       1,703,394
      Nektar Therapeutics (a)                   81,800       1,418,412
      ResMed, Inc. (a)                          62,458       3,681,899
                                                         -------------
                Health Care Equipment & Supplies Total       9,371,458

   HEALTH CARE PROVIDERS & SERVICES - 9.6%
      Accredo Health, Inc. (a)                  21,680         924,001
      Cerner Corp. (a)                          34,298       1,786,926
      Chemed Corp.                              23,680       1,690,752
      DaVita, Inc. (a)                          95,620       4,038,989
      HealthExtras, Inc. (a)                   203,822       3,308,031
      ICON PLC, ADR (a)                         98,523       3,523,182
      IDX Systems Corp. (a)                     62,586       2,147,326
      Renal Care Group, Inc. (a)               137,231       5,406,901
      United Surgical Partners
        International, Inc. (a)                 56,132       2,304,780
                                                         -------------
                Health Care Providers & Services Total      25,130,888

   PHARMACEUTICALS - 3.1%
      Connetics Corp. (a)                       66,670       1,650,083
      MGI Pharma, Inc. (a)                      80,735       1,848,831
      Salix Pharmaceuticals Ltd. (a)           286,208       4,645,156
                                                         -------------
                                 Pharmaceuticals Total       8,144,070
                                                         -------------
                                     HEALTH CARE TOTAL      55,012,704

INDUSTRIALS - 16.1%

   AEROSPACE & DEFENSE - 3.2%
      BE Aerospace, Inc. (a)                   165,990       1,996,860
      Engineered Support Systems, Inc.          14,680         811,510
      United Defense Industries, Inc.          103,491       5,663,028
                                                         -------------
                             Aerospace & Defense Total       8,471,398

   AIR FREIGHT & LOGISTICS - 0.5%
      UTI Worldwide, Inc.                       16,032       1,188,933
                                                         -------------
                         Air Freight & Logistics Total       1,188,933

   COMMERCIAL SERVICES & SUPPLIES - 3.6%
      Corporate Executive Board Co.             58,906       3,684,570
      Education Management Corp. (a)            66,834       1,959,573
      Huron Consulting Group, Inc. (a)          47,690       1,073,979
      Resources Connection, Inc. (a)            56,268       2,799,896
                                                         -------------
                  Commercial Services & Supplies Total       9,518,018

   CONSTRUCTION & ENGINEERING - 1.9%
      Dycom Industries, Inc. (a)                68,730       1,852,273
      URS Corp. (a)                            106,495       3,071,316
                                                         -------------
                      Construction & Engineering Total       4,923,589

                                                SHARES      VALUE ($)
                                               -------   -------------

   ELECTRICAL EQUIPMENT - 0.5%
      Roper Industries, Inc.                    19,700       1,272,620
                                                         -------------
                            Electrical Equipment Total       1,272,620

   MACHINERY - 5.7%
      IDEX Corp.                                56,910       2,247,945
      Joy Global, Inc.                          85,163       3,129,740
      Kennametal, Inc.                          59,608       2,925,561
      Terex Corp. (a)                           68,704       3,105,421
      Wabtec Corp.                             196,430       3,616,276
                                                         -------------
                                       Machinery Total      15,024,943

   MARINE - 0.7%
      Dryships, Inc. (a)                        77,520       1,732,572
                                                         -------------
                                          Marine Total       1,732,572
                                                         -------------
                                     INDUSTRIALS TOTAL      42,132,073

INFORMATION TECHNOLOGY - 29.3%

   COMMUNICATIONS EQUIPMENT - 6.7%
      Alvarion Ltd. (a)                        115,440       1,165,944
      Avocent Corp. (a)                         31,010       1,062,403
      Carrier Access Corp. (a)                 148,810       1,035,718
      F5 Networks, Inc. (a)                     60,895       3,354,705
      Ixia (a)                                 158,012       2,845,796
      Packeteer, Inc. (a)                      208,690       3,301,476
      Polycom, Inc. (a)                         74,071       1,199,209
      SiRF Technology Holdings, Inc. (a)       306,200       3,441,688
                                                         -------------
                        Communications Equipment Total      17,406,939

   COMPUTERS & PERIPHERALS - 1.6%
      Stratasys, Inc. (a)                       81,020       2,346,339
      Synaptics, Inc. (a)                       71,290       1,703,118
                                                         -------------
                         Computers & Peripherals Total       4,049,457

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.3%
      Benchmark Electronics, Inc. (a)           42,340       1,376,897
      Dolby Laboratories, Inc., Class A (a)     19,250         444,290
      Trimble Navigation Ltd. (a)               45,900       1,653,318
                                                         -------------
              Electronic Equipment & Instruments Total       3,474,505

   INTERNET SOFTWARE & SERVICES - 3.2%
      Ask Jeeves, Inc. (a)                     115,998       2,651,715
      Digital River, Inc. (a)                   37,640       1,134,093
      Equinix, Inc. (a)                         59,590       2,609,446
      Imergent, Inc. (a)                        39,500         638,320
      Infocrossing, Inc. (a)                    31,500         590,940
      WebEx Communications, Inc. (a)            34,060         795,982
                                                         -------------
                    Internet Software & Services Total       8,420,496

              See Accompanying Notes to Financial Statements. | 79

________________________________________________________________________________
February 28, 2005 (Unaudited)                     Columbia Small Cap Growth Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   IT SERVICES - 4.6%
      Anteon International Corp. (a)            76,030       2,886,099
      CACI International, Inc., Class A (a)     65,870       3,554,345
      Cognizant Technology Solutions Corp.,
        Class A (a)                             34,156       1,613,188
      Euronet Worldwide, Inc. (a)               62,330       1,614,970
      Global Payments, Inc.                     44,046       2,445,434
                                                         -------------
                                     IT Services Total      12,114,036

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.3%
      ATMI, Inc. (a)                            45,370       1,234,971
      Cambridge Display Technology, Inc. (a)    84,060         668,277
      Microsemi Corp. (a)                       99,310       1,614,781
      Microtune, Inc. (a)                      283,515       1,389,224
      Sigmatel, Inc. (a)                        28,500       1,188,165
      Silicon Laboratories, Inc. (a)           112,741       3,957,209
      Volterra Semiconductor Corp. (a)          77,920       1,145,424
                                                         -------------
      Semiconductors & Semiconductor Equipment Total        11,198,051

   SOFTWARE - 7.6%
      Agile Software Corp. (a)                 172,040       1,180,194
      Altiris, Inc. (a)                         75,298       2,200,961
      Citrix Systems, Inc. (a)                  74,674       1,680,165
      Embarcadero Technologies, Inc. (a)       364,294       2,458,984
      Epicor Software Corp. (a)                166,260       2,573,705
      Hyperion Solutions Corp. (a)              25,771       1,300,920
      Macromedia, Inc. (a)                      91,120       3,088,057
      Parametric Technology Corp. (a)          386,330       2,221,398
      Quest Software, Inc. (a)                  68,840         934,159
      SERENA Software, Inc. (a)                 33,270         768,537
      The9 Ltd., ADR (a)                        88,220       1,598,546
                                                         -------------
                                        Software Total      20,005,626
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      76,669,110

MATERIALS - 3.4%

   CHEMICALS - 2.1%
      Airgas, Inc.                              80,924       2,031,192
      OM Group, Inc. (a)                       106,512       3,395,603
                                                         -------------
                                       Chemicals Total       5,426,795

   METALS & MINING - 1.3%
      Allegheny Technologies, Inc.              48,942       1,204,462
      Alpha Natural Resources, Inc. (a)         23,440         609,440
      Arch Coal, Inc.                           37,857       1,688,044
                                                         -------------
                                 Metals & Mining Total       3,501,946
                                                         -------------
                                       MATERIALS TOTAL       8,928,741

TELECOMMUNICATION SERVICES - 2.3%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
      Premiere Global Services, Inc. (a)       142,850       1,454,213
                                                         -------------
          Diversified Telecommunication Services Total       1,454,213

                                                SHARES      VALUE ($)
                                               -------   -------------

   WIRELESS TELECOMMUNICATION SERVICES - 1.8%
      Leap Wireless International, Inc. (a)     34,370         921,116
      Millicom International Cellular SA (a)    97,364       2,183,874
      SBA Communications Corp., Class A (a)    178,757       1,555,186
                                                         -------------
             Wireless Telecommunication Services Total       4,660,176
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       6,114,389

                                   Total Common Stocks
                                (Cost of $237,835,973)     261,351,914

SHORT-TERM OBLIGATION - 4.5%                   PAR ($)

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/28/05, due 03/01/05 at 2.500%,
      collateralized by a U.S. Treasury
      Note maturing 09/30/06, market
      value of $12,190,228 (repurchase
      proceeds $11,948,830)                 11,948,000      11,948,000
                                                         -------------

                           Total Short-Term Obligation
                                 (Cost of $11,948,000)      11,948,000

                            TOTAL INVESTMENTS - 104.3%
                            (COST OF $249,783,973) (b)     273,299,914

              OTHER ASSETS & LIABILITIES, NET - (4.3)%     (11,372,601)

                                   NET ASSETS - 100.0%     261,927,313


NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Cost for federal income tax purposes is $249,783,973.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Information Technology                                      29.3%
      Health Care                                                 21.0
      Industrials                                                 16.1
      Consumer Discretionary                                      12.7
      Energy                                                       7.8
      Financials                                                   5.9
      Materials                                                    3.4
      Telecommunication Services                                   2.3
      Consumer Staples                                             1.3
      Short-Term Obligation                                        4.5
      Other Assets & Liabilities, Net                             (4.3)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                         ADR         American Depositary Receipt

              80 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Real Estate Equity Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 95.1%

CONSUMER DISCRETIONARY - 16.0%

   HOTELS, RESTAURANTS & LEISURE - 15.4%
      Great Wolf Resorts, Inc. (a)             296,200       7,360,570
      Hilton Hotels Corp.                    2,321,900      48,899,214
      La Quinta Corp. (a)                    1,230,000      11,377,500
      Marriott International, Inc., Class A 485,300 31,107,730 Starwood Hotels & Resorts
        Worldwide, Inc.                        625,900      35,826,516
                                                         -------------
                   Hotels, Restaurants & Leisure Total     134,571,530

   MULTILINE RETAIL - 0.6%
      Sears, Roebuck & Co.                     103,400       5,162,762
                                                         -------------
                                Multiline Retail Total       5,162,762
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL     139,734,292

FINANCIALS - 74.1%

   REAL ESTATE - 74.1%
      Alexandria Real Estate Equities,
        Inc., REIT                             570,400      38,205,392
      Archstone-Smith Trust, REIT              517,971      17,522,959
      AvalonBay Communities, Inc., REIT        266,400      18,514,800
      Boston Properties, Inc., REIT            227,400      13,598,520
      Brookfield Properties Corp.              412,600      16,289,448
      CenterPoint Properties Trust, REIT       461,800      20,208,368
      Corporate Office Properties
        Trust, REIT                            371,180       9,817,711
      Cousins Properties, Inc., REIT         1,108,050      30,061,396
      Duke Realty Corp., REIT                  478,800      15,168,384
      Equity Office Properties Trust, REIT     891,737      26,903,705
      Equity Residential, REIT               1,081,106      35,471,088
      Essex Property Trust, Inc., REIT          99,600       7,179,168
      General Growth Properties, Inc., REIT    963,080      33,611,492
      Highwoods Properties, Inc., REIT         340,900       8,791,811
      Home Properties, Inc., REIT              109,800       4,439,214
      Host Marriott Corp., REIT              1,965,300      31,405,494
      iStar Financial, Inc., REIT            1,117,250      47,471,952
      Kimco Realty Corp., REIT                 503,500      26,740,885
      Liberty Property Trust, REIT             483,400      20,041,764
      Newcastle Investment Corp., REIT         312,900       9,649,836
      Pan Pacific Retail Properties, Inc.,
       REIT                                    299,900      17,439,185
      ProLogis Trust, REIT                     680,906      27,072,823
      Public Storage, Inc., REIT               584,532      31,892,066
      Regency Centers Corp., REIT              652,000      33,252,000
      Simon Property Group, Inc., REIT         785,256      48,654,462
      SL Green Realty Corp., REIT              259,000      14,602,420
      St. Joe Co.                              184,400      13,396,660
      United Dominion Realty Trust,
        Inc., REIT                             502,800      11,111,880
      Vornado Realty Trust, REIT               274,000      18,823,800
                                                         -------------
                                     Real Estate Total     647,338,683
                                                         -------------
                                      FINANCIALS TOTAL     647,338,683

                                                SHARES      VALUE ($)
                                               -------   -------------

MATERIALS - 5.0%

   PAPER & FOREST PRODUCTS - 5.0%
      Bowater, Inc.                            639,300      24,824,019
      International Paper Co.                  245,100       9,154,485
      MeadWestvaco Corp.                       310,100       9,724,736
                                                         -------------
                         Paper & Forest Products Total      43,703,240
                                                         -------------
                                       MATERIALS TOTAL      43,703,240

                                   Total Common Stocks
                                (Cost of $513,843,484)     830,776,215

INCOME DEPOSIT SECURITIES - 2.6%

CONSUMER DISCRETIONARY - 1.0%

   HOTELS, RESTAURANTS & LEISURE - 1.0%
      Centerplate, Inc.                        665,500       8,664,810
                                                         -------------
                   Hotels, Restaurants & Leisure Total       8,664,810
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       8,664,810

CONSUMER STAPLES - 1.1%

   FOOD & STAPLES RETAILING - 1.1%
      B&G Foods, Inc.                          628,600       9,366,140
                                                         -------------
                        Food & Staples Retailing Total       9,366,140
                                                         -------------
                                CONSUMER STAPLES TOTAL       9,366,140

TELECOMMUNICATION SERVICES - 0.5%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.5%
      Otelco, Inc.                             302,000       4,671,940
                                                         -------------
          Diversified Telecommunication Services Total       4,671,940
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       4,671,940

                       Total Income Deposit Securities
                                 (Cost of $24,015,605)      22,702,890

              See Accompanying Notes to Financial Statements. | 81

________________________________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Real Estate Equity Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATION - 2.1%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05, due
      03/01/05 at 2.500%, collateralized by
      a U.S. Treasury Note maturing
      09/30/06, market value of $19,343,090
      (repurchase proceeds $18,964,317)     18,963,000      18,963,000
                                                         -------------

                           Total Short-Term Obligation
                                 (Cost of $18,963,000)      18,963,000


                             TOTAL INVESTMENTS - 99.8%
                            (COST OF $556,822,089) (b)     872,442,105

                OTHER ASSETS & LIABILITIES, NET - 0.2%       1,360,619

                                   NET ASSETS - 100.0%     873,802,724

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing security.
(b) Cost for federal income tax purposes is $556,822,089.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                              % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Financials                                                  74.1%
      Consumer Discretionary                                      17.0
      Materials                                                    5.0
      Consumer Staples                                             1.1
      Telecommunication Services                                   0.5
      Short-Term Obligation                                        2.1
      Other Assets & Liabilities, Net                              0.2
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                        REIT         Real Estate Investment Trust

              82 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO _________________________________________________
February 28, 2005 (Unaudited)                 Columbia Technology Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 100.5%

CONSUMER DISCRETIONARY - 12.7%

   HOTELS, RESTAURANTS & LEISURE - 0.5%
      Sportingbet PLC (a)                       36,710         231,150
                                                         -------------
                   Hotels, Restaurants & Leisure Total         231,150

   HOUSEHOLD DURABLES - 1.7%
      Harman International Industries, Inc.      6,400         717,888
                                                         -------------
                              Household Durables Total         717,888

   INTERNET & CATALOG RETAIL - 3.9%
      Blue Nile, Inc. (a)                       14,875         417,839
      eBay, Inc. (a)                            30,000       1,285,200
                                                         -------------
                       Internet & Catalog Retail Total       1,703,039

   LEISURE EQUIPMENT & PRODUCTS - 0.8%
      Marvel Enterprises, Inc. (a)              20,000         352,400
                                                         -------------
                    Leisure Equipment & Products Total         352,400

   MEDIA - 5.8%
      Dolby Laboratories, Inc., Class A (a)      3,500          80,780
      Lions Gate Entertainment Corp. (a)       100,000       1,062,000
      Lodgenet Entertainment Corp. (a)           7,400         130,610
      XM Satellite Radio Holdings, Inc.,
        Class A (a)                             38,150       1,257,424
                                                         -------------
                                           Media Total       2,530,814
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL       5,535,291

CONSUMER STAPLES - 0.8%

   FOOD & STAPLES RETAILING - 0.8%
      Provide Commerce, Inc. (a)                12,000         344,100
                                                         -------------
                        Food & Staples Retailing Total         344,100
                                                         -------------
                                CONSUMER STAPLES TOTAL         344,100

HEALTH CARE - 3.1%

   BIOTECHNOLOGY - 1.2%
      Amylin Pharmaceuticals, Inc. (a)          12,000         257,040
      Cubist Pharmaceuticals, Inc. (a)          20,000         206,000
      Rigel Pharmaceuticals, Inc. (a)            2,500          46,600
                                                         -------------
                                   Biotechnology Total         509,640

   HEALTH CARE PROVIDERS & SERVICES - 0.9%
      Adeza Biomedical Corp. (a)                30,300         409,050
                                                         -------------
                Health Care Providers & Services Total         409,050

   PHARMACEUTICALS - 1.0%
      Salix Pharmaceuticals Ltd. (a)            26,100         423,603
                                                         -------------
                                 Pharmaceuticals Total         423,603
                                                         -------------
                                     HEALTH CARE TOTAL       1,342,293

                                                SHARES      VALUE ($)
                                               -------   -------------

INDUSTRIALS - 1.1%

   COMMERCIAL SERVICES & SUPPLIES - 1.1%
      Huron Consulting Group, Inc. (a)           4,500         101,340
      SOURCECORP, Inc. (a)                      17,300         361,224
                                                         -------------
                  Commercial Services & Supplies Total         462,564
                                                         -------------
                                     INDUSTRIALS TOTAL         462,564

INFORMATION TECHNOLOGY - 67.8%

   COMMUNICATIONS EQUIPMENT - 14.1%
      Alvarion Ltd. (a)                         33,400         337,340
      Avaya, Inc. (a)                           28,500         399,000
      Carrier Access Corp. (a)                  18,250         127,020
      Comverse Technology, Inc. (a)             23,000         533,830
      Harris Corp.                              13,550         903,785
      Nokia Oyj, ADR                           131,000       2,114,340
      SiRF Technology Holdings, Inc. (a)       126,800       1,425,232
      ViaSat, Inc. (a)                          16,000         318,080
                                                         -------------
                        Communications Equipment Total       6,158,627

   COMPUTERS & PERIPHERALS - 5.0%
      Apple Computer, Inc. (a)                  19,000         852,340
      Dell, Inc. (a)                            12,500         501,125
      Lexmark International, Inc., Class A (a)   3,000         240,390
      Network Appliance, Inc. (a)                6,000         180,060
      SanDisk Corp. (a)                         15,500         416,640
                                                         -------------
                         Computers & Peripherals Total       2,190,555

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
      Symbol Technologies, Inc.                 20,000         354,600
      Trimble Navigation Ltd. (a)               10,400         374,608
                                                         -------------
              Electronic Equipment & Instruments Total         729,208

   INTERNET SOFTWARE & SERVICES - 5.7%
      Ask Jeeves, Inc. (a)                      14,900         340,614
      Digital River, Inc. (a)                    5,000         150,650
      Google, Inc. (a)                           2,500         469,975
      VeriSign, Inc. (a)                        34,000         932,280
      Yahoo!, Inc. (a)                          18,600         600,222
                                                         -------------
                    Internet Software & Services Total       2,493,741

   IT SERVICES - 3.7%
      Cognizant Technology Solutions Corp.,
        Class A (a)                             13,260         626,270
      Computer Sciences Corp. (a)                5,000         231,150
      DST Systems, Inc. (a)                      8,000         379,920
      Global Payments, Inc.                      7,000         388,640
                                                         -------------
                                     IT Services Total       1,625,980

   OFFICE ELECTRONICS - 0.8%
      Zebra Technologies Corp., Class A (a)      6,625         330,389
                                                         -------------
                              Office Electronics Total         330,389

              See Accompanying Notes to Financial Statements. | 83

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia Technology Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INFORMATION TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 21.2%
      Advanced Micro Devices (a)                15,000         261,750
      Analog Devices, Inc.                       8,000         293,760
      Applied Materials, Inc. (a)               25,000         437,500
      Broadcom Corp., Class A (a)               20,275         653,869
      Cambridge Display Technology, Inc. (a)    13,000         103,350
      FormFactor, Inc. (a)                      14,300         328,471
      Lam Research Corp. (a)                     4,800         150,912
      Marvell Technology Group Ltd. (a)         39,300       1,437,987
      Maxim Integrated Products, Inc.            3,500         150,570
      Microtune, Inc. (a)                      152,640         747,936
      National Semiconductor Corp.              15,000         299,250
      NVIDIA Corp. (a)                          47,000       1,362,530
      Samsung Electronics Co., Ltd., GDR (b)     2,700         699,300
      Sigmatel, Inc. (a)                        24,800       1,033,912
      Silicon Laboratories, Inc. (a)            23,500         824,850
      Tessera Technologies, Inc. (a)             5,000         203,700
      Virage Logic Corp. (a)                    19,000         251,370
                                                         -------------
        Semiconductors & Semiconductor Equipment Total       9,241,017

   SOFTWARE - 15.6%
      Agile Software Corp. (a)                  40,000         274,400
      Amdocs Ltd. (a)                           18,000         528,300
      Business Objects SA, ADR (a)              10,000         279,600
      Cadence Design Systems, Inc. (a)          24,000         330,720
      Check Point Software Technologies
        Ltd. (a)                                12,000         265,560
      Citrix Systems, Inc. (a)                  20,000         450,000
      Computer Associates International, Inc.   14,000         379,260
      Epicor Software Corp. (a)                 16,000         247,680
      Macromedia, Inc. (a)                      12,000         406,680
      McAfee, Inc. (a)                          18,000         416,340
      Mercury Interactive Corp. (a)             14,000         642,320
      Oracle Corp. (a)                          30,000         387,300
      Parametric Technology Corp. (a)           30,000         172,500
      SAP AG, ADR                                5,000         202,750
      Shanda Interactive Entertainment
        Ltd., ADS (a)                           18,750         566,812
      SPSS, Inc. (a)                             9,500         184,300
      Symantec Corp. (a)                        20,000         440,200
      The9 Ltd., ADR (a)                        21,100         382,332
      VERITAS Software Corp. (a)                10,000         242,200
                                                         -------------
                                        Software Total       6,799,254
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      29,568,771

TELECOMMUNICATION SERVICES - 15.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 0.9%
      Mahanagar Telephone Nigam Ltd., ADR       30,900         211,047
      Maroc Telecom (a)                         15,000         153,761
                                                         -------------
          Diversified Telecommunication Services Total         364,808


                                                SHARES      VALUE ($)
                                               -------   -------------

   WIRELESS TELECOMMUNICATION SERVICES - 14.1%
      American Tower Corp., Class A (a)         47,600         872,508
      China Unicom Ltd., ADR                    30,000         266,700
      Comtech Group, Inc. (a)                   18,300         126,270
      Crown Castle International Corp. (a)      55,000         898,700
      JAMDAT Mobile, Inc. (a)                   12,500         212,500
      Leap Wireless International, Inc. (a)      7,500         201,000
      Millicom International Cellular SA (a)    21,700         486,731
      Mobile TeleSystems, ADR                   22,000         881,980
      NII Holdings, Inc. (a)                     9,000         514,980
      SBA Communications Corp., Class A (a)     77,500         674,250
      SpectraSite, Inc. (a)                      5,150         318,270
      VimpelCom, ADR (a)                        17,500         701,750
                                                         -------------
             Wireless Telecommunication Services Total       6,155,639
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL       6,520,447

                                   Total Common Stocks
                                 (Cost of $38,463,151)      43,773,466

SHORT-TERM OBLIGATION - 2.7%                   PAR ($)

      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/28/05, due 03/01/05 at 2.500%,
      collateralized by a U.S. Treasury Note
      maturing 09/30/06, market value
      of $1,219,521 (repurchase
      proceeds $1,191,083)                   1,191,000       1,191,000
                                                         -------------

                           Total Short-Term Obligation
                                  (Cost of $1,191,000)       1,191,000

                            TOTAL INVESTMENTS - 103.2%
                             (COST OF $39,654,151) (c)      44,964,466

              OTHER ASSETS & LIABILITIES, NET - (3.2)%      (1,381,571)

                                   NET ASSETS - 100.0%      43,582,895

              84 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia Technology Fund

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, the value of this security represents 1.6% of net assets.

(c) Cost for federal income tax purposes is $39,654,151.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Information Technology                                      67.8%
      Telecommunication Services                                  15.0
      Consumer Discretionary                                      12.7
      Health Care                                                  3.1
      Industrials                                                  1.1
      Consumer Staples                                             0.8
      Short-Term Obligation                                        2.7
      Other Assets & Liabilities, Net                             (3.2)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                        ADR          American Depositary Receipt
                        ADS          American Depositary Shares
                        GDR           Global Depositary Receipt

              See Accompanying Notes to Financial Statements. | 85

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Strategic Investor Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 74.5%

CONSUMER DISCRETIONARY - 9.2%

   AUTO COMPONENTS - 1.3%
      Modine Manufacturing Co.                  52,500       1,708,875
      Nokian Renkaat Oyj                        26,600       4,710,921
                                                         -------------
                                 Auto Components Total       6,419,796

   HOTELS, RESTAURANTS & LEISURE - 0.7%
      Fairmont Hotels & Resorts, Inc.           50,000       1,607,000
      McDonald's Corp.                          50,000       1,654,000
      Six Flags, Inc. (a)                      100,000         446,000
                                                         -------------
                   Hotels, Restaurants & Leisure Total       3,707,000

   HOUSEHOLD DURABLES - 1.2%
      Cavco Industries, Inc. (a)                26,000         697,580
      Ekornes ASA                               60,000       1,339,496
      Leggett & Platt, Inc.                     37,500       1,037,625
      Makita Corp., ADR                         62,000       1,184,820
      Matsushita Electric Industrial
        Co., Ltd., ADR                         100,000       1,494,000
      Pioneer Corp., ADR                        30,000         527,400
                                                         -------------
                              Household Durables Total       6,280,921

   INTERNET & CATALOG RETAIL - 0.4%
      1-800-FLOWERS.COM, Inc.,
        Class A (a)                            100,000         750,000
      IAC/InterActiveCorp (a)                   57,500       1,293,750
                                                         -------------
                       Internet & Catalog Retail Total       2,043,750

   LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Eastman Kodak Co.                         47,500       1,614,525
                                                         -------------
                    Leisure Equipment & Products Total       1,614,525

   MEDIA - 2.5%
      Comcast Corp., Class A (a)                67,500       2,150,550
      Entravision Communications Corp.,
        Class A (a)                             75,000         615,000
      Grupo Televisa SA, ADR                    20,000       1,289,000
      Liberty Media Corp., Class A (a)         125,000       1,267,500
      Liberty Media International, Inc.,
        Class A (a)                              5,500         237,765
      McGraw-Hill Companies, Inc.               12,500       1,148,125
      Media General, Inc., Class A              30,000       1,919,700
      Time Warner, Inc. (a)                    125,000       2,153,750
      Westwood One, Inc. (a)                    50,000       1,092,000
      World Wrestling Entertainment, Inc.       50,000         633,000
                                                         -------------
                                           Media Total      12,506,390

   MULTILINE RETAIL - 2.2%
      Big Lots, Inc. (a)                       100,000       1,167,000
      Dillard's, Inc., Class A                  50,000       1,165,000
      Fred's, Inc.                             100,000       1,685,000
      Kohl's Corp. (a)                          20,000         957,400
      May Department Stores Co.                 62,500       2,156,875

                                                SHARES      VALUE ($)
                                               -------   -------------

      Saks, Inc. (a)                            75,000       1,139,250
      Stockmann Oyj ABP, Class B                75,000       2,552,859
                                                         -------------
                                Multiline Retail Total      10,823,384

   SPECIALTY RETAIL - 0.6%
      Bombay Co., Inc. (a)                     100,000         570,000
      CarMax, Inc. (a)                          47,500       1,567,500
      Restoration Hardware, Inc. (a)           125,000         663,750
                                                         -------------
                                Specialty Retail Total       2,801,250
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      46,197,016

CONSUMER STAPLES - 5.2%

   BEVERAGES - 0.9%
      Coca-Cola Co.                             67,500       2,889,000
      Coca-Cola Femsa, SA de CV, ADR            57,500       1,477,750
                                                         -------------
                                       Beverages Total       4,366,750

   FOOD & STAPLES RETAILING - 1.1%
      Albertson's, Inc.                         75,000       1,679,250
      United Natural Foods, Inc. (a)            42,500       1,324,725
      Walgreen Co.                              62,500       2,676,875
                                                         -------------
                        Food & Staples Retailing Total       5,680,850

   FOOD PRODUCTS - 1.4%
      Campbell Soup Co.                         30,000         831,000
      Delta & Pine Land Co.                     50,000       1,449,500
      General Mills, Inc.                       32,500       1,702,025
      Hain Celestial Group, Inc. (a)            40,000         746,800
      Unilever NV, NY Registered Shares         37,500       2,508,375
                                                         -------------
                                   Food Products Total       7,237,700

   HOUSEHOLD PRODUCTS - 0.4%
      Kimberly-Clark Corp.                      27,500       1,814,450
                                                         -------------
                              Household Products Total       1,814,450

   PERSONAL PRODUCTS - 0.8%
      Avon Products, Inc.                       55,000       2,352,350
      Natura Cosmeticos SA                      52,500       1,545,907
                                                         -------------
                               Personal Products Total       3,898,257

   TOBACCO - 0.6%
      Altria Group, Inc.                        50,000       3,282,500
                                                         -------------
                                         Tobacco Total       3,282,500
                                                         -------------
                                CONSUMER STAPLES TOTAL      26,280,507

ENERGY - 9.9%

   ENERGY EQUIPMENT & SERVICES - 5.4%
      Core Laboratories NV (a)                  50,000       1,344,500
      GlobalSantaFe Corp.                       30,000       1,125,000
      Halliburton Co.                           62,500       2,748,125
      Input/Output, Inc. (a)                   200,500       1,479,690
      Nabors Industries Ltd. (a)                25,000       1,435,000
      Newpark Resources, Inc. (a)              117,500         750,825

              86 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Strategic Investor Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

ENERGY - (CONTINUED)

   ENERGY EQUIPMENT & SERVICES - (CONTINUED)
      Schlumberger Ltd.                         57,500       4,338,375
      Stolt Offshore SA, ADR (a)               100,000         785,000
      TGS Nopec Geophysical Co., ASA (a)       105,000       3,334,574
      Transocean, Inc. (a)                     100,000       4,848,000
      Varco International, Inc. (a)             75,000       2,828,250
      Willbros Group, Inc. (a)                 100,000       2,150,000
                                                         -------------
                     Energy Equipment & Services Total      27,167,339

   OIL & GAS - 4.5%
      Apache Corp.                              20,000       1,257,600
      BP PLC, ADR                               37,500       2,434,500
      ConocoPhillips                            25,000       2,772,250
      El Paso Corp.                             40,000         493,200
      Exxon Mobil Corp.                         60,000       3,798,600
      McMoRan Exploration Co. (a)               97,500       2,022,150
      Newfield Exploration Co. (a)              45,000       3,341,250
      Petroleo Brasileiro SA, ADR               30,000       1,464,000
      Plains Exploration & Production Co. (a)   42,500       1,445,425
      Statoil ASA, ADR                         100,000       1,820,000
      Valero Energy Corp.                       21,000       1,496,040
                                                         -------------
                                       Oil & Gas Total      22,345,015
                                                         -------------
                                          ENERGY TOTAL      49,512,354

FINANCIALS - 11.1%

   CAPITAL MARKETS - 2.0%
      Bank of New York Co., Inc.                37,500       1,134,375
      Charles Schwab Corp.                     107,500       1,128,750
      LaBranche & Co., Inc. (a)                 50,000         462,500
      Morgan Stanley                            67,500       3,811,725
      Nikko Cordial Corp.                      130,000         647,242
      Nomura Holdings, Inc., ADR               100,000       1,385,000
      Piper Jaffray Companies, Inc. (a)         42,350       1,674,943
                                                         -------------
                                 Capital Markets Total      10,244,535

   COMMERCIAL BANKS - 3.0%
      Allied Irish Banks PLC, ADR               30,000       1,282,500
      Fifth Third Bancorp                       27,500       1,231,175
      HSBC Holdings PLC, ADR                    37,500       3,130,875
      ICICI Bank Ltd., ADR                      47,500       1,075,875
      Mitsubishi Tokyo Financial
        Group, Inc., ADR                       225,000       2,063,250
      SunTrust Banks, Inc.                      22,500       1,629,900
      U.S. Bancorp                              75,000       2,231,250
      Zions Bancorporation                      32,500       2,148,250
                                                         -------------
                                Commercial Banks Total      14,793,075

   CONSUMER FINANCE - 0.2%
      MBNA Corp.                                42,500       1,078,225
                                                         -------------
                                Consumer Finance Total       1,078,225

                                                SHARES      VALUE ($)
                                               -------   -------------

   DIVERSIFIED FINANCIAL SERVICES - 2.0%
      Citigroup, Inc.                           67,500       3,221,100
      eSpeed, Inc., Class A (a)                 50,000         449,000
      GATX Corp.                                62,500       1,873,750
      JPMorgan Chase & Co.                     120,200       4,393,310
                                                         -------------
                  Diversified Financial Services Total       9,937,160

   INSURANCE - 2.7%
      American International Group, Inc.        12,500         835,000
      Chubb Corp.                               10,000         791,100
      Hannover Rueckversicherung AG,
        Registered Shares                       67,500       2,895,437
      Jefferson-Pilot Corp.                     30,000       1,468,800
      Marsh & McLennan Companies, Inc.          35,000       1,142,750
      Max Re Capital Ltd.                       40,000         920,400
      PartnerRe Ltd.                            20,000       1,253,000
      St. Paul Travelers Companies, Inc.        32,505       1,245,591
      Wesco Financial Corp.                      7,750       3,061,250
                                                         -------------
                                       Insurance Total      13,613,328

   REAL ESTATE - 0.6%
      Crescent Real Estate Equities Co., REIT   30,000         489,000
      Mitsubishi Estate Co., Ltd.              125,000       1,524,840
      Post Properties, Inc., REIT               30,000         967,500
                                                         -------------
                                     Real Estate Total       2,981,340

   THRIFTS & MORTGAGE FINANCE - 0.6%
      Freddie Mac                               27,500       1,705,000
      MGIC Investment Corp.                     20,000       1,254,800
                                                         -------------
                      Thrifts & Mortgage Finance Total       2,959,800
                                                         -------------
                                      FINANCIALS TOTAL      55,607,463

HEALTH CARE - 10.7%

   BIOTECHNOLOGY - 1.2%
      Amgen, Inc. (a)                           27,500       1,694,275
      Applera Corp. - Applied
        Biosystems Group                        50,000       1,027,000
      Biogen Idec, Inc. (a)                     20,000         773,000
      MedImmune, Inc. (a)                       32,500         782,600
      Qiagen NV (a)                            130,000       1,618,500
                                                         -------------
                                   Biotechnology Total       5,895,375

   HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
      Baxter International, Inc.                82,500       2,941,950
      Boston Scientific Corp. (a)               40,000       1,306,400
      Cytyc Corp. (a)                           40,000         912,000
      Haemonetics Corp. (a)                     50,000       2,074,000
      Hospira, Inc. (a)                         87,500       2,590,000
      National Dentex Corp. (a)                 24,478         465,082
      Steris Corp. (a)                          40,000         990,000
                                                         -------------
                Health Care Equipment & Supplies Total      11,279,432

              See Accompanying Notes to Financial Statements. | 87

________________________________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Strategic Investor Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HEALTH CARE PROVIDERS & SERVICES - 2.6%
      Accredo Health, Inc. (a)                  32,500       1,385,150
      Community Health Systems, Inc. (a)        50,000       1,618,500
      Health Management Associates,
        Inc., Class A                           30,000         689,100
      Henry Schein, Inc. (a)                    22,500       1,627,650
      LifePoint Hospitals, Inc. (a)             24,000         961,200
      McKesson Corp.                            56,000       2,091,040
      Omnicare, Inc.                            50,000       1,724,500
      Quest Diagnostics, Inc.                   12,500       1,242,500
      Tenet Healthcare Corp. (a)                47,500         518,225
      Triad Hospitals, Inc. (a)                 23,000       1,004,410
                                                         -------------
                Health Care Providers & Services Total      12,862,275

   PHARMACEUTICALS - 4.7%
      Abbott Laboratories                       50,000       2,299,500
      Andrx Corp. (a)                           60,000       1,347,000
      Dr. Reddy's Laboratories Ltd., ADR        30,000         528,600
      Elan Corp. PLC, ADR (a)                   40,000         320,000
      Eli Lilly & Co.                           45,000       2,520,000
      Endo Pharmaceuticals Holdings,
        Inc. (a)                                50,000       1,126,500
      Gedeon Richter Rt.                        12,500       1,917,969
      Merck & Co., Inc.                         40,000       1,268,000
      Novartis AG, ADR                          30,000       1,499,100
      Pfizer, Inc.                              63,700       1,674,673
      Schering-Plough Corp.                    100,000       1,895,000
      Shire Pharmaceuticals Group
        PLC, ADR                                32,500       1,093,625
      Taro Pharmaceuticals Industries
        Ltd. (a)                                50,000       1,411,500
      Valeant Pharmaceuticals International     77,500       1,879,375
      Watson Pharmaceuticals, Inc. (a)          62,500       1,983,750
      Wyeth                                     20,000         816,400
                                                         -------------
                                 Pharmaceuticals Total      23,580,992
                                                         -------------
                                     HEALTH CARE TOTAL      53,618,074

INDUSTRIALS - 10.8%

   AEROSPACE & DEFENSE - 0.7%
      BE Aerospace, Inc. (a)                    72,500         872,175
      Honeywell International, Inc.             40,000       1,518,800
      Raytheon Co.                              30,000       1,147,200
                                                         -------------
                             Aerospace & Defense Total       3,538,175

   AIR FREIGHT & LOGISTICS - 0.6%
      United Parcel Service, Inc., Class B      17,500       1,356,075
      Yamato Transport Co., Ltd.               100,000       1,592,526
                                                         -------------
                         Air Freight & Logistics Total       2,948,601

                                                SHARES      VALUE ($)
                                               -------   -------------

   AIRLINES - 0.3%
      AMR Corp. (a)                            100,000         849,000
      Continental Airlines, Inc., Class B (a)   75,000         803,250
                                                         -------------
                                        Airlines Total       1,652,250

   BUILDING PRODUCTS - 0.2%
      Toto Ltd.                                100,000         861,535
                                                         -------------
                               Building Products Total         861,535

   COMMERCIAL SERVICES & SUPPLIES - 2.3%
      Asset Acceptance Capital Corp. (a)        40,000         812,400
      Avery Dennison Corp.                      52,500       3,186,750
      Cendant Corp.                             90,000       1,990,800
      Central Parking Corp.                     30,000         415,800
      PHH Corp. (a)                              4,500          94,500
      R.R. Donnelley & Sons Co.                 62,500       2,075,625
      Tetra Tech, Inc. (a)                      62,500       1,036,250
      Tomra Systems ASA                        130,000         554,359
      Waste Management, Inc.                    50,000       1,462,000
                                                         -------------
                  Commercial Services & Supplies Total      11,628,484

   CONSTRUCTION & ENGINEERING - 0.5%
      Foster Wheeler Ltd. (a)                   50,000         897,500
      Shaw Group, Inc. (a)                      87,500       1,820,000
                                                         -------------
                      Construction & Engineering Total       2,717,500

   ELECTRICAL EQUIPMENT - 0.6%
      Thomas & Betts Corp. (a)                  90,000       2,797,200
                                                         -------------
                            Electrical Equipment Total       2,797,200

   INDUSTRIAL CONGLOMERATES - 1.5%
      3M Co.                                    62,500       5,246,250
      General Electric Co.                      60,000       2,112,000
                                                         -------------
                        Industrial Conglomerates Total       7,358,250

   MACHINERY - 3.4%
      AGCO Corp. (a)                            40,000         778,800
      Bucyrus International, Inc., Class A      27,500       1,194,325
      Caterpillar, Inc.                         32,500       3,089,125
      Deere & Co.                               10,000         711,100
      Eaton Corp.                               40,000       2,790,000
      Flowserve Corp. (a)                       30,000         749,700
      Hitachi Construction Machinery
        Co., Ltd.                              125,000       1,827,363
      JLG Industries, Inc.                      30,000         642,000
      Munters AB                                25,000         695,135
      Navistar International Corp. (a)          37,500       1,479,750
      Pall Corp.                                62,500       1,691,875
      Timken Co.                                52,500       1,485,750
                                                         -------------
                                       Machinery Total      17,134,923

   MARINE - 0.6%
      A.P. Moller - Maersk A/S                     140       1,313,556
      Finnlines Oyj                             80,000       1,488,388
                                                         -------------
                                          Marine Total       2,801,944

              88 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Strategic Investor Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ROAD & RAIL - 0.1%
      Kansas City Southern (a)                  27,500         539,550
                                                         -------------
                                     Road & Rail Total         539,550
                                                         -------------
                                     INDUSTRIALS TOTAL      53,978,412

INFORMATION TECHNOLOGY - 6.9%

   COMMUNICATIONS EQUIPMENT - 1.2%
      ADC Telecommunications, Inc. (a)         100,000         230,000
      Andrew Corp. (a)                          40,000         484,000
      Comverse Technology, Inc. (a)             40,000         928,400
      Lucent Technologies, Inc. (a)            100,000         307,000
      Nokia Oyj, ADR                            75,000       1,210,500
      Polycom, Inc. (a)                         47,500         769,025
      Tandberg ASA                             130,000       1,450,737
      UTStarcom, Inc. (a)                       52,500         674,625
                                                         -------------
                        Communications Equipment Total       6,054,287

   COMPUTERS & PERIPHERALS - 0.5%
      Brocade Communications Systems,
        Inc. (a)                                75,000         465,000
      Hypercom Corp. (a)                        75,000         352,500
      International Business Machines Corp.     10,000         925,800
      Sun Microsystems, Inc. (a)               200,000         844,000
                                                         -------------
                         Computers & Peripherals Total       2,587,300

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.2%
      Celestica, Inc. (a)                       72,500         932,350
                                                         -------------
              Electronic Equipment & Instruments Total         932,350

   INTERNET SOFTWARE & SERVICES - 0.1%
      NIC, Inc. (a)                             75,000         381,000
                                                         -------------
                    Internet Software & Services Total         381,000

   IT SERVICES - 1.0%
      Convergys Corp. (a)                       65,000         974,350
      DST Systems, Inc. (a)                     52,500       2,493,225
      First Data Corp.                          38,250       1,569,015
                                                         -------------
                                     IT Services Total       5,036,590

   OFFICE ELECTRONICS - 0.2%
      Xerox Corp. (a)                           75,000       1,170,000
                                                         -------------
                              Office Electronics Total       1,170,000

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.3%
      Advanced Micro Devices (a)                67,500       1,177,875
      Fairchild Semiconductor
        International, Inc. (a)                 60,000         991,200
      FEI Co. (a)                               75,000       1,856,250
      LSI Logic Corp. (a)                      125,000         797,500
      National Semiconductor Corp.              50,000         997,500
      Samsung Electronics Co., Ltd., GDR (b)    15,000       3,885,000

                                                SHARES      VALUE ($)
                                               -------   -------------

      Texas Instruments, Inc.                   67,500       1,786,725
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      11,492,050

   SOFTWARE - 1.4%
      Aspect Communications Corp. (a)           70,000         763,000
      Cadence Design Systems, Inc. (a)          50,000         689,000
      Check Point Software Technologies
        Ltd. (a)                                57,500       1,272,475
      Computer Associates International, Inc.       33             894
      Microsoft Corp.                          100,000       2,518,000
      Novell, Inc. (a)                         100,000         524,000
      Parametric Technology Corp. (a)          100,000         575,000
      Quest Software, Inc. (a)                  40,000         542,800
                                                         -------------
                                        Software Total       6,885,169
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      34,538,746

MATERIALS - 5.9%

   CHEMICALS - 3.1%
      Air Products & Chemicals, Inc.            37,500       2,348,250
      Calgon Carbon Corp.                      100,000         873,000
      Dow Chemical Co.                          30,000       1,654,500
      E.I. du Pont de Nemours & Co.             32,500       1,732,250
      International Flavors & Fragrances, Inc.  47,500       1,961,275
      Lyondell Chemical Co.                     37,500       1,269,375
      Mosaic Co. (a)                            40,000         658,400
      Potash Corp. of Saskatchewan, Inc.        50,000       4,441,000
      Zeon Corp.                                75,000         588,240
                                                         -------------
                                       Chemicals Total      15,526,290

   CONSTRUCTION MATERIALS - 0.3%
      Martin Marietta Materials, Inc.           27,500       1,586,200
                                                         -------------
                          Construction Materials Total       1,586,200

   CONTAINERS & PACKAGING - 0.4%
      Sealed Air Corp. (a)                      20,000       1,045,400
      Smurfit-Stone Container Corp. (a)         50,000         831,500
                                                         -------------
                          Containers & Packaging Total       1,876,900

   METALS & MINING - 1.7%
      Alpha Natural Resources, Inc. (a)         31,100         808,600
      Centerra Gold, Inc. (a)                   75,000       1,209,511
      Companhia Vale do Rio Doce, ADR          112,500       3,937,500
      CONSOL Energy, Inc.                       20,000         916,800
      Gammon Lake Resources, Inc. (a)           50,000         287,000
      WMC Resources Ltd., ADR                   50,000       1,205,000
                                                         -------------
                                 Metals & Mining Total       8,364,411

   PAPER & FOREST PRODUCTS - 0.4%
      Bowater, Inc.                             20,000         776,600
      Votorantim Celulose e Papel SA, ADR      100,000       1,480,000
                                                         -------------
                         Paper & Forest Products Total       2,256,600
                                                         -------------
                                       MATERIALS TOTAL      29,610,401

              See Accompanying Notes to Financial Statements. | 89

________________________________________________________________________________
February 28, 2005 (Unaudited)                   Columbia Strategic Investor Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

TELECOMMUNICATION SERVICES - 2.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
      BellSouth Corp.                           40,000       1,032,000
      Cincinnati Bell, Inc. (a)                100,000         440,000
      Compania Anonima Nacional
        Telefonos de Venezuela, ADR             75,000       1,567,500
      SBC Communications, Inc.                  42,500       1,022,125
      Telekomunikasi Indonesia, ADR             70,000       1,344,700
      Verizon Communications, Inc.              47,500       1,708,575
                                                         -------------
          Diversified Telecommunication Services Total       7,114,900

   WIRELESS TELECOMMUNICATION SERVICES - 0.6%
      Millicom International Cellular SA (a)    50,000       1,121,500
      Nextel Partners, Inc., Class A (a)        50,000         995,500
      VimpelCom, ADR (a)                        22,500         902,250
                                                         -------------
             Wireless Telecommunication Services Total       3,019,250
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      10,134,150

UTILITIES - 2.8%

   ELECTRIC UTILITIES - 1.6%
      Edison International                      65,000       2,111,200
      Entergy Corp.                             20,000       1,382,400
      Exelon Corp.                              30,000       1,360,800
      Northeast Utilities                       38,400         716,928
      TECO Energy, Inc.                        100,000       1,589,000
      Westar Energy, Inc.                       30,000         689,400
                                                         -------------
                              Electric Utilities Total       7,849,728

   GAS UTILITIES - 0.3%
      NiSource, Inc.                            75,000       1,698,000
                                                         -------------
                                   Gas Utilities Total       1,698,000

   MULTI-UTILITIES & UNREGULATED POWER - 0.7%
      Duke Energy Corp.                         57,500       1,551,925
      Dynegy, Inc., Class A (a)                100,000         416,000
      ONEOK, Inc.                               47,500       1,391,750
                                                         -------------
             Multi-Utilities & Unregulated Power Total       3,359,675

   WATER UTILITIES - 0.2%
      California Water Service Group            30,000       1,026,000
                                                         -------------
                                 Water Utilities Total       1,026,000
                                                         -------------
                                       UTILITIES TOTAL      13,933,403

                                   Total Common Stocks
                                (Cost of $285,263,214)     373,410,526

INVESTMENT COMPANIES - 0.5%

      Japan Smaller Capitalization Fund,
        Inc. (a)                               125,000       1,525,000
      Thai Fund, Inc.                          107,500       1,186,800
                                                         -------------
                            Total Investment Companies
                                  (Cost of $1,910,310)       2,711,800

                                               PAR ($)      VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATIONS - 24.4%
U.S.  GOVERNMENT AGENCY - 2.5%
      Federal Home Loan Bank
        2.050% 03/01/05 (c)                 12,212,000      12,212,000
                                                         -------------

REPURCHASE AGREEMENT - 21.9%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/28/05, due 03/01/05 at 2.500%,
      collateralized by U.S. Treasury Bills
      with various maturities to 08/25/05,
      market value of $112,114,200 (repurchase
      proceeds $109,919,633)               109,912,000     109,912,000
                                                         -------------

                          Total Short-Term Obligations
                                (Cost of $122,124,000)     122,124,000

                             TOTAL INVESTMENTS - 99.4%
                            (COST OF $409,297,524) (d)     498,246,326

                OTHER ASSETS & LIABILITIES, NET - 0.6%       2,880,355

                                   NET ASSETS - 100.0%     501,126,681

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing security.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, the value of this security represents 0.8% of net assets.

(c) The rate shown represents the annualized yield at the date of purchase.

(d) Cost for federal income tax purposes is $409,297,524.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Financials                                                  11.1%
      Industrials                                                 10.8
      Health Care                                                 10.7
      Energy                                                       9.9
      Consumer Discretionary                                       9.2
      Information Technology                                       6.9
      Materials                                                    5.9
      Consumer Staples                                             5.2
      Utilities                                                    2.8
      Telecommunication Services                                   2.0
      Investment Companies                                         0.5
      Short-Term Obligations                                      24.4
      Other Assets & Liabilities, Net                              0.6
                                                                ------
                                                                 100.0%
                                                                ======

                       ACRONYM                   NAME
                       -------                   ----
                        ADR          American Depositary Receipt
                        GDR           Global Depositary Receipt
                        REIT         Real Estate Investment Trust

              90 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - 58.8%

CONSUMER DISCRETIONARY - 12.0%

   AUTOMOBILES - 1.1%
      General Motors Corp.                     122,820       4,380,989
                                                         -------------
                                     Automobiles Total       4,380,989

   HOTELS, RESTAURANTS & LEISURE - 0.6%
      Darden Restaurants, Inc.                  78,450       2,102,460
                                                         -------------
                   Hotels, Restaurants & Leisure Total       2,102,460

   INTERNET & CATALOG RETAIL - 0.9%
      Amazon.com, Inc. (a)                      64,350       2,263,833
      eBay, Inc. (a)                            28,140       1,205,518
                                                         -------------
                       Internet & Catalog Retail Total       3,469,351

   LEISURE EQUIPMENT & PRODUCTS - 0.4%
      Hasbro, Inc.                              75,050       1,585,056
                                                         -------------
                    Leisure Equipment & Products Total       1,585,056

   MEDIA - 6.8%
      Clear Channel Communications, Inc.        42,220       1,405,082
      Comcast Corp., Class A (a)               139,656       4,545,803
      DirecTV Group, Inc. (a)                  254,430       3,818,994
      Liberty Media Corp., Class A (a)         428,310       4,343,063
      Liberty Media International, Inc.,
        Class A (a)                             30,665       1,325,648
      News Corp., Class A                      129,080       2,147,891
      Time Warner, Inc. (a)                    278,460       4,797,866
      Viacom, Inc., Class B                    103,890       3,625,761
                                                         -------------
                                           Media Total      26,010,108
   MULTILINE RETAIL - 1.3%
      Kohl's Corp. (a)                          54,890       2,627,584
      May Department Stores Co.                 67,390       2,325,629
                                                         -------------
                                Multiline Retail Total       4,953,213

   SPECIALTY RETAIL - 0.9%
      RadioShack Corp.                         118,630       3,506,703
                                                         -------------
                                Specialty Retail Total       3,506,703
                                                         -------------
                          CONSUMER DISCRETIONARY TOTAL      46,007,880

CONSUMER STAPLES - 3.1%

   BEVERAGES - 0.3%
      Coca-Cola Co.                             26,990       1,155,172
                                                         -------------
                                       Beverages Total       1,155,172

   FOOD & STAPLES RETAILING - 1.0%
      Wal-Mart Stores, Inc.                     71,270       3,678,245
                                                         -------------
                        Food & Staples Retailing Total       3,678,245

                                                SHARES      VALUE ($)
                                               -------   -------------

   FOOD PRODUCTS - 0.4%
      Sara Lee Corp.                            71,250       1,596,000
                                                         -------------
                                   Food Products Total       1,596,000

   HOUSEHOLD PRODUCTS - 0.7%
      Colgate-Palmolive Co.                     48,360       2,559,211
                                                         -------------
                              Household Products Total       2,559,211

   TOBACCO - 0.7%
      Altria Group, Inc.                        43,575       2,860,699
                                                         -------------
                                         Tobacco Total       2,860,699
                                                         -------------
                                CONSUMER STAPLES TOTAL      11,849,327

ENERGY - 2.4%

   ENERGY EQUIPMENT & SERVICES - 0.6%
      Transocean, Inc. (a)                      45,290       2,195,659
                                                         -------------
                     Energy Equipment & Services Total       2,195,659

   OIL & GAS - 1.8%
      Anadarko Petroleum Corp.                  29,840       2,293,503
      BP PLC, ADR                               22,510       1,461,349
      Devon Energy Corp.                        68,290       3,195,289
                                                         -------------
                                       Oil & Gas Total       6,950,141
                                                         -------------
                                          ENERGY TOTAL       9,145,800

FINANCIALS - 9.9%

   CAPITAL MARKETS - 1.2%
      A.G. Edwards, Inc.                        33,370       1,438,581
      E*TRADE Financial Corp. (a)               98,200       1,303,114
      Morgan Stanley                            35,835       2,023,602
                                                         -------------
                                 Capital Markets Total       4,765,297

   COMMERCIAL BANKS - 0.6%
      Fifth Third Bancorp                       49,990       2,238,052
                                                         -------------
                                Commercial Banks Total       2,238,052

   CONSUMER FINANCE - 0.7%
      American Express Co.                      46,925       2,540,989
                                                         -------------
                                Consumer Finance Total       2,540,989

   DIVERSIFIED FINANCIAL SERVICES - 2.0%
      Citigroup, Inc.                           84,343       4,024,848
      JPMorgan Chase & Co.                      99,460       3,635,263
                                                         -------------
                  Diversified Financial Services Total       7,660,111

   INSURANCE - 3.9%
      Ace Ltd.                                  74,870       3,328,720
      Allstate Corp.                            29,680       1,593,222
      Berkshire Hathaway, Inc., Class B (a)      1,266       3,816,990
      Chubb Corp.                               19,205       1,519,308
      UnumProvident Corp.                      286,660       4,850,287
                                                         -------------
                                       Insurance Total      15,108,527

              See Accompanying Notes to Financial Statements. | 91

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

FINANCIALS - (CONTINUED)

   THRIFTS & MORTGAGE FINANCE - 1.5%
      MGIC Investment Corp.                     92,200       5,784,628
                                                         -------------
                      Thrifts & Mortgage Finance Total       5,784,628
                                                         -------------
                                      FINANCIALS TOTAL      38,097,604

HEALTH CARE - 7.1%

   BIOTECHNOLOGY - 0.8%
      Amgen, Inc. (a)                           28,113       1,732,042
      MedImmune, Inc. (a)                       60,380       1,453,951
                                                         -------------
                                   Biotechnology Total       3,185,993

   HEALTH CARE PROVIDERS & SERVICES - 2.3%
      Cardinal Health, Inc.                     58,520       3,426,346
      McKesson Corp.                            32,460       1,212,056
      WebMD Corp. (a)                          573,070       4,320,948
                                                         -------------
                Health Care Providers & Services Total       8,959,350

   PHARMACEUTICALS - 4.0%
      Barr Pharmaceuticals, Inc. (a)           106,870       5,101,974
      Biovail Corp. (a)                        156,720       2,513,789
      Eli Lilly & Co.                           20,455       1,145,480
      Endo Pharmaceuticals Holdings,
        Inc. (a)                               111,320       2,508,039
      IVAX Corp. (a)                            95,320       1,524,167
      Pfizer, Inc.                              95,970       2,523,051
                                                         -------------
                                 Pharmaceuticals Total      15,316,500
                                                         -------------
                                     HEALTH CARE TOTAL      27,461,843

INDUSTRIALS - 3.8%

   AIRLINES - 0.8%
      Southwest Airlines Co.                   229,990       3,185,362
                                                         -------------
                                        Airlines Total       3,185,362

   COMMERCIAL SERVICES & SUPPLIES - 1.4%
      ARAMARK Corp., Class B                    50,740       1,422,242
      Cintas Corp.                              29,740       1,302,017
      Waste Management, Inc.                    83,345       2,437,008
                                                         -------------
                  Commercial Services & Supplies Total       5,161,267

   CONSTRUCTION & ENGINEERING - 0.4%
      Jacobs Engineering Group, Inc. (a)        27,900       1,561,842
                                                         -------------
                      Construction & Engineering Total       1,561,842

   MACHINERY - 0.7%
      Dover Corp.                               64,000       2,474,880
                                                         -------------
                                       Machinery Total       2,474,880

                                                SHARES      VALUE ($)
                                               -------   -------------

   ROAD & RAIL - 0.5%
      Union Pacific Corp.                       32,660       2,072,277
                                                         -------------
                                     Road & Rail Total       2,072,277
                                                         -------------
                                     INDUSTRIALS TOTAL      14,455,628

INFORMATION TECHNOLOGY - 11.9%

   COMMUNICATIONS EQUIPMENT - 1.8%
      Cisco Systems, Inc. (a)                  116,040       2,021,417
      Corning, Inc. (a)                        103,600       1,188,292
      Lucent Technologies, Inc. (a)            292,520         898,036
      Nortel Networks Corp. (a)              1,066,090       2,857,121
                                                         -------------
                        Communications Equipment Total       6,964,866

   COMPUTERS & PERIPHERALS - 4.0%
      Hewlett-Packard Co.                      185,280       3,853,824
      International Business Machines Corp.     49,480       4,580,859
      SanDisk Corp. (a)                        195,790       5,262,835
      Sun Microsystems, Inc. (a)               404,520       1,707,074
                                                         -------------
                         Computers & Peripherals Total      15,404,592

   ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.3%
      Agilent Technologies, Inc. (a)            52,350       1,256,400
                                                         -------------
              Electronic Equipment & Instruments Total       1,256,400

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.2%
      Analog Devices, Inc.                      35,220       1,293,279
      Broadcom Corp., Class A (a)               42,260       1,362,885
      Intel Corp.                              199,670       4,788,087
      Linear Technology Corp.                   98,620       3,852,097
      Maxim Integrated Products, Inc.           27,010       1,161,970
                                                         -------------
        Semiconductors & Semiconductor Equipment Total      12,458,318

   SOFTWARE - 2.6%
      Fair Isaac Corp.                          36,400       1,230,320
      Microsoft Corp.                          225,900       5,688,162
      Oracle Corp. (a)                         227,765       2,940,446
                                                         -------------
                                        Software Total       9,858,928
                                                         -------------
                          INFORMATION TECHNOLOGY TOTAL      45,943,104

MATERIALS - 5.6%

   CHEMICALS - 1.4%
      E.I. du Pont de Nemours & Co.            103,960       5,541,068
                                                         -------------
                                       Chemicals Total       5,541,068

   CONTAINERS & PACKAGING - 2.1%
      Sealed Air Corp. (a)                      66,600       3,481,182
      Smurfit-Stone Container Corp. (a)        270,700       4,501,741
                                                         -------------
                          Containers & Packaging Total       7,982,923

              92 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                                SHARES      VALUE ($)
                                               -------   -------------

COMMON STOCKS - (CONTINUED)

MATERIALS - (CONTINUED)

   METALS & MINING - 1.8%
      Alcoa, Inc.                              104,800       3,366,176
      International Steel Group, Inc. (a)       84,870       3,543,322
                                                         -------------
                                 Metals & Mining Total       6,909,498

   PAPER & FOREST PRODUCTS - 0.3%
      Sappi Ltd., ADR                           96,680       1,297,446
                                                         -------------
                         Paper & Forest Products Total       1,297,446
                                                         -------------
                                       MATERIALS TOTAL      21,730,935

TELECOMMUNICATION SERVICES - 3.0%

   DIVERSIFIED TELECOMMUNICATION SERVICES - 2.4%
      Brasil Telecom Participacoes SA, ADR       7,010         238,340
      CenturyTel, Inc.                          43,590       1,466,368
      Qwest Communications
        International, Inc. (a)                570,000       2,223,000
      Telefonos de Mexico SA de CV, ADR         60,840       2,385,536
      Verizon Communications, Inc.              77,500       2,787,675
                                                         -------------
                        Diversified Telecommunication
                                        Services Total       9,100,919

   WIRELESS TELECOMMUNICATION SERVICES - 0.6%
      Nextel Communications, Inc.,
        Class A (a)                             84,670       2,491,838
                                                         -------------
                           Wireless Telecommunication
                                        Services Total       2,491,838
                                                         -------------
                      TELECOMMUNICATION SERVICES TOTAL      11,592,757

                                   Total Common Stocks
                                (Cost of $208,194,707)     226,284,878

MORTGAGE-BACKED
OBLIGATIONS - 14.5%                            PAR ($)

      Federal Home Loan Mortgage Corp.
        4.000% 09/15/15-10/15/26            15,120,000      14,722,003
        4.500% 10/15/18-08/15/28            23,632,638      23,401,241
        5.000% 05/01/34                      1,933,320       1,909,877
        5.500% 12/01/18-07/01/19             2,291,193       2,350,916
        6.000% 03/01/17-08/01/17             1,968,653       2,046,454
        6.500% 11/15/30-08/01/32             1,049,785       1,082,347
      Federal Housing Administration
        9.125% 03/25/33                      1,537,910       1,553,289
      Federal National Mortgage Association
        4.500% 11/25/14                        630,000         631,006
        5.000% 07/01/18-10/01/18             4,557,088       4,594,652
        5.842% 07/01/32 (b)                    796,702         821,719
        6.500% 07/25/30-12/25/30             1,924,456       1,937,691
        7.000% 10/15/31-04/15/32               318,651         337,535

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      Government National Mortgage Association
        7.000% 05/15/32                        303,363         321,336
                                                         -------------
                     Total Mortgage-Backed Obligations
                                 (Cost of $55,706,857)      55,710,066

CORPORATE FIXED-INCOME BONDS & NOTES - 13.8%

BASIC MATERIALS - 0.3%

   CHEMICALS - 0.1%
      Airgas, Inc.
        9.125% 10/01/11                         75,000          83,062
      EquiStar Chemicals LP
        10.125% 09/01/08                        25,000          28,813
        10.625% 05/01/11                        25,000          28,938
      Ethyl Corp.
        8.875% 05/01/10                         50,000          55,000
      MacDermid, Inc.
        9.125% 07/15/11                         50,000          55,312
      Nalco Co.
        7.750% 11/15/11                         25,000          27,063
                                                         -------------
                                       Chemicals Total         278,188

   FOREST PRODUCTS & PAPER - 0.0%
      Boise Cascade LLC
        7.125% 10/15/14 (c)                     95,000         101,175
                                                         -------------
                         Forest Products & Paper Total         101,175

   IRON/STEEL - 0.0%
      Russel Metals, Inc.
        6.375% 03/01/14                         65,000          65,813
                                                         -------------
                                      Iron/Steel Total          65,813

   MINING - 0.2%
      Alcan, Inc.
        7.250% 03/15/31                        675,000         826,889
                                                         -------------
                                          Mining Total         826,889
                                                         -------------
                                 BASIC MATERIALS TOTAL       1,272,065

COMMUNICATIONS - 1.9%

   MEDIA - 0.7%
      Comcast Corp.
        7.050% 03/15/33                        375,000         436,189
      Dex Media West LLC
        5.875% 11/15/11 (c)                     30,000          29,850
      DirecTV Holdings
        8.375% 03/15/13                        170,000         191,887
      EchoStar DBS Corp.
        5.750% 10/01/08                         90,000          91,350
        6.625% 10/01/14 (c)                     85,000          87,444
      Emmis Operating Co.
        6.875% 05/15/12                         35,000          35,700
      Lamar Media Corp.
        7.250% 01/01/13                        175,000         189,000

              See Accompanying Notes to Financial Statements. | 93

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

COMMUNICATIONS - (CONTINUED)

   MEDIA - (CONTINUED)
      LIN Television Corp.
        6.500% 05/15/13                        100,000         102,250
      Rogers Cable, Inc.
        7.875% 05/01/12                        100,000         110,750
      R.H. Donnelley Finance Corp.
        10.875% 12/15/12 (c)                   115,000         135,125
      TCI Communcations, Inc.
        7.250% 08/01/05                        335,000         340,159
      Time Warner, Inc.
        6.625% 05/15/29                        775,000         843,905
                                                         -------------
                                           Media Total       2,593,609

   TELECOMMUNICATIONS - 1.2%
      AT&T Wireless Services, Inc.
        8.750% 03/01/31                        750,000       1,021,342
      Deutsche Telekom International
        Finance BV
        8.500% 06/15/10                        525,000         616,765
      Nextel Communications, Inc.
        6.875% 10/31/13                         10,000          10,800
        7.375% 08/01/15                        175,000         191,625
      Rogers Wireless, Inc.
        7.500% 03/15/15                         15,000          16,425
        8.000% 12/15/12                        105,000         113,925
      Sprint Capital Corp.
        6.875% 11/15/28                        450,000         498,938
      Verizon Global Funding Corp.
        7.750% 12/01/30                      1,100,000       1,366,255
      Vodafone Group PLC
        7.750% 02/15/10                        750,000         857,752
                                                         -------------
                              Telecommunications Total       4,693,827
                                                         -------------
                                  COMMUNICATIONS TOTAL       7,287,436

CONSUMER CYCLICAL - 1.4%

   AUTO MANUFACTURERS - 0.7%
      DaimlerChrysler NA Holding Corp.
        8.500% 01/18/31                        475,000         605,478
      Ford Motor Credit Co.
        7.375% 10/28/09                      1,080,000       1,134,011
      General Motors Acceptance Corp.
        7.750% 01/19/10                        850,000         889,006
                                                         -------------
                              Auto Manufacturers Total       2,628,495

   ENTERTAINMENT - 0.1%
      Cinemark USA, Inc.
        9.000% 02/01/13                         95,000         106,044
      Speedway Motorsports, Inc.
        6.750% 06/01/13                         96,000         100,680
      Warner Music Group
        7.375% 04/15/14 (c)                     60,000          63,600
                                                         -------------
                                   Entertainment Total         270,324

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   HOME BUILDERS - 0.1%
      KB Home
        8.625% 12/15/08                        125,000         141,562
      Toll Corp.
        8.250% 12/01/11                        175,000         192,719
                                                         -------------
                                   Home Builders Total         334,281

   LEISURE TIME - 0.0%
      K2, Inc.
        7.375% 07/01/14                         60,000          64,920
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                         45,000          47,925
        6.875% 12/01/13                         50,000          54,625
        8.750% 02/02/11                         55,000          64,488
                                                         -------------
                                    Leisure Time Total         231,958

   LODGING - 0.2%
      Kerzner International
        8.875% 08/15/11                         75,000          81,750
      MGM Mirage, Inc.
        6.000% 10/01/09                         45,000          46,125
        9.750% 06/01/07                         30,000          33,225
      Park Place Entertainment Corp.
        8.875% 09/15/08                         15,000          16,987
        9.375% 02/15/07                         80,000          87,400
      Starwood Hotels & Resorts
        Worldwide, Inc.
        7.375% 05/01/07                        150,000         159,375
      Station Casinos, Inc.
        6.875% 03/01/16                        165,000         174,075
      Wynn Las Vegas LLC
        6.625% 12/01/14 (c)                     70,000          70,175
                                                         -------------
                                         Lodging Total         669,112

   RETAIL - 0.3%
      Autonation, Inc.
        9.000% 08/01/08                        100,000         113,000
      Couche-Tard
        7.500% 12/15/13                        125,000         134,062
      Domino's, Inc.
        8.250% 07/01/11                         30,000          32,438
      Group 1 Automotive, Inc.
        8.250% 08/15/13                         50,000          52,750
      Lowe's Companies, Inc.
        6.500% 03/15/29                        700,000         802,158
      Suburban Propane Partners
        6.875% 12/15/13                         45,000          46,125
                                                         -------------
                                          Retail Total       1,180,533
                                                         -------------
                               CONSUMER CYCLICAL TOTAL       5,314,703

              94 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

   CONSUMER NON-CYCLICAL - 1.3%

   BEVERAGES - 0.4%
      Constellation Brands, Inc.
        8.000% 02/15/08                        175,000         190,312
      Cott Beverages, Inc.
        8.000% 12/15/11                        175,000         189,438
      PepsiAmericas, Inc.
        3.875% 09/12/07                      1,000,000         993,430
                                                         -------------
                                       Beverages Total       1,373,180

   COMMERCIAL SERVICES - 0.1%
      Corrections Corp. of America
        7.500% 05/01/11                        125,000         132,969
      Iron Mountain, Inc.
        7.750% 01/15/15                        150,000         153,375
      United Rentals NA, Inc.
        7.750% 11/15/13                        105,000         105,525
                                                         -------------
                             Commercial Services Total         391,869

   FOOD - 0.3%
      Kroger Co.
        6.200% 06/15/12                        650,000         701,727
      Safeway, Inc.
        4.950% 08/16/10                        650,000         652,502
                                                         -------------
                                            Food Total       1,354,229

   HEALTHCARE SERVICES - 0.4%
      Extendicare Health Services
        6.875% 05/01/14                         30,000          30,600
        9.500% 07/01/10                         10,000          11,075
      Fisher Scientific International, Inc.
        6.750% 08/15/14 (c)                     55,000          58,369
      HCA, Inc.
        6.950% 05/01/12                        125,000         132,139
      Province Healthcare Co.
        7.500% 06/01/13                        125,000         139,844
      Triad Hospitals, Inc.
        7.000% 05/15/12                        100,000         106,500
      WellPoint, Inc.
        6.800% 08/01/12                        925,000       1,036,323
                                                         -------------
                             Healthcare Services Total       1,514,850

   HOUSEHOLD PRODUCTS/WARES - 0.0%
      Scotts Co.
        6.625% 11/15/13                         70,000          73,938
                                                         -------------
                        Household Products/Wares Total          73,938

   PHARMACEUTICALS - 0.1%
      AmerisourceBergen Corp.
        8.125% 09/01/08                         60,000          66,600
      Omnicare, Inc.
        8.125% 03/15/11                        175,000         186,375
                                                         -------------
                                 Pharmaceuticals Total         252,975
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL       4,961,041

                                               PAR ($)      VALUE ($)
                                               -------   -------------

ENERGY - 1.1%

   COAL - 0.1%
      Arch Western Finance
        6.750% 07/01/13 (d)                    155,000         160,813
      Peabody Energy Corp.
        6.875% 03/15/13                        170,000         184,450
                                                         -------------
                                            Coal Total         345,263

   OIL & GAS - 0.7%
      Chesapeake Energy Corp.
        6.375% 06/15/15 (c)                     15,000          15,825
        7.500% 09/15/13                        145,000         159,862
      Devon Energy Corp.
        7.950% 04/15/32                        550,000         713,520
      Marathon Oil Corp.
        6.800% 03/15/32                        600,000         683,382
      Newfield Exploration Co.
        6.625% 09/01/14 (c)                    130,000         139,913
      Occidental Petroleum Corp.
        4.250% 03/15/10                        775,000         765,638
      Plains Exploration & Production Co.
        7.125% 06/15/14                         90,000          99,000
      Pogo Producing Co.
        8.250% 04/15/11                         20,000          21,400
      Pride International, Inc.
        7.375% 07/15/14                        110,000         121,550
      Vintage Petroleum, Inc.
        7.875% 05/15/11                        100,000         107,250
                                                         -------------
                                       Oil & Gas Total       2,827,340

   OIL & GAS SERVICES - 0.1%
      Grant Prideco, Inc.
        9.000% 12/15/09                        145,000         159,862
        9.625% 12/01/07                         15,000          16,688
      Hornbeck Offshore Services, Inc.
        6.125% 12/01/14 (c)                     50,000          50,125
      Universal Compression, Inc.
        7.250% 05/15/10                         95,000          99,750
                                                         -------------
                              Oil & Gas Services Total         326,425

   PIPELINES - 0.2%
      Kinder Morgan Energy Partners LP
        7.300% 08/15/33                        600,000         715,338
      MarkWest Energy Partners
        6.875% 11/01/14 (c)                     45,000          46,238
      William Companies, Inc.
        7.125% 09/01/11                         15,000          16,500
        8.125% 03/15/12                         85,000          99,025
                                                         -------------
                                       Pipelines Total         877,101
                                                         -------------
                                          ENERGY TOTAL       4,376,129

              See Accompanying Notes to Financial Statements. | 95

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - 4.4%

   BANKS - 0.8%
      US Bank NA
        6.375% 08/01/11                      1,500,000       1,651,845
      Wachovia Corp.
        4.875% 02/15/14                        300,000         297,597
      Wells Fargo & Co.
        5.900% 05/21/06                      1,090,000       1,117,980
                                                         -------------
                                           Banks Total       3,067,422

   DIVERSIFIED FINANCIAL SERVICES - 2.7%
      American General Finance Corp.
        5.375% 09/01/09                        475,000         490,946
      Capital One Bank
        4.875% 05/15/08                        525,000         532,738
      CIT Group, Inc.
        4.125% 02/21/06                        575,000         577,944
      Citigroup, Inc.
        5.000% 09/15/14                      1,450,000       1,451,421
      Countrywide Home Loan, Inc.
        2.875% 02/15/07                        600,000         585,900
      Goldman Sachs Group, Inc.
        6.345% 02/15/34                        745,000         793,127
      Household Finance Corp.
        6.400% 06/17/08                      1,250,000       1,330,337
      JPMorgan Chase & Co.
        5.750% 01/02/13                      1,000,000       1,052,220
      Lehman Brothers Holdings, Inc.
        4.000% 01/22/08                        800,000         795,848
      Merrill Lynch & Co., Inc.
        4.125% 01/15/09                      1,000,000         988,150
      Morgan Stanley
        4.750% 04/01/14                      1,000,000         979,280
      SLM Corp.
        5.125% 08/27/12                        990,000       1,008,355
                                                         -------------
                  Diversified Financial Services Total      10,586,266

   INSURANCE - 0.4%
      Allstate Financial Global Funding II
        2.625% 10/22/06 (c)                  1,000,000         980,470
      Genworth Financial, Inc.
        4.750% 06/15/09                        650,000         657,976
                                                         -------------
                                       Insurance Total       1,638,446

   REAL ESTATE INVESTMENT TRUSTS - 0.3%
      Health Care Property Investors, Inc.
        6.450% 06/25/12                        850,000         924,808
      iStar Financial, Inc.
        5.125% 04/01/11                         25,000          24,979
        7.000% 03/15/08                         25,000          26,541
                                                         -------------
                   Real Estate Investment Trusts Total         976,328

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   SAVINGS & LOANS - 0.2%
      Washington Mutual, Inc.
        4.200% 01/15/10                        700,000         688,128
                                                         -------------
                                 Savings & Loans Total         688,128
                                                         -------------
                                      FINANCIALS TOTAL      16,956,590

INDUSTRIALS - 2.4%

   AEROSPACE & DEFENSE - 0.8%
      Boeing Co.
        6.125% 02/15/33                        850,000         933,427
      L-3 Communications Corp.
        6.125% 07/15/13                          5,000           5,144
        7.625% 06/15/12                        170,000         185,300
      Lockheed Martin Corp.
        8.500% 12/01/29                        700,000         965,503
      TransDigm, Inc.
        8.375% 07/15/11                        125,000         133,438
      United Technologies Corp.
        6.500% 06/01/09                        750,000         811,800
                                                         -------------
                             Aerospace & Defense Total       3,034,612

   ENVIRONMENTAL CONTROL - 0.2%
      Allied Waste North America, Inc.
        6.375% 04/15/11                         75,000          73,125
      Synagro Technologies, Inc.
        9.500% 04/01/09                         50,000          54,750
      Waste Management, Inc.
        7.375% 08/01/10                        700,000         787,150
                                                         -------------
                           Environmental Control Total         915,025

   HAND/MACHINE TOOLS - 0.0%
      Kennametal, Inc.
        7.200% 06/15/12                         85,000          94,337
                                                         -------------
                              Hand/Machine Tools Total          94,337

   MACHINERY DIVERSIFIED - 0.1%
      Westinghouse Air Brake Technologies Corp.
        6.875% 07/31/13                        155,000         163,137
                                                         -------------
                           Machinery Diversified Total         163,137

   MISCELLANEOUS MANUFACTURING - 0.5%
      General Electric Co.
        5.000% 02/01/13                      2,000,000       2,033,000
                                                         -------------
                     Miscellaneous Manufacturing Total       2,033,000

   PACKAGING & CONTAINERS - 0.2%
      Ball Corp.
        7.750% 08/01/06                        175,000         183,094
      Jefferson Smurfit Corp.
        8.250% 10/01/12                         55,000          59,537
      Owens-Illinois, Inc.
        7.500% 05/15/10                         90,000          95,175

              96 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   PACKAGING & CONTAINERS - (CONTINUED)
      Silgan Holdings, Inc.
        6.750% 11/15/13                        140,000         144,900
      Smurfit-Stone Container Corp.
        8.375% 07/01/12                         25,000          27,063
      Stone Container Finance
        7.375% 07/15/14                         35,000          36,575
                                                         -------------
                          Packaging & Containers Total         546,344

   TRANSPORTATION - 0.6%
      Canadian National Railway Co.
        7.195% 01/02/16                        891,544       1,046,342
      Offshore Logistics, Inc.
        6.125% 06/15/13                        105,000         105,525
      Teekay Shipping Corp.
        8.875% 07/15/11                        200,000         231,500
      Union Pacific Corp.
        3.875% 02/15/09                      1,000,000         978,630
                                                         -------------
                                  Transportation Total       2,361,997
                                                         -------------
                                     INDUSTRIALS TOTAL       9,148,452

TECHNOLOGY - 0.3%

   COMPUTERS - 0.3%
      International Business Machines Corp.
        5.875% 11/29/32                      1,000,000       1,066,650
                                                         -------------
                                       Computers Total       1,066,650

   SEMICONDUCTORS - 0.0%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11                        135,000         145,125
                                                         -------------
                                  Semiconductors Total         145,125
                                                         -------------
                                      TECHNOLOGY TOTAL       1,211,775

UTILITIES - 0.7%

   ELECTRIC - 0.6%
      AES Corp.
        7.750% 03/01/14                         70,000          77,437
      CenterPoint Energy Houston Electric LLC
        5.750% 01/15/14                        750,000         786,735
      Exelon Generation Co. LLC
        6.950% 06/15/11                        625,000         698,644
      Nevada Power Co.
        5.875% 01/15/15 (c)                     15,000          15,262
        6.500% 04/15/12                         30,000          31,800
      NorthWestern Corp.
        5.875% 11/01/14 (c)                      5,000           5,088
      Virginia Electric & Power Co.
        5.375% 02/01/07                        700,000         717,549
                                                         -------------
                                        Electric Total       2,332,515

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   GAS - 0.1%
      Sempra Energy
        4.750% 05/15/09                        375,000         377,070
                                                         -------------
                                             Gas Total         377,070
                                                         -------------
                                       UTILITIES TOTAL       2,709,585

            Total Corporate Fixed-Income Bonds & Notes
                                 (Cost of $51,086,219)      53,237,776

GOVERNMENT AGENCIES & OBLIGATIONS - 4.3%

FOREIGN GOVERNMENT BONDS - 1.0%
      Province of Ontario
        3.500% 09/17/07                      1,000,000         989,900
      Province of Quebec
        6.500% 01/17/06                      1,100,000       1,128,270
      Republic of Italy
        2.500% 03/31/06                      1,300,000       1,286,935
      United Mexican States
        7.500% 04/08/33                        250,000         277,000
                                                         -------------
                        FOREIGN GOVERNMENT BONDS TOTAL       3,682,105

U.S.  GOVERNMENT AGENCIES & OBLIGATIONS - 3.3%
      Federal Home Loan Bank
        2.250% 09/13/05                      1,480,000       1,473,324
        3.000% 05/15/06                        250,000         248,494
      U.S. Treasury Bond
        6.250% 08/15/23                        570,000         671,710
        7.250% 05/15/16                        860,000       1,067,441
      U.S. Treasury Inflation Index Note
        3.625% 01/15/08                      4,029,034       4,347,738
      U.S. Treasury Note
        3.500% 11/15/06                      1,415,000       1,414,502
        4.250% 11/15/13                      3,825,000       3,802,738
                                                         -------------
                            U.S. GOVERNMENT AGENCIES &
                                     OBLIGATIONS TOTAL      13,025,947

               Total Government Agencies & Obligations
                                 (Cost of $16,912,315)      16,708,052

              See Accompanying Notes to Financial Statements. | 97

________________________________________________________________________________
February 28, 2005 (Unaudited)                             Columbia Balanced Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 3.7%

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.5%
      Bear Stearns Asset Backed Securities, Inc.
        5.000% 01/25/34                      1,992,847       1,980,332
      Countrywide Alternative Loan Trust
        3.050% 03/25/34 (b)                  5,019,623       5,015,263
      SACO I, Inc.
        12.234% 09/25/24 (d)                    22,536          21,409
      Structured Asset Securities Corp.
        5.500% 05/25/33                      1,000,149         987,678
        5.500% 07/25/33                      1,471,723       1,480,767
                                                         -------------
                               COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL       9,485,449

COMMERCIAL MORTGAGE-BACKED SECURITY - 1.2%
      Nationslink Funding Corp.
        6.888% 11/10/30                      4,380,000       4,632,244
                                                         -------------
                            COMMERCIAL MORTGAGE-BACKED
                                        SECURITY TOTAL       4,632,244

             Total Collateralized Mortgage Obligations
                                 (Cost of $13,944,755)      14,117,693

ASSET-BACKED SECURITIES - 1.1%
      Cityscape Home Equity Loan Trust
        7.410% 05/25/28                        812,886         812,748
        7.940% 10/25/18 (d)                    611,069         610,757
      First Alliance Mortgage Trust
        7.340% 06/20/27                        182,870         183,081
      IMC Home Equity Loan Trust
        7.310% 11/20/28                      1,338,774       1,339,925
        7.520% 08/20/28                        665,720         665,753
      Salomon Brothers Mortgage
        Securities VII
        7.150% 06/25/28                        787,731         781,500
                                                         -------------
                         Total Asset-Backed Securities
                                  (Cost of $4,391,360)       4,393,764

SHORT-TERM OBLIGATIONS - 4.0%

U.S. GOVERNMENT OBLIGATION - 1.4%
      U.S. Treasury Bill
        2.480% 05/12/05 (e)                  5,335,000       5,308,600
                                                         -------------

REPURCHASE AGREEMENT - 2.6%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/28/05, due 03/01/05 at 2.500%,
      collateralized by a U.S. Treasury
      Note maturing 09/30/06, market
      value of $10,403,257 (repurchase
      proceeds $10,198,708)                 10,198,000      10,198,000
                                                         -------------
                          Total Short-Term Obligations
                                 (Cost of $15,506,600)      15,506,600

                                                            VALUE ($)
                                                         -------------

                            TOTAL INVESTMENTS - 100.2%
                            (COST OF $365,742,813) (f)     385,958,829

              OTHER ASSETS & LIABILITIES, NET - (0.2)%        (789,590)

                                   NET ASSETS - 100.0%     385,169,239

NOTES TO INVESTMENT PORTFOLIO:

(a)   Non-income producing security.

(b) Floating rate note. The interest rate shown reflects the rate as of February 28, 2005.

(c) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, these securities amounted to $1,798,659, which represents 0.5% of net assets.

(d) Variable rate security. The interest rate shown reflects the rate as of February 28, 2005.

(e)   The rate shown represents the annualized yield at the date of purchase.

(f)   Cost for federal income tax purposes is $366,131,956.

At February 28, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF               AGGREGATE    EXPIRATION   UNREALIZED
      TYPE         CONTRACTS     VALUE     FACE VALUE      DATE     APPRECIATION
      --------------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Notes            35    $ 7,258,672  $ 7,264,141    Jun-2005     $    5,469
                                                                      ----------

      On March 7, 2005, cash of $16,000 was pledged as collateral for open futures contracts and was being held by the broker of the futures contracts.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Common Stocks                                               58.8%
      Mortgage-Backed Obligations                                 14.5
      Corporate Fixed-Income Bonds & Notes                        13.8
      Government Agencies & Obligations                            4.3
      Collateralized Mortgage Obligations                          3.7
      Asset-Backed Securities                                      1.1
      Short-Term Obligations                                       4.0
      Other Assets & Liabilities, Net                             (0.2)
                                                                 -----
                                                                 100.0%
                                                                 =====

                       ACRONYM                   NAME
                       -------                   ----
                        ADR          American Depositary Receipt

              98 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Short Term Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - 35.7%

COMMUNICATIONS - 4.1%

   MEDIA - 1.6%
      AOL Time Warner, Inc.
        6.125% 04/15/06                      2,460,000       2,520,861
      Gannett Co., Inc.
        4.950% 04/01/05                      2,000,000       2,003,360
      Jones Intercable, Inc.
        7.625% 04/15/08                      1,875,000       2,039,831
      TCI Communications, Inc.
        7.250% 08/01/05                      1,125,000       1,142,325
                                                         -------------
                                           Media Total       7,706,377

   TELECOMMUNICATIONS - 2.5%
      AT&T Wireless Services, Inc.
        7.500% 05/01/07                      1,970,000       2,110,520
      Deutsche Telekom
        International Finance
        8.500% 06/15/10                      1,450,000       1,703,446
      GTE Southwest, Inc.
        6.000% 01/15/06                      3,725,000       3,801,064
      Sprint Capital Corp.
        6.375% 05/01/09                      1,250,000       1,335,463
      Verizon Global Funding Corp.
        7.600% 03/15/07                        600,000         642,894
      Vodafone Group PLC
        7.750% 02/15/10                      2,350,000       2,687,624
                                                         -------------
                              Telecommunications Total      12,281,011
                                                         -------------
                                  COMMUNICATIONS TOTAL      19,987,388

CONSUMER CYCLICAL - 3.2%

   AUTO MANUFACTURERS - 1.8%
      DaimlerChrysler NA Holding Corp.
        4.750% 01/15/08                      1,575,000       1,587,442
      Ford Motor Credit Co.
        7.375% 10/28/09                      4,000,000       4,200,040
      General Motors Acceptance Corp.
        7.750% 01/19/10                      2,900,000       3,033,081
                                                         -------------
                              Auto Manufacturers Total       8,820,563

   HOUSEWARES - 0.7%
      Newell Rubbermaid, Inc.
        2.000% 05/01/05                      3,725,000       3,718,072
                                                         -------------
                                      Housewares Total       3,718,072

   RETAIL - 0.7%
      Costco Wholesale Corp.
        5.500% 03/15/07                        640,000         659,603
      Lowe's Companies, Inc.
        7.500% 12/15/05                      1,675,000       1,723,960
      Target Corp.
        5.950% 05/15/06                      1,000,000       1,025,920
                                                         -------------
                                          Retail Total       3,409,483
                                                         -------------
                               CONSUMER CYCLICAL TOTAL      15,948,118

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CONSUMER NON-CYCLICAL - 4.4%

   BEVERAGES - 1.3%
      Bottling Group LLC
        2.450% 10/16/06                      4,300,000       4,211,979
      Coca-Cola Enterprises, Inc.
        5.750% 11/01/08                      2,275,000       2,390,661
                                                         -------------
                                       Beverages Total       6,602,640

   COSMETICS/PERSONAL CARE - 0.2%
      Procter & Gamble Co.
        4.750% 06/15/07                        725,000         737,999
                                                         -------------
                         Cosmetics/Personal Care Total         737,999

   FOOD - 1.5%
      General Mills, Inc.
        2.625% 10/24/06                      2,800,000       2,743,384
      Kellogg Co.
        6.000% 04/01/06                      1,250,000       1,280,500
      Kroger Co.
        7.650% 04/15/07                      1,585,000       1,699,295
      Safeway, Inc.
        4.950% 08/16/10                      1,900,000       1,907,315
                                                         -------------
                                            Food Total       7,630,494

   HEALTHCARE SERVICES - 0.7%
      UnitedHealth Group, Inc.
        3.375% 08/15/07                      1,415,000       1,388,016
      WellPoint, Inc.
        4.875% 08/01/05                      2,225,000       2,239,262
                                                         -------------
                             Healthcare Services Total       3,627,278

   HOUSEHOLD PRODUCTS/WARES - 0.7%
      Fortune Brands, Inc.
        2.875% 12/01/06                      3,275,000       3,219,489
                                                         -------------
                        Household Products/Wares Total       3,219,489
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL      21,817,900

   ENERGY - 2.1%

   OIL & GAS - 2.1%
      ChevronTexaco Capital Co.
        3.500% 09/17/07                      3,350,000       3,312,982
      Devon Energy Corp.
        2.750% 08/01/06                      2,825,000       2,783,529
      Marathon Oil Corp.
        5.375% 06/01/07                      2,725,000       2,801,028
      Occidental Petroleum Corp.
        7.650% 02/15/06                      1,500,000       1,557,195
                                                         -------------
                                       Oil & Gas Total      10,454,734
                                                         -------------
                                          ENERGY TOTAL      10,454,734

              See Accompanying Notes to Financial Statements. | 99

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Short Term Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - 15.6%
   BANKS - 3.5%
      Marshall & lsley Corp.
        4.375% 08/01/09                      2,670,000       2,656,223
      U.S. Bancorp
        3.125% 03/15/08                      5,750,000       5,588,138
      Wachovia Corp.
        3.500% 08/15/08                      3,720,000       3,640,094
      Wells Fargo & Co.
        5.900% 05/21/06                      5,200,000       5,333,484
                                                         -------------
                                           Banks Total      17,217,939

   COMMERCIAL BANKS - 0.4%
      Fifth Third Bank
        2.700% 01/30/07                      2,075,000       2,028,250
                                                         -------------
                                Commercial Banks Total       2,028,250

   DIVERSIFIED FINANCIAL SERVICES - 9.4%
      American Express Credit Corp.
        3.000% 05/16/08                      4,000,000       3,863,040
      American General Finance Corp.
        3.000% 11/15/06                      3,000,000       2,952,660
      Bear Stearns Cos., Inc.
        6.500% 05/01/06                      2,600,000       2,683,980
      Capital One Bank
        4.875% 05/15/08                      1,625,000       1,648,952
      CIT Group, Inc.
        4.125% 02/21/06                      1,700,000       1,708,704
      Citigroup, Inc.
        6.750% 12/01/05                      2,700,000       2,766,555
      Countrywide Home Loans, Inc.
        2.875% 02/15/07                        500,000         488,250
      Goldman Sachs Group, Inc.
        4.125% 01/15/08                      2,560,000       2,562,202
      Household Finance Corp.
        6.400% 06/17/08                      3,225,000       3,432,271
      JPMorgan Chase & Co.
        3.800% 10/02/09                      4,000,000       3,882,840
      Lehman Brothers Holdings, Inc.
        4.000% 01/22/08                      2,500,000       2,487,025
        8.750% 03/15/05                        500,000         501,030
      Merrill Lynch & Co., Inc.
        4.125% 01/15/09                      2,500,000       2,470,375
      Morgan Stanley
        3.875% 01/15/09                      2,400,000       2,360,496
      Pitney Bowes Credit Corp.
        5.750% 08/15/08                      1,525,000       1,600,899
      Security Capital Group, Inc.
        7.150% 06/15/07                      6,315,000       6,727,180
      USA Education, Inc.
        5.625% 04/10/07                      4,000,000       4,121,880
                                                         -------------
                  Diversified Financial Services Total      46,258,339

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   INSURANCE - 1.0%
      Allstate Financial Global Funding II
        2.625% 10/22/06 (a)                  2,950,000       2,892,386
      Genworth Financial, Inc.
        4.750% 06/15/09                      2,010,000       2,034,663
                                                         -------------
                                       Insurance Total       4,927,049

   INVESTMENT COMPANIES - 0.3%
      Credit Suisse First Boston USA, Inc.
        4.625% 01/15/08                      1,630,000       1,650,587
                                                         -------------
                            Investment Companies Total       1,650,587

   REAL ESTATE INVESTMENT TRUSTS - 0.4%
      Health Care Property Investors, Inc.
        6.875% 06/08/05 (b)                  2,075,000       2,094,339
                                                         -------------
                   Real Estate Investment Trusts Total       2,094,339

   SAVINGS & LOANS - 0.6%
      Washington Mutual, Inc.
        4.200% 01/15/10                      2,855,000       2,806,579
                                                         -------------
                                 Savings & Loans Total       2,806,579
                                                         -------------
                                      FINANCIALS TOTAL      76,983,082

INDUSTRIALS - 4.1%

   AEROSPACE & DEFENSE - 0.9%
      Boeing Co.
        8.100% 11/15/06                      1,820,000       1,941,067
      United Technologies Corp.
        4.875% 11/01/06                      2,475,000       2,513,882
                                                         -------------
                             Aerospace & Defense Total       4,454,949

   ENVIRONMENTAL CONTROL - 0.5%
      USA Waste Services, Inc.
        7.125% 10/01/07                      2,430,000       2,602,967
                                                         -------------
                           Environmental Control Total       2,602,967

   MACHINERY - 1.3%
      Caterpillar Financial Services Corp.
        3.625% 11/15/07                      3,350,000       3,317,069
      John Deere Capital Corp.
        3.900% 01/15/08                      3,000,000       2,981,310
                                                         -------------
                                       Machinery Total       6,298,379

   MISCELLANEOUS MANUFACTURING - 0.4%
      Honeywell International, Inc.
        5.125% 11/01/06                      1,620,000       1,652,659
                                                         -------------
                     Miscellaneous Manufacturing Total       1,652,659

   TRANSPORTATION - 1.0%
      Canadian National Railway Co.
        6.450% 07/15/06 (b)                    910,000         940,330
      CSX Corp.
        6.460% 06/22/05                      2,250,000       2,272,793

             100 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Short Term Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   TRANSPORTATION - (CONTINUED)
      Union Pacific Corp.
        3.875% 02/15/09                      1,825,000       1,786,000
                                                         -------------
                                  Transportation Total       4,999,123
                                                         -------------
                                     INDUSTRIALS TOTAL      20,008,077

TECHNOLOGY - 0.5%

   COMPUTERS - 0.5%
      International Business Machines Corp.
        2.375% 11/01/06                      2,700,000       2,641,653
                                                         -------------
                                       Computers Total       2,641,653
                                                         -------------
                                      TECHNOLOGY TOTAL       2,641,653

UTILITIES - 1.7%

   ELECTRIC - 0.9%
      Exelon Generation Co.
        6.950% 06/15/11                      1,850,000       2,067,986
      Virginia Electric & Power Co.
        5.375% 02/01/07                      2,400,000       2,460,168
                                                         -------------
                                        Electric Total       4,528,154
   GAS - 0.8%
      Kinder Morgan Energy Partners LP
        8.000% 03/15/05                      2,415,000       2,419,057
      Sempra Energy
        4.750% 05/15/09                      1,150,000       1,156,348
                                                         -------------
                                             Gas Total       3,575,405
                                                         -------------
                                       UTILITIES TOTAL       8,103,559

            Total Corporate Fixed-Income Bonds & Notes
                                (Cost of $177,937,276)     175,944,511

MORTGAGE-BACKED OBLIGATIONS - 20.9%

      Federal Home Loan Mortgage Corp.
        3.000% 06/15/09                      2,891,619       2,885,294
        4.000% 05/01/11-10/15/26            17,613,710      17,449,657
        4.500% 05/01/19-01/01/20            37,152,476      36,732,906
        5.000% 09/01/19-05/01/34             7,095,805       7,118,196
        5.500% 05/01/17-07/01/19             6,964,247       7,146,381
        6.000% 10/01/06-06/15/31             1,965,352       2,015,688
        7.000% 05/01/19-06/15/22               218,988         218,845
        7.500% 09/01/15                        199,060         210,249
        8.500% 09/15/06-07/01/30               195,036         209,400

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      Federal National Mortgage Association
        (c) 05/25/23                         1,295,000       1,008,205
        3.080% 09/25/18 (d)                  2,985,807       2,989,033
        4.500% 01/01/20                      1,216,226       1,202,491
        5.000% 04/25/31                      6,273,640       6,296,482
        5.500% 02/01/18                      3,523,903       3,612,341
        6.000% 03/01/09-12/18/27             2,300,796       2,369,140
        6.500% 03/01/12-07/01/32               120,218         126,151
        7.500% 08/01/15                        148,191         156,728
        8.000% 10/25/06                         11,220          11,486
        8.000% 05/01/15-07/01/31               427,076         457,053
      Government National Mortgage Association
        3.500% 12/20/26                      8,964,363       8,919,789
        5.000% 05/16/27                        759,159         764,264
        6.500% 09/15/13-11/15/33               900,511         947,472
        7.000% 11/15/13-08/15/29               339,623         360,232
                                                         -------------

                     Total Mortgage-Backed Obligations
                                (Cost of $103,838,878)     103,207,483

COLLATERALIZED MORTGAGE OBLIGATIONS - 17.4%

COLLATERALIZED MORTGAGE OBLIGATIONS - 16.8%
      Bank of America Mortgage Securities
        5.250% 02/25/18 (e)                  1,865,245       1,851,535
      Bear Stearns Adjustable Rate
        Mortgage Trust
        3.515% 06/25/34 (b)                  3,583,400       3,646,504
      Bear Stearns Alternative Trust
        3.000% 09/25/34 (d)                  2,912,962       2,913,002
      Bear Stearns Asset-Backed Securities, Inc.
        7.000% 08/25/36 (a)                    682,688         682,688
      Countrywide Alternative Loan Trust
        3.050% 08/25/18 (d)                  9,923,147       9,870,456
      Countrywide Home Loans Mortgage
        Pass Through Trust
        3.050% 03/25/34 (d)                  1,465,097       1,463,825
        3.150% 03/25/34 (d)                  7,244,061       7,252,247
        5.000% 01/25/18                        875,476         873,637
        5.750% 01/25/33                         23,131          23,067
      First Alliance Mortgage Loan Trust
        6.680% 06/25/25                        241,034         240,673
      GMAC Mortgage
        Corporation Loan Trust
        3.150% 05/25/18 (d)                  4,510,699       4,510,699
      Ocwen Residential MBS Corp.
        7.000% 10/25/40 (a)                    130,643         131,848
      PNC Mortgage Securities Corp.
        0.010% 04/28/27 (b)                     13,303          12,238
      Residential Accredit Loans, Inc.
        3.250% 07/25/32 (d)                    163,416         163,610
        3.050% 06/25/34 (d)                  9,566,338       9,566,338
      Residential Asset Securitization Trust
        3.100% 02/25/34 (d)                 10,376,799      10,375,761
        6.000% 01/25/33                         30,261          30,238

              See Accompanying Notes to Financial Statements. | 101

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Short Term Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)

COLLATERALIZED MORTGAGE OBLIGATIONS - (CONTINUED)
      Residential Funding Mortgage
        Securities I, Inc.
        3.050% 07/25/18 (d)                  9,222,791       9,193,093
      Sears Corp.
        8.500% 04/01/17                        102,314         102,314
      Small Business Administration
        2.875% 06/25/22 (d)                    529,234         531,532
      Structured Asset Securities Corp.
        5.500% 05/25/33                        500,075         493,839
        5.500% 07/25/33                        352,758         354,926
        5.750% 04/25/33                      4,150,933       4,161,423
        6.000% 09/25/32                        249,311         246,937
      Washington Mutual Mortgage
        Securities Corp.
        3.150% 03/25/18 (d)                  4,037,414       4,058,651
        3.150% 06/25/18 (d)                  3,513,238       3,532,034
      Wells Fargo Mortgage-Backed
        Securities Trust
        5.250% 08/25/33                      6,454,355       6,508,442
                                                         -------------
                              COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL      82,791,557

COMMERICIAL MORTGAGE-BACKED SECURITIES - 0.6%
      Nationslink Funding Corp.
        6.888% 11/10/30                      2,630,000       2,781,462
                                                         -------------
                          COMMERICIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL       2,781,462

             Total Collateralized Mortgage Obligations
                                 (Cost of $85,585,852)      85,573,019

ASSET-BACKED SECURITIES - 11.3%
      ABFS Mortgage Loan Trust
        4.428% 12/15/33                        141,017         133,656
      Advanta Mortgage Loan Trust
        7.750% 10/25/26                         68,744          69,670
      AmeriCredit Automobile
        Receivables Trust
        5.370% 06/12/08                        469,056         473,691
      Amresco Residential Securities
        Mortgage Loan Trust
        2.890% 07/25/28 (d)                    194,349         195,443
        3.070% 06/25/27 (d)                     49,605          49,614
      CIT Equipment Collateral
        2.200% 03/20/08                      3,050,000       3,003,818
      Cityscape Home Equity Loan Trust
        7.380% 07/25/28                        182,440         182,391
        7.410% 05/25/28                         91,336          91,320
      First Horizon Mortgage Pass-Through
        Trust
        3.100% 06/25/18 (d)                  2,262,896       2,272,354
        3.150% 03/25/18 (d)                  6,744,933       6,779,535
      Harley Davidson Motorcycle Trust
        3.090% 06/15/10                      1,366,836       1,352,676

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      Honda Auto Receivables Owner Trust
        3.000% 05/18/06                        497,090         497,190
      IMC Home Equity Loan Trust
        7.080% 08/20/28                        123,841         123,762
        7.310% 11/20/28                        101,329         101,416
        7.500% 04/25/26                        770,796         789,520
        7.520% 08/20/28                        524,587         524,614
      Keycorp Student Loan Trust
        3.010% 10/25/25 (d)                 12,080,000      12,171,929
        3.549% 01/27/23 (a)(d)               3,451,101       3,475,880
      Morgan Stanley Dean Witter
        3.070% 11/25/32 (d)                    545,731         553,988
      Nissan Auto Receivables Owner Trust
        4.600% 09/17/07                      1,779,623       1,788,592
      Novastar Home Equity Loan
        3.020% 02/25/34 (d)                  1,572,020       1,576,107
      Residential Asset Mortgage Products
        2.990% 09/25/33 (d)                  2,046,456       2,054,171
      Residential Funding Mortgage
        Securities 1, Inc.
        2.940% 08/25/33 (d)                    149,461         149,706
      SLM Student Loan Trust
        3.269% 01/25/10 (d)                    960,523         961,679
        3.599% 07/25/11 (d)                  6,030,000       6,033,437
        3.719% 01/25/13 (d)                  8,950,000       9,241,360
      University Support Services, Inc.
        2.879% 09/20/15 (d)                  1,205,423       1,216,320
                                                         -------------

                         Total Asset-Backed Securities
                                 (Cost of $55,622,238)      55,863,839

GOVERNMENT AGENCIES & OBLIGATIONS - 8.4%

FOREIGN GOVERNMENT BONDS - 2.3%
      Canadian Government Bond
        6.750% 08/28/06                      1,000,000       1,046,130
      Province of Ontario
        3.500% 09/17/07                      3,500,000       3,464,650
      Province of Quebec
        6.500% 01/17/06                      1,100,000       1,128,270
      Republic of Italy
        2.500% 03/31/06                      1,950,000       1,930,402
      United Mexican States
        4.625% 10/08/08                      3,600,000       3,618,000
                                                         -------------
                        FOREIGN GOVERNMENT BONDS TOTAL      11,187,452

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 6.1%
      A.I.D. Morocco
        3.156% 05/01/23 (d)                    462,500         455,563
      Federal Home Loan Bank
        2.250% 09/13/05                      5,300,000       5,276,092
        3.000% 05/15/06 (f)                    500,000         496,987
      U.S. Treasury Bond
        6.250% 08/15/23                         30,000          35,353

             102 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Short Term Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

GOVERNMENT AGENCIES & OBLIGATIONS - (CONTINUED)

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - (CONTINUED)
      U.S. Treasury Inflation Index Note
        3.625% 01/15/08                     14,248,878      15,375,992
      U.S. Treasury Note
        3.500% 11/15/06                      8,740,000       8,736,924
                                                         -------------
                            U.S. GOVERNMENT AGENCIES &
                                     OBLIGATIONS TOTAL      30,376,911

               Total Government Agencies & Obligations
                                 (Cost of $41,910,566)      41,564,363

SHORT-TERM OBLIGATIONS - 5.8%

U.S. GOVERNMENT OBLIGATION - 2.1%
      U.S. Treasury Bill
        2.480% 051/2/05 (g)                 10,205,000      10,154,638
                                                         -------------

REPURCHASE AGREEMENT - 3.7%
      Repurchase agreement with State
      Street Bank & Trust Co., dated
      02/28/05, due 03/01/05 at 2.500%,
      collateralized by a U.S. Treasury
      Note maturing 09/30/05, market
      value of $18,770,662 (repurchase
      proceeds $18,402,278)                 18,401,000      18,401,000
                                                         -------------

                          Total Short-Term Obligations
                                 (Cost of $28,555,638)      28,555,638

                             TOTAL INVESTMENTS - 99.5%
                            (COST OF $493,450,448) (h)     490,708,853

                OTHER ASSETS & LIABILITIES, NET - 0.5%       2,443,125

                                   NET ASSETS - 100.0%     493,151,978

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, these securities amounted to $7,182,802, which represents 1.5% of net assets.

(b) Variable rate security. The interest rate shown reflects the rate at February 28, 2005.

(c)   Zero coupon bond.

(d) Floating rate security. The interest rate shown reflects the rate as of February 28, 2005.

(e)   Investments in affiliates during the period ended February 28, 2005.

      Security name:

      Bank of America Mortgage Securities (as a result of a merger effective April 1, 2004, Bank of America Corp. became the parent company of the Investment Advisor.)

      Par as of 08/31/04:                  $ 2,252,966
      Par purchased:                       $        --
      Par sold:                            $   387,721
      Par as of 02/28/05:                  $ 1,865,245
      Net realized gain or loss:           $        --
      Interest income earned:              $    45,118
      Value at end of period:              $ 1,851,535

(f)   Security pledged as collateral for open futures contracts.

(g)   The rate shown represents the annualized yield at the date of purchase.

(h)   Cost for federal income tax purposes is $493,293,337.

      At February 28, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF               AGGREGATE    EXPIRATION   UNREALIZED
      TYPE         CONTRACTS     VALUE     FACE VALUE      DATE     APPRECIATION
      --------------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Notes           245    $50,810,703  $50,848,984    Jun-2005     $   38,281
                                                                      ----------

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Corporate Fixed-Income Bonds & Notes                        35.7%
      Mortgage-Backed Obligations                                 20.9
      Collateralized Mortgage Obligations                         17.4
      Asset-Backed Securities                                     11.3
      Government Agencies & Obligations                            8.4
      Short-Term Obligations                                       5.8
      Other Assets & Liabilities, Net                              0.5
                                                                 -----
                                                                 100.0%
                                                                 =====

              See Accompanying Notes to Financial Statements. | 103

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MORTGAGE-BACKED OBLIGATIONS - 38.8%

      Federal Home Loan Mortgage Corp.
        3.500% 10/01/18                      4,771,400       4,474,715
        4.000% 09/15/15-10/15/26            23,795,000      22,951,722
        4.500% 10/15/18-08/15/28            37,073,163      36,734,385
        5.000% 05/01/34                      2,508,998       2,478,575
        5.500% 12/01/18-09/01/34             9,217,753       9,382,150
        6.000% 05/01/17-08/01/34             8,971,314       9,222,269
        6.500% 10/15/23-08/01/32             2,598,365       2,686,958
      Federal Housing Administration
        8.500% 05/01/23                      2,088,216       2,109,098
      Federal National Mortgage Association
        4.500% 11/25/14                      2,050,000       2,053,273
        5.000% 06/01/18-08/01/18             9,366,213       9,442,801
        5.500% 12/01/17                        394,744         405,072
        5.948% 06/01/32 (a)                     71,278          72,501
        6.000% 03/01/09                        822,526         836,458
        6.089% 07/01/32 (a)                    903,191         911,911
        6.500% 07/25/30-07/01/32               465,568         469,643
      Government National Mortgage Association
        4.500% 04/16/28                      2,090,000       2,082,481
        5.000% 05/15/33-02/15/35             2,629,800       2,620,813
        6.000% 05/15/33                      1,000,600       1,033,967
                                                         -------------

                     Total Mortgage-Backed Obligations
                                (Cost of $109,858,917)     109,968,792

CORPORATE FIXED-INCOME BONDS & NOTES - 36.5%

BASIC MATERIALS - 0.9%

   CHEMICALS - 0.2%
      Airgas, Inc.
        9.125% 10/01/11                        140,000         155,050
      EquiStar Chemicals LP
        10.125% 09/01/08                        25,000          28,813
        10.625% 05/01/11                       100,000         115,750
      Ethyl Corp.
        8.875% 05/01/10                         50,000          55,000
      MacDermid, Inc.
        9.125% 07/15/11                        115,000         127,219
      Nalco Co.
        7.750% 11/15/11                         75,000          81,187
                                                         -------------
                                       Chemicals Total         563,019

   FOREST PRODUCTS & PAPER - 0.3%
      Boise Cascade LLC
        7.125% 10/15/14 (b)                    200,000         213,000
      International Paper Co.
        4.250% 01/15/09                        510,000         507,093
                                                         -------------
                         Forest Products & Paper Total         720,093

   IRON/STEEL - 0.0%
      Russel Metals, Inc.
        6.375% 03/01/14                        135,000         136,688
                                      Iron/Steel Total         136,688

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   METALS & MINING - 0.4%
      Alcan, Inc.
        7.250% 03/15/31                      1,000,000       1,225,020
                                                         -------------
                                 Metals & Mining Total       1,225,020
                                                         -------------
                                 BASIC MATERIALS TOTAL       2,644,820

COMMUNICATIONS - 4.8%

   MEDIA - 1.7%
      Comcast Corp.
        7.050% 03/15/33                        870,000       1,011,958
      Dex Media West LLC
        5.875% 11/15/11 (b)                    170,000         169,150
      DirecTV Holdings
        8.375% 03/15/13                        245,000         276,544
      EchoStar DBS Corp.
        5.750% 10/01/08                        320,000         324,800
        6.625% 10/01/14 (b)                    105,000         108,019
      Emmis Operating Co.
        6.875% 05/15/12                         75,000          76,500
      Lamar Media Corp.
        7.250% 01/01/13                        225,000         243,000
      LIN Television Corp.
        6.500% 05/15/13                        200,000         204,500
      R.H. Donnelley Finance Corp.
        10.875% 12/15/12                        75,000          88,125
        10.875% 12/15/12 (b)                   160,000         188,000
      Rogers Cable, Inc.
        7.875% 05/01/12                        255,000         282,412
      TCI Communications, Inc.
        7.250% 08/01/05                        500,000         507,700
      Time Warner, Inc.
        6.625% 05/15/29                      1,310,000       1,426,472
                                                         -------------
                                           Media Total       4,907,180

   TELECOMMUNICATIONS - 3.1%
      AT&T Wireless Services, Inc.
        8.750% 03/01/31                      1,200,000       1,634,148
      Deutsche Telekom International
        Finance BV
        8.500% 06/15/10                      1,390,000       1,632,958
      Nextel Communications, Inc.
        6.875% 10/31/13                         40,000          43,200
        7.375% 08/01/15                        350,000         383,250
      Rogers Wireless, Inc.
        7.500% 03/15/15                         30,000          32,850
        8.000% 12/15/12                        140,000         151,900
      Sprint Capital Corp.
        6.875% 11/15/28                        950,000       1,053,313
      Verizon Global Funding Corp.
        7.750% 12/01/30                      1,700,000       2,111,485
      Vodafone Group PLC
        7.750% 02/15/10                      1,500,000       1,715,505
                                                         -------------
                              Telecommunications Total       8,758,609
                                                         -------------
                                  COMMUNICATIONS TOTAL      13,665,789

             104 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - 4.4%

   AUTO MANUFACTURERS - 1.7%
      DaimlerChrysler NA Holding Corp.
        8.500% 01/18/31                        675,000         860,416
      Ford Motor Credit Co.
        7.375% 10/28/09                      2,375,000       2,493,774
      General Motors Acceptance Corp.
        7.750% 01/19/10                      1,385,000       1,448,557
                                                         -------------
                              Auto Manufacturers Total       4,802,747

   ENTERTAINMENT - 0.2%
      Cinemark USA, Inc.
        9.000% 02/01/13                        185,000         206,506
      Speedway Motorsports, Inc.
        6.750% 06/01/13                        190,000         199,263
      Warner Music Group
        7.375% 04/15/14 (b)                    110,000         116,600
                                                         -------------
                                   Entertainment Total         522,369

   HOME BUILDERS - 0.3%
      KB Home
        8.625% 12/15/08                        350,000         396,375
      Toll Corp.
        8.250% 12/01/11                        350,000         385,437
                                                         -------------
                                   Home Builders Total         781,812

   LEISURE TIME - 0.2%
      K2, Inc.
        7.375% 07/01/14                        125,000         135,250
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                         80,000          85,200
        6.875% 12/01/13                        100,000         109,250
        8.750% 02/02/11                        155,000         181,738
                                                         -------------
                                    Leisure Time Total         511,438

   LODGING - 0.5%
      ITT Corp.
        6.750% 11/15/05                         70,000          71,487
      Kerzner International, Ltd.
        8.875% 08/15/11                        150,000         163,500
      MGM Mirage, Inc.
        6.000% 10/01/09                        285,000         292,125
        9.750% 06/01/07                         15,000          16,613
      Park Place Entertainment Corp.
        8.875% 09/15/08                         25,000          28,313
        9.375% 02/15/07                        160,000         174,800
      Starwood Hotels & Resorts
        Worldwide, Inc.
        7.875% 05/01/12                        105,000         121,669
      Station Casinos, Inc.
        6.875% 03/01/16                        375,000         395,625
      Wynn Las Vegas LLC
        6.625% 12/01/14 (b)                    145,000         145,362
                                                         -------------
                                         Lodging Total       1,409,494


                                               PAR ($)      VALUE ($)
                                               -------   -------------

   RETAIL - 1.5%
      AutoNation, Inc.
        9.000% 08/01/08                        200,000         226,000
      Costco Wholesale Corp.
        5.500% 03/15/07                      1,900,000       1,958,197
      Couche-Tard
        7.500% 12/15/13                        170,000         182,325
      Domino's, Inc.
        8.250% 07/01/11                         50,000          54,063
      Group 1 Automotive, Inc.
        8.250% 08/15/13                         80,000          84,400
      Lowe's Companies, Inc.
        6.500% 03/15/29                      1,510,000       1,730,370
      Suburban Propane Partners
        6.875% 12/15/13                        100,000         102,500
                                                         -------------
                                          Retail Total       4,337,855
                                                         -------------
                               CONSUMER CYCLICAL TOTAL      12,365,715

CONSUMER NON-CYCLICAL - 4.3%

   BEVERAGES - 0.5%
      Anheuser-Busch Companies, Inc.
        5.750% 04/01/10                        530,000         560,724
      Constellation Brands, Inc.
        8.000% 02/15/08                        350,000         380,625
      Cott Beverages, Inc.
        8.000% 12/15/11                        345,000         373,463
                                                         -------------
                                       Beverages Total       1,314,812

   COMMERCIAL SERVICES - 0.3%
      Corrections Corp. of America
        7.500% 05/01/11                        275,000         292,531
      Iron Mountain, Inc.
        8.625% 04/01/13                        255,000         269,025
      United Rentals NA, Inc.
        7.750% 11/15/13                        190,000         190,950
                                                         -------------
                             Commercial Services Total         752,506

   FOOD - 2.0%
      General Mills, Inc.
        2.625% 10/24/06                        915,000         896,499
      Kroger Co.
        7.650% 04/15/07                      1,450,000       1,554,559
      Pepsi Bottling Holdings, Inc.
        5.625% 02/17/09 (b)                  2,050,000       2,150,778
      Safeway, Inc.
        4.950% 08/16/10                      1,145,000       1,149,408
                                                         -------------
                                            Food Total       5,751,244
   HEALTHCARE SERVICES - 1.3%
      Extendicare Health Services
        6.875% 05/01/14                         65,000          66,300
        9.500% 07/01/10                         15,000          16,613
      Fisher Scientific International
        6.750% 08/15/14 (b)                    115,000         122,044

              See Accompanying Notes to Financial Statements. | 105

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   HEALTHCARE SERVICES - (CONTINUED)
      HCA, Inc.
        6.950% 05/01/12                        235,000         248,421
      Province Healthcare Co.
        7.500% 06/01/13                        250,000         279,687
      Triad Hospitals, Inc.
        7.000% 05/15/12                        250,000         266,250
        7.000% 11/15/13                         15,000          15,563
      UnitedHealth Group, Inc.
        3.375% 08/15/07                      1,000,000         980,930
      WellPoint, Inc.
        6.800% 08/01/12                      1,550,000       1,736,542
                                                         -------------
                             Healthcare Services Total       3,732,350

   HOUSEHOLD PRODUCTS/WARES - 0.1%
      Scotts Co.
        6.625% 11/15/13                        175,000         184,844
                                                         -------------
                        Household Products/Wares Total         184,844

   PHARMACEUTICALS - 0.1%
      AmerisourceBergen Corp.
        8.125% 09/01/08                        115,000         127,650
      Omnicare, Inc.
        8.125% 03/15/11                        290,000         308,850
                                                         -------------
                                 Pharmaceuticals Total         436,500
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL      12,172,256

ENERGY - 3.1%

   COAL - 0.2%
      Arch Western Finance
        6.750% 07/01/13                        210,000         217,875
      Peabody Energy Corp.
        6.875% 03/15/13                        340,000         368,900
                                                         -------------
                                            Coal Total         586,775

   OIL & GAS - 2.0%
      Chesapeake Energy Corp.
        6.375% 06/15/15 (b)                     65,000          68,575
        7.500% 09/15/13                        320,000         352,800
      Devon Energy Corp.
        7.950% 04/15/32                      1,150,000       1,491,906
      Marathon Oil Corp.
        6.800% 03/15/32                      1,000,000       1,138,970
      Newfield Exploration Co.
        6.625% 09/01/14 (b)                    240,000         258,300
      Occidental Petroleum Corp.
        4.250% 03/15/10                      1,825,000       1,802,954
      Plains Exploration & Production Co.
        7.125% 06/15/14                        170,000         187,000
      Pride International, Inc.
        7.375% 07/15/14                        205,000         226,525

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      Vintage Petroleum, Inc.
        7.875% 05/15/11                        150,000         160,875
        8.250% 05/01/12                         25,000          27,563
                                                         -------------
                                       Oil & Gas Total       5,715,468

   OIL & GAS SERVICES - 0.3%
      Grant Prideco, Inc.
        9.000% 12/15/09                        360,000         396,900
        9.625% 12/01/07                         40,000          44,500
      Hornbeck Offshore Services, Inc.
        6.125% 12/01/14 (b)                    100,000         100,250
      Universal Compression, Inc.
        7.250% 05/15/10                        190,000         199,500
                                                         -------------
                              Oil & Gas Services Total         741,150

   PIPELINES - 0.6%
      Kinder Morgan Energy Partners LP
        6.875% 11/01/14 (b)                     90,000          92,475
        7.300% 08/15/33                      1,200,000       1,430,676
      Williams Companies, Inc.
        7.125% 09/01/11                         30,000          33,000
        8.125% 03/15/12                        195,000         227,175
                                                         -------------
                                       Pipelines Total       1,783,326
                                                         -------------
                                          ENERGY TOTAL       8,826,719

FINANCIALS - 11.5%

   BANKS - 2.6%
      US Bank NA
        6.375% 08/01/11                      2,350,000       2,587,890
      Wachovia Corp.
        4.875% 02/15/14                      2,145,000       2,127,819
      Wells Fargo & Co.
        5.900% 05/21/06                      2,600,000       2,666,742
                                                         -------------
                                           Banks Total       7,382,451

   DIVERSIFIED FINANCIAL SERVICES - 6.8%
      American General Finance Corp.
        5.375% 09/01/09                        850,000         878,535
      Capital One Bank
        4.875% 05/15/08                      1,025,000       1,040,109
      CIT Group, Inc.
        4.125% 02/21/06                      1,060,000       1,065,427
      Citigroup, Inc.
        5.000% 09/15/14                      2,655,000       2,657,602
      Countrywide Home Loans, Inc.
        2.875% 02/15/07                      1,000,000         976,500
      Goldman Sachs Group, Inc.
        6.345% 02/15/34                      1,550,000       1,650,130
      Household Finance Corp.
        6.400% 06/17/08                      1,850,000       1,968,899
      JPMorgan Chase & Co.
        5.750% 01/02/13                      2,545,000       2,677,900
      Lehman Brothers Holdings, Inc.
        4.000% 01/22/08                      1,000,000         994,810

             106 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)
      Merrill Lynch & Co., Inc.
        4.125% 01/15/09                      1,885,000       1,862,663
      Morgan Stanley
        4.750% 04/01/14                      1,530,000       1,498,298
      SLM Corp.
        5.125% 08/27/12                      2,000,000       2,037,080
                                                         -------------
                  Diversified Financial Services Total      19,307,953

   INSURANCE - 1.4%
      Allstate Financial Global Funding II
        2.625% 10/22/06 (b)                  2,500,000       2,451,175
      Genworth Financial, Inc.
        4.750% 06/15/09                      1,500,000       1,518,405
                                                         -------------
                                       Insurance Total       3,969,580

   REAL ESTATE INVESTMENT TRUSTS - 0.7%
      Health Care Property Investors, Inc.,
        6.450% 06/25/12                      1,410,000       1,534,094
      iStar Financial, Inc.,
        5.125% 04/01/11                        175,000         174,849
        7.000% 03/15/08                        150,000         159,246
                                                         -------------
                   Real Estate Investment Trusts Total       1,868,189
                                                         -------------
                                      FINANCIALS TOTAL      32,528,173

INDUSTRIALS - 5.3%

   AEROSPACE & DEFENSE - 1.8%
      Boeing Co.
        6.125% 02/15/33                      1,475,000       1,619,771
      L-3 Communications Corp.
        6.125% 07/15/13                          5,000           5,144
        7.625% 06/15/12                        330,000         359,700
      Lockheed Martin Corp.
        8.500% 12/01/29                        675,000         931,021
      TransDigm, Inc.
        8.375% 07/15/11                        175,000         186,812
      United Technologies Corp.
        7.125% 11/15/10                      1,900,000       2,139,172
                                                         -------------
                             Aerospace & Defense Total       5,241,620

   ENVIRONMENTAL CONTROL - 0.6%
      Allied Waste North America, Inc.
        6.375% 04/15/11                        180,000         175,500
      Synagro Technologies, Inc.
        9.500% 04/01/09                        100,000         109,500
      Waste Management, Inc.
        7.375% 08/01/10                      1,330,000       1,495,585
                                                         -------------
                           Environmental Control Total       1,780,585

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   HAND/MACHINE TOOLS - 0.1%
      Kennametal, Inc.
        7.200% 06/15/12                        165,000         183,125
                                                         -------------
                              Hand/Machine Tools Total         183,125

   MACHINERY DIVERSIFIED - 0.1%
      Manitowoc Co., Inc.
        7.125% 11/01/13                         10,000          10,800
      Westinghouse Air Brake Technologies Corp.
        6.875% 07/31/13                        200,000         210,500
                                                         -------------
                           Machinery Diversified Total         221,300

   MISCELLANEOUS MANUFACTURING - 1.0%
      General Electric Co.
        5.000% 02/01/13                      2,875,000       2,922,438
                                                         -------------
                     Miscellaneous Manufacturing Total       2,922,438

   PACKAGING & CONTAINERS - 0.4%
      Ball Corp.
        7.750% 08/01/06                        375,000         392,344
      Owens-Brockway Glass Container
        6.750% 12/01/14 (b)                     25,000          25,625
      Owens-Illinois, Inc.
        7.500% 05/15/10                        185,000         195,637
      Silgan Holdings, Inc.
        6.750% 11/15/13                        285,000         294,975
      Smurfit-Stone Container Corp.
        9.750% 02/01/11                        140,000         152,600
      Stone Container Finance
        7.375% 07/15/14                         95,000          99,275
                                                         -------------
                          Packaging & Containers Total       1,160,456

   TRANSPORTATION - 1.3%
      Canadian National Railway Co.
        7.195% 01/02/16                      1,906,913       2,238,010
      Offshore Logistics, Inc.
        6.125% 06/15/13                        205,000         206,025
      Teekay Shipping Corp.
        8.875% 07/15/11                        325,000         376,187
      Union Pacific Corp.
        3.875% 02/15/09                        790,000         773,118
                                                         -------------
                                  Transportation Total       3,593,340
                                                         -------------
                                     INDUSTRIALS TOTAL      15,102,864

TECHNOLOGY - 0.5%

   COMPUTERS - 0.4%
      International Business Machines Corp.
        5.875% 11/29/32                      1,000,000       1,066,650
                                                         -------------
                                       Computers Total       1,066,650

              See Accompanying Notes to Financial Statements. | 107

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

TECHNOLOGY - (CONTINUED)

   SEMICONDUCTORS - 0.1%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11                        175,000         188,125
                                                         -------------
                                  Semiconductors Total         188,125
                                                         -------------
                                      TECHNOLOGY TOTAL       1,254,775

UTILITIES - 1.7%

   ELECTRIC - 1.4%
      AES Corp.
        7.750% 03/01/14                        110,000         121,687
      CenterPoint Energy Houston Electric LLC
        5.750% 01/15/14                      1,400,000       1,468,572
      Exelon Generation Co. LLC
        6.950% 06/15/11                      1,300,000       1,453,179
      Hydro-Quebec
        6.970% 03/01/05                      1,000,000       1,000,300
      Nevada Power Co.
        5.875% 01/15/15 (b)                     50,000          50,875
        6.500% 04/15/12                         40,000          42,400
      NorthWestern Corp.
        5.875% 11/01/14 (b)                     10,000          10,175
                                                         -------------
                                        Electric Total       4,147,188
   GAS - 0.3%
      Sempra Energy
        4.750% 05/15/09                        750,000         754,140
                                                         -------------
                                             Gas Total         754,140
                                                         -------------
                                       UTILITIES TOTAL       4,901,328

            Total Corporate Fixed-Income Bonds & Notes
                                (Cost of $100,041,478)     103,462,439

GOVERNMENT AGENCIES & OBLIGATIONS - 9.8%

FOREIGN GOVERNMENT BONDS - 2.3%
      Province of Quebec
        7.000% 01/30/07                      1,490,000       1,576,702
      Republic of Italy
        2.500% 03/31/06                      2,750,000       2,722,363
      United Mexican States
        7.500% 04/08/33                      1,890,000       2,094,120
                                                         -------------
                        FOREIGN GOVERNMENT BONDS TOTAL       6,393,185

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 7.5%
      Federal Home Loan Bank
        2.250% 09/13/05                      3,060,000       3,046,196
        3.000% 05/15/06 (c)                    350,000         347,891
      U.S. Treasury Bond
        6.250% 08/15/23                      3,000,000       3,535,314

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      U.S. Treasury Inflation Index Note
        3.625% 01/15/08                      7,763,547       8,377,659
      U.S. Treasury Note
        3.500% 11/15/06                      4,555,000       4,553,397
        4.250% 11/15/13                      1,500,000       1,491,270
                                                         -------------
                            U.S. GOVERNMENT AGENCIES &
                                     OBLIGATIONS TOTAL      21,351,727

               Total Government Agencies & Obligations
                                 (Cost of $27,720,588)      27,744,912

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.0%

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.8%
      Bear Stearns Asset-Backed Securities, Inc.
        5.000% 01/25/34                      4,937,454       4,906,447
      Countrywide Alternative Loan Trust
        3.050% 03/25/34 (a)                  3,604,472       3,601,341
      Countrywide Home Loan Mortgage
        Pass Through Trust
        4.612% 12/19/33 (a)                  3,902,860       3,804,860
      IMPAC Secured Assets Corp.
        6.360% 08/25/32                        142,773         142,643
      Structured Asset Securities Corp.
        5.500% 07/25/33                      4,035,860       4,060,661
                                                         -------------
                              COLLATERALIZED MORTGAGE
                                     OBLIGATIONS TOTAL      16,515,952

COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.2%
      Nationslink Funding Corp.
        6.888% 11/10/30                      3,120,000       3,299,681
                                                         -------------
                           COMMERCIAL MORTGAGE-BACKED
                                      SECURITIES TOTAL       3,299,681

             Total Collateralized Mortgage Obligations
                                 (Cost of $19,941,682)      19,815,633

ASSET-BACKED SECURITIES - 3.3%

      Cityscape Home Equity Loan Trust
        7.940% 10/25/18 (a)                    415,527         415,315
      ContiMortgage Home Equity Trust
        7.680% 12/25/29                      1,370,707       1,390,418
      Fannie Mae Whole Loan
        7.800% 06/25/26                        463,929         489,271
      IMC Home Equity Loan Trust
        7.310% 11/20/28                      3,611,005       3,614,111
        7.500% 04/25/26                      1,137,240       1,164,866
        7.520% 08/20/28                      1,459,258       1,459,331
      New Century Home Equity Loan Trust
        7.320% 07/25/29                        200,104         204,271
      Salomon Brothers Mortgage
        Securities VII, Inc.
        7.150% 06/25/28                        490,144         486,266
                                                         -------------
                         Total Asset-Backed Securities
                                  (Cost of $9,147,562)       9,223,849

             108 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia Fixed Income Securities Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATIONS - 4.0%

U.S. GOVERNMENT OBLIGATION - 2.1%
      U.S. Treasury Bill
      2.480% 05/12/05 (d)                    5,880,000       5,850,836
                                                         -------------

REPURCHASE AGREEMENT - 1.9%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05,
      due 03/01/05 at 2.500%, collateralized
      by a U.S. Treasury Note maturing
      09/30/06, market value of $5,505,264
      (repurchase proceeds $5,397,375)       5,397,000       5,397,000
                                                         -------------

                          Total Short-Term Obligations
                                 (Cost of $11,247,836)      11,247,836


                             TOTAL INVESTMENTS - 99.4%
                            (COST OF $277,958,063) (e)     281,463,461

                OTHER ASSETS & LIABILITIES, NET - 0.6%       1,591,111

                                   NET ASSETS - 100.0%     283,054,572

NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate security. The interest rate shown reflects the rate as of February 28, 2005.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, these securities amounted to $6,270,403, which represents 2.2% of net assets.

(c)   Security pledged as collateral for open futures contracts.

(d)   The rate shown represents the annualized yield at the date of purchase.

(e)   Cost for federal income tax purposes is $278,841,750.

      At February 28, 2005, the Fund held the following open short futures contracts:

                   NUMBER OF               AGGREGATE    EXPIRATION   UNREALIZED
      TYPE         CONTRACTS     VALUE     FACE VALUE      DATE     APPRECIATION
      --------------------------------------------------------------------------
      2-Year U.S.
      Treasury
      Notes            65    $13,480,391  $13,490,547    Jun-2005       $10,156
                                                                      ----------

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Mortgage-Backed Obligations                                 38.8%
      Corporate Fixed-Income Bonds & Notes                        36.5
      Government Agencies & Obligations                            9.8
      Collateralized Mortgage Obligations                          7.0
      Asset-Backed Securities                                      3.3
      Short-Term Obligations                                       4.0
      Other Assets & Liabilities, Net                              0.6
                                                                 -----
                                                                 100.0%
                                                                 =====

              See Accompanying Notes to Financial Statements. | 109

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)              Columbia National Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - 90.0%

EDUCATION - 2.4%

   EDUCATION - 2.4%
      IL State Educational Facilities Authority
        DePaul University,
        Series 2003 C,
        Insured: AMBAC
        5.000% 09/01/18                        250,000         263,945
                                                         -------------
                                       Education Total         263,945
                                                         -------------
                                       EDUCATION TOTAL         263,945

HEALTH CARE - 11.0%

   HOSPITALS - 11.0%
      IA Finance Authority
        Health Care Facilities Revenue,
        Genesis Medical Center,
        Insured: MBIA
        6.100% 07/01/15                        285,000         321,098
      IN Board Bank Revenue
        Special Program, Hendricks,
        Series 2002 D,
        Insured: AMBAC
        5.375% 04/01/15                        250,000         274,758
      NH Health & Education
        Facilities Authority
        Concord Hospital Revenue,
        Series 2004,
        Insured: FGIC
        5.000% 10/01/12                        230,000         250,339
      OR Benton County Hospital Facilities
        Authority Refunding
        Samaritan Health Services Project,
        4.600% 10/01/09                         40,000          41,742
      OR Deschutes County Hospital
        Facilities Authority
        Cascade Health Services, Inc.,
        Series 2002,
        5.600% 01/01/27                        100,000         106,397
      WA State Health Care Facilities
        Authority Revenue
        Grays Harbor Community Hospital,
        Series 1996,
        Insured: RAD
        5.700% 07/01/16                        200,000         209,796
                                                         -------------
                                       Hospitals Total       1,204,130
                                                         -------------
                                     HEALTH CARE TOTAL       1,204,130

                                               PAR ($)      VALUE ($)
                                               -------   -------------

HOUSING - 0.7%

   SINGLE FAMILY - 0.7%
      CO Housing Finance Authority
        Single Family,
        4.875% 04/01/07                         10,000          10,015
      IA Single Family Mortgage
        Series A,
        Insured: GNMA
        5.800% 07/01/16                         60,000          62,744
                                                         -------------
                                   Single Family Total          72,759
                                                         -------------
                                         HOUSING TOTAL          72,759

OTHER - 16.0%

   POOL/BOND BANK - 6.0%
      AK Municipal Bond Bank Authority
        Series C,
        Insured: MBIA
        5.500% 09/15/16                        100,000         110,853
      KS Development Finance Authority
        5.000% 04/01/10                        250,000         271,778
      MS Development Bank, Natchez
        Convention Center Project,
        Insured: AMBAC
        6.500% 07/01/13                        230,000         275,662
                                                         -------------
                                  Pool/Bond Bank Total         658,293

   REFUNDED/ESCROWED (A) - 10.0%
      AK Industrial Development & Export
        Authority, Snettisham Hydroelectric,
        Series 1, AMT,
        Pre-refunded Escrowed to Maturity,
        Insured: AMBAC
        5.500% 01/01/08                          5,000           5,314
      AK Palmer Valley Hospital Association
        Pre-refunded 12/01/09,
        Insured: RAD
        5.350% 12/01/12                        125,000         138,661
      IL Madison & St. Clair Counties
        School District No. 010, Collinsville
        School Building,
        Pre-refunded 02/01/11,
        Insured: FGIC
        5.500% 02/01/12                        250,000         280,230
      MI State Hospital Finance Authority
        Ascension Health Credit,
        Series A,
        Pre-refunded 11/15/09,
        Insured: MBIA
        6.000% 11/15/19                        100,000         113,464
      NY New York City
        Pre-refunded 05/15/10,
        Series 2000 A,
        6.000% 05/15/21                        225,000         258,577

             110 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia National Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED - (CONTINUED)
      WA Tacoma Solid Waste Utilities
        Pre-refunded Escrowed to Maturity,
        Series 1997 B,
        Insured: AMBAC
        6.000% 12/01/09                         15,000          16,981
      WI Marshall School District
        Pre-refunded 03/01/12,
        Series 2002 A,
        Insured: FGIC
        5.000% 03/01/14                        250,000         274,872
                                                         -------------
                               Refunded/Escrowed Total       1,088,099
                                                         -------------
                                           OTHER TOTAL       1,746,392

RESOURCE RECOVERY - 3.3%

   DISPOSAL - 3.3%
      AR Little Rock Waste Disposal Revenue
        Series 2002,
        Insured: MBIA
        5.000% 05/01/16                        250,000         266,865
      WA Tacoma Solid Waste Utilities
        Unrefunded,
        Series 1997 B,
        Insured: AMBAC
        6.000% 12/01/09                         85,000          95,491
                                                         -------------
                                        Disposal Total         362,356
                                                         -------------
                               RESOURCE RECOVERY TOTAL         362,356

TAX-BACKED - 39.6%

   LOCAL APPROPRIATED - 6.5%
      IN West Lafayette Industrial
        Building Corp. First Mortgage,
        Police Station Project,
        Insured: FGIC
        5.000% 07/15/18                        250,000         267,390
      MI Sturgis Public School District
        School Building & Site,
        Insured: QSBLF
        5.500% 05/01/14                        250,000         277,930
      SC Charleston County
        Certificates of Participation,
        Series 2004,
        Insured: MBIA
        5.000% 12/01/10                        150,000         162,505
                                                         -------------
                              Local Appropriated Total         707,825

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   LOCAL GENERAL OBLIGATIONS - 13.2%
      IL Chicago Park District
        Aquarium & Museum
        Insured: FGIC
        5.800% 01/01/18                        150,000         165,939
      LA Calcasieu Parish School
        District No. 31
        Public School Improvement,
        Series 2000,
        Insured: FGIC
        5.500% 05/01/16                        250,000         275,455
      NY New York City
        Unrefunded,
        Series 2000 A,
        6.000% 05/15/21                         25,000          27,929
      OH Oak Hills Local School District
        Insured: MBIA
        7.200% 12/01/09                        100,000         117,688
      SC Charleston County
        School District,
        Series 2001,
        Insured: FSA
        5.000% 02/01/18                        200,000         214,110
      TN Lawrenceburg Public
        Building Authority
        Electric System Public Works,
        Series C,
        Insured: FSA
        5.500% 07/01/16                        295,000         328,813
      TX Magnolia Independent
        School District
        Insured: PSFG
        5.250% 08/15/17                        280,000         306,258
      WA Yakima County
        School District No. 119 Selah,
        Insured: FGIC
        5.000% 12/01/06                         10,000          10,407
                                                         -------------
                       Local General Obligations Total       1,446,599

   SPECIAL NON-PROPERTY TAX - 8.5%
      CA State Economic Recovery
        Series 2004 A,
        Insured: MBIA
        5.000% 07/01/11                        200,000         220,024
      IL Chicago Motor Fuel Tax Revenue
        Series 2003 A,
        Insured: AMBAC
        5.250% 01/01/17                        250,000         274,035
      OK Okmulgee County
        1st Mortgage,
        Insured: MBIA
        6.000% 03/01/15                        200,000         220,000
      TX Laredo Sports Venue Sales Tax
        Insured: FGIC
        5.750% 03/15/13                        200,000         219,754
                                                         -------------
                        Special Non-Property Tax Total         933,813

              See Accompanying Notes to Financial Statements. | 111

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia National Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   SPECIAL PROPERTY TAX - 1.9%
      OR Lebanon Urban Renewal Agency
        5.625% 06/01/19                        100,000         106,279
      OR Redmond Urban Renewal Agency
        Downtown Area B,
        5.650% 06/01/13                        100,000         104,141
                                                         -------------
                            Special Property Tax Total         210,420

   STATE APPROPRIATED - 3.5%
      KY State Property & Buildings
        Commission Revenues
        Series 2001,
        5.250% 11/01/11                        250,000         277,338
      WA State Certificates of Participation
        Department of General Administration,
        5.400% 07/01/13                        100,000         106,014
                                                         -------------
                              State Appropriated Total         383,352

   STATE GENERAL OBLIGATIONS - 6.0%
      NV Colorado River Commission
        Hoover Dam Project,
        Series 2002,
        Insured: FSA
        5.375% 10/01/14                        250,000         279,857
      OR State Veterans Welfare
        Series 75,
        5.875% 10/01/18                         10,000          10,290
      PR Public Finance Corp.
        Series 2004 A,
        Insured: AMBAC
        5.250% 08/01/30 (b)                    110,000         121,460
      WI State GO
        Series 2004 2,
        Insured: MBIA
        5.000% 05/01/12                        225,000         246,240
                                                         -------------
                       State General Obligations Total         657,847
                                                         -------------
                                      TAX-BACKED TOTAL       4,339,856

TRANSPORTATION - 1.1%

   TRANSPORTATION - 1.1%
      IL Regional Transportation Authority
        Series A,
        Insured: AMBAC
        6.400% 06/01/12                        100,000         116,687
                                                         -------------
                                  Transportation Total         116,687
                                                         -------------
                                  TRANSPORTATION TOTAL         116,687

                                               PAR ($)      VALUE ($)
                                               -------   -------------

UTILITIES - 15.9%

   INVESTOR OWNED - 1.9%
      AK Industrial Development &
        Export Authority
        Snettisham Hydroelectric,
        Series 1, Unrefunded, AMT,
        Insured: AMBAC
        5.500% 01/01/08                         95,000         101,366
      OR Port of St. Helens Pollution Control
        Portland General Electric Co.,
        Series B,
        4.800% 06/01/10                        105,000         106,867
                                                         -------------
                                  Investor Owned Total         208,233

   JOINT POWER AUTHORITY - 4.4%
      WA State Public Power Supply System
        Nuclear Project No. 1 Revenue,
        Series 1997 B,
        5.125% 07/01/14                        300,000         316,143
        Nuclear Project No. 2 Refunding,
        Series A,
        5.000% 07/01/11                         50,000          53,671
      WY Municipal Power Agency
        Power Supply Refunding,
        Series 1998,
        Insured: MBIA
        5.250% 01/01/11                        100,000         109,097
                                                         -------------
                           Joint Power Authority Total         478,911

   MUNICIPAL ELECTRIC - 7.0%
      CA State Department of Water Resource
        Power Supply Revenue,
        Series 2002,
        Insured: AMBAC
        5.000% 05/01/16                        250,000         269,110
      OR Eugene Trojan Nuclear Project
        5.900% 09/01/09                         20,000          20,406
      TN Metropolitan Government Nashville
        Series 2002 A,
        Insured: AMBAC
        5.125% 10/01/13                        285,000         312,645
      TX Harris County Health Facilities
        Development Corp., Teco Project,
        Series 1999 B,
        Insured: AMBAC
        5.700% 02/15/15                        150,000         164,992
                                                         -------------
                              Municipal Electric Total         767,153

             112 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)              Columbia National Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

   WATER & SEWER - 2.6%
      OH State Water Development
        Authority Revenue, Fresh Water,
        Series 2001 B,
        Insured: FSA
        5.500% 12/01/18                        250,000         291,100
                                                         -------------
                                   Water & Sewer Total         291,100
                                                         -------------
                                       UTILITIES TOTAL       1,745,397

                                 Total Municipal Bonds
                                  (Cost of $9,391,309)       9,851,522

INVESTMENT COMPANY - 0.0%
      Dreyfus Tax-Exempt Cash
        Management Fund                              1               1
                                                         -------------

                              Total Investment Company
                                          (Cost of $1)               1

SHORT-TERM OBLIGATIONS - 7.3%

VARIABLE RATE DEMAND NOTES (C) - 7.3%
      IN Development Finance Authority
        Cathedral High Trustees, Inc.,
        Series 2001,
        1.850% 09/01/26                        100,000         100,000
      MN Mankato Minnesota Revenue
        Bethany Lutheran College,
        Series 2000 B,
        1.850% 11/01/15                        100,000         100,000
      MO State Health & Educational
        Facilities Authority
        Washington University,
        Series 1996 C,
        1.800% 09/01/30                        300,000         300,000
      MS Jackson County Pollution
        Control Revenue
        Chevron U.S.A., Inc. Project,
        Series 1992,
        1.800% 12/01/16                        300,000         300,000
                                                         -------------
                      VARIABLE RATE DEMAND NOTES TOTAL         800,000

                          Total Short-Term Obligations
                                    (Cost of $800,000)         800,000

                                                            VALUE ($)
                                                         -------------

                             TOTAL INVESTMENTS - 97.3%
                             (COST OF $10,191,310) (d)      10,651,523

                OTHER ASSETS & LIABILITIES, NET - 2.7%         300,809

                                   NET ASSETS - 100.0%      10,952,332

NOTES TO INVESTMENT PORTFOLIO:

(a) The Fund has been informed that each issuer has placed direct obligations of the U.S. government in an irrevocable trust, solely for the payment of principal and interest.

(b) Variable rate security. The interest rate shown reflects the rate as of February 28, 2005.

(c) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of February 28, 2005.

(d)   Cost for federal income tax purposes is $10,190,178.


      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      HOLDINGS BY REVENUE SOURCE                            NET ASSETS
      ----------------------------------------------------------------
      Tax-Backed                                                  39.6%
      Other                                                       16.0
      Utilities                                                   15.9
      Health Care                                                 11.0
      Resource Recovery                                            3.3
      Education                                                    2.4
      Transportation                                               1.1
      Housing                                                      0.7
      Investment Company                                           0.0
      Short-Term Obligations                                       7.3
      Other Assets & Liabilities, Net                              2.7
                                                                 -----
                                                                 100.0%
                                                                 =====

                   ACRONYM                      NAME
                   -------                      ----
                    AMBAC               Ambac Assurance Corp.
                     AMT               Alternative Minimum Tax
                    FGIC          Financial Guaranty Insurance Co.
                     FSA         Financial Security Assurance, Inc.
                    GNMA      Government National Mortgage Association
                     GO                  General Obligation
                    MBIA                MBIA Insurance Corp.
                    PSFG          Permanent School Fund Guaranteed
                    QSBLF          Qualified School Bond Loan Fund
                     RAD            Radian Assset Assurance, Inc.

              See Accompanying Notes to Financial Statements. | 113

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - 98.1%

EDUCATION - 6.4%

   EDUCATION - 5.1%
      OR Multnomah County
        Educational Facilities Authority,
        University of Portland Project:
        5.700% 04/01/15                      1,000,000       1,060,080
        6.000% 04/01/20                      1,000,000       1,086,470
        6.000% 04/01/25                        500,000         530,035
        University of Portland Project, Refunding,
        Insured: AMBAC
        5.000% 04/01/11                      1,150,000       1,222,967
        5.750% 04/01/10                      2,000,000       2,159,720
      OR State Health Sciences University
        Series A:
        Insured: MBIA
        (a) 07/01/09                         1,530,000       1,331,299
        (a) 07/01/12                         1,315,000         996,757
        (a) 07/01/14                         2,550,000       1,750,167
        (a) 07/01/15                         4,325,000       2,815,272
        (a) 07/01/21                        12,515,000       5,923,475
      OR State Health, Housing,
        Educational & Cultural Facilities Authority,
        Linfield College Project,
        Series A:
        4.650% 10/01/09                        555,000         578,488
        5.500% 10/01/18                      1,000,000       1,040,960
        Reed College Project,
        Series A:
        5.300% 07/01/11                        500,000         526,195
        Insured: MBIA
        5.100% 07/01/10                        900,000         967,311
                                                         -------------
                                       Education Total      21,989,196

   PREP SCHOOL - 1.3%
      OR State Facilities Authority Revenue
        French American International
        School Project,
        Series A,
        6.250% 04/01/27                      5,270,000       5,395,900
                                                         -------------
                                     Prep School Total       5,395,900
                                                         -------------
                                       EDUCATION TOTAL      27,385,096

                                               PAR ($)      VALUE ($)
                                               -------   -------------

HEALTH CARE - 12.3%

   CONTINUING CARE RETIREMENT - 0.7%
      OR Albany Hospital Facility Authority
        Mennonite Home Albany,
        Series PJ-A:
        4.750% 10/01/11                        660,000         687,878
        5.000% 10/01/12                        680,000         715,530
      OR Clackamas County Hospital
        Facility Authority
        Willamette View, Inc. Project,
        Series A,
        6.850% 11/01/15                      1,480,000       1,603,240
                                                         -------------
                      Continuing Care Retirement Total       3,006,648

   HOSPITALS - 11.4%
      OR Benton County Hospital
        Facilities Authority
        Samaritan Health Services
        Project, Refunding:
        4.400% 10/01/07                        220,000         226,455
        4.800% 10/01/11                        245,000         254,908
        5.200% 10/01/17                      2,255,000       2,333,677
      OR Clackamas County Hospital
        Facility Authority
        Legacy Health System:
        4.600% 05/01/10                        885,000         934,542
        5.000% 02/15/16                      1,010,000       1,055,571
        5.500% 02/15/13                      5,450,000       5,880,877
        5.500% 02/15/14                      2,385,000       2,571,340
        5.750% 05/01/12                      2,000,000       2,237,960
        Legacy Health System
        Insured: MBIA
        5.500% 02/15/13                        495,000         542,941
        Legacy Health System, Refunding:
        5.250% 05/01/21                      4,890,000       5,195,625
        5.750% 05/01/16                      1,500,000       1,652,295
        Williamette Falls Hospital Project,
        5.750% 04/01/14                        705,000         737,254
      OR Deschutes County Hospital
        Facilities Authority
        Cascade Health Services, Inc.:
        5.500% 01/01/22                      2,000,000       2,129,840
        5.600% 01/01/27                      5,550,000       5,905,033
        5.600% 01/01/32                      2,000,000       2,119,500
      OR Medford Hospital Facilities Authority
        Asante Health System,
        Series A:
        Insured: MBIA
        5.250% 08/15/10                      1,500,000       1,617,075
        5.250% 08/15/11                        800,000         859,704
      OR Multnomah County Hospital
        Facilities Authority Revenue
        Providence Health System,
        5.250% 10/01/16                      2,970,000       3,260,733

              114 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

HEALTH CARE - (CONTINUED)

   HOSPITALS - (CONTINUED)
      OR Ontario Catholic Health Holy
        Rosary Medical Center
        Insured: MBIA
        5.500% 11/15/12                      1,500,000       1,560,450
      OR Salem Hospital Facility Authority
        5.000% 08/15/18                      2,000,000       2,069,420
        5.250% 08/15/14                      4,860,000       5,173,373
      OR Umatilla County Hospital
        Facility Authority
        Catholic Health Initiatives,
        Series A,
        5.750% 12/01/20                        285,000         315,019
                                                         -------------
                                       Hospitals Total      48,633,592

   NURSING HOMES - 0.2%
      OR Clackamas County Hospital
        Facility Authority Odd Fellows Home,
        Series A, Refunding,
        5.875% 09/15/21                        705,000         658,294
                                                         -------------
                                   Nursing Homes Total         658,294
                                                         -------------
                                     HEALTH CARE TOTAL      52,298,534

HOUSING - 7.8%

   ASSISTED LIVING/SENIOR - 0.7%
      OR Clackamas County Hospital
        Facility Authority
        Robison Jewish Home Project,
        6.250% 10/01/21                      1,650,000       1,781,126
      OR State Health, Housing, Educational
        & Cultural Facilities Authority
        St. Anthony's Village Housing,
        Series A, AMT,
        7.250% 06/01/28                      1,360,000       1,367,548
                                                         -------------
                          Assisted Living/Senior Total       3,148,674

   MULTI-FAMILY - 4.4%
      OR Clackamas County Housing Authority
        Multi-Family Housing,
        Easton Ridge,
        Series A,
        5.800% 12/01/16                      2,255,000       2,294,530
      OR State Housing & Community
        Services Department
        Multiple Purpose,
        Series A:
        Insured: FSA
        3.550% 01/01/13                      1,000,000         997,930
        3.550% 07/01/13                      1,000,000         994,960
        3.650% 01/01/14                      1,000,000         996,220
        3.650% 07/01/14                      1,000,000         994,480

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      OR State Housing & Community Services,
        Department of Housing,
        Finance Assisted,
        Insured: FHA
        6.800% 07/01/13                      7,250,000       7,263,485
      OR Washington County
        Housing Authority
        Affordable Housing,
        Series A,
        5.750% 07/01/23                      1,000,000       1,024,510
        Affordable Housing Pool,
        Series A:
        6.000% 07/01/20                      2,000,000       2,050,240
        6.000% 07/01/23                      1,000,000       1,032,250
      PR Housing Finance Corp.
        Multi-Family Mortgage Portfolio A-1,
        Insured: FHA
        7.500% 04/01/22                        715,000         717,438
                                                         -------------
                                    Multi-Family Total      18,366,043

   SINGLE FAMILY - 2.7%
      OR State Housing & Community
        Services, Department of Mortgage
        Revenue, Single Family Program:
        Series A,
        4.850% 07/01/10                        150,000         157,731
        Series D,
        6.700% 07/01/13                        495,000         495,891
        Series E:
        5.375% 07/01/21                      3,230,000       3,394,149
        Insured: FHA
        5.700% 07/01/12                        700,000         712,215
        5.800% 07/01/14                        620,000         631,228
        6.000% 07/01/20                      1,735,000       1,768,676
        Series J,
        5.150% 07/01/24                      2,445,000       2,525,196
        Series M, AMT,
        5.800% 07/01/12                        210,000         220,559
        Series Q:
        4.700% 07/01/15                        690,000         721,029
        4.900% 07/01/17                        675,000         707,771
      OR State Housing Finance Revenue
        Insured: FHA
        5.800% 07/01/09                        180,000         181,257
                                                         -------------
                                   Single Family Total      11,515,702
                                                         -------------
                                         HOUSING TOTAL      33,030,419

OTHER - 17.5%

   OTHER - 0.9%
      OR State Health, Housing,
        Educational & Cultural
        Facilities Authority
        Goodwill Industries Lane County,
        Series A,
        6.650% 11/15/22 (b)                  3,750,000       3,745,425
                                                         -------------
                                           Other Total       3,745,425

              See Accompanying Notes to Financial Statements. | 115

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   POOL/BOND BANK - 0.3%
      OR State Economic Community
        Development Department
        Series A,
        Insured: MBIA
        5.375% 01/01/11                      1,105,000       1,200,671
                                                         -------------
                                  Pool/Bond Bank Total       1,200,671

   REFUNDED/ESCROWED (C) - 16.3%
      OR Board of Higher Education
        Series A,
        Pre-refunded 08/01/11:
        5.250% 08/01/14                      1,225,000       1,351,812
        5.250% 08/01/16                      4,550,000       5,021,016
      OR Clackamas County Hospital
        Facility Authority
        Kaiser Permanente,
        Series A,
        Pre-refunded Escrowed to Maturity,
        5.375% 04/01/14                      7,135,000       7,816,963
      OR Clackamas County
        School District No. 086,
        Pre-refunded 06/15/10,
        6.000% 06/15/16                      2,350,000       2,678,836
        School District No. 12,
        North Clackamas,
        Pre-refunded 06/01/09:
        Insured: FGIC
        5.250% 06/01/11                      1,000,000       1,091,780
        5.250% 06/01/15                      2,750,000       3,002,395
        School District No. 62C,
        Pre-refunded 06/15/10,
        5.375% 06/15/17                      1,250,000       1,387,038
      OR Josephine County School
        District No. 7
        Grants Pass,
        Pre-refunded 06/01/07,
        Insured: FGIC
        5.700% 06/01/13                      2,000,000       2,134,460
      OR Multnomah County
        School District No. 7, Reynolds,
        Pre-refunded 06/15/11:
        5.625% 06/15/14                      2,670,000       3,021,692
        5.625% 06/15/17                      1,000,000       1,131,720
        Series A,
        Pre-refunded 04/01/10,
        5.500% 04/01/19                      2,395,000       2,666,138

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      OR Multnomah-Clackamas Counties
        Centennial School District No. 28-302,
        Pre-refunded 06/15/11:
        Insured: FGIC
        5.375% 06/15/16                      2,055,000       2,296,689
        5.375% 06/15/17                      2,280,000       2,548,151
        5.375% 06/15/18                      2,490,000       2,782,849
      OR North Clackamas Parks &
        Recreation District Facilities
        Pre-refunded Escrowed to Maturity,
        5.700% 04/01/13                      2,920,000       3,262,136
      OR Northern Oregon Corrections
        Pre-refunded 09/15/07:
        Insured: AMBAC
        5.250% 09/15/12                      1,000,000       1,063,950
        5.300% 09/15/13                      1,000,000       1,065,180
      OR Portland Arena Gas Tax
        Pre-refunded 06/01/06:
        Insured: FSA
        (a) 06/01/16                         1,100,000         574,079
        (a) 06/01/17                         2,320,000       1,133,018
      OR Salem Water & Sewer
        Pre-refunded 06/01/10,
        Insured: FSA
        5.300% 06/01/15                      1,500,000       1,658,370
      OR Salem-Keizer School District No. 24J
        Pre-refunded 06/01/09:
        5.000% 06/01/15                      1,000,000       1,081,840
        5.000% 06/01/16                      1,380,000       1,492,939
      OR State Board of Higher Education
        Lottery Education Project,
        Series A,
        Pre-refunded 04/01/09:
        Insured: FSA
        5.000% 04/01/14                      2,705,000       2,964,626
        5.250% 04/01/13                      1,600,000       1,756,960
      OR State City Sewer
        Pre-refunded 10/01/05,
        6.500% 10/01/07                        390,000         402,386
      OR State Department of
        Administrative Services
        Certificates of Participation,
        Series A,
        Pre-refunded 06/01/07,
        Insured: AMBAC
        5.300% 05/01/08                        750,000         799,500
      OR State Department of Transportation
        Highway User Tax,
        Series A,
        Pre-refunded 11/15/12,
        5.500% 11/15/16                      2,500,000       2,844,375
      OR Umatilla County Hospital
        Facility Authority
        Catholic Health Initiatives,
        Series A,
        Pre-refunded Escrowed to Maturity:
        5.750% 12/01/20                        245,000         276,441
        6.000% 12/01/30                      4,825,000       5,502,044

              116 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

OTHER - (CONTINUED)

   REFUNDED/ESCROWED (C) - (CONTINUED)
      OR Washington County
        Beaverton:
        Pre-refunded 08/01/08,
        5.250% 08/01/10                      1,150,000       1,242,552
        Pre-refunded 06/01/09,
        Insured: FGIC
        5.100% 06/01/12                        500,000         542,910
        School District No. 088J,
        Sherwood,
        Pre-refunded 06/01/05,
        Insured: FSA
        6.100% 06/01/12                        185,000         186,881
        School District No. 48J,
        Unified Sewer Agency
        Pre-refunded 10/01/06,
        Insured: FGIC
        5.500% 10/01/16                      1,250,000       1,319,938
      VI Public Finance Authority
        Series A,
        Pre-refunded Escrowed to Maturity,
        7.300% 10/01/18                      1,185,000       1,540,784
                                                         -------------
                               Refunded/Escrowed Total      69,642,448
                                                         -------------
                                           OTHER TOTAL      74,588,544

OTHER REVENUE - 2.2%

   RECREATION - 2.2%
      OR State Board of Higher Education
        Lottery Education Project,
        Series A:
        Insured: FSA
        5.000% 04/01/14                      2,830,000       3,109,902
        5.250% 04/01/11                      4,000,000       4,360,040
        Series B,
        Insured: FSA
        5.250% 04/01/15                      1,315,000       1,427,538
      OR State Health, Housing,
        Educational & Cultural
        Facilities Authority,
        Aquarium:
        4.750% 10/01/08 (b)(d)               1,550,000         325,500
        4.900% 10/01/09 (b)(d)                 670,000         140,780
                                                         -------------
                                      Recreation Total       9,363,760
                                                         -------------
                                   OTHER REVENUE TOTAL       9,363,760

                                               PAR ($)      VALUE ($)
                                               -------   -------------

TAX-BACKED - 41.4%

   LOCAL APPROPRIATED - 0.6%
      OR Deschutes & Jefferson County
        School District No. 02J
        Series B,
        Insured: FGIC
        (a) 06/15/22                         2,335,000       1,034,895
      OR Deschutes County
        Certificates of Participation,
        Series A,
        5.050% 06/01/17                        420,000         428,833
      OR Multnomah County
        Certificates of Participation,
        4.550% 08/01/10                      1,000,000       1,051,850
                                                         -------------
                              Local Appropriated Total       2,515,578

   LOCAL GENERAL OBLIGATIONS - 27.0%
      OR Aurora
        5.600% 06/01/24                      1,205,000       1,272,757
      OR Bend Municipal Airport Project
        Series B, AMT,
        5.375% 06/01/13                        150,000         158,058
      OR Benton & Linn Counties
        School District No. 509J,
        Corvallis,
        Insured: FSA
        5.000% 06/01/17                      2,665,000       2,866,234
      OR Canyonville South Umpqua
        Rural Fire District
        5.400% 07/01/31                        610,000         648,180
      OR Clackamas & Washington Counties
        School District No. 003JT,
        Insured: FGIC
        (a) 06/15/17                         4,000,000       2,293,120
      OR Clackamas Community College
        Insured: FGIC
        5.250% 06/15/15                      1,500,000       1,643,565
      OR Clackamas County
        Lake Oswego Series:
        5.375% 06/01/15                      2,450,000       2,710,386
        5.375% 06/01/16                      1,295,000       1,431,869
        5.375% 06/01/17                      2,535,000       2,799,324
        School District No. 108,
        5.375% 06/15/15                      1,055,000       1,167,758
      OR Columbia County
        School District No. 502,
        Defered Interest
        Insured: FGIC
        (a) 06/01/13                         1,685,000       1,219,873
        (a) 06/01/14                         1,025,000         705,856
      OR Coos Bay
        4.900% 09/01/07                      1,505,000       1,546,222

              See Accompanying Notes to Financial Statements. | 117

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      OR Coos County
        School District No. 13,
        North Bend,
        Insured: FSA
        5.500% 06/15/15                      1,765,000       1,977,224
      OR Crook County
        School District,
        Insured: FSA
        5.000% 02/01/14                      2,860,000       3,105,674
      OR Deschutes County
        School District No. 1,
        Series A,
        Insured: FSA
        5.500% 06/15/18                      1,000,000       1,110,310
      OR Eugene Public Safety Facilities
        5.500% 06/01/10                        850,000         881,501
        5.625% 06/01/13                      1,295,000       1,344,327
      OR Jackson County
        School District No. 4,
        Phoenix-Talent,
        Insured: FSA
        5.500% 06/15/16                      1,000,000       1,113,890
        School District No. 6,
        Central Point,
        6.000% 06/15/09                      1,090,000       1,218,391
        School District No. 9,
        Eagle Point,
        5.625% 06/15/15                      1,920,000       2,153,299
      OR Jefferson County
        School District No. 509J,
        Madras School District,
        Insured: FGIC
        5.250% 06/15/18                      1,075,000       1,178,490
      OR Josephine County
        School District No. 7,
        Grants Pass,
        4.000% 06/15/11                      2,000,000       2,072,600
        Unit School District,
        Three Rivers:
        Insured: FGIC
        5.000% 12/15/15                      1,000,000       1,102,710
        5.000% 12/15/16                      1,000,000       1,104,160


                                               PAR ($)      VALUE ($)
                                               -------   -------------

      OR Lane County
        School District No. 19,
        Springfield, Refunding:
        Insured: FGIC
        6.000% 10/15/12                      1,740,000       2,027,361
        6.000% 10/15/14                      1,310,000       1,553,110
        School District No. 4J Eugene,
        Refunding,
        5.000% 07/01/12                      1,000,000       1,098,370
        School District No. 4J:
        Eugene, Refunding,
        Insured: FGIC
        5.250% 07/01/13                      1,000,000       1,119,460
      OR Lincoln County
        School District,
        Insured: FGIC
        5.600% 06/15/10                      3,480,000       3,832,489
      OR Linn Benton Community College
        Insured: FGIC
        (a) 06/15/13                         1,000,000         715,190
        (a) 06/15/14                         1,000,000         680,150
      OR Linn County
        Community School District No. 9,
        Lebanon:
        Insured: FGIC
        5.250% 06/15/15                        710,000         786,368
        5.550% 06/15/21                      2,000,000       2,242,420
      OR Metro Washington Park Zoo
        Series A,
        5.300% 01/15/11                      1,000,000       1,046,300
      OR Metro
        5.250% 09/01/14                      3,130,000       3,473,517
      OR Multnomah County
        School District No. 40,
        Insured: FSA
        5.000% 12/01/14                      1,790,000       1,944,101
      OR Multnomah-Clackamas Counties
        School District Number 10JT,
        Series A,
        Insured: FSA
        5.250% 06/15/12                      1,000,000       1,114,170
      OR Portland Community
        College District
        Series A:
        5.375% 06/01/14                      1,925,000       2,137,250
        5.375% 06/01/16                      2,705,000       2,990,891
        5.375% 06/01/17                      2,540,000       2,804,846
      OR Portland Limited Tax
        Series A,
        4.900% 04/01/12                      1,430,000       1,488,987
        Series B:
        (a) 06/01/12                         1,750,000       1,329,423
        (a) 06/01/13                         1,500,000       1,084,170
        (a) 06/01/16                         3,500,000       2,155,090
        (a) 06/01/18                         4,000,000       2,211,560
        (a) 06/01/19                         4,000,000       2,097,240
        (a) 06/01/20                         4,000,000       1,986,560

             118 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   LOCAL GENERAL OBLIGATIONS - (CONTINUED)
      OR Rouge Community College District
        Refunding:
        Insured: MBIA
        5.000% 06/15/15                      1,015,000       1,119,941
        5.000% 06/15/16                      1,050,000       1,152,732
        5.000% 06/15/17                      1,255,000       1,371,088
      OR Salem-Keizer
        School District No. 24J,
        Insured: FSA
        5.000% 06/15/18                      2,000,000       2,158,740
      OR Tualatin Hills Park &
        Recreation District
        Insured: FGIC
        5.750% 03/01/14                        990,000       1,146,984
      OR Washington & Clackamas Counties
        Deferred Interest,
        Series A,
        (a) 06/01/10                         1,520,000       1,250,778
        School District No. 23J,
        Tigard:
        (a) 06/15/18                         2,700,000       1,488,267
        Insured: MBIA
        5.375% 06/15/17                      1,500,000       1,658,805
      OR Washington County
        5.500% 06/01/16                      2,785,000       3,100,429
        School District No. 15,
        Forest Grove:
        Insured: FSA
        5.375% 06/15/13                      2,070,000       2,304,117
        5.375% 06/15/15                      2,515,000       2,783,803
        School District No. 48J,
        Beaverton:
        5.125% 01/01/14                      2,000,000       2,177,980
        5.125% 01/01/17                      1,820,000       1,963,962
        5.125% 01/01/18                      2,260,000       2,436,303
        Criminal Justice Facilities,
        Refunding,
        5.000% 12/01/10                      1,400,000       1,478,974
      OR Washington Multnomah &
        Yamhill Counties
        School District No. 1J:
        5.250% 06/01/14                        500,000         540,330
        Insured: MBIA
        5.000% 11/01/13                      1,100,000       1,213,212
        5.000% 06/01/13                      1,500,000       1,631,910
      OR Yamhill County
        School District No. 029J,
        Insured: MBIA
        5.250% 06/15/16                      2,535,000       2,785,838
        School District No. 40,
        Insured: FGIC
        6.000% 06/01/09                        500,000         559,795
                                                         -------------
                       Local General Obligations Total     115,068,789

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   SPECIAL NON-PROPERTY TAX - 0.4%
      OR Portland Gas Tax
        Series A,
        Insured: FSA
        5.800% 06/01/16                      1,640,000       1,703,025
                                                         -------------
                        Special Non-Property Tax Total       1,703,025

   SPECIAL PROPERTY TAX - 6.8%
      OR Hood River Urban Renewal Agency
        6.250% 12/15/11                      1,120,000       1,186,058
      OR Lebanon Urban Renewal Agency
        5.625% 06/01/19                      1,000,000       1,062,790
        5.750% 06/01/15                      1,120,000       1,170,310
        6.000% 06/01/20                      1,580,000       1,688,736
      OR Medford Urban Renewal
        5.875% 09/01/10                        500,000         516,800
      OR Portland Airport Way, Urban
        Renewal & Redevelopment
        Convention Center,
        Series A,
        Insured: AMBAC
        5.750% 06/15/17                      1,500,000       1,684,425
        Series A,
        Insured: AMBAC
        5.750% 06/15/18                      2,050,000       2,298,767
      OR Portland Limited Tax
        Series A,
        3.400% 06/01/13                      1,675,000       1,669,657
      OR Portland River District, Urban
        Renewal & Redevelopment
        Series A:
        Insured: AMBAC
        5.000% 06/15/17                      1,500,000       1,613,715
        5.000% 06/15/18                      3,070,000       3,295,399
        5.000% 06/15/20                      2,000,000       2,134,760
      OR Portland Urban Renewal
        & Redevelopment
        South Park Blocks,
        Series A:
        Insured: AMBAC
        5.750% 06/15/17                      2,065,000       2,318,892
        5.750% 06/15/19                      2,580,000       2,893,083
      OR Redmond Urban Renewal
        Agency Revenue
        Refunding South Airport
        Industrial Area A,
        5.700% 06/01/19                        650,000         665,275
      OR Redmond Urban Renewal Agency
        Downtown Area B:
        5.650% 06/01/13                        720,000         749,815
        5.850% 06/01/19                        785,000         816,730
      OR Seaside Urban Renewal Agency
        Greater Seaside Urban Renewal,
        5.250% 06/01/15                      1,000,000       1,041,140

              See Accompanying Notes to Financial Statements. | 119

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

TAX-BACKED - (CONTINUED)

   SPECIAL PROPERTY TAX - (CONTINUED)
      OR Veneta Urban Renewal Agency
        5.375% 02/15/16                        700,000         745,318
        5.625% 02/15/21                      1,100,000       1,163,547
      OR Wilsonville Limited
        Tax Improvement
        5.000% 12/01/10                        250,000         251,358
                                                         -------------
                            Special Property Tax Total      28,966,575

   STATE APPROPRIATED - 3.7%
      OR State Department of Administrative Services
        Certificates of Participation, Refunding,
        Series A:
        Insured: AMBAC
        4.500% 05/01/12                      1,020,000       1,066,869
        5.000% 05/01/13                      4,240,000       4,580,981
        5.000% 05/01/14                      1,000,000       1,080,420
        Series B,
        Insured: MBIA
        5.250% 05/01/10                        840,000         921,782
        Series C:
        Insured: MBIA
        5.250% 11/01/15                      1,000,000       1,094,860
        5.250% 11/01/17                      5,000,000       5,467,700
        Series E,
        Insured: FSA
        5.000% 11/01/13                      1,470,000       1,598,949
                                                         -------------
                              State Appropriated Total      15,811,561

   STATE GENERAL OBLIGATIONS - 2.9%
      OR Elderly & Disabled Housing Refunding,
        Series B:
        6.250% 08/01/13                         55,000          55,195
        4.950% 08/01/20                        985,000       1,024,617
      OR State Board of Higher Education
        Deferred Interest,
        Series A,
        (a) 08/01/17                         1,050,000         607,708
        Series A:
        5.000% 08/01/12                      2,075,000       2,274,490
        (a) 08/01/14                           490,000         334,464
        5.250% 08/01/14                        255,000         281,288
        5.250% 08/01/16                        780,000         855,091
      OR State
        9.200% 10/01/08                        385,000         466,709
        Series A,
        5.250% 10/15/15                      1,735,000       1,920,801
      OR Veterans Welfare
        8.000% 07/01/08                        580,000         673,931
        5.850% 10/01/15                        360,000         370,516
        Series 80A,
        5.700% 10/01/32                      2,175,000       2,202,796

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      PR Commonwealth of Puerto Rico
        Series A,
        5.000% 07/01/30                      1,000,000       1,066,300
                                                         -------------
                       State General Obligations Total      12,133,906
                                                         -------------
                                      TAX-BACKED TOTAL     176,199,434

TRANSPORTATION - 2.5%

   AIRPORTS - 0.6%
      OR Eugene Airport
        Refunding, AMT:
        5.650% 05/01/06                        325,000         334,627
        5.650% 05/01/07                        555,000         582,250
        5.700% 05/01/08                        515,000         548,851
      OR Port of Portland International Airport
        Series 12B, Refunding,
        Insured: FGIC
        5.250% 07/01/12                      1,000,000       1,076,810
                                                         -------------
                                        Airports Total       2,542,538

   PORTS - 0.6%
      OR Port Morrow
        6.700% 06/01/20                      2,000,000       2,010,560
      OR Port of St. Helens
        5.600% 08/01/14                        315,000         323,354
        5.750% 08/01/19                        425,000         437,291
                                                         -------------
                                           Ports Total       2,771,205

   TRANSPORTATION - 1.3%
      OR Tri-County Metropolitan
        Transportation District
        Series 1,
        5.400% 06/01/19                      4,200,000       4,431,924
        Series A,
        5.000% 09/01/15                      1,000,000       1,087,220
                                                         -------------
                                  Transportation Total       5,519,144
                                                         -------------
                                  TRANSPORTATION TOTAL      10,832,887

UTILITIES - 8.0%

   INVESTOR OWNED - 2.1%
      OR Port of St. Helens
        Pollution Control
        Portland General Electric Co.:
        Series A,
        4.800% 04/01/10                      5,195,000       5,286,796
        Series B,
        4.800% 06/01/10                      3,500,000       3,562,230
                                                         -------------
                                  Investor Owned Total       8,849,026

             120 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

UTILITIES - (CONTINUED)

   MUNICIPAL ELECTRIC - 3.3%
      OR Deschutes Valley Water District
        5.875% 09/01/05                        810,000         823,146
      OR Emerald Peoples Utility District
        Insured: FGIC
        7.350% 11/01/10                      2,160,000       2,610,338
        7.350% 11/01/11                      2,000,000       2,459,900
        7.350% 11/01/12                      2,490,000       3,113,048
        7.350% 11/01/13                      2,675,000       3,401,209
        Series A,
        Insured: FSA
        5.250% 11/01/20                        605,000         661,319
      OR Eugene Electric Utilities System,
        Series B, Refunding,
        Insured: FSA
        5.250% 08/01/13                      1,040,000       1,147,214
                                                         -------------
                              Municipal Electric Total      14,216,174
   WATER & SEWER - 2.6%
      OR Myrtle Point Water
        6.000% 12/01/20                        510,000         550,713
      OR Portland Sewer System Revenue
        Series A, Refunding,
        Insured: FGIC
        5.000% 06/01/12                      4,835,000       5,067,080
      OR Powell Valley Water District
        6.000% 02/01/15                        620,000         660,120
      OR Reedsport Water
        7.000% 10/01/14                        520,000         521,362
      OR Sheridan Water Revenue
        6.200% 05/01/15                        625,000         674,531
        6.450% 05/01/20                        520,000         563,405
        Refunding,
        5.350% 04/01/18                        300,000         312,225
      OR Washington County
        Clean Water Services Sewer, Series Lien,
        Insured: MBIA
        5.000% 10/01/13                      2,310,000       2,547,099
                                                         -------------
                                   Water & Sewer Total      10,896,535
                                                         -------------
                                       UTILITIES TOTAL      33,961,735

                                 Total Municipal Bonds
                                (Cost of $397,133,116)     417,660,409

                                                SHARES      VALUE ($)
                                               -------   -------------

INVESTMENT COMPANIES - 0.2%
      Dreyfus Tax-Exempt Cash
        Management Fund                        205,974         205,974
        Money Market Obligations Trust         505,542         505,542
                                                         -------------

                            Total Investment Companies
                                    (Cost of $711,516)         711,516

SHORT-TERM OBLIGATIONS - 0.6%                  PAR ($)

VARIABLE RATE DEMAND NOTES (E) - 0.6%
      FL Alachua Health Facilities Authority
        Oak Hammock University,
        Series 2002 A,
        1.750% 10/01/32                        300,000         300,000
      IL Health Facilities Authority Revenue
        OSF Healthcare Systems,
        Series 2002:
        1.770% 11/15/27                        300,000         300,000
        1.800% 11/15/27                        400,000         400,000
      IN Health Facility Financing
        Authority Revenue
        Golden Years Homestead,
        Series 2002 A,
        1.870% 06/01/25                        800,000         800,000
      MN Minneapolis
        Convention Center,
        Series 2000,
        1.720% 12/01/18                        200,000         200,000
      MN State Higher Education
        Facilities Authority
        St. Olaf College,
        Series 2002 5-M1,
        LOC: Harris Trust & Savings Bank,
        1.750% 10/01/32                        200,000         200,000
      NY New York City Municipal
        Water Finance Authority
        Water & Sewer Systems Revenue,
        Series 1994 G,
        Insured: FGIC
        1.750% 06/15/24                        500,000         500,000
                                                         -------------

                      VARIABLE RATE DEMAND NOTES TOTAL       2,700,000

                          Total Short-Term Obligations
                                  (Cost of $2,700,000)       2,700,000

              See Accompanying Notes to Financial Statements. | 121

________________________________________________________________________________
February 28, 2005 (Unaudited)                Columbia Oregon Municipal Bond Fund

                                                            VALUE ($)
                                                         -------------

                             TOTAL INVESTMENTS - 98.9%
                            (COST OF $400,544,632) (F)     421,071,925

                OTHER ASSETS & LIABILITIES, NET - 1.1%       4,643,268

                                   NET ASSETS - 100.0%     425,715,193

NOTES TO INVESTMENT PORTFOLIO:

(a)   Zero coupon bond.

(b) Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. At February 28, 2005, the value of these securities amounted to $4,211,705, which represents 1.0% of net assets.

                                           ACQUISITION    ACQUISITION
      SECURITY                                DATE           COST
      -------                            -------------   -------------
      Oregon State Health, Housing,
        Educational & Cultural Facilities Authority,
        Authority/Aquarium:
        4.750% 10/01/08                       09/21/98     $ 1,539,906
        4.900% 10/01/09                       09/21/98         667,383
      Oregon State Health, Housing,
        Educational & Cultural Facilities Authority,
        Goodwill Industries Lane County,
        Series A,
         6.650% 11/15/22                      06/17/98       3,855,000
                                                         -------------
                                                           $ 6,062,289
                                                         =============

(c) The Fund has been informed that each issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of principal and interest.

(d) The issuer is in default of certain debt covenants. Income is not being accrued.

(e) Variable rate demand notes. These securities are payable upon demand and are secured by letters of credit or other credit support agreements from banks. The interest rates change periodically and the interest rates shown reflect the rates as of February 28, 2005.

(f) Cost for federal income tax purposes is $400,400,148.

At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
HOLDINGS BY REVENUE SOURCE                                  NET ASSETS
----------------------------------------------------------------------
Tax-Backed                                                        41.4%
Other                                                             17.5
Health Care                                                       12.3
Utilities                                                          8.0
Housing                                                            7.8
Education                                                          6.4
Transportation                                                     2.5
Other Revenue                                                      2.2
Investment Companies                                               0.2
Short-Term Obligations                                             0.6
Other Assets & Liabilities, Net                                    1.1
                                                                 -----
                                                                 100.0%
                                                                 =====

                      ACRONYM                     NAME
                      -------                     ----
                       AMBAC             Ambac Assurance Corp.
                        AMT             Alternative Minimum Tax
                       FGIC         Financial Guaranty Insurance Co.
                        FHA          Federal Housing Administration
                        FSA        Financial Security Assurance, Inc.
                       MBIA               MBIA Insurance Corp.

             122 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - 92.3%

BASIC MATERIALS - 5.1%

   CHEMICALS - 3.6%

   CHEMICAL-SPECIALTY - 1.8%
      Ethyl Corp.
        8.875% 05/01/10                      8,400,000       9,240,000
      MacDermid, Inc.
        9.125% 07/15/11                      9,520,000      10,531,500
      Nalco Co.
        7.750% 11/15/11                     10,220,000      11,063,150
      PQ Corp.
        7.500% 02/15/13 (a)                    675,000         696,937
                                                         -------------
                                                            31,531,587
   CHEMICALS-DIVERSIFIED - 0.8%
      Equistar Chemicals LP
        10.125% 09/01/08                     7,370,000       8,493,925
        10.625% 05/01/11                     4,805,000       5,561,788
                                                         -------------
                                                            14,055,713
   INDUSTRIAL-GASES - 1.0%
      Airgas, Inc.
        9.125% 10/01/11                     16,358,000      18,116,485
                                                         -------------
                                                            18,116,485
                                                         -------------
                                       Chemicals Total      63,703,785

   FOREST PRODUCTS & PAPER - 1.0%

   PAPER & RELATED PRODUCTS - 1.0%
      Boise Cascade LLC
        7.125% 10/15/14 (a)                 16,875,000      17,971,875
                                                         -------------
                                                            17,971,875
                                                         -------------
                         Forest Products & Paper Total      17,971,875

   IRON/STEEL - 0.5%

   STEEL-PRODUCERS - 0.5%
      Russel Metals, Inc.
        6.375% 03/01/14                      8,780,000       8,889,750
                                                         -------------
                                                             8,889,750
                                                         -------------
                                      Iron/Steel Total       8,889,750
                                                         -------------
                                 BASIC MATERIALS TOTAL      90,565,410

COMMUNICATIONS - 14.8%

   ADVERTISING - 1.9%

   ADVERTISING SALES - 1.9%
      Lamar Media Corp.
        7.250% 01/01/13                     31,203,000      33,699,240
                                                         -------------
                                                            33,699,240
                                                         -------------
                                     Advertising Total      33,699,240

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   MEDIA - 9.6%

   CABLE TV - 4.9%
      DirecTV Holdings
        8.375% 03/15/13                     24,895,000      28,100,231
      EchoStar DBS Corp.
        5.750% 10/01/08                     22,125,000      22,456,875
        6.625% 10/01/14 (a)                 13,170,000      13,548,637
      Rogers Cable, Inc.
        6.250% 06/15/13                      9,790,000       9,985,800
        7.875% 05/01/12                     11,225,000      12,431,688
                                                         -------------
                                                            86,523,231

   MULTIMEDIA - 0.3%
      Emmis Operating Co.
        6.875% 05/15/12                      5,345,000       5,451,900
                                                         -------------
                                                             5,451,900

   PUBLISHING-PERIODICALS - 3.5%
      Dex Media West LLC
        5.875% 11/15/11 (a)                 26,043,000      25,912,785
      R.H. Donnelley Finance Corp.
        8.875% 12/15/10 (a)                  1,320,000       1,458,600
        10.875% 12/15/12 (a)                21,445,000      25,197,875
        10.875% 12/15/12                     8,150,000       9,576,250
                                                         -------------
                                                            62,145,510

   TELEVISION - 0.9%
      LIN Television Corp.
        6.500% 05/15/13                     14,365,000      14,688,213
                                                         -------------
                                                            14,688,213
                                                         -------------
                                           Media Total     168,808,854

   TELECOMMUNICATIONS - 3.3%

   CELLULAR TELECOMMUNICATIONS - 3.3%
      Nextel Communications, Inc.
        5.950% 03/15/14                      2,845,000       2,951,687
        6.875% 10/31/13                      3,390,000       3,661,200
        7.375% 08/01/15                     26,475,000      28,990,125
      Rogers Wireless, Inc.
        7.500% 03/15/15                      7,865,000       8,612,175
        8.000% 12/15/12                     13,670,000      14,831,950
                                                         -------------
                                                            59,047,137
                                                         -------------
                              Telecommunications Total      59,047,137
                                                         -------------
                                  COMMUNICATIONS TOTAL     261,555,231

              See Accompanying Notes to Financial Statements. | 123

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - 20.5%

   AUTO PARTS & EQUIPMENT - 0.3%

   AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL - 0.3%
      Accuride Corp.
        8.500% 02/01/15 (a)                  5,850,000       6,047,437
                                                         -------------
                                                             6,047,437
                                                         -------------
                          Auto Parts & Equipment Total       6,047,437

   ENTERTAINMENT - 3.2%

   MUSIC - 0.8%
      Warner Music Group
        7.375% 04/15/14 (a)                 13,055,000      13,838,300
                                                         -------------
                                                            13,838,300

   RACETRACKS - 1.0%
      Speedway Motorsports, Inc.
        6.750% 06/01/13                     16,983,000      17,810,921
                                                         -------------
                                                            17,810,921

   THEATERS - 1.4%
      Cinemark USA, Inc.
        9.000% 02/01/13                     21,740,000      24,267,275
                                                         -------------
                                                            24,267,275
                                                         -------------
                                   Entertainment Total      55,916,496

   HOME BUILDERS - 2.8%

   BUILDING RESIDENTIAL/COMMERCIAL - 2.8%
      KB Home
        5.875% 01/15/15                      7,085,000       7,208,987
        7.750% 02/01/10                      5,150,000       5,574,875
        8.625% 12/15/08                      6,325,000       7,163,062
        9.500% 02/15/11                      5,765,000       6,298,263
      Toll Brothers, Inc.
        8.250% 02/01/11                      3,200,000       3,452,000
      Toll Corp.
        8.000% 05/01/09                      5,765,000       5,988,394
        8.250% 12/01/11                     12,770,000      14,062,963
                                                         -------------
                                                            49,748,544
                                                         -------------
                                   Home Builders Total      49,748,544

   LEISURE TIME - 2.5%

   CRUISE LINES - 2.0%
      Royal Caribbean Cruises Ltd.
        6.750% 03/15/08                      5,325,000       5,671,125
        6.875% 12/01/13                      6,275,000       6,855,438
        8.750% 02/02/11                     18,890,000      22,148,525
                                                         -------------
                                                            34,675,088

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   LEISURE & RECREATIONAL PRODUCTS - 0.5%
      K2, Inc.
        7.375% 07/01/14                      8,380,000       9,067,160
                                                         -------------
                                                             9,067,160
                                                         -------------
                                    Leisure Time Total      43,742,248

   LODGING - 8.3%

   CASINO HOTELS - 7.2%
      Kerzner International, Ltd.
        8.875% 08/15/11                      7,825,000       8,529,250
      MGM Mirage, Inc.
        6.000% 10/01/09                     30,230,000      30,985,750
        9.750% 06/01/07                      3,045,000       3,372,337
      Park Place Entertainment Corp.
        7.875% 03/15/10                     12,600,000      14,253,750
        8.875% 09/15/08                      5,150,000       5,832,375
        9.375% 02/15/07                     13,475,000      14,721,438
      Station Casinos, Inc.
        6.500% 02/01/14                     20,305,000      21,269,488
        6.875% 03/01/16                     13,540,000      14,284,700
      Wynn Las Vegas LLC
        6.625% 12/01/14 (a)                 13,830,000      13,864,575
                                                         -------------
                                                           127,113,663

   HOTELS & MOTELS - 1.1%
      ITT Corp.
        6.750% 11/15/05                        800,000         817,000
      Starwood Hotels & Resorts
        Worldwide, Inc.
        7.375% 05/01/07                      5,300,000       5,631,250
        7.875% 05/01/12                     11,180,000      12,954,825
                                                         -------------
                                                            19,403,075
                                                         -------------
                                         Lodging Total     146,516,738

   RETAIL - 3.4%

   CONVENIENCE STORES - 1.0%
      Couche-Tard
        7.500% 12/15/13                     16,480,000      17,674,800
                                                         -------------
                                                            17,674,800
   RETAIL-AUTOMOBILE - 1.4%
      Autonation, Inc.
        9.000% 08/01/08                     14,330,000      16,192,900
      Group 1 Automotive, Inc.
        8.250% 08/15/13                      8,045,000       8,487,475
                                                         -------------
                                                            24,680,375
   RETAIL-PROPANE DISTRIBUTORS - 0.5%
      Suburban Propane Partners
        6.875% 12/15/13                      9,675,000       9,916,875
                                                         -------------
                                                             9,916,875

             124 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER CYCLICAL - (CONTINUED)

   RETAIL - (CONTINUED)

   RETAIL-RESTAURANTS - 0.5%
      Domino's, Inc.
        8.250% 07/01/11                      7,805,000       8,439,156
                                                         -------------
                                                             8,439,156
                                                         -------------
                                          Retail Total      60,711,206
                                                         -------------
                               CONSUMER CYCLICAL TOTAL     362,682,669

CONSUMER NON-CYCLICAL - 17.5%

   BEVERAGES - 3.4%

   BEVERAGES-NON-ALCOHOLIC - 1.8%
      Cott Beverages, Inc.
        8.000% 12/15/11                     29,250,000      31,663,125
                                                         -------------
                                                            31,663,125
   BEVERAGES-WINE/SPIRITS - 1.6%
      Constellation Brands, Inc.
        8.000% 02/15/08                      3,850,000       4,186,875
        8.125% 01/15/12                     17,585,000      19,167,650
        8.625% 08/01/06                      5,100,000       5,380,500
                                                         -------------
                                                            28,735,025
                                                         -------------
                                       Beverages Total      60,398,150

   COMMERCIAL SERVICES - 4.3%

   COMMERCIAL SERVICES - 1.4%
      Iron Mountain, Inc.
        7.750% 01/15/15                      7,450,000       7,617,625
        8.625% 04/01/13                     17,140,000      18,082,700
                                                         -------------
                                                            25,700,325
   PRIVATE CORRECTIONS - 1.8%
      Corrections Corp. of America
        7.500% 05/01/11                     29,400,000      31,274,250
        9.875% 05/01/09                        275,000         303,875
                                                         -------------
                                                            31,578,125
   RENTAL AUTO/EQUIPMENT - 1.1%
      United Rentals, Inc.
        7.000% 02/15/14                     12,000,000      11,625,000
        7.750% 11/15/13                      7,005,000       7,040,025
                                                         -------------
                                                            18,665,025
                                                         -------------
                             Commercial Services Total      75,943,475

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   HEALTH CARE SERVICES - 6.3%

   MEDICAL PRODUCTS - 0.9%
      Fisher Scientific
      International, Inc.
        6.750% 08/15/14 (a)                 14,360,000      15,239,550
                                                         -------------
                                                            15,239,550
   MEDICAL-HMO - 0.7%
      Coventry Health Care, Inc.
        5.875% 01/15/12 (a)                 12,825,000      13,113,563
                                                         -------------
                                                            13,113,563
   MEDICAL-HOSPITALS - 3.8%
      HCA, Inc.
        6.950% 05/01/12                     20,555,000      21,728,896
      Province Healthcare Co.
        7.500% 06/01/13                     12,800,000      14,320,000
      Triad Hospitals, Inc.
        7.000% 05/15/12                     24,453,000      26,042,445
        7.000% 11/15/13                      4,360,000       4,523,500
                                                         -------------
                                                            66,614,841
   MEDICAL-NURSING HOMES - 0.4%
      Extendicare Health Services, Inc.
        6.875% 05/01/14                      5,825,000       5,941,500
        9.500% 07/01/10                      1,280,000       1,417,600
                                                         -------------
                                                             7,359,100
   MEDICAL-OUTPATIENT/HOME MEDICAL - 0.5%
      Select Medical Corp.
        7.625% 02/01/15 (a)                  8,440,000       8,693,200
                                                         -------------
                                                             8,693,200
                                                         -------------
                            Health Care Services Total     111,020,254

   HOUSEHOLD PRODUCTS/WARES - 1.3%

   CONSUMER PRODUCTS-MISCELLANEOUS - 1.3%
      Scotts Co.
        6.625% 11/15/13                     21,530,000      22,741,062
                                                         -------------
                                                            22,741,062
                                                         -------------
                        Household Products/Wares Total      22,741,062

   PHARMACEUTICALS - 2.2%

   MEDICAL-WHOLESALE DRUG DISTRIBUTION - 0.7%
      AmerisourceBergen Corp.
        7.250% 11/15/12                      6,280,000       6,986,500
        8.125% 09/01/08                      5,985,000       6,643,350
                                                         -------------
                                                            13,629,850

              See Accompanying Notes to Financial Statements. | 125

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

CONSUMER NON-CYCLICAL - (CONTINUED)

   PHARMACEUTICALS - (CONTINUED)

   PHARMACY SERVICES - 1.5%
      Omnicare, Inc.
        6.125% 06/01/13                     10,700,000      10,726,750
      Series B,
        8.125% 03/15/11                     14,740,000      15,698,100
                                                         -------------
                                                            26,424,850
                                                         -------------
                                 Pharmaceuticals Total      40,054,700
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL     310,157,641

ENERGY - 14.1%

   COAL - 3.5%
      Arch Western Finance LLC
        6.750% 07/01/13                     28,790,000      29,869,625
      Peabody Energy Corp.
        5.875% 04/15/16                      2,775,000       2,809,687
        6.875% 03/15/13                     26,655,000      28,920,675
                                                         -------------
                                                            61,599,987
                                                         -------------
                                            Coal Total      61,599,987

   OIL & GAS - 5.6%

   OIL & GAS DRILLING - 0.9%
      Pride International, Inc.
        7.375% 07/15/14                     14,505,000      16,028,025
                                                         -------------
                                                            16,028,025
   OIL COMPANIES-EXPLORATION & PRODUCTION - 4.7%
      Chesapeake Energy Corp.
        6.375% 06/15/15 (a)                 18,735,000      19,765,425
        7.500% 09/15/13                     10,195,000      11,239,987
        7.750% 01/15/15                        425,000         468,562
      Newfield Exploration Co.
        6.625% 09/01/14 (a)                 18,940,000      20,384,175
      Plains Exploration & Production Co.
        7.125% 06/15/14                     13,265,000      14,591,500
      Pogo Producing Co.
        8.250% 04/15/11                      3,080,000       3,295,600
      Vintage Petroleum, Inc.
        7.875% 05/15/11                      7,125,000       7,641,563
        8.250% 05/01/12                      6,025,000       6,642,563
                                                         -------------
                                                            84,029,375
                                                         -------------
                                       Oil & Gas Total     100,057,400

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   OIL & GAS SERVICES - 3.3%

   OIL FIELD MACHINERY & EQUIPMENT - 1.8%
      Grant Prideco, Inc.
        9.000% 12/15/09                     14,995,000      16,531,987
        9.625% 12/01/07                     12,720,000      14,151,000
                                                         -------------
                                                            30,682,987
   OIL-FIELD SERVICES - 1.5%
      Hornbeck Offshore Services, Inc.
        6.125% 12/01/14 (a)                  9,975,000       9,999,938
      Universal Compression, Inc.
        7.250% 05/15/10                     16,245,000      17,057,250
                                                         -------------
                                                            27,057,188
                                                         -------------
                              Oil & Gas Services Total      57,740,175

   PIPELINES - 1.7%
      MarkWest Energy Partners
        6.875% 11/01/14 (a)                  8,725,000       8,964,938
      William Companies, Inc.
        7.125% 09/01/11                      1,935,000       2,128,500
        8.125% 03/15/12                     16,220,000      18,896,300
                                                         -------------
                                                            29,989,738
                                                         -------------
                                       Pipelines Total      29,989,738
                                                         -------------
                                          ENERGY TOTAL     249,387,300

FINANCIALS - 0.9%

   REAL ESTATE INVESTMENT TRUSTS - 0.9%

   REAL ESTATE INVESTMENT TRUSTS-DIVERSIFIED - 0.9%
      iStar Financial, Inc., REIT
        Series B,
        5.125% 04/01/11                      7,350,000       7,343,679
        7.000% 03/15/08                      7,900,000       8,386,956
                                                         -------------
                                                            15,730,635
                                                         -------------
                   Real Estate Investment Trusts Total      15,730,635
                                                         -------------
                                      FINANCIALS TOTAL      15,730,635

INDUSTRIALS - 15.9%

   AEROSPACE & DEFENSE - 2.9%

   AEROSPACE/DEFENSE-EQUIPMENT - 0.9%
      TransDigm, Inc.
        8.375% 07/15/11                     15,710,000      16,770,425
                                                         -------------
                                                            16,770,425
   ELECTRONICS-MILITARY - 2.0%
      L-3 Communications Corp.
        6.125% 07/15/13                      1,855,000       1,908,331
        7.625% 06/15/12                     30,275,000      32,999,750
                                                         -------------
                                                            34,908,081
                                                         -------------
                             Aerospace & Defense Total      51,678,506

             126 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

INDUSTRIALS - (CONTINUED)

   ENVIRONMENTAL CONTROL - 1.5%

   ALTERNATIVE WASTE TECHNOLOGY - 0.5%
      Synagro Technologies, Inc.
      9.500% 04/01/09                        8,375,000       9,170,625
                                                         -------------
                                                             9,170,625
   NON-HAZARDOUS WASTE DISPOSAL - 1.0%
      Allied Waste North America, Inc.
        6.375% 04/15/11                      7,535,000       7,346,625
        6.500% 11/15/10                      7,875,000       7,756,875
      Series B,
        9.250% 09/01/12                      2,075,000       2,292,875
                                                         -------------
                                                            17,396,375
                                                         -------------
                           Environmental Control Total      26,567,000

   HAND/MACHINE TOOLS - 0.9%

   MACHINE TOOLS & RELATED PRODUCTS - 0.9%
      Kennametal, Inc.
        7.200% 06/15/12                     15,195,000      16,864,171
                                                         -------------
                                                            16,864,171
                                                         -------------
                              Hand/Machine Tools Total      16,864,171

   MACHINERY DIVERSIFIED - 1.1%

   MACHINERY-GENERAL INDUSTRY - 1.1%
      Manitowoc Co., Inc.
        7.125% 11/01/13                      1,315,000       1,420,200
      Westinghouse Air Brake
        Technologies Corp.
        6.875% 07/31/13                     16,475,000      17,339,938
                                                         -------------
                                                            18,760,138
                                                         -------------
                           Machinery Diversified Total      18,760,138

   PACKAGING & CONTAINERS - 6.4%

   CONTAINERS-METAL/GLASS - 5.0%
      Ball Corp.
        6.875% 12/15/12                     32,897,000      35,035,305
        7.750% 08/01/06                      2,850,000       2,981,812
      Owens-Brockway Glass Container
        6.750% 12/01/14 (a)                  3,875,000       3,971,875
        8.875% 02/15/09                      7,225,000       7,821,063
      Owens-Illinois, Inc.
        7.500% 05/15/10                     13,500,000      14,276,250
      Silgan Holdings, Inc.
        6.750% 11/15/13                     22,380,000      23,163,300
                                                         -------------
                                                            87,249,605

                                               PAR ($)      VALUE ($)
                                               -------   -------------

   CONTAINERS-PAPER/PLASTIC - 1.4%
      Smurfit-Stone Container Corp.
        7.375% 07/15/14                      8,450,000       8,830,250
        8.250% 10/01/12                      4,505,000       4,876,662
        8.375% 07/01/12                      5,185,000       5,612,763
        9.750% 02/01/11                      5,425,000       5,913,250
                                                         -------------
                                                            25,232,925
                                                         -------------
                          Packaging & Containers Total     112,482,530

   TRANSPORTATION - 3.1%

   TRANSPORT-MARINE - 1.9%
      Teekay Shipping Corp.
        8.875% 07/15/11                     29,776,000      34,465,720
                                                         -------------
                                                            34,465,720
   TRANSPORT-SERVICES - 1.2%
      Offshore Logistics, Inc.
        6.125% 06/15/13                     20,800,000      20,904,000
                                                         -------------
                                                            20,904,000
                                                         -------------
                                  Transportation Total      55,369,720
                                                         -------------
                                     INDUSTRIALS TOTAL     281,722,065

TECHNOLOGY - 1.1%

   SEMICONDUCTORS - 1.1%

   ELECTRONIC COMPONENTS-SEMICONDUCTORS - 1.1%
      Freescale Semiconductor, Inc.
        6.875% 07/15/11                     18,430,000      19,812,250
                                                         -------------
                                                            19,812,250
                                                         -------------
                                  Semiconductors Total      19,812,250
                                                         -------------
                                      TECHNOLOGY TOTAL      19,812,250

UTILITIES - 2.4%

   ELECTRIC - 2.4%

   ELECTRIC-GENERATION - 1.8%
      AES Corp.
        7.750% 03/01/14                     14,130,000      15,631,312
      Texas Genco LLC
        6.875% 12/15/14 (a)                 15,790,000      16,776,875
                                                         -------------
                                                            32,408,187
   ELECTRIC-INTEGRATED - 0.6%
      Nevada Power Co.
        5.875% 01/15/15 (a)                  5,000,000       5,087,500
        6.500% 04/15/12                      3,950,000       4,187,000
      Northwestern Corp.
        5.875% 11/01/14 (a)                    975,000         992,063
                                                         -------------
                                                            10,266,563
                                                         -------------
                                        Electric Total      42,674,750
                                                         -------------
                                       UTILITIES TOTAL      42,674,750

            Total Corporate Fixed-Income Bonds & Notes
                              (Cost of $1,576,788,206)   1,634,287,951

              See Accompanying Notes to Financial Statements. | 127

________________________________________________________________________________
February 28, 2005 (Unaudited)                           Columbia High Yield Fund

                                               PAR ($)      VALUE ($)
                                               -------   -------------

SHORT-TERM OBLIGATION - 6.4%
      Repurchase agreement with State Street
      Bank & Trust Co., dated 02/28/05,
      due 03/01/05 at 2.500%, collateralized
      by a U.S. Treasury Note maturing
      09/30/06, market value of
      $114,839,017 (repurchase
      proceeds $112,590,818)               112,583,000     112,583,000
                                                         -------------

                           Total Short-Term Obligation
                                (Cost of $112,583,000)     112,583,000

                             TOTAL INVESTMENTS - 98.7%
                          (COST OF $1,689,371,206) (B)   1,746,870,951

                OTHER ASSETS & LIABILITIES, NET - 1.3%      23,337,612

                                   NET ASSETS - 100.0%   1,770,208,563

NOTES TO INVESTMENT PORTFOLIO:

(a) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, these securities amounted to $241,526,123, which represents 13.6% of net assets.

(b) Cost for federal income tax purposes is $1,697,231,933.

      At February 28, 2005, the Fund held investments in the following sectors:

                                                               % OF
      SECTOR                                                NET ASSETS
      ----------------------------------------------------------------
      Consumer Cyclical                                           20.5%
      Consumer Non-Cyclical                                       17.5
      Industrials                                                 15.9
      Communications                                              14.8
      Energy                                                      14.1
      Basic Materials                                              5.1
      Utilities                                                    2.4
      Technology                                                   1.1
      Financials                                                   0.9
      Short-Term Obligation                                        6.4
      Other Assets & Liabilities, Net                              1.3
                                                                 -----
                                                                 100.0%
                                                                 =====

                     ACRONYM                  NAME
                     -------                  ----
                      REIT        Real Estate Investment Trust

             128 | See Accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO ___________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Daily Income Company

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - 37.7%

CONSUMER CYCLICAL - 0.2%

   AUTO MANUFACTURERS - 0.2%
      Toyota Motor Credit Corp.
        2.635% 03/17/05 (a)                  1,000,000       1,000,047
                                                         -------------
                              Auto Manufacturers Total       1,000,047
                                                         -------------
                               CONSUMER CYCLICAL TOTAL       1,000,047

CONSUMER NON-CYCLICAL - 0.9%
   PHARMACEUTICALS - 0.9%
      Pfizer, Inc.
        2.690% 11/04/05 (a)                  5,000,000       4,997,750
                                                         -------------
                                 Pharmaceuticals Total       4,997,750
                                                         -------------
                           CONSUMER NON-CYCLICAL TOTAL       4,997,750

FINANCIALS - 36.6%

   COMMERCIAL BANKS - 7.5%
      First Tennessee Bank
        2.750% 05/03/05 (a)                 15,000,000      15,000,522
      US Bank NA
        2.770% 02/17/06 (a)                  9,000,000       8,999,930
      Wells Fargo & Co.:
        2.570% 03/24/05 (a)                  7,000,000       7,000,422
        2.579% 09/29/05 (a)                 10,000,000      10,003,343
                                                         -------------
                                Commercial Banks Total      41,004,217

   DIVERSIFIED FINANCIAL SERVICES - 29.1%
      500 Thomas Moore Building LLC
        LOC: Fifth Third Bank
        2.700% 06/01/22 (a)                  1,105,000       1,105,000
      American Express Credit Corp.
        2.600% 06/15/05 (a)                  4,000,000       4,000,316
        2.600% 08/09/05 (a)                  5,000,000       5,000,621
      American Made LLC
        LOC: National City Bank
        2.680% 12/01/24 (a)                  6,300,000       6,300,000
      Beckfield Properties LLC
        LOC: Fifth Third Bank
        2.700% 12/01/24 (a)                  1,000,000       1,000,000
      Bedford Hills Golf Club, Inc.
        LOC: Fifth Third Bank
        2.700% 04/01/13 (a)                  1,000,000       1,000,000
      CC USA, Inc.
        2.398% 12/02/05 (a)(b)               5,000,000       4,998,958
      Central Avenue Properties Ltd.
        LOC: Fifth Third Bank
        2.700% 11/01/23 (a)                  1,225,000       1,225,000
      Central Ohio Medical Textiles
        LOC: National City Bank
        2.640% 03/01/23 (a)                 13,500,000      13,500,000

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      Central Supply Co.
        LOC: Fifth Third Bank
        2.700% 08/01/23 (a)                  2,000,000       2,000,000
      Chagrin Valley Partners LLC
        LOC: Fifth Third Bank
        2.700% 11/01/13 (a)                  1,080,000       1,080,000
      Citigroup, Inc.
        2.900% 05/19/05 (a)                 15,000,000      15,001,919
      Crestmont Nursing Home
        LOC: Fifth Third Bank
        2.650% 03/01/24 (a)                  1,465,000       1,465,000
      DiGerinomo Aggregates
        LOC: National City Bank
        2.680% 01/01/15 (a)                  5,600,000       5,600,000
      Falls Village Realty LLC
        LOC: Fifth Third Bank
        2.700% 12/01/29 (a)                  2,000,000       2,000,000
      Fresh Unlimited, Inc.
        LOC: Fifth Third Bank
        2.700% 11/01/44 (a)                  1,000,000       1,000,000
      General Electric Capital Corp.:
        2.615% 03/15/05 (a)                  7,932,000       7,932,587
        7.500% 05/15/05                      5,564,000       5,619,588
      Grand Rapids Christian School
        LOC: Fifth Third Bank
        2.700% 09/01/28 (a)                  4,120,000       4,120,000
      Harlan Development Co.:
        LOC: Fifth Third Bank
        2.700% 12/01/23 (a)                  6,960,000       6,960,000
      Harrier Finance Funding LLC
        2.660% 10/25/05 (a)(b)              10,000,000      10,000,000
      Holten Meat, Inc.
        LOC: US Bank NA
        2.630% 05/01/25 (a)                  6,475,000       6,475,000
      Keating Muething & Klekamp
        LOC: Fifth Third Bank
        2.700% 11/01/24 (a)                  1,000,000       1,000,000
      Lehmann Property Group
        LOC: Fifth Third Bank
        2.700% 07/01/22 (a)                  1,460,000       1,460,000
      LRC Meadows Investors LLC
        2.750% 12/01/34 (a)                  1,300,000       1,300,000
      LTC Investors LLC
        LOC: National City Bank
        2.700% 11/01/24 (a)                  2,320,000       2,320,000
      Materials Processing, Inc.
        LOC: Fifth Third Bank
        2.700% 09/01/34 (a)                    905,000         905,000
      R.O. Davis Real Estate LLC
        LOC: Fifth Third Bank
        2.700% 04/01/23 (a)                  1,000,000       1,000,000
      RDV Finance LLC
        LOC: Fifth Third Bank
        2.650% 10/01/39 (a)                  3,000,000       3,000,000

              See Accompanying Notes to Financial Statements. | 129

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Daily Income Company

                                               PAR ($)      VALUE ($)
                                               -------   -------------

CORPORATE FIXED-INCOME BONDS & NOTES - (CONTINUED)

FINANCIALS - (CONTINUED)

   DIVERSIFIED FINANCIAL SERVICES - (CONTINUED)
      Scott Street Land Co.
        LOC: Fifth Third Bank
        2.700% 01/03/22 (a)                    940,000         940,000
      Skeletal Properties LLC
        LOC: Fifth Third Bank
        2.700% 06/01/34 (a)                  1,000,000       1,000,000
      Spartan Medical Facility
        LOC: Fifth Third Bank
        2.700% 12/01/26 (a)                  1,500,000       1,500,000
      Sumner Medical Plaza LLC
        LOC: Fifth Third Bank
        2.700% 10/01/10 (a)                  3,470,000       3,470,000
      Tango Finance Corp.
        2.650% 01/17/06 (a)(b)              10,000,000      10,001,120
      Titan Holdings Group LLC
        LOC: Fifth Third Bank
        2.700% 05/01/12 (a)                  1,655,000       1,655,000
      Union Hospital, Inc.
        LOC: Fifth Third Bank
        2.700% 09/01/25 (a)                  2,150,000       2,150,000
      Vancouver Clinic Building LLC
        LOC: US Bank NA
        2.630% 02/01/25 (a)                  5,000,000       5,000,000
      Whistlejacket Capital Ltd.
        2.550% 10/14/05 (a)(b)               5,000,000       4,998,935
      White Pine Finance LLC
        2.393% 09/07/05 (a)(b)              10,000,000       9,997,929
                                                         -------------
                  Diversified Financial Services Total     159,081,973
                                                         -------------
                                      FINANCIALS TOTAL     200,086,190

            Total Corporate Fixed-Income Bonds & Notes
                                (Cost of $206,083,987)     206,083,987

MUNICIPAL BONDS - 25.2%

ALASKA - 0.8%
      AK Four Dam Pool Electric Revenue
        Series B,
        LOC: Dexia Credit Local
        2.600% 07/01/26 (a)                  4,250,000       4,250,000
                                                         -------------
                                          ALASKA TOTAL       4,250,000

CALIFORNIA - 7.7%
      CA Abag Finance Authority for
        Nonprofit Corps.
        Multifamily Revenue
        Fine Arts Building Apartments,
        Series 2002 A,
        LOC: FNMA
        2.580% 07/15/35 (a)                  3,800,000       3,800,000

                                               PAR ($)      VALUE ($)
                                               -------   -------------

      CA Educational Facilities
        Authority Revenue
        University Judaism,
        Series B,
        LOC: Allied Irish Bank
        2.720% 12/01/28 (a)                  6,000,000       6,000,000
      CA San Diego Metropolitan
        Transportation Development Board
        Pension Obligation Revenue,
        Series B,
        Insured: MBIA,
        SPA: Dexia Credit Local
        2.570% 12/01/33 (a)                 17,595,000      17,595,000
      CA San Jose Redevelopment Agency
        Revenue Merged Area,
        Series H,
        LOC: Bank of New York
        2.600% 08/01/29 (a)                 14,600,000      14,600,000
                                                         -------------
                                      CALIFORNIA TOTAL      41,995,000

COLORADO - 3.8%
      CO Housing & Finance Authority
        Single Family Class Revenue,
        Class I-B1,
        SPA: Dexia Credit Local
        2.570% 11/01/34 (a)                 21,000,000      21,000,000
                                                         -------------
                                        COLORADO TOTAL      21,000,000

FLORIDA - 1.4%
      FL Homestead Special
        Obligation Revenue
        Speedway Project,
        LOC: Suntrust Bank
        2.590% 11/01/18 (a)                  6,665,000       6,665,000
      FL Housing Finance Corp. Revenue
        Waterford Pointe,
        Series E-2,
        LOC: FNMA
        2.770% 02/15/33 (a)                  1,150,000       1,150,000
                                                         -------------
                                         FLORIDA TOTAL       7,815,000

GEORGIA - 0.2%
      GA Burke County Industrial
        Development Authority Revenue
        Fleetguard, Inc. Project,
        LOC: Fifth Third Bank
        2.700% 08/01/18 (a)                    925,000         925,000
                                                         -------------
                                         GEORGIA TOTAL         925,000

INDIANA - 0.5%
      IN First Pentecostal Church, Inc.
        Noblesville Revenue,
        LOC: JPMorgan Chase Bank
        2.650% 11/01/26 (a)                  1,620,000       1,620,000

             130 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Daily Income Company

                                               PAR ($)      VALUE ($)
                                               -------   -------------

MUNICIPAL BONDS - (CONTINUED)

INDIANA - (CONTINUED)
      IN Industrial Development
        Authority Revenue
        Lawrence Utilities,
        Series 2003 B,
        LOC: Fifth Third Bank
        2.720% 07/01/23 (a)                  1,000,000       1,000,000
                                                         -------------
                                         INDIANA TOTAL       2,620,000

MARYLAND - 2.0%
      MD Baltimore Project Revenue
        Baltimore Parking Facilities
        Series 2002
        Insured: FGIC
        SPA: Dexia Credit Local
        2.620% 07/01/32 (a)                 11,000,000      11,000,000
                                                         -------------
                                        MARYLAND TOTAL      11,000,000

MASSACHUSETTS - 1.3%
      MA State Housing Finance
        Agency Revenue
        Avalon Upper Falls LLC
        Series 2004 A
        LOC: JP MorganChase Bank
        2.570% 12/01/34 (a)                  6,800,000       6,800,000
                                                         -------------
                                   MASSACHUSETTS TOTAL       6,800,000

MICHIGAN - 2.7%
      MI Oakland County
        1.625% 05/01/05                     15,000,000      14,975,516
                                                         -------------
                                        MICHIGAN TOTAL      14,975,516

PENNSYLVANIA - 2.5%
      PA Donegal Crossing LLC
        LOC: Federal Home Loan Bank
        2.720% 08/15/27 (a)                 13,615,000      13,615,000
                                                         -------------
                                    PENNSYLVANIA TOTAL      13,615,000

TEXAS - 2.3%
      TX Harris County Houston Texas
        Sports Authority Special Revenue
        Series E,
        Insured: MBIA,
        SPA: JPMorgan Chase Bank
        2.600% 11/15/30 (a)                 12,600,000      12,600,000
                                                         -------------
                                           TEXAS TOTAL      12,600,000

                                 Total Municipal Bonds
                                (Cost of $137,595,516)     137,595,516

                                               PAR ($)      VALUE ($)
                                               -------   -------------

COMMERCIAL PAPER - 23.1%
      Brahms Funding Corp.
        2.700% 03/01/05 (b)                 10,303,000      10,303,000
      Cancara Asset Securitisation LLC
        2.740% 05/18/05 (b)                  7,000,000       6,958,443
      CC U.S.A., Inc.
        2.740% 05/18/05 (b)                  5,000,000       4,970,317
      Giro Balanced Funding Corp.
        2.370% 03/07/05 (b)                 15,000,000      14,994,075
      Grampian Holdings PLC
        2.860% 06/30/05 (b)                  8,000,000       7,923,098
      Greenwich Capital Holdings
        2.550% 04/08/05 (a)                 10,000,000      10,000,000
      Harrier Group PLC
        2.720% 06/10/05 (b)                  8,000,000       7,938,951
      Mane Funding Corp.
        2.540% 04/07/05 (b)                  5,000,000       4,986,947
      Premier Asset Management PLC
        2.350% 03/01/05 (b)                 10,000,000      10,000,000
      Sigma Finance, Inc.
        2.370% 03/01/05 (b)                 20,000,000      20,000,000
      Thames Asset Global
        Securitisation LLC
        2.390% 03/09/05 (b)                 15,000,000      14,992,033
      Whistlejacket Capital Ltd.
        2.540% 04/15/05 (b)                  5,000,000       4,999,818
      White Pine Finance LLC
        2.500% 05/03/05 (b)                  8,000,000       7,965,000
                                                         -------------
                                Total Commercial Paper
                                (Cost of $126,031,682)     126,031,682

CERTIFICATES OF DEPOSIT - 9.9%
      Canadian Imperial Bank of Commerce
        2.535% 06/08/05 (a)                 15,000,000      14,999,295
      CS First Boston
        2.569% 12/29/05 (a)                  8,000,000       8,001,640
      JPMorgan Chase & Co.
        3.120% 05/20/05 (a)                  6,000,000       6,004,041
      Landesbank Baden-Wuerttemberg
        Girozentrale
        2.610% 03/29/05 (a)                 15,000,000      14,999,825
      Unicredito Italiano S.p.A.
        2.630% 07/27/05 (a)                 10,000,000       9,997,278
                                                         -------------
                         Total Certificates of Deposit
                                 (Cost of $54,002,079)      54,002,079

              See Accompanying Notes to Financial Statements. | 131

________________________________________________________________________________
February 28, 2005 (Unaudited)                      Columbia Daily Income Company

                                               PAR ($)      VALUE ($)
                                               -------   -------------

U.S. GOVERNMENT AGENCIES - 4.1%
      Federal National Mortgage
        Association (FNMA):
        2.460% 03/23/05 (a)                  2,500,000       2,499,995
        2.430% 10/03/05 (a)                 20,000,000      19,989,764
                                                         -------------
                        Total U.S. Government Agencies
                                 (Cost of $22,489,759)      22,489,759

                            TOTAL INVESTMENTS - 100.0%
                            (COST OF $546,203,023) (C)     546,203,023

                OTHER ASSETS & LIABILITIES, NET - 0.0%           5,996

                                   NET ASSETS - 100.0%     546,209,019


NOTES TO INVESTMENT PORTFOLIO:

(a) Floating rate note. The interest rate shown reflects the rate as of February 28, 2005.

(b) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2005, these securities amounted to $156,028,624, which represents 28.6% of net assets.

(c) Cost for federal income tax purposes is $546,203,023.

                      ACRONYM                     NAME
                      -------                     ----
                       FGIC         Financial Guaranty Insurance Co.
                       FNMA       Federal National Mortgage Association
                       MBIA               MBIA Insurance Corp.
                        LOC                 Letter of Credit
                        SPA            Standby Purchase Agreement

             132 | See Accompanying Notes to Financial Statements.

                       This page intentionally left blank.

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds



                                                     COMMON                        INTERNATIONAL       MID CAP         SMALL CAP
                                                     STOCK            GROWTH           STOCK            GROWTH           GROWTH
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
   Unaffiliated investments, at identified
    cost (including short-term obligations)         198,193,246      631,338,598      565,225,710      741,891,108      249,783,973
   Affiliated investments, at identified cost                --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at identified cost        198,193,246      631,338,598      565,225,710      741,891,108      249,783,973
                                                 --------------   --------------   --------------   --------------   --------------

   Unaffiliated investments, at value               220,274,723      722,478,286      669,234,410      861,110,174      261,351,914
   Affiliated investments, at value                          --               --               --               --               --
   Repurchase agreement                                 525,000               --        7,878,000        2,316,000       11,948,000
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at value                  220,799,723      722,478,286      677,112,410      863,426,174      273,299,914
   Cash                                                      66               --              359              857          978,750
   Foreign currency
    (cost of $80,836 and $1,487, respectively)               --               --           80,887            1,497               --
   Receivable for:
       Investments sold                              12,862,053       28,947,899        6,849,194        1,894,583        4,401,610
       Capital stock sold                               236,158          292,795          695,077          598,986          304,064
       Interest                                              36               --              547              161              830
       Dividends                                        278,865          851,019          872,501          204,783           28,162
       Futures variation margin                              --               --               --               --               --
       Foreign tax reclaim                                   --               --          166,930               --               --
       Expense reimbursement due from
        Investment Advisor                                   --               --               --               --               --
   Deferred compensation plan                             3,250           14,170            3,791           15,499            3,726
   Other assets                                         157,834          449,449            5,926          953,333            2,952
                                                 --------------   --------------   --------------   --------------   --------------
       Total assets                                 234,337,985      753,033,618      685,787,622      867,095,873      279,020,008
                                                 --------------   --------------   --------------   --------------   --------------

LIABILITIES
   Expense reimbursement due to
    Investment Advisor                                       --               --               --               --               --
   Payable to custodian bank                                 --        4,155,863               --               --               --
   Payable for:
       Investments purchased                            301,933        5,467,005        6,464,016               --        6,688,433
       Capital stock redeemed                         5,642,768        5,065,507          757,117        1,273,722       10,024,581
       Distributions                                         --               --               --               --               --
       Investment advisory fee                          115,982          357,768          435,750          524,137          185,167
       Transfer agent fee                               129,102          255,348           42,647          196,278          102,427
       Pricing and bookkeeping fees                      16,392           11,144            8,849           11,497            9,816
       Merger fees                                           --               --           17,775               --               --
       Directors' fees                                       --               --               --            2,136              696
       Audit fee                                         20,390           21,426           15,247           14,794           16,944
       Service and distribution fees                      2,028            5,299           14,697           13,433               --
       Custody fee                                        7,878               --           18,266            2,893            6,694
       Legal fee                                            901            2,373               --            7,096            4,831
       Registration fees                                 24,528               --               --           24,338           19,775
       Reports to shareholders                           24,092           44,670           45,234          105,771           29,605
   Deferred compensation plan                             3,250           14,170            3,791           15,499            3,726
                                                 --------------   --------------   --------------   --------------   --------------
       Total liabilities                              6,289,244       15,400,573        7,823,389        2,191,594       17,092,695

NET ASSETS                                          228,048,741      737,633,045      677,964,233      864,904,279      261,927,313
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS CONSIST OF
   Paid-in capital                                  248,764,571      915,183,202      564,922,546      798,692,334      246,240,406
   Undistributed (overdistributed)
    net investment income                               182,214          512,736           84,031               --               --
   Accumulated net investment loss                           --               --               --       (2,905,359)      (1,932,697)
   Accumulated net realized gain (loss)             (43,504,521)    (269,202,581)       1,050,482      (52,417,772)      (5,896,337)
   Unrealized appreciation (depreciation) on:
       Investments                                   22,606,477       91,139,688      111,886,700      121,535,066       23,515,941
       Foreign currency translations                         --               --           20,474               10               --
       Futures contracts                                     --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS                                          228,048,741      737,633,045      677,964,233      864,904,279      261,927,313


              134 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                  REAL ESTATE                        STRATEGIC                         SHORT TERM
                                                     EQUITY         TECHNOLOGY        INVESTOR         BALANCED           BOND
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
   Unaffiliated investments, at identified
    cost (including short-term obligations)         556,822,089       39,654,151      409,297,524      365,742,813      491,554,393
   Affiliated investments, at identified cost                --               --               --               --        1,896,055
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at identified cost        556,822,089       39,654,151      409,297,524      365,742,813      493,450,448
                                                 --------------   --------------   --------------   --------------   --------------

   Unaffiliated investments, at value               853,479,105       43,773,466      388,334,326      375,760,829      470,456,318
   Affiliated investments, at value                          --               --               --               --        1,851,535
   Repurchase agreement                              18,963,000        1,191,000      109,912,000       10,198,000       18,401,000
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at value                  872,442,105       44,964,466      498,246,326      385,958,829      490,708,853
   Cash                                                     921              191              225              323              596
   Foreign currency
    (cost of $80,836 and $1,487, respectively)               --               --               --               --               --
   Receivable for:
       Investments sold                               4,188,919        1,586,090        4,424,847        1,009,754               --
       Capital stock sold                             1,052,348          490,760        1,852,069          715,475        1,106,692
       Interest                                           1,317               83            7,633        1,149,534        3,281,788
       Dividends                                        724,253            7,344          469,394          273,586               --
       Futures variation margin                              --               --               --            7,657           53,594
       Foreign tax reclaim                                   --               --           13,910               --               --
       Expense reimbursement due from
        Investment Advisor                                   --               --               --               --               --
   Deferred compensation plan                             5,138            2,168           13,483            3,650           10,855
   Other assets                                          15,232            1,972            1,607          107,919            9,897
                                                 --------------   --------------   --------------   --------------   --------------
       Total assets                                 878,430,233       47,053,074      505,029,494      389,226,727      495,172,275
                                                 --------------   --------------   --------------   --------------   --------------

LIABILITIES
   Expense reimbursement due to
    Investment Advisor                                       --           16,194               --               --           16,455
   Payable to custodian bank                                 --               --               --               --               --
   Payable for:
       Investments purchased                          1,797,842        3,152,118        2,799,041          418,061               --
       Capital stock redeemed                         2,016,431          177,193          613,811        3,229,059          823,048
       Distributions                                         --               --               --               --          789,058
       Investment advisory fee                          516,692           28,825          281,097          157,209          160,434
       Transfer agent fee                               135,647           26,538           58,385          155,555           86,699
       Pricing and bookkeeping fees                      12,053            4,767            3,949           23,545           14,202
       Merger fees                                           --               --               --               --               --
       Directors' fees                                    2,725               --              237               --               --
       Audit fee                                          9,999           16,200           14,892           23,570           21,194
       Service and distribution fees                     26,143            4,689           76,551            8,154           38,658
       Custody fee                                        4,024            3,626            1,066            1,903            5,965
       Legal fee                                          1,883              871            1,754               --               --
       Registration fees                                 13,199           27,992            8,966           18,449           46,550
       Reports to shareholders                           85,733            8,998           29,581           18,333            7,179
   Deferred compensation plan                             5,138            2,168           13,483            3,650           10,855
                                                 --------------   --------------   --------------   --------------   --------------
       Total liabilities                              4,627,509        3,470,179        3,902,813        4,057,488        2,020,297

NET ASSETS                                          873,802,724       43,582,895      501,126,681      385,169,239      493,151,978
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS CONSIST OF
   Paid-in capital                                  512,545,848       37,058,894      396,023,071      405,858,038      497,149,481
   Undistributed (overdistributed)
    net investment income                            (1,442,510)              --          200,441          990,024          284,936
   Accumulated net investment loss                           --         (336,464)              --               --               --
   Accumulated net realized gain (loss)              47,079,370        1,550,982       15,953,031      (41,900,308)      (1,579,125)
   Unrealized appreciation (depreciation) on:
       Investments                                  315,620,016        5,310,315       88,948,802       20,216,016       (2,741,595)
       Foreign currency translations                         --             (832)           1,336               --               --
       Futures contracts                                     --               --               --            5,469           38,281
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS                                          873,802,724       43,582,895      501,126,681      385,169,239      493,151,978




                                                     FIXED           NATIONAL          OREGON
                                                     INCOME         MUNICIPAL        MUNICIPAL                           DAILY
                                                   SECURITIES          BOND             BOND          HIGH YIELD         INCOME
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)       COMPANY ($)
                                                 --------------   --------------   --------------   --------------   --------------
ASSETS
   Unaffiliated investments, at identified
    cost (including short-term obligations)         277,958,063       10,191,310      400,544,632    1,689,371,206      546,203,023
   Affiliated investments, at identified cost                --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at identified cost        277,958,063       10,191,310      400,544,632    1,689,371,206      546,203,023
                                                 --------------   --------------   --------------   --------------   --------------

   Unaffiliated investments, at value               276,066,461       10,651,523      421,071,925    1,634,287,951      546,203,023
   Affiliated investments, at value                          --               --               --               --               --
   Repurchase agreement                               5,397,000               --               --      112,583,000               --
                                                 --------------   --------------   --------------   --------------   --------------
       Total investments, at value                  281,463,461       10,651,523      421,071,925    1,746,870,951      546,203,023
   Cash                                                     491           22,641           32,169        3,110,323           35,150
   Foreign currency
    (cost of $80,836 and $1,487, respectively)               --               --               --               --               --
   Receivable for:
       Investments sold                                      --          940,841          842,975               --               --
       Capital stock sold                               268,440            2,450          129,885        2,524,488        1,817,743
       Interest                                       2,215,785          133,568        4,933,212       29,118,465        1,270,315
       Dividends                                             --               --               --               --               --
       Futures variation margin                          14,219               --               --               --               --
       Foreign tax reclaim                                   --               --               --               --               --
       Expense reimbursement due from
        Investment Advisor                                   --           21,646               --               --               --
   Deferred compensation plan                             3,849            1,004            4,010            8,213            4,493
   Other assets                                           7,117            3,300            2,125           21,692          163,344
                                                 --------------   --------------   --------------   --------------   --------------
       Total assets                                 283,973,362       11,776,973      427,016,301    1,781,654,132      549,494,068
                                                 --------------   --------------   --------------   --------------   --------------

LIABILITIES
   Expense reimbursement due to
    Investment Advisor                                       --               --               --               --               --
   Payable to custodian bank                                 --               --               --               --               --
   Payable for:
       Investments purchased                                 --               --               --        3,234,272               --
       Capital stock redeemed                           542,296          752,563          659,206        2,750,824        2,785,003
       Distributions                                         --            9,958          344,363        4,064,268               --
       Investment advisory fee                          113,589            4,781          166,048          739,673          213,445
       Transfer agent fee                               141,099            4,490           39,801          211,706          188,904
       Pricing and bookkeeping fees                      12,696            6,645           14,226           13,589           13,013
       Merger fees                                           --               --               --               --               --
       Directors' fees                                       --               --            4,986            1,411               --
       Audit fee                                         20,560           18,130           15,825           16,569           20,014
       Service and distribution fees                      8,562            1,393            2,662          259,058               --
       Custody fee                                        2,883            1,504            3,238            5,971            5,014
       Legal fee                                          2,588            1,732            5,638            3,896               --
       Registration fees                                 13,659           17,886           26,530           43,133           31,693
       Reports to shareholders                           57,009            4,555           14,575           92,986           23,470
   Deferred compensation plan                             3,849            1,004            4,010            8,213            4,493
                                                 --------------   --------------   --------------   --------------   --------------
       Total liabilities                                918,790          824,641        1,301,108       11,445,569        3,285,049

NET ASSETS                                          283,054,572       10,952,332      425,715,193    1,770,208,563      546,209,019
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS CONSIST OF
   Paid-in capital                                  278,948,666       10,390,500      405,721,612    1,730,539,231      546,209,725
   Undistributed (overdistributed)
    net investment income                            (1,144,058)           5,407          163,207      (12,628,636)              --
   Accumulated net investment loss                           --               --               --               --               --
   Accumulated net realized gain (loss)               1,734,410           96,212         (696,919)      (5,201,777)            (706)
   Unrealized appreciation (depreciation) on:
       Investments                                    3,505,398          460,213       20,527,293       57,499,745               --
       Foreign currency translations                         --               --               --               --               --
       Futures contracts                                 10,156               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------

NET ASSETS                                          283,054,572       10,952,332      425,715,193    1,770,208,563      546,209,019


              See Accompanying Notes to Financial Statements. | 135

STATEMENTS OF ASSETS AND LIABILITIES ___________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds



                                                     COMMON                        INTERNATIONAL       MID CAP         SMALL CAP
                                                     STOCK            GROWTH           STOCK            GROWTH           GROWTH
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 --------------   --------------   --------------   --------------   --------------
CLASS A
   Net assets                                           802,303        4,850,503       27,675,071        5,546,753               --
   Shares outstanding                                    40,571          174,755        1,806,672          269,337               --
   Net asset value per share (a)(b)                       19.78            27.76            15.32            20.59               --
   Maximum sales charge                                    5.75%            5.75%            5.75%            5.75%              --
   Maximum offering price per share (c)                   20.99            29.45            16.25            21.85               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS B
   Net assets                                         2,102,495        2,386,824       11,316,896        5,912,508               --
   Shares outstanding                                   107,407           87,250          754,575          292,245               --
   Net asset value and offering
    price per share (a)(b)                                19.58            27.36            15.00            20.23               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS C
   Net assets                                            49,564          293,882          621,545          566,252               --
   Shares outstanding                                     2,531           10,768           41,285           27,930               --
   Net asset value and offering
    price per share (a)(b)                                19.58            27.29            15.05            20.27               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS D
   Net assets                                           122,693          119,322          749,574          538,665               --
   Shares outstanding                                     6,271            4,358           49,607           26,596               --
   Net asset value and offering
    price per share (a)(b)                                19.57            27.38            15.11            20.25               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS G
   Net assets                                                --       13,330,906               --          734,181               --
   Shares outstanding                                        --          486,555               --           36,391               --
   Net asset value and offering
    price per share (a)                                      --            27.40               --            20.17               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS T
   Net assets                                                --               --               --       28,306,653               --
   Shares outstanding                                        --               --               --        1,371,801               --
   Net asset value per share (a)                             --               --               --            20.63               --
   Maximum sales charge                                      --               --               --             5.75%              --
   Maximum offering price per share (c)                      --               --               --            21.89               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS Z
   Net assets                                       224,971,686      716,651,608      637,601,147      823,299,267      261,927,313
   Shares outstanding                                11,372,995       25,642,947       41,443,170       39,582,462       10,427,604
   Net asset value and offering
    price per share (b)                                   19.78            27.95            15.38            20.80            25.12


(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b) Redemption price per share is equal to net asset value less any applicable redemption fees.

(c)   On sales of $50,000 or more the offering price is reduced.

              136 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                  REAL ESTATE                        STRATEGIC                        SHORT TERM
                                                    EQUITY         TECHNOLOGY        INVESTOR         BALANCED           BOND
                                                   FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 -------------    -------------    -------------    -------------    -------------
CLASS A
   Net assets                                        40,331,554        7,287,061      143,707,286        2,905,507       24,088,676
   Shares outstanding                                 1,598,930          931,221        7,012,583          138,284        2,808,486
   Net asset value per share (a)(b)                       25.22             7.83            20.49            21.01             8.58
   Maximum sales charge                                    5.75%            5.75%            5.75%            5.75%            4.75%
   Maximum offering price per share (c)                   26.76             8.31            21.74            22.29             9.01
                                                 --------------   --------------   --------------   --------------   --------------

CLASS B
   Net assets                                        13,534,492        2,831,410       38,294,306        7,836,882       22,109,335
   Shares outstanding                                   536,336          368,983        1,894,328          373,499        2,577,733
   Net asset value and offering
    price per share (a)(b)                                25.24             7.67            20.22            20.98             8.58
                                                 --------------   --------------   --------------   --------------   --------------

CLASS C
   Net assets                                         3,786,592        1,390,240       30,184,805          841,699        3,121,237
   Shares outstanding                                   150,166          180,782        1,492,568           40,111          363,904
   Net asset value and offering
    price per share (a)(b)                                25.22             7.69            20.22            20.98             8.58
                                                 --------------   --------------   --------------   --------------   --------------

CLASS D
   Net assets                                         4,280,182           21,463          650,230          328,820        7,599,789
   Shares outstanding                                   169,646            2,780           32,175           15,675          886,066
   Net asset value and offering
    price per share (a)(b)                                25.23             7.72            20.21            20.98             8.58
                                                 --------------   --------------   --------------   --------------   --------------

CLASS G
   Net assets                                                --               --               --               --          881,426
   Shares outstanding                                        --               --               --               --          102,766
   Net asset value and offering
    price per share (a)                                      --               --               --               --             8.58
                                                 --------------   --------------   --------------   --------------   --------------

CLASS T
   Net assets                                                --               --               --               --       19,465,624
   Shares outstanding                                        --               --               --               --        2,269,504
   Net asset value per share (a)                             --               --               --               --             8.58
   Maximum sales charge                                      --               --               --               --             4.75%
   Maximum offering price per share (c)                      --               --               --               --             9.01
                                                 --------------   --------------   --------------   --------------   --------------

CLASS Z
   Net assets                                       811,869,904       32,052,721      288,290,054      373,256,331      415,885,891
   Shares outstanding                                32,168,410        4,061,584       14,045,432       17,776,786       48,488,676
   Net asset value and offering
    price per share (b)                                   25.24             7.89            20.53            21.00             8.58




                                                     FIXED           NATIONAL          OREGON
                                                     INCOME         MUNICIPAL        MUNICIPAL                           DAILY
                                                   SECURITIES          BOND             BOND          HIGH YIELD         INCOME
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)       COMPANY ($)
                                                 --------------   --------------   --------------   --------------   --------------
CLASS A
   Net assets                                        12,184,030        1,527,683        4,000,369      350,819,020               --
   Shares outstanding                                   917,670          150,556          323,024       39,799,216               --
   Net asset value per share (a)(b)                       13.28            10.15            12.38             8.81               --
   Maximum sales charge                                    4.75%            4.75%            4.75%            4.75%              --
   Maximum offering price per share (c)                   13.94            10.66            13.00             9.25               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS B
   Net assets                                         4,027,135          766,368        1,245,939      101,165,052               --
   Shares outstanding                                   303,313           75,527          100,608       11,476,876               --
   Net asset value and offering
    price per share (a)(b)                                13.28            10.15            12.38             8.81               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS C
   Net assets                                           221,220          355,123          401,635       22,754,438               --
   Shares outstanding                                    16,661           34,998           32,433        2,581,469               --
   Net asset value and offering
    price per share (a)(b)                                13.28            10.15            12.38             8.81               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS D
   Net assets                                         1,495,516          259,101          780,835       73,770,069               --
   Shares outstanding                                   112,639           25,535           63,051        8,368,998               --
   Net asset value and offering
    price per share (a)(b)                                13.28            10.15            12.38             8.81               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS G
   Net assets                                                --               --               --               --               --
   Shares outstanding                                        --               --               --               --               --
   Net asset value and offering
    price per share (a)                                      --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS T
   Net assets                                                --               --               --               --               --
   Shares outstanding                                        --               --               --               --               --
   Net asset value per share (a)                             --               --               --               --               --
   Maximum sales charge                                      --               --               --               --               --
   Maximum offering price per share (c)                      --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------

CLASS Z
   Net assets                                       265,126,671        8,044,057      419,286,415    1,221,699,984      546,209,019
   Shares outstanding                                19,968,711          792,653       33,856,656      138,596,820      546,209,725
   Net asset value and offering
    price per share (b)                                   13.28            10.15            12.38             8.81             1.00


              See Accompanying Notes to Financial Statements. | 137

STATEMENTS OF OPERATIONS _______________________________________________________
For the Six Months Ended February 28, 2005 (Unaudited)            Columbia Funds



                                                    COMMON                         INTERNATIONAL       MID CAP         SMALL CAP
                                                     STOCK           GROWTH            STOCK           GROWTH           GROWTH
                                                   FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME
INCOME
   Dividends                                          2,925,955        7,257,527        4,254,312        1,668,758          310,047
   Interest                                              44,789           46,234          177,664           90,133           40,082
   Interest from affiliates                                  --               --               --               --               --
   Foreign taxes withheld                                (2,509)         (10,840)        (165,228)         (15,641)              --
                                                 --------------   --------------   --------------   --------------   --------------
       Total income                                   2,968,235        7,292,921        4,266,748        1,743,250          350,129
                                                 --------------   --------------   --------------   --------------   --------------

EXPENSES
   Investment advisory fee                              841,103        2,408,712        2,895,191        3,609,766        1,760,580
   Distribution fee:
       Class B                                            7,893            8,941           40,135           20,610               --
       Class C                                              165            1,041            2,508            2,103               --
       Class D                                              455              524            2,826            2,251               --
       Class G                                               --           43,411               --            2,260               --
   Service fee:
       Class A                                            1,218            6,170           32,272            6,202               --
       Class B                                            2,631            2,980           13,378            6,870               --
       Class C                                               55              347              836              701               --
       Class D                                              152              175              942              751               --
       Class G                                               --           20,036               --            1,043               --
   Shareholder services fee - Class T                        --               --               --           40,556               --
   Transfer agent fee                                   341,831          756,182          377,748          760,503          296,130
   Pricing and bookkeeping fees                          61,338           78,219           83,684           80,033           66,104
   Directors' fees                                        6,691            9,680            7,879           16,193           12,292
   Custody fee                                           14,155           14,699          185,358           18,822           26,757
   Audit fee                                             16,444           17,480           16,965           14,948           17,099
   Registration fees                                     42,347           26,533           57,078           60,415           33,237
   Merger costs                                              --               --           17,775               --               --
   Non-recurring costs (See Note 10)                      2,299            6,719            5,715            7,512            2,733
   Other expenses                                        39,166           68,333           77,963          145,661           65,293
                                                 --------------   --------------   --------------   --------------   --------------
       Total Operating Expenses                       1,377,943        3,470,182        3,818,253        4,797,200        2,280,225
   Interest expense                                          --               --               --            5,137            5,340
                                                 --------------   --------------   --------------   --------------   --------------
       Total Expenses                                 1,377,943        3,470,182        3,818,253        4,802,337        2,285,565
   Expenses waived/reimbursed by
    Investment Advisor                                       --               --         (102,216)              --               --
   Fees waived by Distributor:
       Class C                                               --               --               --               --               --
       Class D                                               --               --               --               --               --
   Fees waived by Transfer Agent                             --               --         (300,616)        (219,053)              --
   Non-recurring costs assumed by
    Investment Advisor (See Note 10)                     (2,299)          (6,719)          (5,715)          (7,512)          (2,733)
   Custody earnings credit                                   (3)              --              (25)          (1,036)              (6)
                                                 --------------   --------------   --------------   --------------   --------------
       Net Expenses                                   1,375,641        3,463,463        3,409,681        4,574,736        2,282,826
                                                 --------------   --------------   --------------   --------------   --------------
   Net Investment Income (Loss)                       1,592,594        3,829,458          857,067       (2,831,486)      (1,932,697)


              138 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                  REAL ESTATE                        STRATEGIC                         SHORT TERM
                                                     EQUITY         TECHNOLOGY        INVESTOR         BALANCED           BOND
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 -------------    -------------    -------------    -------------    -------------
NET INVESTMENT INCOME
INCOME
   Dividends                                         24,203,923           24,817        2,614,815        2,989,334               --
   Interest                                             201,029            9,514        1,075,367        3,905,103        8,608,182
   Interest from affiliates                                  --               --               --               --           45,118
   Foreign taxes withheld                               (19,805)             (67)         (39,358)          (2,349)              --
                                                 --------------   --------------   --------------   --------------   --------------
       Total income                                  24,385,147           34,264        3,650,824        6,892,088        8,653,300
                                                 --------------   --------------   --------------   --------------   --------------

EXPENSES
   Investment advisory fee                            3,536,584          189,093        1,701,237        1,101,994        1,198,182
   Distribution fee:
       Class B                                           47,894            9,977          109,763           28,047           88,330
       Class C                                           11,605            2,953           86,876            2,992           11,980
       Class D                                           15,883               94            2,471            1,253           31,696
       Class G                                               --               --               --               --            3,113
   Service fee:
       Class A                                           47,214            5,583          149,582            3,365           32,504
       Class B                                           15,965            3,326           36,588            9,349           29,444
       Class C                                            3,868              985           28,873              997            3,994
       Class D                                            5,295               31              824              417           10,565
       Class G                                               --               --               --               --              718
   Shareholder services fee - Class T                        --               --               --               --           15,160
   Transfer agent fee                                   543,560           83,983          346,046          392,581          223,610
   Pricing and bookkeeping fees                          79,406           31,396           73,658           93,024           94,169
   Directors' fees                                       16,471            3,298            7,408            8,813            8,342
   Custody fee                                           13,309            8,385           21,833           18,755           16,192
   Audit fee                                             14,851           12,254           16,846           18,924           17,248
   Registration fees                                     67,894           47,542           50,857           43,067           68,648
   Merger costs                                              --               --               --               --               --
   Non-recurring costs (See Note 10)                      8,095              372            4,100            3,583            4,404
   Other expenses                                       142,561           10,742           57,385           48,467           40,127
                                                 --------------   --------------   --------------   --------------   --------------
       Total Operating Expenses                       4,570,455          410,014        2,694,347        1,775,628        1,898,426
   Interest expense                                          --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
       Total Expenses                                 4,570,455          410,014        2,694,347        1,775,628        1,898,426
   Expenses waived/reimbursed by
    Investment Advisor                                       --          (43,327)              --               --          (29,236)
   Fees waived by Distributor:
       Class C                                               --               --               --               --           (9,584)
       Class D                                               --               --               --               --          (25,356)
   Fees waived by Transfer Agent                             --               --          (68,050)              --               --
   Non-recurring costs assumed by
    Investment Advisor (See Note 10)                     (8,095)            (372)          (4,100)          (3,583)          (4,404)
   Custody earnings credit                               (1,558)            (320)            (588)             (35)          (1,837)
                                                 --------------   --------------   --------------   --------------   --------------
       Net Expenses                                   4,560,802          365,995        2,621,609        1,772,010        1,828,009
                                                 --------------   --------------   --------------   --------------   --------------
   Net Investment Income (Loss)                      19,824,345         (331,731)       1,029,215        5,120,078        6,825,291




                                                     FIXED           NATIONAL          OREGON
                                                     INCOME         MUNICIPAL        MUNICIPAL                           DAILY
                                                   SECURITIES          BOND             BOND          HIGH YIELD         INCOME
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)       COMPANY ($)
                                                 --------------   --------------   --------------   --------------   --------------
NET INVESTMENT INCOME
INCOME
   Dividends                                                 --               --               --               --               --
   Interest                                           7,468,511          277,575        9,925,305       57,097,657        6,107,967
   Interest from affiliates                                  --               --               --               --               --
   Foreign taxes withheld                                    --               --               --          (24,861)              --
                                                 --------------   --------------   --------------   --------------   --------------
       Total income                                   7,468,511          277,575        9,925,305       57,072,796        6,107,967
                                                 --------------   --------------   --------------   --------------   --------------

EXPENSES
   Investment advisory fee                              783,160           34,435        1,074,375        4,961,823        1,472,270
   Distribution fee:
       Class B                                           15,357            2,720            4,527          383,162               --
       Class C                                              766            1,352            1,318           81,657               --
       Class D                                            6,043            1,347            2,937          298,924               --
       Class G                                               --               --               --               --               --
   Service fee:
       Class A                                           14,547            2,501            4,754          427,367               --
       Class B                                            5,119              906            1,509          127,721               --
       Class C                                              255              451              439           27,219               --
       Class D                                            2,014              449              979           99,641               --
       Class G                                               --               --               --               --               --
   Shareholder services fee - Class T                        --               --               --               --               --
   Transfer agent fee                                   341,321            9,242          129,420          868,318          701,559
   Pricing and bookkeeping fees                          71,877           33,169           86,718           89,156           79,121
   Directors' fees                                        7,228            1,792           10,213           25,766           11,009
   Custody fee                                           11,150            3,711           11,526           30,684           14,593
   Audit fee                                             18,214           15,784           17,981           16,723           16,067
   Registration fees                                     41,683           40,239           47,487           99,046           48,198
   Merger costs                                              --               --               --               --               --
   Non-recurring costs (See Note 10)                      2,599              114            3,707           15,281               --
   Other expenses                                        55,136            5,689           43,679          237,756           69,419
                                                 --------------   --------------   --------------   --------------   --------------
       Total Operating Expenses                       1,376,469          153,901        1,441,569        7,790,244        2,412,236
   Interest expense                                          --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
       Total Expenses                                 1,376,469          153,901        1,441,569        7,790,244        2,412,236
   Expenses waived/reimbursed by
    Investment Advisor                                       --          (98,849)              --               --               --
   Fees waived by Distributor:
       Class C                                             (153)            (631)            (615)         (16,331)              --
       Class D                                           (1,209)            (629)          (1,371)         (59,785)              --
   Fees waived by Transfer Agent                             --               --               --               --               --
   Non-recurring costs assumed by
    Investment Advisor (See Note 10)                     (2,599)            (114)          (3,707)         (15,281)              --
   Custody earnings credit                                  (91)            (443)            (863)         (11,794)          (3,166)
                                                 --------------   --------------   --------------   --------------   --------------
       Net Expenses                                   1,372,417           53,235        1,435,013        7,687,053        2,409,070
                                                 --------------   --------------   --------------   --------------   --------------
   Net Investment Income (Loss)                       6,096,094          224,340        8,490,292       49,385,743        3,698,897


              See Accompanying Notes to Financial Statements. | 139

STATEMENTS OF OPERATIONS _______________________________________________________
For the Six Months Ended February 28, 2005 (Unaudited)            Columbia Funds



                                                     COMMON                        INTERNATIONAL       MID CAP         SMALL CAP
                                                     STOCK            GROWTH           STOCK            GROWTH           GROWTH
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 --------------   --------------   --------------   --------------   --------------
NETREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY,
    FOREIGN CAPITAL GAINS TAX, FUTURES
     CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                     25,261,154      106,671,480       34,220,256       79,039,286       94,443,764
        Affiliated investments                               --               --               --               --               --
        Foreign currency transactions                        --               --         (485,129)            (121)              --
        Foreign capital gains tax                            --               --         (185,530)              --               --
        Futures contracts                                    --               --               --               --               --
        Written options                                      --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
          Net realized gain (loss)                   25,261,154      106,671,480       33,549,597       79,039,165       94,443,764
                                                 --------------   --------------   --------------   --------------   --------------

    Net change in unrealized appreciation
     (depreciation) on:
        Investments                                   1,249,477      (19,909,044)      70,192,486       96,218,575      (17,834,445)
        Foreign currency translations                        --               --            6,296               (9)              --
        Foreign capital gains tax                            --               --           69,167               --               --
        Futures contracts                                    --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
        Net change in net unrealized
         appreciation (depreciation)                  1,249,477      (19,909,044)      70,267,949       96,218,566      (17,834,445)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Gain (Loss)                                  26,510,631       86,762,436      103,817,546      175,257,731       76,609,319
                                                 --------------   --------------   --------------   --------------   --------------
Net Increase Resulting From Operations               28,103,225       90,591,894      104,674,613      172,426,245       74,676,622


              140 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                  REAL ESTATE                        STRATEGIC                         SHORT TERM
                                                     EQUITY         TECHNOLOGY        INVESTOR         BALANCED           BOND
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)         FUND ($)
                                                 --------------   --------------   --------------   --------------   --------------
NETREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY,
    FOREIGN CAPITAL GAINS TAX, FUTURES
     CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                     35,675,864        4,370,719       18,071,454       25,853,287         (221,740)
        Affiliated investments                               --               --               --               --               --
        Foreign currency transactions                        --             (725)         (26,833)              --               --
        Foreign capital gains tax                            --               --               --               --               --
        Futures contracts                                    --               --               --               --          618,423
        Written options                                      --          (49,201)              --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
          Net realized gain (loss)                   35,675,864        4,320,793       18,044,621       25,853,287          396,683
                                                 --------------   --------------   --------------   --------------   --------------

    Net change in unrealized appreciation
     (depreciation) on:
        Investments                                  38,119,794        3,144,220       36,144,129        1,318,713       (4,400,334)
        Foreign currency translations                        --             (832)             955               --               --
        Foreign capital gains tax                            --               --               --               --               --
        Futures contracts                                    --               --               --            5,469          118,438
                                                 --------------   --------------   --------------   --------------   --------------
        Net change in net unrealized
         appreciation (depreciation)                 38,119,794        3,143,388       36,145,084        1,324,182       (4,281,896)
                                                 --------------   --------------   --------------   --------------   --------------
    Net Gain (Loss)                                  73,795,658        7,464,181       54,189,705       27,177,469       (3,885,213)
                                                 --------------   --------------   --------------   --------------   --------------
Net Increase Resulting From Operations               93,620,003        7,132,450       55,218,920       32,297,547        2,940,078


                                                     FIXED           NATIONAL          OREGON
                                                     INCOME         MUNICIPAL        MUNICIPAL                           DAILY
                                                   SECURITIES          BOND             BOND          HIGH YIELD         INCOME
                                                    FUND ($)         FUND ($)         FUND ($)         FUND ($)       COMPANY ($)
                                                 --------------   --------------   --------------   --------------   --------------
NETREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY,
    FOREIGN CAPITAL GAINS TAX, FUTURES
     CONTRACTS AND WRITTEN OPTIONS
    Net realized gain (loss) on:
        Unaffiliated investments                      1,907,537          158,136         (790,713)      11,092,114             (706)
        Affiliated investments                               --               --               --               --               --
        Foreign currency transactions                        --               --               --               --               --
        Foreign capital gains tax                            --               --               --               --               --
        Futures contracts                                    --               --               --               --               --
        Written options                                      --               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
          Net realized gain (loss)                    1,907,537          158,136         (790,713)      11,092,114             (706)
                                                 --------------   --------------   --------------   --------------   --------------

    Net change in unrealized appreciation
     (depreciation) on:
        Investments                                  (2,994,038)        (215,305)        (313,369)      17,645,666               --
        Foreign currency translations                        --               --               --               --               --
        Foreign capital gains tax                            --               --               --               --               --
        Futures contracts                                10,156               --               --               --               --
                                                 --------------   --------------   --------------   --------------   --------------
        Net change in net unrealized
         appreciation (depreciation)                 (2,983,882)        (215,305)        (313,369)      17,645,666               --
                                                 --------------   --------------   --------------   --------------   --------------
    Net Gain (Loss)                                  (1,076,345)         (57,169)      (1,104,082)      28,737,780             (706)
                                                 --------------   --------------   --------------   --------------   --------------
Net Increase Resulting From Operations                5,019,749          167,171        7,386,210       78,123,523        3,698,191


              See Accompanying Notes to Financial Statements. | 141

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  Columbia Funds


                                                        COMMON STOCK FUND                    GROWTH FUND
                                                 -------------------------------   -------------------------------
                                                  (UNAUDITED)                       (UNAUDITED)
                                                   SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                     ENDED            ENDED            ENDED            ENDED
                                                  FEBRUARY 28,      AUGUST 31,      FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)        2005 ($)       2004 (a)($)
                                                 --------------   --------------   --------------   --------------
OPERATIONS
   Net investment income (loss)                       1,592,594        1,585,012        3,829,458         (308,677)
   Net realized gain on investments,
      foreign currency transactions
      and foreign capital gains tax                  25,261,154       79,536,751      106,671,480       90,532,670
   Net change in unrealized appreciation
      (depreciation) on investments, foreign
      currency translations and foreign
      capital gains tax                               1,249,477      (53,832,811)     (19,909,044)     (70,015,156)
                                                 --------------   --------------   --------------   --------------
         Net increase (decrease) resulting
           from operations                           28,103,225       27,288,952       90,591,894       20,208,837
                                                 --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS From net
 investment income:
       Class A                                           (4,706)            (707)         (17,544)              --
       Class B                                               --               --           (2,595)              --
       Class C                                               --               --             (313)              --
       Class D                                               --               --             (135)              --
       Class G                                               --               --          (16,361)              --
       Class Z                                       (2,179,613)      (2,316,812)      (3,275,459)              --
                                                 --------------   --------------   --------------   --------------
         Total distributions to shareholders         (2,184,319)      (2,317,519)      (3,312,407)              --
                                                 --------------   --------------   --------------   --------------

NET CAPITAL SHARE TRANSACTIONS                     (104,543,553)    (146,922,763)    (160,625,759)    (138,965,772)
                                                 --------------   --------------   --------------   --------------
REDEMPTION FEES                                              --               --               --               --
                                                 --------------   --------------   --------------   --------------
   Net increase (decrease) in net assets            (78,624,647)    (121,951,330)     (73,346,272)    (118,756,935)
                                                 --------------   --------------   --------------   --------------

NET ASSETS
   Beginning of period                              306,673,388      428,624,718      810,979,317      929,736,252
   End of period                                    228,048,741      306,673,388      737,633,045      810,979,317
                                                 --------------   --------------   --------------   --------------
   Undistributed net investment income,
    at end of period                                    182,214          773,939          512,736               --
   Accumulated net investment loss,
    at end of period                                         --               --               --           (4,315)


(a)   Class C shares were initially offered on October 13, 2003.

              142 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds


                                                    INTERNATIONAL STOCK FUND             MID CAP GROWTH FUND
                                                 -------------------------------   -------------------------------
                                                  (UNAUDITED)                       (UNAUDITED)
                                                   SIX MONTHS          YEAR          SIX MONTHS          YEAR
                                                     ENDED            ENDED            ENDED            ENDED
                                                  FEBRUARY 28,      AUGUST 31,      FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)        2005 ($)       2004 (a)($)
                                                 --------------   --------------   --------------   --------------
OPERATIONS
   Net investment income (loss)                         857,067        3,691,183       (2,831,486)      (7,794,468)
   Net realized gain on investments,
      foreign currency transactions
      and foreign capital gains tax                  33,549,597       29,666,692       79,039,165      136,610,324
   Net change in unrealized appreciation
      (depreciation) on investments, foreign
      currency translations and foreign
      capital gains tax                              70,267,949       12,929,801       96,218,566     (178,274,861)
                                                 --------------   --------------   --------------   --------------
         Net increase (decrease) resulting
          from operations                           104,674,613       46,287,676      172,426,245      (49,459,005)
                                                 --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS From net
 investment income:
       Class A                                           (6,207)              --               --               --
       Class B                                               --               --               --               --
       Class C                                               --               --               --               --
       Class D                                               --               --               --               --
       Class G                                               --               --               --               --
       Class Z                                       (3,041,055)      (1,290,808)              --               --
                                                 --------------   --------------   --------------   --------------
         Total distributions to shareholders         (3,047,262)      (1,290,808)              --               --
                                                 --------------   --------------   --------------   --------------

NET CAPITAL SHARE TRANSACTIONS                      (17,502,846)     267,394,781     (170,003,285)    (127,233,529)
                                                 --------------   --------------   --------------   --------------
REDEMPTION FEES                                          48,461           68,059               --               --
                                                 --------------   --------------   --------------   --------------
   Net increase (decrease) in net assets             84,172,966      312,459,708        2,422,960     (176,692,534)
                                                 --------------   --------------   --------------   --------------

NET ASSETS
   Beginning of period                              593,791,267      281,331,559      862,481,319    1,039,173,853
   End of period                                    677,964,233      593,791,267      864,904,279      862,481,319
                                                 --------------   --------------   --------------   --------------
   Undistributed net investment income,
     at end of period                                    84,031        2,274,226               --               --
   Accumulated net investment loss,
     at end of period                                        --               --       (2,905,359)         (73,873)



                                                      SMALL CAP GROWTH FUND
                                                 -------------------------------
                                                  (UNAUDITED)
                                                   SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                  FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)         2004 ($)
                                                 --------------   --------------
OPERATIONS
   Net investment income (loss)                      (1,932,697)      (7,090,174)
   Net realized gain on investments,
      foreign currency transactions
      and foreign capital gains tax                 94,443,764      108,746,196
   Net change in unrealized appreciation
      (depreciation) on investments, foreign
      currency translations and foreign
      capital gains tax                             (17,834,445)    (104,998,632)
                                                 --------------   --------------
         Net increase (decrease) resulting
           from operations                           74,676,622       (3,342,610)
                                                 --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS From net
 investment income:
       Class A                                               --               --
       Class B                                               --               --
       Class C                                               --               --
       Class D                                               --               --
       Class G                                               --               --
       Class Z                                               --               --
                                                 --------------   --------------
         Total distributions to shareholders                 --               --
                                                 --------------   --------------

NET CAPITAL SHARE TRANSACTIONS                     (355,765,616)     (91,256,656)
                                                 --------------   --------------
REDEMPTION FEES                                              --               --
                                                 --------------   --------------
   Net increase (decrease) in net assets           (281,088,994)     (94,599,266)
                                                 --------------   --------------

NET ASSETS
   Beginning of period                              543,016,307      637,615,573
   End of period                                    261,927,313      543,016,307
                                                 --------------   --------------
   Undistributed net investment income,
      at end of period                                       --               --
   Accumulated net investment loss,
      at end of period                               (1,932,697)              --


              See Accompanying Notes to Financial Statements. | 143

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  Columbia Funds


                                                     REAL ESTATE EQUITY FUND                TECHNOLOGY FUND
                                                 -------------------------------    --------------------------------
                                                  (UNAUDITED)                        (UNAUDITED)
                                                   SIX MONTHS          YEAR           SIX MONTHS           YEAR
                                                     ENDED            ENDED             ENDED             ENDED
                                                  FEBRUARY 28,      AUGUST 31,       FEBRUARY 28,       AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)         2005 ($)        2004 (a)($)
                                                 --------------   --------------    --------------    --------------
OPERATIONS
   Net investment income (loss)                      19,824,345       33,479,872          (331,731)         (500,247)
   Net realized gain on investments,
    foreign currency transactions,
       futures contracts and written options         35,675,864      103,930,894         4,320,793         3,148,988
   Net change in unrealized appreciation
    (depreciation) on investments, foreign
    currency translations and
    futures contracts                                38,119,794       86,151,012         3,143,388        (1,040,511)
                                                 --------------   --------------    --------------    --------------
         Net increase resulting
           from operations                           93,620,003      223,561,778         7,132,450         1,608,230
                                                 --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         (905,337)        (812,573)               --                --
       Class B                                         (262,371)        (181,510)               --                --
       Class C                                          (61,673)         (21,166)               --                --
       Class D                                          (85,345)         (96,766)               --                --
       Class G                                               --               --                --                --
       Class T                                               --               --                --                --
       Class Z                                      (22,518,021)     (30,549,898)               --                --
   From net realized gains:
       Class A                                       (3,329,894)        (191,896)               --                --
       Class B                                       (1,146,743)         (55,846)               --                --
       Class C                                         (270,229)          (4,533)               --                --
       Class D                                         (366,470)         (37,082)               --                --
       Class Z                                      (77,132,969)      (8,007,605)               --                --
                                                 --------------   --------------    --------------    --------------
         Total distributions to shareholders       (106,079,052)     (39,958,875)               --                --
                                                 --------------   --------------    --------------    --------------

NET CAPITAL SHARE TRANSACTIONS                      (37,061,566)    (165,633,084)          655,640        12,887,088
                                                 --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets            (49,520,615)      17,969,819         7,788,090        14,495,318
                                                 --------------   --------------    --------------    --------------

NET ASSETS
   Beginning of period                              923,323,339      905,353,520        35,794,805        21,299,487
   End of period                                    873,802,724      923,323,339        43,582,895        35,794,805
                                                 --------------   --------------    --------------    --------------
   Undistributed (overdistributed) net
     investment income, at end of period             (1,442,510)       2,565,892                --                --
   Accumulated net investment loss,
     at end of period                                        --               --          (336,464)           (4,733)


(a)   Class C shares were initially offered on October 13, 2003.

              144 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                     STRATEGIC INVESTOR FUND                 BALANCED FUND
                                                 -------------------------------    --------------------------------
                                                  (UNAUDITED)                        (UNAUDITED)
                                                   SIX MONTHS          YEAR           SIX MONTHS           YEAR
                                                     ENDED            ENDED             ENDED             ENDED
                                                  FEBRUARY 28,      AUGUST 31,       FEBRUARY 28,       AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)         2005 ($)        2004 (a)($)
                                                 --------------   --------------    --------------    --------------
OPERATIONS
   Net investment income (loss)                       1,029,215        1,155,970         5,120,078        10,289,328
   Net realized gain on investments,
    foreign currency transactions,
       futures contracts and written options         18,044,621       32,839,116        25,853,287        82,607,475
   Net change in unrealized appreciation
    (depreciation) on investments, foreign
    currency translations and
    futures contracts                                36,145,084       11,369,353         1,324,182       (57,419,638)
                                                 --------------   --------------    --------------    --------------
         Net increase resulting
           from operations                           55,218,920       45,364,439        32,297,547        35,477,165
                                                 --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         (166,914)        (258,188)          (28,713)          (23,144)
       Class B                                               --               --           (53,687)          (36,893)
       Class C                                             (169)              --            (5,791)           (2,894)
       Class D                                               --               --            (2,436)           (4,198)
       Class G                                               --               --                --                --
       Class T                                               --               --                --                --
       Class Z                                       (1,065,597)      (1,487,644)       (5,373,597)      (10,830,515)
   From net realized gains:
       Class A                                       (1,363,900)              --                --                --
       Class B                                         (348,215)              --                --                --
       Class C                                         (284,993)              --                --                --
       Class D                                           (6,971)              --                --                --
       Class Z                                       (3,186,368)              --                --                --
                                                 --------------   --------------    --------------    --------------
         Total distributions to shareholders         (6,423,127)      (1,745,832)       (5,464,224)      (10,897,644)
                                                 --------------   --------------    --------------    --------------

NET CAPITAL SHARE TRANSACTIONS                       42,960,372       74,083,888      (136,364,326)     (175,070,636)
                                                 --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets             91,756,165      117,702,495      (109,531,003)     (150,491,115)
                                                 --------------   --------------    --------------    --------------

NET ASSETS
   Beginning of period                              409,370,516      291,668,021       494,700,242       645,191,357
   End of period                                    501,126,681      409,370,516       385,169,239       494,700,242
                                                 --------------   --------------    --------------    --------------
   Undistributed (overdistributed) net
    investment income, at end of period                 200,441          403,906           990,024         1,334,170
   Accumulated net investment loss,
    at end of period                                         --               --                --                --




                                                      SHORT TERM BOND FUND
                                                 -------------------------------
                                                  (UNAUDITED)
                                                   SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                  FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)
                                                 --------------   --------------
OPERATIONS
   Net investment income (loss)                       6,825,291       11,677,205
   Net realized gain on investments,
      foreign currency transactions,
      futures contracts and written options             396,683          273,948
   Net change in unrealized appreciation
      (depreciation) on investments, foreign
      currency translations and
      futures contracts                              (4,281,896)         671,338
                                                 --------------   --------------
         Net increase resulting
           from operations                            2,940,078       12,622,491
                                                 --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         (322,131)        (587,965)
       Class B                                         (203,816)        (312,592)
       Class C                                          (37,191)         (32,292)
       Class D                                          (98,629)        (283,218)
       Class G                                           (9,208)         (18,591)
       Class T                                         (260,835)        (518,577)
       Class Z                                       (5,902,430)      (9,814,113)
   From net realized gains:
       Class A                                               --               --
       Class B                                               --               --
       Class C                                               --               --
       Class D                                               --               --
       Class Z                                               --               --
                                                 --------------   --------------
         Total distributions to shareholders         (6,834,240)     (11,567,348)
                                                 --------------   --------------

NET CAPITAL SHARE TRANSACTIONS                      (28,452,047)     (24,733,033)
                                                 --------------   --------------
   Net increase (decrease) in net assets            (32,346,209)     (23,677,890)
                                                 --------------   --------------

NET ASSETS
   Beginning of period                              525,498,187      549,176,077
   End of period                                    493,151,978      525,498,187
                                                 --------------   --------------
   Undistributed (overdistributed) net
     investment income, at end of period                284,936          293,885
   Accumulated net investment loss,
     at end of period                                        --               --

(a) Class C shares were initially offered on October 13, 2003.

              See Accompanying Notes to Financial Statements. | 145

STATEMENTS OF CHANGES IN NET ASSETS ____________________________________________
                                                                  Columbia Funds



                                                          FIXED INCOME                     NATIONAL MUNICIPAL
                                                         SECURITIES FUND                       BOND FUND
                                                 -------------------------------    --------------------------------
                                                  (UNAUDITED)                        (UNAUDITED)
                                                   SIX MONTHS          YEAR           SIX MONTHS           YEAR
                                                     ENDED            ENDED             ENDED             ENDED
                                                  FEBRUARY 28,      AUGUST 31,       FEBRUARY 28,       AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)         2005 ($)        2004 (a)($)
                                                 --------------   --------------    --------------    --------------
OPERATIONS
   Net investment income                              6,096,094       16,516,684           224,340           543,600
   Net realized gain (loss) on
       investments and futures contracts              1,907,537        6,873,389           158,136           128,356
   Net change in unrealized
       appreciation (depreciation)
       on investments and
       futures contracts                             (2,983,882)        (509,297)         (215,305)          251,062
                                                 --------------   --------------    --------------    --------------
       Net increase resulting
          from operations                             5,019,749       22,880,776           167,171           923,018
                                                 --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income:
       Class A                                         (228,247)        (352,163)          (30,924)          (30,673)
       Class B                                          (65,008)        (142,805)           (8,680)          (19,451)
       Class C                                           (3,385)          (3,354)           (4,950)          (17,369)
       Class D                                          (26,783)         (76,542)           (4,930)          (14,134)
       Class Z                                       (6,149,920)     (16,812,198)         (174,488)         (460,894)
   From net realized gains:
       Class A                                         (126,358)              --           (18,003)           (6,106)
       Class B                                          (41,709)              --            (6,522)           (5,641)
       Class C                                           (2,300)              --            (3,295)           (6,127)
       Class D                                          (16,379)              --            (2,764)           (3,786)
       Class Z                                       (3,091,101)              --           (94,442)          (98,282)
                                                 --------------   --------------    --------------    --------------
         Total distributions to shareholders         (9,751,190)     (17,387,062)         (348,998)         (662,463)
                                                 --------------   --------------    --------------    --------------
NET CAPITAL SHARE TRANSACTIONS                      (53,483,550)    (184,814,748)       (3,677,644)       (1,232,294)
                                                 --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets            (58,214,991)    (179,321,034)       (3,859,471)         (971,739)
                                                 --------------   --------------    --------------    --------------
NET ASSETS
   Beginning of period                              341,269,563      520,590,597        14,811,803        15,783,542
   End of period                                    283,054,572      341,269,563        10,952,332        14,811,803
                                                 --------------   --------------    --------------    --------------
   Undistributed (overdistributed) net
     investment income, at end of period             (1,144,058)        (766,809)            5,407             5,039


(a)   Class C shares were initially offered on October 13, 2003.

              146 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                        OREGON MUNICIPAL
                                                            BOND FUND                       HIGH YIELD FUND
                                                 -------------------------------    --------------------------------
                                                  (UNAUDITED)                        (UNAUDITED)
                                                   SIX MONTHS          YEAR           SIX MONTHS           YEAR
                                                     ENDED            ENDED             ENDED             ENDED
                                                  FEBRUARY 28,      AUGUST 31,       FEBRUARY 28,       AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)         2005 ($)        2004 (a)($)
                                                 --------------   --------------    --------------    --------------
OPERATIONS
   Net investment income                              8,490,292       18,807,129        49,385,743       102,105,979
   Net realized gain (loss) on
       investments and futures contracts               (790,713)       3,418,754        11,092,114        23,256,561
   Net change in unrealized
       appreciation (depreciation)
       on investments and
       futures contracts                               (313,369)       9,460,520        17,645,666        23,594,415
                                                 --------------   --------------    --------------    --------------
       Net increase resulting
          from operations                             7,386,210       31,686,403        78,123,523       148,956,955
                                                 --------------   --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income:
       Class A                                          (70,171)        (105,796)      (10,221,155)      (16,842,377)
       Class B                                          (17,759)         (36,225)       (2,672,799)       (5,543,127)
       Class C                                           (5,754)          (3,971)         (585,279)         (651,730)
       Class D                                          (12,904)         (26,303)       (2,145,953)       (5,747,649)
       Class Z                                       (8,349,512)     (18,620,689)      (37,824,156)      (81,901,552)
   From net realized gains:
       Class A                                          (11,016)         (28,392)               --                --
       Class B                                           (3,546)         (15,169)               --                --
       Class C                                           (1,075)            (702)               --                --
       Class D                                           (2,262)          (9,045)               --                --
       Class Z                                       (1,212,920)      (5,411,625)               --                --
                                                 --------------   --------------    --------------    --------------
         Total distributions to shareholders         (9,686,919)     (24,257,917)      (53,449,342)     (110,686,435)
                                                 --------------   --------------    --------------    --------------
NET CAPITAL SHARE TRANSACTIONS                      (12,432,078)     (56,244,778)       14,220,062       108,928,738
                                                 --------------   --------------    --------------    --------------
   Net increase (decrease) in net assets            (14,732,787)     (48,816,292)       38,894,243       147,199,258
                                                 --------------   --------------    --------------    --------------
NET ASSETS
   Beginning of period                              440,447,980      489,264,272     1,731,314,320     1,584,115,062
   End of period                                    425,715,193      440,447,980     1,770,208,563     1,731,314,320
                                                 --------------   --------------    --------------    --------------
   Undistributed (overdistributed) net
      investment income, at end of period               163,207          129,015       (12,628,636)       (8,565,037)



                                                      DAILY INCOME COMPANY
                                                 -------------------------------
                                                  (UNAUDITED)
                                                   SIX MONTHS          YEAR
                                                     ENDED            ENDED
                                                  FEBRUARY 28,      AUGUST 31,
INCREASE (DECREASE) IN NET ASSETS                   2005 ($)       2004 (a)($)
                                                 --------------   --------------
OPERATIONS
   Net investment income                              3,698,897        2,925,450
   Net realized gain (loss) on
       investments and futures contracts                   (706)              --
   Net change in unrealized
       appreciation (depreciation)
       on investments and
       futures contracts                                     --               --
                                                 --------------   --------------

         from operations                              3,698,191        2,925,450
                                                 --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income:
       Class A                                               --               --
       Class B                                               --               --
       Class C                                               --               --
       Class D                                               --               --
       Class Z                                       (3,698,897)      (2,925,450)
   From net realized gains:
       Class A                                               --               --
       Class B                                               --               --
       Class C                                               --               --
       Class D                                               --               --
       Class Z                                               --               --
                                                 --------------   --------------
         Total distributions to shareholders         (3,698,897)      (2,925,450)
                                                 --------------   --------------
NET CAPITAL SHARE TRANSACTIONS                     (114,903,821)    (237,050,335)
                                                 --------------   --------------
   Net increase (decrease) in net assets           (114,904,527)    (237,050,335)
                                                 --------------   --------------
NET ASSETS
   Beginning of period                              661,113,546      898,163,881
   End of period                                    546,209,019      661,113,546
                                                 --------------   --------------
   Undistributed (overdistributed) net
     investment income, at end of period                     --               --


              See Accompanying Notes to Financial Statements. | 147

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                          COMMON STOCK FUND
                                                 -------------------------------------------------------------------
                                                           (UNAUDITED)
                                                        SIX MONTHS ENDED                       YEAR ENDED
                                                        FEBRUARY 28, 2005                 AUGUST 31, 2004 (a)
                                                 -------------------------------    --------------------------------
                                                     SHARES        DOLLARS ($)          SHARES         DOLLARS ($)
                                                 --------------   --------------    --------------    --------------
CLASS A
   Subscriptions                                          5,019           92,982            64,115         1,177,263
   Distributions reinvested                                 224            4,450                36               655
   Redemptions                                          (31,025)        (596,132)          (10,766)         (202,298)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                          (25,782)        (498,700)           53,385           975,620

CLASS B
   Subscriptions                                          2,618           47,991           107,474         1,972,354
   Distributions reinvested                                  --               --                --                --
   Redemptions                                          (10,373)        (198,933)          (28,529)         (521,700)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (7,755)        (150,942)           78,945         1,450,654

CLASS C
   Subscriptions                                          1,196           21,847             9,537           173,802
   Distributions reinvested                                  --               --                --                --
   Redemptions                                             (106)          (2,037)           (8,096)         (153,076)
                                                 --------------   --------------    --------------    --------------
       Net increase                                       1,090           19,810             1,441            20,726

CLASS D
   Subscriptions                                             --               --             1,445            24,548
   Distributions reinvested                                  --               --                --                --
   Redemptions                                             (925)         (17,048)             (808)          (14,636)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                             (925)         (17,048)              637             9,912

CLASS G
   Subscriptions                                             --               --                --                --
   Distributions reinvested                                  --               --                --                --
   Redemptions                                               --               --                --                --
                                                 --------------   --------------    --------------    --------------
       Net decrease                                          --               --                --                --

CLASS Z
   Subscriptions                                        512,882        9,869,852         3,255,220        60,420,176
   Distributions reinvested                             105,793        2,107,389           124,008         2,261,915
   Redemptions                                       (5,982,347)    (115,873,914)      (11,416,152)     (212,061,766)
                                                 --------------   --------------    --------------    --------------
       Net decrease                                  (5,363,672)    (103,896,673)       (8,036,924)     (149,379,675)

(a)   Class C shares were initially offered on October 13, 2003.

              148 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                                             GROWTH FUND
                                                 -------------------------------------------------------------------
                                                           (UNAUDITED)
                                                        SIX MONTHS ENDED                       YEAR ENDED
                                                        FEBRUARY 28, 2005                 AUGUST 31, 2004 (a)
                                                 -------------------------------    --------------------------------
                                                     SHARES        DOLLARS ($)          SHARES         DOLLARS ($)
                                                 --------------   --------------    --------------    --------------
CLASS A
   Subscriptions                                          9,478          243,032            60,274         1,566,301
   Distributions reinvested                                 605           16,954                --                --
   Redemptions                                          (22,524)        (615,629)          (44,945)       (1,160,956)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                          (12,441)        (355,643)           15,329           405,345

CLASS B
   Subscriptions                                          7,927          206,340            68,478         1,760,207
   Distributions reinvested                                  82            2,272                --                --
   Redemptions                                          (12,383)        (327,172)           (9,246)         (238,352)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (4,374)        (118,560)           59,232         1,521,855

CLASS C
   Subscriptions                                          3,690           94,633            12,996           335,297
   Distributions reinvested                                   7              204                --                --
   Redemptions                                           (1,027)         (27,174)           (4,898)         (126,885)
                                                 --------------   --------------    --------------    --------------
       Net increase                                       2,670           67,663             8,098           208,412

CLASS D
   Subscriptions                                            134            3,520             4,931           120,807
   Distributions reinvested                                   4              115                --                --
   Redemptions                                           (2,546)         (64,849)          (10,160)         (252,432)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (2,408)         (61,214)           (5,229)         (131,625)

CLASS G
   Subscriptions                                            724           18,241             4,481           115,330
   Distributions reinvested                                 579           16,035                --                --
   Redemptions                                          (42,070)      (1,120,099)          (81,959)       (2,115,829)
                                                 --------------   --------------    --------------    --------------
       Net decrease                                     (40,767)      (1,085,823)          (77,478)       (2,000,499)

CLASS Z
   Subscriptions                                        495,182       13,171,365         4,176,203       108,867,109
   Distributions reinvested                              98,174        2,769,477                --                --
   Redemptions                                       (6,459,859)    (175,013,024)       (9,500,046)     (247,836,369)
                                                 --------------   --------------    --------------    --------------
       Net decrease                                  (5,866,503)    (159,072,182)       (5,323,843)     (138,969,260)


              See Accompanying Notes to Financial Statements. | 149

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                      INTERNATIONAL STOCK FUND
                                                 -------------------------------------------------------------------
                                                            (UNAUDITED)
                                                        SIX MONTHS ENDED                       YEAR ENDED
                                                        FEBRUARY 28, 2005                 AUGUST 31, 2004 (a)
                                                 -------------------------------    --------------------------------
                                                     SHARES        DOLLARS ($)          SHARES         DOLLARS ($)
                                                 --------------   --------------    --------------    --------------
CLASS A
   Subscriptions                                        125,691        1,805,237           373,131         4,764,290
   Distributions reinvested                                 376            5,549                --                --
   Redemptions                                         (169,101)      (2,420,867)         (433,072)       (5,595,729)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                          (43,034)        (610,081)          (59,941)         (831,439)

CLASS B
   Subscriptions                                         99,181        1,400,095           257,984         3,329,492
   Redemptions                                         (142,375)      (1,998,720)         (378,452)       (4,865,635)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                          (43,194)        (598,625)         (120,468)       (1,536,143)

CLASS C
   Subscriptions                                          9,833          140,304            77,717           997,912
   Redemptions                                          (17,661)        (254,140)          (28,604)         (374,843)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (7,828)        (113,836)           49,113           623,069

CLASS D
   Subscriptions                                          1,838           25,592             8,022           101,833
   Redemptions                                           (9,379)        (133,270)           (7,016)          (89,891)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (7,541)        (107,678)            1,006            11,942

CLASS G
   Subscriptions                                             --               --                --                --
   Redemptions                                               --               --                --                --
                                                 --------------   --------------    --------------    --------------
       Net decrease                                          --               --                --                --

CLASS T
   Subscriptions                                             --               --                --                --
   Redemptions                                               --               --                --                --
                                                 --------------   --------------    --------------    --------------
       Net decrease                                          --               --                --                --

CLASS Z
   Subscriptions                                      8,038,237      115,442,679        26,956,809       352,679,563
   Distributions reinvested                              61,891          916,609            44,157           563,444
   Redemptions                                       (9,128,072)    (132,431,914)       (6,345,590)      (84,115,655)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                       (1,027,944)     (16,072,626)       20,655,376       269,127,352


(a)   Class C shares were initially offered on October 13, 2003.

              150 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                                         MID CAP GROWTH FUND
                                                 -------------------------------------------------------------------
                                                           (UNAUDITED)
                                                        SIX MONTHS ENDED                       YEAR ENDED
                                                        FEBRUARY 28, 2005                 AUGUST 31, 2004 (a)
                                                 -------------------------------    --------------------------------
                                                     SHARES        DOLLARS ($)          SHARES         DOLLARS ($)
                                                 --------------   --------------    --------------    --------------
CLASS A
   Subscriptions                                         59,205        1,133,511           291,660         5,434,656
   Distributions reinvested                                  --               --                --                --
   Redemptions                                          (50,760)        (961,410)         (280,956)       (5,162,016)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                            8,445          172,101            10,704           272,640

CLASS B
   Subscriptions                                         25,765          487,981           125,421         2,339,336
   Redemptions                                          (36,647)        (678,971)          (58,231)       (1,066,216)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                          (10,882)        (190,990)           67,190         1,273,120

CLASS C
   Subscriptions                                          5,453          101,981            35,421           677,522
   Redemptions                                           (7,345)        (140,754)           (5,599)         (102,551)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (1,892)         (38,773)           29,822           574,971

CLASS D
   Subscriptions                                            404            7,563             3,419            61,969
   Redemptions                                           (9,528)        (181,534)           (8,721)         (155,931)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                           (9,124)        (173,971)           (5,302)          (93,962)

CLASS G
   Subscriptions                                            456            8,662             1,362            25,257
   Redemptions                                           (2,778)         (50,715)           (7,466)         (136,718)
                                                 --------------   --------------    --------------    --------------
       Net decrease                                      (2,322)         (42,053)           (6,104)         (111,461)

CLASS T
   Subscriptions                                          7,263          142,102            26,462           498,501
   Redemptions                                         (117,655)      (2,232,891)         (195,050)       (3,653,424)
                                                 --------------   --------------    --------------    --------------
       Net decrease                                    (110,392)      (2,090,789)         (168,588)       (3,154,923)

CLASS Z
   Subscriptions                                      1,876,048       36,148,449         6,071,998       114,038,896
   Distributions reinvested                                  --               --                --                --
   Redemptions                                      (10,491,567)    (203,787,259)      (12,860,265)     (240,032,810)
                                                 --------------   --------------    --------------    --------------
       Net increase (decrease)                       (8,615,519)    (167,638,810)       (6,788,267)     (125,993,914)


              See Accompanying Notes to Financial Statements. | 151

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                    SMALL CAP GROWTH FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005                AUGUST 31, 2004
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net increase                                       --              --              --              --

CLASS B
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net increase                                       --              --              --              --

CLASS C
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net increase                                       --              --              --              --

CLASS D
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                            --              --              --              --

CLASS Z
   Subscriptions                                   1,233,156      29,157,984      10,261,845     240,997,658
   Distributions reinvested                               --              --              --              --
   Redemptions                                   (16,274,806)   (384,923,600)    (14,285,853)   (332,254,314)
                                                ------------    ------------    ------------    ------------
       Net decrease                              (15,041,650)   (355,765,616)     (4,024,008)    (91,256,656)


(a)   Class C shares were initially offered on October 13, 2003.

              152 | See Accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                   REAL ESTATE EQUITY FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                     464,223      12,200,896       1,626,030      36,784,752
   Distributions reinvested                          146,867       3,850,743          38,787         907,726
   Redemptions                                      (290,077)     (7,601,613)       (974,687)    (22,619,991)
                                                ------------    ------------    ------------    ------------
       Net increase                                  321,013       8,450,026         690,130      15,072,487

CLASS B
   Subscriptions                                     109,176       2,898,128         294,726       6,857,490
   Distributions reinvested                           40,240       1,057,230           7,307         170,161
   Redemptions                                       (51,944)     (1,364,081)        (90,228)     (2,141,291)
                                                ------------    ------------    ------------    ------------
       Net increase                                   97,472       2,591,277         211,805       4,886,360

CLASS C
   Subscriptions                                      52,107       1,362,092         106,764       2,516,283
   Distributions reinvested                           11,413         299,769             954          22,917
   Redemptions                                        (7,342)       (192,487)        (13,730)       (323,033)
                                                ------------    ------------    ------------    ------------
       Net increase                                   56,178       1,469,374          93,988       2,216,167

CLASS D
   Subscriptions                                       3,349          94,453          45,881       1,008,069
   Distributions reinvested                           13,975         367,181           4,705         107,738
   Redemptions                                        (6,262)       (169,333)        (56,804)     (1,309,816)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                        11,062         292,301          (6,218)       (194,009)

CLASS Z
   Subscriptions                                   3,955,555     103,839,262      15,372,264     353,978,184
   Distributions reinvested                        2,913,634      76,364,754       1,287,979      29,504,145
   Redemptions                                    (8,795,867)   (230,068,560)    (24,582,645)   (571,096,418)
                                                ------------    ------------    ------------    ------------
       Net decrease                               (1,926,678)    (49,864,544)     (7,922,402)   (187,614,089)


              See Accompanying Notes to Financial Statements. | 153

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                      TECHNOLOGY FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                     596,406       4,666,080         618,899       4,301,075
   Distributions reinvested                               --              --              --              --
   Redemptions                                       (98,564)       (762,662)       (249,120)     (1,754,239)
                                                ------------    ------------    ------------    ------------
       Net increase                                  497,842       3,903,418         369,779       2,546,836

CLASS B
   Subscriptions                                     132,518       1,022,052         504,341       3,487,212
   Distributions reinvested                               --              --              --              --
   Redemptions                                      (107,185)       (815,672)       (373,299)     (2,552,196)
                                                ------------    ------------    ------------    ------------
       Net increase                                   25,333         206,380         131,042         935,016

CLASS C
   Subscriptions                                     118,744         927,392          92,300         649,419
   Distributions reinvested                               --              --              --              --
   Redemptions                                       (14,039)       (100,472)        (16,223)       (116,780)
                                                ------------    ------------    ------------    ------------
       Net increase                                  104,705         826,920          76,077         532,639

CLASS D
   Subscriptions                                         120             875           7,740          48,269
   Distributions reinvested                               --              --              --              --
   Redemptions                                          (660)         (5,097)         (6,929)        (49,293)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                          (540)         (4,222)            811          (1,024)

CLASS Z
   Subscriptions                                   1,170,340       9,143,823       5,040,767      35,087,433
   Distributions reinvested                               --              --              --              --
   Redemptions                                    (1,730,807)    (13,420,679)     (3,732,749)    (26,213,812)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                      (560,467)     (4,276,856)      1,308,018       8,873,621


(a)   Class C shares were initially offered on October 13, 2003.

              154 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                                    STRATEGIC INVESTOR FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                   1,904,164      37,240,356       2,239,525      40,978,091
   Distributions reinvested                           73,071       1,459,945          13,874         239,722
   Redemptions                                      (385,548)     (7,580,929)       (602,009)    (10,711,424)
                                                ------------    ------------    ------------    ------------
       Net increase                                1,591,687      31,119,372       1,651,390      30,506,389

CLASS B
   Subscriptions                                     760,800      14,694,030       1,117,349      20,292,528
   Distributions reinvested                           15,739         310,686              --              --
   Redemptions                                       (96,725)     (1,861,797)       (117,595)     (2,110,515)
                                                ------------    ------------    ------------    ------------
       Net increase                                  679,814      13,142,919         999,754      18,182,013

CLASS C
   Subscriptions                                     713,119      13,661,979         842,913      15,346,291
   Distributions reinvested                           12,556         247,992              --              --
   Redemptions                                       (48,339)       (942,678)        (27,681)       (499,929)
                                                ------------    ------------    ------------    ------------
       Net increase                                  677,336      12,967,293         815,232      14,846,362

CLASS D
   Subscriptions                                         214           4,100           1,168          20,852
   Distributions reinvested                              318           6,281              --              --
   Redemptions                                        (6,493)       (124,773)         (7,595)       (136,369)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                        (5,961)       (114,392)         (6,427)       (115,517)

CLASS Z
   Subscriptions                                   2,420,214      47,656,555       5,588,367     100,270,955
   Distributions reinvested                          206,021       4,120,329          85,074       1,470,072
   Redemptions                                    (3,354,496)    (65,931,704)     (5,130,203)    (91,076,386)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                      (728,261)    (14,154,820)        543,238      10,664,641


              See Accompanying Notes to Financial Statements. | 155

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                        BALANCED FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      41,594         864,375         110,630       2,249,214
   Distributions reinvested                            1,251          25,845           1,059          21,473
   Redemptions                                       (34,357)       (711,464)        (16,827)       (342,215)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                         8,488         178,756          94,862       1,928,472

CLASS B
   Subscriptions                                      53,436       1,099,754         254,329       5,127,102
   Distributions reinvested                            2,204          45,745           1,523          30,867
   Redemptions                                       (49,590)     (1,015,139)        (63,198)     (1,271,030)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                         6,050         130,360         192,654       3,886,939

CLASS C
   Subscriptions                                       7,685         158,503          41,424         839,284
   Distributions reinvested                              226           4,713             136           2,777
   Redemptions                                        (4,608)        (95,273)         (4,752)        (94,839)
                                                ------------    ------------    ------------    ------------
       Net increase                                    3,303          67,943          36,808         747,222

CLASS D
   Subscriptions                                          30             622           7,349         141,785
   Distributions reinvested                              110           2,275             194           3,858
   Redemptions                                        (2,675)        (53,814)        (29,534)       (593,961)
                                                ------------    ------------    ------------    ------------
       Net decrease                                   (2,535)        (50,917)        (21,991)       (448,318)

CLASS G
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net decrease                                       --              --              --              --

CLASS T
   Subscriptions                                          --              --              --              --
   Distributions reinvested                               --              --              --              --
   Redemptions                                            --              --              --              --
                                                ------------    ------------    ------------    ------------
       Net decrease                                       --              --              --              --

CLASS Z
   Subscriptions                                   1,151,535      23,667,230       3,762,668      75,662,935
   Distributions reinvested                          255,090       5,252,140         535,817      10,708,630
   Redemptions                                    (8,012,294)   (165,609,838)    (13,282,884)   (267,556,516)
                                                ------------    ------------    ------------    ------------
       Net decrease                               (6,605,669)   (136,690,468)     (8,984,399)   (181,184,951)


(a)   Class C shares were initially offered on October 13, 2003.

             156 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds


                                                                    SHORT TERM BOND FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                     445,385       3,839,593       2,363,890      20,470,127
   Distributions reinvested                           30,443         262,102          55,629         481,353
   Redemptions                                      (924,013)     (7,966,221)     (3,483,902)    (30,155,847)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                      (448,185)     (3,864,526)     (1,064,383)     (9,204,367)

CLASS B
   Subscriptions                                     274,069       2,362,441       1,020,370       8,811,024
   Distributions reinvested                           18,846         162,242          28,513         246,689
   Redemptions                                      (622,351)     (5,363,653)     (1,268,886)    (10,976,173)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                      (329,436)     (2,838,970)       (220,003)     (1,918,460)

CLASS C
   Subscriptions                                     104,530         901,678         446,619       3,866,656
   Distributions reinvested                            3,414          29,394           3,243          28,007
   Redemptions                                      (106,031)       (914,556)        (87,871)       (758,972)
                                                ------------    ------------    ------------    ------------
       Net increase                                    1,913          16,516         361,991       3,135,691

CLASS D
   Subscriptions                                      25,625         220,738         195,345       1,693,396
   Distributions reinvested                            9,556          82,277          25,582         221,473
   Redemptions                                      (284,050)     (2,449,498)     (1,232,826)    (10,651,859)
                                                ------------    ------------    ------------    ------------
       Net decrease                                 (248,869)     (2,146,483)     (1,011,899)     (8,736,990)

CLASS G
   Subscriptions                                          42             360             584           5,059
   Distributions reinvested                            1,048           9,026           2,071          17,922
   Redemptions                                       (20,568)       (177,322)        (67,631)       (585,284)
                                                ------------    ------------    ------------    ------------
       Net decrease                                  (19,478)       (167,936)        (64,976)       (562,303)

CLASS T
   Subscriptions                                      24,195         208,880          49,312         426,415
   Distributions reinvested                           26,447         227,679          51,571         446,329
   Redemptions                                      (229,530)     (1,978,150)       (926,216)     (7,999,639)
                                                ------------    ------------    ------------    ------------
       Net decrease                                 (178,888)     (1,541,591)       (825,333)     (7,126,895)

CLASS Z
   Subscriptions                                  10,657,099      91,849,851      27,479,655     237,930,286
   Distributions reinvested                          200,798       1,728,910         389,324       3,368,689
   Redemptions                                   (12,942,397)   (111,487,818)    (27,927,420)   (241,618,684)
                                                ------------    ------------    ------------    ------------
       Net decrease                               (2,084,500)    (17,909,057)        (58,441)       (319,709)


              See Accompanying Notes to Financial Statements. | 157

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                FIXED INCOME SECURITIES FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                     281,863       3,792,599         428,638       5,773,085
   Distributions reinvested                           24,644         330,221          23,362         314,190
   Redemptions                                      (182,827)     (2,450,140)       (220,544)     (2,972,153)
                                                ------------    ------------    ------------    ------------
       Net increase                                  123,680       1,672,680         231,456       3,115,122

CLASS B
   Subscriptions                                      16,459         220,539         118,362       1,602,183
   Distributions reinvested                            6,591          88,328           8,019         107,908
   Redemptions                                       (41,136)       (553,271)       (135,602)     (1,820,197)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                       (18,086)       (244,404)         (9,221)       (110,106)

CLASS C
   Subscriptions                                       7,457         100,512          17,216         232,958
   Distributions reinvested                              332           4,452             209           2,809
   Redemptions                                        (2,871)        (38,533)         (5,682)        (76,813)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                         4,918          66,431          11,743         158,954

CLASS D
   Subscriptions                                         962          12,850           2,595          34,899
   Distributions reinvested                            1,878          25,171           3,148          42,410
   Redemptions                                       (19,577)       (263,015)        (73,680)       (981,085)
                                                ------------    ------------    ------------    ------------
       Net decrease                                  (16,737)       (224,994)        (67,937)       (903,776)

CLASS Z
   Subscriptions                                   1,597,478      21,480,088       5,273,336      71,044,891
   Distributions reinvested                          635,883       8,524,750       1,165,214      15,695,834
   Redemptions                                    (6,314,865)    (84,758,101)    (20,329,678)   (273,815,667)
                                                ------------    ------------    ------------    ------------
       Net decrease                               (4,081,504)    (54,753,263)    (13,891,128)   (187,074,942)


(a)   Class C shares were initially offered on October 13, 2003.

              158 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                                NATIONAL MUNICIPAL BOND FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                     163,379       1,678,097          99,258       1,025,824
   Distributions reinvested                            2,844          29,070           2,972          30,460
   Redemptions                                      (140,607)     (1,440,260)        (16,680)       (167,045)
                                                ------------    ------------    ------------    ------------
       Net increase                                   25,616         266,907          85,550         889,239

CLASS B
   Subscriptions                                       8,632          88,695          27,156         280,129
   Distributions reinvested                              976           9,964           1,592          16,368
   Redemptions                                        (8,103)        (83,473)        (13,453)       (138,405)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                         1,505          15,186          15,295         158,092

CLASS C
   Subscriptions                                         335           3,462          79,238         814,330
   Distributions reinvested                              379           3,865           1,646          16,916
   Redemptions                                          (996)        (10,176)        (45,604)       (462,894)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                          (282)         (2,849)         35,280         368,352

CLASS D
   Subscriptions                                           4              45           4,795          49,669
   Distributions reinvested                              482           4,916             831           8,544
   Redemptions                                       (16,976)       (174,039)         (7,399)        (75,050)
                                                ------------    ------------    ------------    ------------
       Net decrease                                  (16,490)       (169,078)         (1,773)        (16,837)

CLASS Z
   Subscriptions                                     128,058       1,315,652         708,002       7,280,818
   Distributions reinvested                           19,231         196,503          45,767         470,822
   Redemptions                                      (516,864)     (5,299,965)     (1,011,506)    (10,382,780)
                                                ------------    ------------    ------------    ------------
       Net decrease                                 (369,575)     (3,787,810)       (257,737)     (2,631,140)


              See Accompanying Notes to Financial Statements. | 159

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                  OREGON MUNICIPAL BOND FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                      30,816         383,230         170,654       2,095,832
   Distributions reinvested                            3,381          42,026           6,574          81,626
   Redemptions                                        (6,751)        (84,126)        (56,206)       (688,255)
                                                ------------    ------------    ------------    ------------
       Net increase                                   27,446         341,130         121,022       1,489,203

CLASS B
   Subscriptions                                       6,843          85,045          35,938         446,223
   Distributions reinvested                              932          11,579           2,314          28,769
   Redemptions                                        (2,763)        (34,357)        (24,250)       (302,376)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                         5,012          62,267          14,002         172,616

CLASS C
   Subscriptions                                      11,613         144,882          22,201         277,202
   Distributions reinvested                              287           3,560             227           2,808
   Redemptions                                        (1,811)        (22,535)            (84)         (1,027)
                                                ------------    ------------    ------------    ------------
       Net increase                                   10,089         125,907          22,344         278,983

CLASS D
   Subscriptions                                          --              --          12,020         148,564
   Distributions reinvested                              841          10,449           2,010          24,984
   Redemptions                                        (1,262)        (15,700)         (7,665)        (95,185)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                          (421)         (5,251)          6,365          78,363

CLASS Z
   Subscriptions                                   1,506,444      18,757,235       3,104,735      38,548,478
   Distributions reinvested                          588,726       7,320,118       1,524,565      18,948,258
   Redemptions                                    (3,134,594)    (39,033,484)     (9,361,486)   (115,760,679)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                    (1,039,424)    (12,956,131)     (4,732,186)    (58,263,943)


(a)   Class C shares were initially offered on October 13, 2003.

             160 | See Accompanying Notes to Financial Statements.

________________________________________________________________________________
                                                                  Columbia Funds



                                                                      HIGH YIELD FUND
                                                ------------------------------------------------------------
                                                        (UNAUDITED)
                                                      SIX MONTHS ENDED                   YEAR ENDED
                                                     FEBRUARY 28, 2005              AUGUST 31, 2004 (a)
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS A
   Subscriptions                                   7,689,986      67,713,325      26,673,537     230,909,589
   Distributions reinvested                        1,028,495       9,056,105       1,708,530      14,793,686
   Redemptions                                    (7,567,598)    (66,537,095)    (12,505,103)   (108,035,805)
                                                ------------    ------------    ------------    ------------
       Net increase                                1,150,883      10,232,335      15,876,964     137,667,470

CLASS B
   Subscriptions                                     542,602       4,776,180       3,063,956      26,566,619
   Distributions reinvested                          196,946       1,734,163         405,219       3,509,869
   Redemptions                                    (1,005,051)     (8,844,126)     (2,325,212)    (20,086,982)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                      (265,503)     (2,333,783)      1,143,963       9,989,506

CLASS C
   Subscriptions                                     560,120       4,936,171       2,692,176      23,449,925
   Distributions reinvested                           36,769         323,756          40,122         346,368
   Redemptions                                      (331,537)     (2,920,671)       (416,181)     (3,598,943)
                                                ------------    ------------    ------------    ------------
       Net increase                                  265,352       2,339,256       2,316,117      20,197,350

CLASS D
   Subscriptions                                     104,805         923,070       1,187,729      10,250,062
   Distributions reinvested                          142,094       1,251,256         379,149       3,285,854
   Redemptions                                    (1,873,050)    (16,485,758)     (3,773,325)    (32,589,124)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                    (1,626,151)    (14,311,432)     (2,206,447)    (19,053,208)

CLASS Z
   Subscriptions                                  19,981,333     175,979,971      71,607,065     621,117,899
   Distributions reinvested                        1,919,929      16,905,677       5,291,757      45,884,199
   Redemptions                                   (19,837,117)   (174,591,962)    (81,442,188)   (706,874,478)
                                                ------------    ------------    ------------    ------------
       Net increase (decrease)                     2,064,145      18,293,686      (4,543,366)    (39,872,380)


              See Accompanying Notes to Financial Statements. | 161

STATEMENTS OF CHANGES IN NET ASSETS - CAPITAL STOCK ACTIVITY ___________________
                                                                  Columbia Funds



                                                                    DAILY INCOME COMPANY
                                                ------------------------------------------------------------
                                                          (UNAUDITED)
                                                       SIX MONTHS ENDED                  YEAR ENDED
                                                       FEBRUARY 28, 2005               AUGUST 31, 2004
                                                ----------------------------    ----------------------------
                                                   SHARES        DOLLARS ($)       SHARES        DOLLARS ($)
                                                ------------    ------------    ------------    ------------
CLASS Z
   Subscriptions                                 189,906,515     189,906,516     522,717,108     522,717,108
   Distributions reinvested                        3,436,414       3,436,414       2,669,462       2,669,462
   Redemptions                                  (308,246,750)   (308,246,751)   (762,436,905)   (762,436,905)
                                                ------------    ------------    ------------    ------------
       Net decrease                             (114,903,821)   (114,903,821)   (237,050,335)   (237,050,335)


             162 | See Accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS __________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

NOTE 1. ORGANIZATION

The Columbia Funds are registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as open-end management investment companies. Information presented in these financial statements pertains to the following Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

    Columbia Common Stock Fund
    Columbia Growth Fund
    Columbia International Stock Fund
    Columbia Mid Cap Growth Fund
    Columbia Small Cap Growth Fund
    Columbia Real Estate Equity Fund
    Columbia Technology Fund
    Columbia Strategic Investor Fund
    Columbia Balanced Fund
    Columbia Short Term Bond Fund
    Columbia Fixed Income Securities Fund
    Columbia National Municipal Bond Fund
    Columbia Oregon Municipal Bond Fund
    Columbia High Yield Fund
    Columbia Daily Income Company

All Funds are diversified except for the Columbia Real Estate Equity Fund, Columbia Technology Fund and Columbia Oregon Municipal Bond Fund, which are non-diversified.

INVESTMENT GOALS

The Columbia Common Stock Fund seeks capital appreciation by investing primarily in common stocks of large capitalization, well-established companies. The Columbia Growth Fund seeks capital appreciation by investing in stocks of companies expected to experience long-term, above average earnings growth. The Columbia International Stock Fund seeks long-term capital appreciation by investing in stocks issued by companies from at least three countries outside the United States. The Columbia Mid Cap Growth Fund seeks significant capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the Russell Midcap Index. The Columbia Small Cap Growth Fund seeks capital appreciation by investing in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The Columbia Real Estate Equity Fund seeks capital appreciation and above-average income by investing in stocks of companies principally engaged in the real estate industry, including real estate investment trusts (REITs). The Columbia Technology Fund seeks capital appreciation by investing in stocks of technology companies that may benefit from technological improvements, advancements or developments. The Columbia Strategic Investor Fund seeks long-term growth of capital by using a "value" approach to investing primarily in common stocks. The Columbia Balanced Fund seeks high total return by investing in common stocks and debt securities. The Columbia Short Term Bond Fund seeks a high level of current income consistent with a high degree of principal stability by investing primarily in short-term, investment-grade, fixed income securities. The Columbia Fixed Income Securities Fund seeks a high level of income by investing in a broad range of debt securities with intermediate to long-term maturities. The Columbia National Municipal Bond Fund seeks a high level of income exempt from federal income tax by investing primarily in municipal securities issued by state and local governments, their agencies and authorities, as well as the District of Columbia and U.S. territories and possessions. The Columbia Oregon Municipal Bond Fund seeks a high level of income exempt from federal and Oregon income tax by investing primarily in municipal securities issued by the state of Oregon. The Columbia High Yield Fund seeks a high level of income, with capital appreciation as a secondary goal, by investing in non-investment-grade, corporate debt securities. The Columbia Daily Income Company seeks a high level of income consistent with the maintenance of liquidity and the preservation of capital by investing primarily in high quality money market securities.

FUND SHARES

Each Fund may issue one billion shares. Each of the Funds, except the Columbia Growth Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Short Term Bond Fund and Columbia Daily Income Company, offer five classes of shares: Class A, Class B, Class C, Class D and Class Z. The Columbia Small Cap Growth Fund and Columbia Daily Income Company offer only Class Z shares. The Columbia Growth Fund offers six classes of shares: Class A, Class B, Class C, Class D, Class G and Class Z. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund offer seven classes of shares:

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

Class A, Class B, Class C, Class D, Class G, Class T and Class Z. Each share class has its own expense structure.

Class A and Class T shares are subject to a front-end sales charge of based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $25 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") on shares sold within eighteen months of the time of purchase. Class B and Class G shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class G shares will convert to Class T shares in eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class D shares are subject to a front-end sales charge of 1.00% and a 1.00% CDSC on shares sold within one year after purchase. Class D shares are closed to new investors. In addition, the Class D sales charge of 1.00% is waived for purchases of Class D shares by existing class D shareholders. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

SECURITY VALUATION

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by a pricing service approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments in other investment companies are valued at net asset value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 2:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or have quotations which management believes are not appropriate, are valued at fair value under procedures approved by the Board of Trustees.

Securities in the Columbia Daily Income Company are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act provided certain conditions are met. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant accretion or amortization to maturity of any discount or premium, respectively.

SECURITY TRANSACTIONS

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

FUTURES CONTRACTS

Certain Funds may invest in municipal and U.S. Treasury futures contracts. The Funds will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Funds and not for trading purposes. The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instrument or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, Inc. of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, each Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. Each Fund also identifies portfolio securities as segregated with the custodian in a separate account in an amount equal to the futures contract. The Funds recognize a realized gain or loss when the contract is closed or expires.

OPTIONS

Certain Funds may write call and put options on futures they own or in which they may invest. Writing put options tends to increase the Funds' exposure to the underlying instrument. Writing call options tends to decrease the Funds' exposure to the underlying instrument. When the Funds write a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

Funds may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options tends to decrease the Funds' exposure to the underlying instrument. Each Fund pays a premium, which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

REPURCHASE AGREEMENTS

Each Fund may engage in repurchase agreement transactions with institutions that the Funds' investment advisor has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

INCOME RECOGNITION

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

FOREIGN CURRENCY TRANSACTIONS

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Funds do not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

DETERMINATION OF CLASS NET ASSET VALUES

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations) and realized and unrealized gains (losses) are allocated to each class of the Funds on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class for the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund and Columbia High Yield Fund. For all other Funds' income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Fund, based on the relative net assets of each class.

FEDERAL INCOME TAX STATUS

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

FOREIGN CAPITAL GAINS TAXES

Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of the Columbia Common Stock Fund, Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Technology Fund and Columbia Strategic Investor Fund are declared and paid annually. Dividends from net investment income of the Columbia Real Estate Equity Fund and Columbia Balanced Fund are declared and paid quarterly. Dividends from net investment income of the Columbia Short Term Bond Fund, Columbia Fixed Income Securities Fund, Columbia National Municipal Bond Fund, Columbia Oregon Municipal Bond Fund, and Columbia High Yield Fund are declared daily and paid monthly. Dividends from net investment income of the Columbia Daily Income Company are declared daily and paid daily. Net realized capital gains, if any, are distributed at least annually for all Funds. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

NOTE 3.FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended August 31, 2004 was as follows:


                                                                TAX-EXEMPT       ORDINARY        LONG-TERM
                                                                  INCOME          INCOME*       CAPITAL GAINS       TOTAL
                                                                -----------    -------------    -------------   ------------
Columbia Common Stock Fund ..................................   $        --    $   2,317,519    $          --   $  2,317,519
Columbia International Stock Fund ...........................            --        1,290,808               --      1,290,808
Columbia Real Estate Equity Fund ............................            --       32,144,710        7,814,165     39,958,875
Columbia Strategic Investor Fund ............................            --        1,745,832               --      1,745,832
Columbia Balanced Fund ......................................            --       10,897,644               --     10,897,644
Columbia Short Term Bond Fund ...............................            --       11,567,348               --     11,567,348
Columbia Fixed Income Securities Fund .......................            --       17,387,062               --     17,387,062
Columbia National Municipal Bond Fund .......................       540,162            7,054          115,247        662,463
Columbia Oregon Municipal Bond Fund .........................    18,792,984           95,636        5,369,297     24,257,917
Columbia High Yield Fund ....................................            --      110,686,435               --    110,686,435
Columbia Daily Income Fund ..................................            --        2,925,450               --      2,925,450

* For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation and depreciation at February 28, 2005, based on cost of investments for federal income tax purposes, and excluding any unrealized appreciation and depreciation from changes in the value of assets and liabilities resulting from changes in exchange rates, was:


                                                                                                               NET UNREALIZED
                                                                                 UNREALIZED      UNREALIZED     APPRECIATION
                                                                                APPRECIATION    DEPRECIATION   (DEPRECIATION)
                                                                                ------------    -------------   ------------
Columbia Common Stock Fund ..................................                   $ 26,895,967    $  (4,289,490)  $ 22,606,477
Columbia Growth Fund ........................................                    102,025,070      (10,885,382)    91,139,688
Columbia International Stock Fund ...........................                    115,994,991       (4,108,291)   111,886,700
Columbia Mid Cap Growth Fund ................................                    141,030,720      (19,495,654)   121,535,066
Columbia Small Cap Growth Fund ..............................                     33,691,681      (10,175,740)    23,515,941
Columbia Real Estate Equity Fund ............................                    319,894,449       (4,274,433)   315,620,016
Columbia Technology Fund ....................................                      6,012,208         (701,893)     5,310,315
Columbia Strategic Investor Fund ............................                     91,769,604       (2,820,802)    88,948,802
Columbia Balanced Fund ......................................                     25,908,716       (6,081,843)    19,826,873
Columbia Short Term Bond Fund ...............................                      1,334,773       (3,919,257)   (2,584,484
Columbia Fixed Income Securities Fund .......................                      4,968,605       (2,346,894)     2,621,711
Columbia National Municipal Bond Fund .......................                        471,816          (10,471)       461,345
Columbia Oregon Municipal Bond Fund .........................                     22,887,298       (2,215,521)    20,671,777
Columbia High Yield Fund ....................................                     53,569,592       (3,930,574)    49,639,018

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

The following capital loss carryforwards, determined as of August 31, 2004, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:


                                                                     YEAR OF EXPIRATION
                                 2006       2007         2008          2009            2010           2011          TOTAL
                               --------  -----------  -----------  -------------  --------------  ------------  -------------
Columbia Common
Stock Fund .................   $     --  $        --  $        --  $          --  $   49,129,624  $ 18,452,682  $  67,582,306

Columbia Growth Fund .......         --   12,669,149    7,477,479     97,550,243     201,393,752    43,705,919    362,796,542

Columbia International
Stock Fund .................         --    3,992,699    4,566,169        659,591      12,463,383     9,023,330     30,705,172

Columbia Mid Cap
Growth Fund ................         --           --   13,161,549     15,799,915      95,645,403     4,954,493    129,561,360

Columbia Small Cap
Growth Fund ................         --           --           --             --      97,865,374            --     97,865,374

Columbia Technology Fund ...         --           --           --             --       1,969,604            --      1,969,604

Columbia Balanced Fund .....         --           --           --             --      56,019,395    10,165,186     66,184,581

Columbia Short Term
Bond Fund ..................    256,035           --    1,103,186             --              --            --      1,359,221

Columbia High Yield Fund ...         --           --           --             --      16,290,578            --     16,290,578

Columbia Daily Income
Company ....................         --           --           --             --              --           320            320


Of the capital loss carryforwards attributable to Columbia Growth Fund, $20,146,628 ($12,669,149 expiring 08/31/07 and $7,477,479 expiring 08/31/08)
remains from the Columbia Growth Fund's merger with Galaxy Large Cap Growth
Fund.

Of the capital loss carryforwards attributable to Columbia International Stock Fund, $5,920,504 ($3,992,699 expiring 08/31/07 and $1,927,805 expiring 08/31/08)
and $3,297,955 ($2,638,364 expiring 08/31/08 and $659,591 expiring 08/31/09)
remain from the Columbia International Stock Fund's merger with Liberty Newport International Equity Fund and Stein Roe International Fund, respectively.

Of the capital loss carryforwards attributable to Columbia Mid Cap Growth Fund, $6,884,210 ($5,507,368 expiring 08/31/08 and $1,376,842 expiring 08/31/09) and
$19,700,034 ($7,654,181 expiring 08/31/08 and $12,045,853 expiring 08/31/09)
remain from the Columbia Mid Cap Growth Fund's merger with Liberty Mid Cap Growth Fund and Stein Roe Capital Opportunities Fund, respectively.

Of the capital loss carryforwards attributable to Columbia Short Term Bond Fund, $1,359,221 ($256,035 expiring 08/31/06 and $1,103,186 expiring 08/31/08) remain from the Columbia Short Term Bond Fund's merger with Galaxy Short Term Bond
Fund.

NOTE 4. FEES AND COMPENSATION PAID TO AFFILIATES

INVESTMENT ADVISORY FEE

Columbia Management Advisors, Inc. ("Columbia"), an indirect wholly owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Funds and provides administrative and other services to the Funds. Columbia receives a monthly investment advisory fee based on the each Fund's average daily net assets at the following annual rates:

                                                    ANNUAL
                                                     FEE
                                                     RATE
                                                    ------
    Columbia Common Stock Fund                      0.600%
    Columbia Real Estate Equity Fund                0.750%
    Columbia Strategic Investor Fund                0.750%
    Columbia Balanced Fund                          0.500%
    Columbia Fixed Income Securities Fund           0.500%
    Columbia National Municipal Bond Fund           0.500%
    Columbia Oregon Municipal Bond Fund             0.500%

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds


                                   FEES ON       FEES ON      FEES ON      FEES ON      FEES ON      FEES ON       FEES ON
                                   AVERAGE       AVERAGE      AVERAGE      AVERAGE      AVERAGE      AVERAGE       AVERAGE
                                  NET ASSETS   NET ASSETS   NET ASSETS   NET ASSETS    NET ASSETS   NET ASSETS   NET ASSETS
                                    FIRST         NEXT         NEXT         NEXT          NEXT         NEXT         OVER
                                     $200         $300         $500         $500          $1.5          $3           $6
                                   MILLION       MILLION      MILLION      MILLION      BILLION      BILLION       BILLION
                                  ----------   ----------   ----------   -----------  -----------   ----------   ----------
Columbia Growth Fund                0.750%       0.625%       0.500%        0.500%       0.500%       0.500%       0.500%

Columbia International
    Stock Fund                      0.870%       0.870%       0.820%        0.770%       0.720%       0.700%       0.680%

Columbia Mid Cap Growth Fund        0.820%       0.820%       0.750%        0.720%       0.670%       0.670%       0.670%

Columbia Small Cap
    Growth Fund                     0.870%       0.870%       0.820%        0.770%       0.770%       0.770%       0.770%

Columbia Technology Fund            0.870%       0.870%       0.820%        0.770%       0.770%       0.770%       0.770%

Columbia Short Term
    Bond Fund                       0.450%       0.450%       0.400%        0.400%       0.400%       0.400%       0.400%

Columbia High Yield Fund            0.600%       0.600%       0.550%        0.520%       0.490%       0.490%       0.490%

Columbia Daily Income
    Company                         0.500%       0.500%       0.450%        0.400%       0.400%       0.400%       0.400%


Prior to November 1, 2004, Columbia received a monthly investment advisory fee based on each Fund's average daily net assets as follows:

                                                                ANNUAL
                                                                 FEE
                                                                 RATE
                                                                ------
    Columbia Common Stock Fund                                  0.600%
    Columbia Small Cap Growth Fund                              1.000%
    Columbia Real Estate Equity Fund                            0.750%
    Columbia Technology Fund                                    1.000%
    Columbia Strategic Investor Fund                            0.750%
    Columbia Balanced Fund                                      0.500%
    Columbia Short Term Bond Fund                               0.500%
    Columbia Fixed Income Securities Fund                       0.500%
    Columbia National Municipal Bond Fund                       0.500%
    Columbia Oregon Municipal Bond Fund                         0.500%
    Columbia High Yield Fund                                    0.600%

                   FEES ON      FEES ON        FEES ON      FEES ON
                   AVERAGE      AVERAGE        AVERAGE      AVERAGE
                  NET ASSETS   NET ASSETS     NET ASSETS   NET ASSETS
                  FIRST $200   NEXT $300      NEXT $500     OVER $1
                   MILLION      MILLION        MILLION      BILLION
                  ----------   ----------     ----------   ----------
Columbia
Growth Fund         0.750%       0.625%         0.500%       0.500%

Columbia
International
Stock Fund          1.000%       1.000%         0.950%       0.900%

Columbia
Mid Cap
Growth Fund         1.000%       1.000%         0.750%       0.750%

Columbia
Daily Income
Company             0.500%       0.500%         0.450%       0.400%

Columbia had voluntarily agreed to waive a portion of its investment advisory fee for the Columbia International Stock Fund at an annual rate of 0.10% of the average daily net assets for the period September 1, 2004 through October 31, 2004. The annualized effective rate of this waiver is 0.03%.

For the six months ended February 28, 2005, the annualized effective investment advisory fee rates for the Columbia Growth Fund, Columbia International Stock Fund, Columbia Mid Cap Growth Fund, Columbia Small Cap Growth Fund, Columbia Technology Fund, Columbia Short Term Bond Fund, Columbia High Yield Fund and Columbia Daily Income Company were 0.61%, 0.87%, 0.82%, 0.93%, 0.91%, 0.47%,
0.56% and 0.49%, respectively.

PRICING AND BOOKKEEPING FEES

Columbia is responsible for providing pricing and bookkeeping services to the Funds under a pricing, bookkeeping and fund administration agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated certain of those functions to State Street Corporation ("State Street"). As a result, Columbia pays the total fees collected to State Street under the Outsourcing Agreement.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

Under its pricing, bookkeeping and fund administration agreement with the Funds, Columbia receives from each Fund an annual flat financial accounting fee of $25,000, an annual flat financial reporting fee of $19,965 and a monthly financial accounting fee at the annual rate of 0.02% of the average daily net assets of each Fund. The combined financial accounting and financial reporting fee for a Fund in any year will not exceed $150,000.

The Funds also pay additional fees for pricing services based on the number of securities held by each Fund. For the six months ended February 28, 2005, the annualized effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, were as follows:

    Columbia Common Stock Fund                                  0.044%
    Columbia Growth Fund                                        0.020%
    Columbia International Stock Fund                           0.026%
    Columbia Mid Cap Growth Fund                                0.018%
    Columbia Small Cap Growth Fund                              0.035%
    Columbia Real Estate Equity Fund                            0.017%
    Columbia Technology Fund                                    0.151%
    Columbia Strategic Investor Fund                            0.032%
    Columbia Balanced Fund                                      0.042%
    Columbia Short Term Bond Fund                               0.037%
    Columbia Fixed Income Securities Fund                       0.046%
    Columbia National Municipal Bond Fund                       0.482%
    Columbia Oregon Municipal Bond Fund                         0.040%
    Columbia High Yield Fund                                    0.010%
    Columbia Daily Income Company                               0.026%

TRANSFER AGENT FEE

Columbia Funds Services, Inc. (the "Transfer Agent"), an affiliate of Columbia, provides shareholder services to the Funds and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. For such services, the Transfer Agent receives a fee per open account, in addition to reimbursement for certain out-of-pocket expenses. The Funds' annual charges per open account for the transfer agent fees and annualized transfer agent fee rates, inclusive of out of pocket expenses, for the six months ended February 28, 2005 are as follows:

                                               PER OPEN
                                               ACCOUNT     ANNUALIZED
                                               FEE RATE     FEE RATE
                                              ----------   ----------
    Columbia Common Stock Fund                 $ 28.00        0.24%
    Columbia Growth Fund                       $ 28.00        0.19%
    Columbia International
      Stock Fund                               $ 28.00        0.12%
    Columbia Mid Cap Growth Fund               $ 28.00        0.17%
    Columbia Small Cap
      Growth Fund                              $ 28.00        0.16%
    Columbia Real Estate Equity Fund           $ 28.00        0.12%
    Columbia Technology Fund                   $ 28.00        0.40%
    Columbia Strategic Investor Fund           $ 28.00        0.15%
    Columbia Balanced Fund                     $ 28.00        0.18%
    Columbia Short Term Bond Fund              $ 34.00        0.09%
    Columbia Fixed Income
      Securities Fund                          $ 34.00        0.22%
    Columbia National Municipal
      Bond Fund                                $ 34.00        0.13%
    Columbia Oregon Municipal
      Bond Fund                                $ 34.00        0.06%
    Columbia High Yield Fund                   $ 34.00        0.10%
    Columbia Daily Income
      Company                                  $ 33.50        0.23%

Columbia has voluntarily agreed to waive a portion of the transfer agent fees for the Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund. For the six months ended February 28, 2005, the annualized effective fee rates after waivers for Columbia International Stock Fund, Columbia Mid Cap Growth Fund and Columbia Strategic Investor Fund were 0.02%, 0.12% and 0.12%, respectively.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES

Columbia Funds Distributor, Inc. (the "Distributor"), an affiliate of Columbia, is the principal underwriter of the Funds. For the six months ended February 28, 2005, the Distributor has retained net underwriting discounts and CDSC fees as follows:


                                           FRONT-END
                                         SALES CHARGE                 CONTINGENT DEFERRED SALES CHARGE (CDSC)
                                       -----------------   -------------------------------------------------------------

                                       CLASS A   CLASS T   CLASS A    CLASS B    CLASS C   CLASS D   CLASS G    CLASS T
                                       -------   -------   --------   --------   -------   -------   --------   --------
Columbia
Common Stock Fund ..................   $   374   $    --   $     --   $  1,236   $    32   $    --   $     --   $     --

Columbia Growth Fund ...............       374        --         --      4,261       147        --      9,222         --

Columbia
International Stock Fund ...........     2,076        --         --     12,410       760        42         --         --

Columbia
Mid Cap Growth Fund ................     3,233       123         --      7,839       773        --      1,030         --

Columbia
Real Estate Equity Fund ............    15,996        --      1,889     18,338       491       353         --         --

Columbia Technology Fund ...........     4,963        --         --     13,985       215        --         --         --

Columbia
Strategic Investor Fund ............    70,610        --         --     37,521     3,229         1         --         --

Columbia Balanced Fund .............     1,501        --         --     10,129        68         1         --         --

Columbia
Short Term Bond Fund ...............     2,834        --      4,389     67,068        --       283      2,608         --

Columbia Fixed Income
Securities Fund ....................       337        --         --      8,043       199       158         --         --

Columbia National
Municipal Bond Fund ................       445        --         --         92       100        --         --         --

Columbia Oregon
Municipal Bond Fund ................     1,347        --         --      1,531       222        --         --         --

Columbia High Yield Fund ...........    20,292        --        207    139,158     2,715       833         --         --


________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

The Funds have adopted a 12b-1 plan (the "Plan") which requires the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:


                                                                   DISTRIBUTION FEE
                                                 ----------------------------------------------------
                                                 CLASS A(A)   CLASS B   CLASS C    CLASS D    CLASS G
                                                 ----------  --------  --------   --------   --------
Columbia Common Stock Fund ..................       0.10%      0.75%     0.75%      0.75%          --

Columbia Growth Fund ........................       0.10%      0.75%     0.75%      0.75%        0.65%(b)

Columbia International Stock Fund ...........         --       0.75%     0.75%      0.75%          --

Columbia Mid Cap Growth Fund ................       0.10%      0.75%     0.75%      0.75%        0.65%(b)

Columbia Real Estate Equity Fund ............       0.10%      0.75%     0.75%      0.75%          --

Columbia Technology Fund ....................       0.10%      0.75%     0.75%      0.75%          --

Columbia Strategic Investor Fund ............         --       0.75%     0.75%      0.75%          --

Columbia Balanced Fund ......................       0.10%      0.75%     0.75%      0.75%          --

Columbia Short Term Bond Fund ...............       0.10%      0.75%     0.75%      0.75%        0.65%(c)

Columbia Fixed Income Securities Fund .......       0.10%      0.75%     0.75%      0.75%          --

Columbia National Municipal Bond Fund .......       0.10%      0.75%     0.75%      0.75%          --

Columbia Oregon Municipal Bond Fund .........       0.10%      0.75%     0.75%      0.75%          --

Columbia High Yield Fund ....................       0.10%      0.75%     0.75%      0.75%          --





                                                                       SERVICE FEE
                                                 --------------------------------------------------------
                                                 CLASS A(A)   CLASS B   CLASS C   CLASS D     CLASS G
                                                 ----------  --------  --------  --------    --------
Columbia Common Stock Fund ..................       0.25%      0.25%     0.25%      0.25%          --

Columbia Growth Fund ........................       0.25%      0.25%     0.25%      0.25%        0.50%(b)

Columbia International Stock Fund ...........       0.25%      0.25%     0.25%      0.25%          --

Columbia Mid Cap Growth Fund ................       0.25%      0.25%     0.25%      0.25%        0.50%(b)

Columbia Real Estate Equity Fund ............       0.25%      0.25%     0.25%      0.25%          --

Columbia Technology Fund ....................       0.25%      0.25%     0.25%      0.25%          --

Columbia Strategic Investor Fund ............       0.25%      0.25%     0.25%      0.25%          --

Columbia Balanced Fund ......................       0.25%      0.25%     0.25%      0.25%          --

Columbia Short Term Bond Fund ...............       0.25%      0.25%     0.25%      0.25%        0.50%(c)

Columbia Fixed Income Securities Fund .......       0.25%      0.25%     0.25%      0.25%          --

Columbia National Municipal Bond Fund .......       0.25%      0.25%     0.25%      0.25%          --

Columbia Oregon Municipal Bond Fund .........       0.25%      0.25%     0.25%      0.25%          --

Columbia High Yield Fund ....................       0.25%      0.25%     0.25%      0.25%          --


(a) The Fund's Board of Trustees currently limits payments under the Plan for Class A shares to 0.25% annually of the Class A average daily net assets.

(b) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that combined the fee does exceed 0.95% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.

(c) The Distributor has contractually agreed to limit a portion of the Class G distribution and service fees so that combined the fee does exceed 0.80% annually of the Class G shares average daily net assets. Of the 0.50% service fee, 0.25% relates to shareholder liaison fees and 0.25% relates to administrative support fees.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

The Distributor has voluntarily agreed to waive a portion of the Class C and Class D distribution and service fees so that combined these fees do not exceed the annual rates on the average daily net assets of Class C and Class D shares of each Fund as follows:

    Columbia Short Term Bond Fund .........................      0.40%
    Columbia Fixed Income Securities Fund .................      0.85%
    Columbia National Municipal Bond Fund .................      0.65%
    Columbia Oregon Municipal Bond Fund ...................      0.65%
    Columbia High Yield Fund ..............................      0.85%

The CDSC and the fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

SHAREHOLDER SERVICES FEES

The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund have adopted shareholder services plans that permit them to pay for certain services provided to Class T shareholders by their financial advisors. The annual service fee may equal up to 0.50% annually for Class T shares, but will not exceed each Fund's net investment income attributable to Class T shares. The Columbia Mid Cap Growth Fund and Columbia Short Term Bond Fund do not intend to pay more than 0.30% and 0.15%, respectively, for annual Class T shareholder services fees.

EXPENSE LIMITS AND FEE REIMBURSEMENTS

Columbia has voluntarily agreed to waive fees and reimburse the Funds for certain expenses so that total expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed certain expense limitations. These arrangements may be revised or discontinued at any time. Total expenses are limited to the following annual percentages based on each Fund's average daily net assets:

    Columbia Technology Fund                                     1.65%
    Columbia Short Term Bond Fund                                0.66%
    Columbia National Municipal Bond Fund                        0.65%

CUSTODY CREDITS

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement.

FEES PAID TO OFFICERS AND TRUSTEES

With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. Each Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

OTHER

Columbia provides certain services to the Funds related to Sarbanes-Oxley compliance. This amount is included in "Other expenses" on the Statements of Operations. For the six months ended February 28, 2005, the Funds paid fees to Columbia for such services as follows:

    Columbia Common Stock Fund ...........................    $   894
    Columbia Growth Fund .................................      1,151
    Columbia International Stock Fund ....................      1,095
    Columbia Mid Cap Growth Fund .........................      1,196
    Columbia Small Cap Growth Fund .......................        907
    Columbia Real Estate Equity Fund .....................      1,247
    Columbia Technology Fund .............................        774
    Columbia Strategic Investor Fund .....................        994
    Columbia Balanced Fund ...............................        967
    Columbia Short Term Bond Fund ........................      1,007
    Columbia Fixed Income Securities Fund ................        902
    Columbia National Municipal Bond Fund ................        757
    Columbia Oregon Municipal Bond Fund ..................        964
    Columbia High Yield Fund .............................      1,643
    Columbia Daily Income Company ........................      1,037

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

NOTE 5. PORTFOLIO INFORMATION

For the six months ended February 28, 2005, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:


                                                         U.S. GOVERNMENT                  OTHER INVESTMENT
                                                           SECURITIES                        SECURITIES
                                                  -----------------------------    -------------------------------
                                                   PURCHASES          SALES          PURCHASES           SALES
                                                  ------------    -------------    --------------    -------------
Columbia Common Stock Fund ..................     $         --    $          --    $   95,332,792    $ 201,885,721

Columbia Growth Fund ........................               --               --       388,331,194      553,044,704

Columbia International Stock Fund ...........               --               --       239,287,114      244,778,059

Columbia Mid Cap Growth Fund ................               --               --       341,242,109      498,963,643

Columbia Small Cap Growth Fund ..............               --               --       266,181,247      618,105,218

Columbia Real Estate Equity Fund ............               --               --        40,144,063      148,679,718

Columbia Technology Fund ....................               --               --        75,742,831       73,254,668

Columbia Strategic Investor Fund ............               --               --       141,216,438      135,725,726

Columbia Balanced Fund ......................       18,418,912       24,889,475       101,348,618      228,135,228

Columbia Short Term Bond Fund ...............       50,232,473       13,284,901        34,309,989       74,544,864

Columbia Fixed Income Securities Fund .......       35,294,086       46,510,020         8,209,676       50,386,186

Columbia National Municipal Bond Fund .......               --               --         1,351,513        5,018,627

Columbia Oregon Municipal Bond Fund .........               --               --        11,461,501       20,978,462

Columbia High Yield Fund ....................               --               --       380,356,426      356,297,273


For the six months ended February 28, 2005, Columbia Technology Fund had transactions in written options as follows:

                                         NUMBER OF     PREMIUM
                                         CONTRACTS     RECEIVED
                                         ---------    ---------
Options Outstanding at
   August 31, 2004                              --    $      --
   Options Written - Call                      200       62,399
   Options Written - Put                        --           --
   Options Closed                             (200)     (62,399)
   Options Expired                              --           --
                                         ---------    ---------
Options Outstanding at
   February 28, 2005                            --    $      --

NOTE 6. OTHER RELATED PARTY TRANSACTIONS

During the six months ended February 28, 2005, the Columbia Technology Fund used Bank of America Securities, a wholly owned subsidiary of BOA, as a broker. Total commissions paid to Bank of America Securities during the period were $125.

NOTE 7. REDEMPTION FEES

The Columbia International Stock Fund imposes a 2.00% redemption fee to shareholders of Class Z shares who redeem shares held for 60 days or less. Effective January 3, 2005, the Columbia International Stock Fund also began imposing a 2.00% redemption fee to shareholders of Class A, Class B, Class C and Class D shares who redeem shares held for 60 days or less. Redemption fees, which are retained by the Fund, are accounted for as an addition to paid-in capital and are allocated to each class proportionately for purposes of determining the net asset value of each class. For the six months ended February 28, 2005, the redemption fees for the Class A, Class B, Class C, Class D and Class Z shares of the Columbia International Stock Fund amounted to $1,935, $810, $53, $58 and $45,605, respectively.

NOTE 8. LINE OF CREDIT

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statements of Operations.

For the six months ended February 28, 2005, the average daily loan balance outstanding on days where borrowings existed for the Columbia Mid Cap Growth Fund was $34,000,000 at a weighted average interest rate of 2.72%.

For the six months ended February 28, 2005, the average daily loan balance outstanding on days where borrowings existed for the Columbia Small Cap Growth Fund was $19,250,000 at a weighted average interest rate of 2.52%.

For the six months ended February 28, 2005, the Funds, other than the Columbia Mid Cap Growth Fund and Columbia Small Cap Growth Fund, did not borrow under this arrangement.

NOTE 9. SHARES OF BENEFICIAL INTEREST

As of February 28, 2005, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or its affiliates had either sole or joint investment discretion. Subscription and redemption activity in these accounts may have a significant effect on the operations of the Funds. The numbers of such accounts and the percentage of shares of beneficial interest outstanding held therein are as follows:

                                                             % OF SHARES
                                           NUMBER OF         OUTSTANDING
                                          SHAREHOLDERS          HELD
                                          ------------       -----------
Columbia Growth Fund ...................        1                9.8%
Columbia International Stock Fund ......        2               66.0%
Columbia Mid Cap Growth Fund ...........        2               17.4%
Columbia Real Estate Equity Fund .......        2               21.4%
Columbia Short Term Bond Fund ..........        3               65.9%
Columbia National
  Municipal Bond Fund ..................        1               13.4%
Columbia High Yield Fund ...............        2               33.1%

NOTE 10. DISCLOSURE OF SIGNIFICANT RISKS AND CONTINGENCIES

CONCENTRATION OF CREDIT RISK

Columbia National Municipal Bond Fund and Columbia Oregon Municipal Bond Fund hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default or that are supported by a letter of credit. Each of the Funds' insurers are rated AAA by Moody's Investors Services, Inc., except for Radian Asset Assurance, Inc., which is rated AA by Standard & Poor's.

At February 28, 2005, private insurers who insured greater than 5% of the total investments of the Funds were as follows:

Columbia National Municipal Bond Fund

                                                           % OF
                                                           TOTAL
    INSURER                                             INVESTMENTS
    ----------------------------------                  -----------
    Ambac Assurance Corp.                                  20.9%
    MBIA Insurance Corp.                                   17.2%
    Financial Guaranty Insurance Co.                       15.9%
    Financial Security Assurance, Inc.                     10.2%

Columbia Oregon Municipal Bond Fund

                                                           % OF
                                                           TOTAL
    INSURER                                             INVESTMENTS
    ----------------------------------                  -----------
    Financial Guaranty Insurance Co.                        13.5%
    Financial Security Assurance, Inc.                      11.7%
    MBIA Insurance Corp.                                     9.2%
    Ambac Assurance Corp.                                    6.9%

FOREIGN SECURITIES

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

GEOGRAPHIC CONCENTRATION

The Columbia National Municipal Bond Fund has greater than 5% of its total investments at February 28, 2005, invested in debt obligations issued by the states of Illinois, Indiana, Mississippi, Tennessee, Texas and Washington. Also on this date, the Columbia Oregon Municipal Bond Fund has greater than 5% of its total investments invested in debt obligations issued by the state of Oregon. The Funds are also invested in each state's respective political subdivisions, agencies and public authorities to obtain funds for various purposes. These Funds are more susceptible to economic and political factors adversely affecting issuers of each respective state's specific municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

HIGH-YIELD SECURITIES

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market.

INDUSTRY FOCUS

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

ISSUER FOCUS

As non-diversified funds, the Columbia Real Estate Equity Fund, the Columbia Technology Fund and the Columbia Oregon Municipal Bond Fund may invest a greater percentage of its total assets in the securities of fewer issuers than a diversified fund. The Funds may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

LEGAL PROCEEDINGS

On February 9, 2005, Columbia and Columbia Funds Distributor, Inc. (collectively the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors LLC to reduce certain Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant, who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the Funds' independent trustees and not unacceptable to the staff of the SEC.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

________________________________________________________________________________
February 28, 2005 (Unaudited)                                     Columbia Funds

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, their Boards and/or Bank of America (and affiliated entities). More than 300 cases (including those filed against entities unaffiliated with the funds, their Boards and/or FleetBoston and its affiliated entities) have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland. Recently, certain Columbia funds and affiliated entities have been named as defendants in several direct and derivative actions under various sections of the Investment Company Act of 1940, as amended, alleging, among other things, that the fees and expenses paid by those funds are excessive.

On January 11, 2005 a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the Funds and Columbia. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the Fund and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

On March 2, 2005, four civil revenue sharing actions alleging, among other things, that various mutual funds advised by Columbia Management and certain other affiliates inappropriately used fund assets to pay brokers to promote the funds by directing fund brokerage transactions to such brokers and did not fully disclose such arrangements to shareholders, and charged excessive 12b-1 fees, were consolidated into a single action in the United States District Court for Massachusetts (In re Columbia Entities Litigation, Civil Action No. 04-11704-REK). The consolidated complaint has not yet been filed.

The funds and the other defendants to these actions, including Columbia and various of its affiliates, certain other mutual funds advised by Columbia and its affiliates, and various directors of such funds, have denied these allegations and are contesting the plaintiffs' claims. These proceedings are ongoing, however, based on currently available information, Columbia believes that these lawsuits are without merit, that the likelihood they will have a material adverse impact on any fund is remote, and that the lawsuits are not likely to materially affect its ability to provide investment management services to its clients, including the funds.

For the six months ended February 28, 2005, Columbia has assumed legal, consulting services and Trustees' fees incurred by the Funds in connection with these matters as follows:

    Columbia Common Stock Fund .........................   $   2,299
    Columbia Growth Fund ...............................       6,719
    Columbia International Stock Fund ..................       5,715
    Columbia Mid Cap Growth Fund .......................       7,512
    Columbia Small Cap Growth Fund .....................       2,733
    Columbia Real Estate Equity Fund ...................       8,095
    Columbia Technology Fund ...........................         372
    Columbia Strategic Investor Fund ...................       4,100
    Columbia Balanced Fund .............................       3,583
    Columbia Short Term Bond Fund ......................       4,404
    Columbia Fixed Income Securities Fund ..............       2,599
    Columbia National Municipal Bond Fund ..............         114
    Columbia Oregon Municipal Bond Fund ................       3,707
    Columbia High Yield Fund ...........................      15,281

NOTE 11. PROPOSED REORGANIZATION

On February 10, 2005, the Board of Trustees approved a proposal to merge the Columbia Short Term Bond Fund into the Nations Short-Term Income Fund. The merger is subject to approval by the Nations Funds Board of Trustees as well as shareholder approval and the satisfaction of certain other conditions. The Columbia Short Term Bond Fund will be closed to new investments as of the close of business on April 29, 2005. The merger is expected to be completed in the third quarter of 2005.

The Columbia National Municipal Bond Fund will be closed to new investments as of the close of business on April 29, 2005. On February 10, 2005, the Board of Trustees have approved its liquidation, which will take effect later this year, pending shareholder approval.

NOTE 12. SUBSEQUENT EVENT

As of the end of business on March 18, 2005, the Columbia Common Stock Fund and the Columbia Growth Fund were acquired by the Columbia Large Cap Core Fund and Columbia Large Cap Growth Fund, respectively, pursuant to a plan of reorganization approved by the Funds' shareholders.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      Columbia Common Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.10        $      17.22        $      14.91        $      15.09
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                            0.09(d)             0.02                0.01               --(e)
Net realized and unrealized gain (loss) on
  investments                                               1.69                0.89                2.30               (0.11)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.78                0.91                2.31               (0.11)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.10)              (0.03)                 --               (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      19.78        $      18.10        $      17.22        $      14.91
Total return (f)                                            9.86%(g)            5.28%              15.49%(g)           (0.71)%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        802        $      1,201        $        223        $         32
Ratio of expenses to average net assets (h)                 1.22%(i)            1.17%               1.40%(i)            1.32%(i)
Ratio of net investment income (loss) to
  average net assets (h)                                    0.98%(i)            0.13%               0.08%(i)           (0.03)%(i)
Portfolio turnover rate                                       35%(g)             192%                102%(g)             107%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.08 per share.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.88        $      17.12        $      14.91        $      15.09
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                            0.01(d)            (0.12)              (0.09)              (0.01)
Net realized and unrealized gain (loss) on
  investments                                               1.69                0.88                2.30               (0.12)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.70                0.76                2.21               (0.13)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --                  --                  --               (0.05)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      19.58        $      17.88        $      17.12        $      14.91
Total return (e)                                            9.51%(f)            4.44%              14.82%(f)           (0.84)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      2,102        $      2,060        $        620        $        109
Ratio of expenses to average net assets (g)                 1.97%(h)            1.92%               2.36%(h)            2.07%(h)
Ratio of net investment income (loss) to
  average net assets (g)                                    0.14%(h)           (0.67)%             (0.90)%(h)          (0.78)%(h)
Portfolio turnover rate                                       35%(f)             192%                102%(f)             107%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.08 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.
                                       179

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      Columbia Common Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.88        $      17.61
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(b)                             0.02(c)            (0.11)
Net realized and unrealized gain on investments             1.68                0.38
                                                    ------------        ------------
Total from investment operations                            1.70                0.27
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      19.58        $      17.88
Total return (d)(e)                                         9.51%               1.53%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $         50        $         26
Ratio of expenses to average net assets (f)(g)              1.97%               1.95%
Ratio of net investment income (loss) to average
  net assets (f)(g)                                         0.22%              (0.65)%
Portfolio turnover rate                                       35%(e)             192%
                                                    ------------        ------------

(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend which amounted to $0.08 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.88        $      17.11        $      14.92        $      15.09
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                            0.01(d)            (0.11)              (0.12)              (0.01)
Net realized and unrealized gain (loss) on
  investments                                               1.68                0.88                2.31               (0.11)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.69                0.77                2.19               (0.12)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --                  --                  --               (0.05)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      19.57        $      17.88        $      17.11        $      14.92
Total return (e)                                            9.45%(f)            4.50%              14.68%(f)           (0.77)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        123        $        129        $        112        $         30
Ratio of expenses to average net assets (g)                 1.97%(h)            1.92%               2.61%(h)            2.07%(h)
Ratio of net investment income (loss) to average
  net assets (g)                                            0.09%(h)           (0.59)%             (1.09)%(h)          (0.78)%(h)
Portfolio turnover rate                                       35%(f)             192%                102%(f)             107%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.08 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                      Columbia Common Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                     (UNAUDITED)
                                                     SIX MONTHS
                                                        ENDED            YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.12        $      17.26        $      14.91
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.11(c)(d)          0.08(c)             0.06(c)
Net realized and unrealized gain
  (loss) on investments                                     1.70                0.88                2.29
                                                    ------------        ------------        ------------
Total from investment operations                            1.81                0.96                2.35
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.15)              (0.10)                 --
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.15)              (0.10)                 --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      19.78        $      18.12        $      17.26
Total return (e)                                            9.99%(f)            5.58%              15.76%(f)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    224,972        $    303,259        $    427,669
Ratio of expenses to average
  net assets (g)                                            0.97%(h)            0.92%               0.94%(h)
Ratio of net investment income
  (loss) to average net assets (g)                          1.15%(h)            0.41%               0.55%(h)
Portfolio turnover rate                                       35%(f)             192%                102%(f)
                                                    ------------        ------------        ------------




                                                                              YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.97        $      24.34        $      28.90        $      24.40
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.07(c)             0.07               (0.01)               0.03
Net realized and unrealized gain
  (loss) on investments                                    (5.05)              (4.35)              (1.54)               6.25
                                                    ------------        ------------        ------------        ------------
Total from investment operations                           (4.98)              (4.28)              (1.55)               6.28
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.08)              (0.07)                 --               (0.03)
From net realized gains                                       --               (0.02)              (3.01)              (1.75)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.08)              (0.09)              (3.01)              (1.78)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      14.91        $      19.97        $      24.34        $      28.90
Total return (e)                                          (24.92)%            (17.60)%             (5.73)%             25.76%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    416,638        $    681,397        $    895,134        $    959,910
Ratio of expenses to average
  net assets (g)                                            0.86%               0.80%               0.75%               0.77%
Ratio of net investment income
  (loss) to average net assets (g)                          0.43%               0.32%              (0.05)%              0.09%
Portfolio turnover rate                                      107%                114%                104%                 97%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.08 per share.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            Columbia Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      24.93        $      24.61        $      20.83        $      21.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                            0.10(d)            (0.07)              (0.07)                 --(e)
Net realized and unrealized gain (loss) on
  investments                                               2.82                0.39                3.85               (0.69)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.92                0.32                3.78               (0.69)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.09)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.76        $      24.93        $      24.61        $      20.83
Total return (f)                                           11.73%(g)            1.30%              18.15%(g)           (3.21)%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      4,851        $      4,668        $      4,229        $      3,077
Ratio of expenses to average net assets (h)                 1.11%(i)            1.12%               1.33%(i)            1.15%(i)
Ratio of net investment income (loss) to
  average net assets (h)                                    0.76%(i)           (0.28)%             (0.44)%(i)          (0.36)%(i)
Portfolio turnover rate                                       50%(g)             130%                110%(g)             165%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.12 per share.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      24.60        $      24.47        $      20.82        $      21.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                              --(d)(e          (0.27)              (0.19)              (0.03)
Net realized and unrealized gain (loss) on
investments                                                 2.79                0.40                3.84               (0.67)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.79                0.13                3.65               (0.70)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.03)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.36        $      24.60        $      24.47        $      20.82
Total return (f)                                           11.33%(g)            0.53%              17.53%(g)           (3.25)%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      2,387        $      2,254        $        793        $        114
Ratio of expenses to average net assets (h)                 1.86%(i)            1.87%               2.11%(i)            1.88%(i)
Ratio of net investment income (loss) to average
net assets (h)                                                --%(i)(j)        (1.04)%             (1.27)%(i)          (1.09)%(i)
Portfolio turnover rate                                       50%(g)             130%                110%(g)             165%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.12 per share.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

(j) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            Columbia Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      24.54        $      24.96
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (b)                              --(c)(d)         (0.23)
Net realized and unrealized gain (loss) on
  investments                                               2.78               (0.19)
                                                    ------------        ------------
Total from investment operations                            2.78               (0.42)
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.03)                 --
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.29        $      24.54
Total return (e)(f)                                        11.32%              (1.68)%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        294        $        199
Ratio of expenses to average net assets (g)(h)              1.86%               1.90%
Ratio of net investment income (loss) to average
  net assets (g)(h)                                         0.03%              (1.01)%
Portfolio turnover rate                                       50%(f)             130%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend which amounted to $0.12 per share.

(d) Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      24.62        $      24.48        $      20.82        $      21.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.02)(d)           (0.27)              (0.17)              (0.02)
Net realized and unrealized gain (loss) on
  investments                                               2.81                0.41                3.83               (0.68)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.79                0.14                3.66               (0.70)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.03)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.38        $      24.62        $      24.48        $      20.82
Total return (e)                                           11.32%(f)            0.57%              17.58%(f)           (3.25)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        119        $        167        $        294        $        103
Ratio of expenses to average net assets (g)                 1.86%(h)            1.87%               2.02%(h)            1.88%(h)
Ratio of net investment loss to average
  net assets (g)                                           (0.14)%(h)          (1.04)%             (1.15)%(h)          (1.09)%(h)
Portfolio turnover rate                                       50%(f)             130%                110%(f)             165%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment loss per share reflects a special dividend which amounted to $0.12 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                            Columbia Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS G SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      24.64        $      24.49        $      20.83        $      21.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.01)(d)           (0.25)              (0.16)              (0.03)
Net realized and unrealized gain (loss) on
  investments                                               2.80                0.40                3.82               (0.66)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.79                0.15                3.66               (0.69)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.03)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.40        $      24.64        $      24.49        $      20.83
Total return (e)                                           11.33%(f)            0.61%              17.57%(f)           (3.21)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     13,331        $     12,996        $     14,810        $     13,705
Ratio of expenses to average net assets (g)                 1.81%(h)            1.82%               2.00%(h)            1.83%(h)
Ratio of net investment income (loss) to average
  net assets (g)                                            0.04%(h)           (0.98)%             (1.10)%(h)          (1.04)%(h)
Portfolio turnover rate                                       50%(f)             130%                110%(f)             165%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment loss per share reflects a special dividend which amounted to $0.12 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.09        $      24.70        $      20.85
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.13(c)(d)            --(c)(e)            --(c)(e)
Net realized and unrealized
  gain (loss) on investments                                2.85                0.39                3.85
                                                    ------------        ------------        ------------
Total from investment operations                            2.98                0.39                3.85
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.12)                 --                  --
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.12)                 --                  --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      27.95        $      25.09        $      24.70
Total return (f)                                           11.86%(g)            1.58%              18.47%(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    716,652        $    790,696        $    909,611
Ratio of expenses to average
  net assets (h)                                            0.86%(i)            0.87%               0.88%(i)
Ratio of net investment income
  (loss) to average net assets (h)                          0.99%(i)           (0.01)%              0.01%(i)
Portfolio turnover rate                                       50%(g)             130%                110%(g)
                                                    ------------        ------------        ------------




                                                                               YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      31.35        $      40.07        $      48.91        $      42.51
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.01)(c)           (0.02)              (0.08)              (0.03)
Net realized and unrealized
  gain (loss) on investments                              (10.49)              (8.55)              (3.49)              11.09
                                                    ------------        ------------        ------------        ------------
Total from investment operations                          (10.50)              (8.57)              (3.57)              11.06
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --                  --                  --                  --(e)
From net realized gains                                       --               (0.15)              (5.27)              (4.66)
                                                    ------------        ------------        ------------        ------------
Total distributions                                           --               (0.15)              (5.27)              (4.66)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.85        $      31.35        $      40.07        $      48.91
Total return (f)                                          (33.49)%            (21.40)%             (7.94)%             26.02%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    811,648        $  1,325,844        $  1,919,227        $  2,160,739
Ratio of expenses to average
  net assets (h)                                            0.82%               0.72%               0.65%               0.65%
Ratio of net investment income
  (loss) to average net assets (h)                         (0.03)%             (0.07)%             (0.18)%             (0.07)%
Portfolio turnover rate                                      165%                122%                114%                118%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.12 per share.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               Columbia International Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.04        $      11.34        $      10.05        $      10.04
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                              --(d)             0.01                0.04               (0.02)
Net realized and unrealized gain on investments,
  foreign currency and foreign capital gains tax            2.28                1.69                1.25                0.03
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.28                1.70                1.29                0.01
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --(d)               --                  --                  --
                                                    ------------        ------------        ------------        ------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                      --(c)(d)            --(c)(d)            --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      15.32        $      13.04        $      11.34        $      10.05
Total return (e)                                           17.51%(f)(g)        14.99%(f)           12.84%(g)            0.10%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     27,675        $     24,119        $     21,664        $     20,178
Ratio of expenses to average net assets (h)                 1.28%(i)            1.72%               1.90%(i)            1.86%(i)
Ratio of net investment income (loss) to average
  net assets (h)                                            0.05%(i)            0.10%               0.61%(i)           (0.39)% (i)
Waiver                                                      0.13%(i)            0.09%                 --                  --
Portfolio turnover rate                                       38%(g)              90%                 43%(g)              96%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.81        $      11.23        $      10.02        $      10.04
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.05)              (0.09)              (0.03)              (0.05)
Net realized and unrealized gain on investments,
  foreign currency and foreign capital gains tax            2.24                1.67                1.24                0.03
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.19                1.58                1.21               (0.02)
                                                    ------------        ------------        ------------        ------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                      --(c)(d)            --(c)(d)            --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      15.00        $      12.81        $      11.23        $      10.02
Total return (e)(f)                                        17.10%(g)           14.07%              12.08%(g)           (0.20)%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     11,317        $     10,221        $     10,316        $     10,920
Ratio of expenses to average net assets (h)                 2.03%(i)            2.50%               2.98%(i)            3.64%(i)
Ratio of net investment loss to average
  net assets (h)                                           (0.70)%(i)          (0.69)%             (0.47)%(i)          (2.17)%(i)
Waiver                                                      0.13%(i)            0.18%               0.11%(i)            0.11%(i)
Portfolio turnover rate                                       38%(g)              90%                 43%(g)              96%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               Columbia International Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.86        $      12.27
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                    (0.05)              (0.01)
Net realized and unrealized gain on investments,
foreign currency and foreign capital gains tax              2.24                0.60
                                                    ------------        ------------
Total from investment operations                            2.19                0.59
                                                    ------------        ------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital  (b)(c)              --                  --
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      15.05        $      12.86
Total return (d)(e)(f)                                     17.03%               4.81%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        622        $        632
Ratio of expenses to average net assets (g)(h)              2.03%               2.11%
Ratio of net investment loss to average net
assets (g)(h)                                              (0.70)%             (0.05)%
Waiver (h)                                                  0.13%               0.35%
Portfolio turnover rate                                       38%(f)              90%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Rounds to less than $0.01 per share.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.91        $      11.27        $      10.02        $      10.04
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (c)                           (0.05)              (0.04)                 --(d)            (0.04)
Net realized and unrealized gain on investments,
  foreign currency and foreign capital gains tax            2.25                1.68                1.25                0.02
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.20                1.64                1.25               (0.02)
                                                    ------------        ------------        ------------        ------------
REDEMPTION FEES:
Redemption fees added to paid-in-capital                      --(c)(d)            --(c)(d)            --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      15.11        $      12.91        $      11.27        $      10.02
Total return (e)(f)                                        17.04%(g)           14.55%              12.48%(g)           (0.20)%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        750        $        738        $        633        $        542
Ratio of expenses to average net assets (h)                 2.03%(i)            2.10%               2.49%(i)            3.48%(i)
Ratio of net investment income (loss) to
  average net assets (h)                                   (0.70)%(i)          (0.27)%              0.02%(i)           (2.01)%(i)
Waiver                                                      0.13%(i)            0.57%               0.75%(i)            0.75%(i)
Portfolio turnover rate                                       38%(g)              90%                 43%(g)              96%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming no contingent deferred sales charge.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                               Columbia International Stock Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.14        $      11.40        $      10.05
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                0.02(c)             0.11(c)             0.07(c)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                             2.29                1.67                1.27
                                                    ------------        ------------        ------------
Total from investment operations                            2.31                1.78                1.34
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:

From net investment income                                 (0.07)              (0.04)                 --
From net realized gains                                       --                  --                  --
Return of capital                                             --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.07)              (0.04)                 --
                                                    ------------        ------------        ------------
REDEMPTION FEES:
Redemption fees added
  to paid-in-capital                                          --(c)(d)            --(c)(d)          0.01(c)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      15.38        $      13.14        $      11.40
Total return (e)                                           17.61%(f)(g)        15.65%(f)           13.43%(f)(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    637,601        $    558,082        $    248,718
Ratio of expenses to average
  net assets (h)                                            1.03%(i)            1.10%               1.47%(i)
Ratio of net investment income
  (loss) to average net assets (h)                          0.30%(i)            0.81%               1.03%(i)
Waiver                                                      0.13%(i)            0.18%               0.12%(i)
Portfolio turnover rate                                       38%(g)              90%                 43%(g)
                                                    ------------        ------------        ------------




                                                                               YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.03        $      14.77        $      22.81        $      15.45
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  --(c)(d)          0.01               (0.04)              (0.05)
Net realized and unrealized gain (loss)
  on investments, foreign currency
  and foreign capital gains tax                            (1.94)              (2.74)              (5.17)               9.00
                                                    ------------        ------------        ------------        ------------
Total from investment operations                           (1.94)              (2.73)              (5.21)               8.95
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.01)              (0.01)                 --                  --
From net realized gains                                       --                  --               (2.83)              (1.59)
Return of capital                                          (0.03)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.04)              (0.01)              (2.83)              (1.59)
                                                    ------------        ------------        ------------        ------------
REDEMPTION FEES:
Redemption fees added
  to paid-in-capital                                          --                  --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.05        $      12.03        $      14.77        $      22.81
Total return (e)                                          (16.10)%(f)         (18.47)%            (22.64)%             57.93%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    143,332        $    135,626        $    175,316        $    239,223
Ratio of expenses to average
  net assets (h)                                            1.49%               1.56%               1.42%               1.48%
Ratio of net investment income
  (loss) to average net assets (h)                         (0.02)%              0.06%              (0.19)%             (0.35)%
Waiver                                                      0.12%                                     --                  --
Portfolio turnover rate                                       96%                130%                112%                 94%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Rounds to less than $0.01 per share.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Mid Cap Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.99        $      18.09        $      14.77        $      15.15
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.08)              (0.23)              (0.14)              (0.02)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.68               (0.87)               3.46               (0.36)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            3.60               (1.10)               3.32               (0.38)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.59        $      16.99        $      18.09        $      14.77
Total return (d)(e)                                        21.19%(f)           (6.08)%             22.48%(f)           (2.51)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      5,547        $      4,432        $      4,525        $      1,180
Ratio of operating expenses to average
  net assets (g)                                            1.27%(h)            1.53%               1.60%(h)            1.49%(h)
Ratio of interest expense to average net assets               --%(h)(i)           --                  --                  --
Ratio of total expenses to average net assets (g)           1.27%(h)            1.53%               1.60%(h)            1.49%(h)
Ratio of net investment loss to average net
  assets (g)                                               (0.87)%(h)          (1.21)%             (1.31)%(h)          (1.22)%(h)
Waiver                                                      0.05%(h)            0.02%               0.01%(h)            0.01%(h)
Portfolio turnover rate                                       39%(f)             139%                 78%(f)              88%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.75        $      17.98        $      14.76        $      15.15
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.15)              (0.36)              (0.22)              (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.63               (0.87)               3.44               (0.35)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            3.48               (1.23)               3.22               (0.39)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.23        $      16.75        $      17.98        $      14.76
Total return (d)(e)                                        20.78%(f)           (6.84)%             21.82%(f)           (2.57)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      5,913        $      5,079        $      4,242        $      3,383
Ratio of operating expenses to average
  net assets (g)                                            2.02%(h)            2.29%               2.36%(h)            2.32%(h)
Ratio of interest expense to average net assets               --%(h)(i)           --                  --                  --
Ratio of total expenses to average net assets (g)           2.02%(h)            2.29%               2.36%(h)            2.32%(h)
Ratio of net investment loss to average
  net assets (g)                                           (1.62)%(h)          (1.97)%             (2.06)%(h)          (2.05)%(h)
Waiver                                                      0.05%(h)            0.10%               0.12%(h)            0.12%(h)
Portfolio turnover rate                                       39%(f)             139%                 78%(f)              88%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Mid Cap Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.79        $      17.88
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                    (0.15)              (0.30)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.63               (0.79)
                                                    ------------        ------------
Total from investment operations                            3.48               (1.09)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.27        $      16.79
Total return (c)(d)(e)                                     20.73%              (6.10)%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        566        $        501
Ratio of operating expenses to average
  net assets (f)(g)                                         2.02%               2.18%
Ratio of interest expense to average net assets               --%(g)(h)           --
Ratio of total expenses to average net
  assets (f)(g)                                             2.02%               2.18%
Ratio of net investment loss to average net
  assets (f)(g)                                            (1.62)%             (1.83)%
Waiver (g)                                                  0.05%               0.08%
Portfolio turnover rate                                       39%(e)             139%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Rounds to less than 0.01%.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.77        $      17.98        $      14.76        $      15.15
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.15)              (0.34)              (0.21)              (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.63               (0.87)               3.43               (0.35)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            3.48               (1.21)               3.22               (0.39)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.25        $      16.77        $      17.98        $      14.76
Total return (d)(e)                                        20.75%(f)           (6.73)%             21.82%(f)           (2.57)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        539        $        599        $        737        $        433
Ratio of operating expenses to average
  net assets (g)                                            2.02%(h)            2.19%               2.27%(h)            2.32%(h)
Ratio of interest expense to average net assets               --%(h)(i)           --                  --                  --
Ratio of total expenses to average net assets (g)           2.02%(h)            2.19%               2.27%(h)            2.32%(h)
Ratio of net investment loss to average
  net assets (g)                                           (1.62)%(h)          (1.87)%             (1.97)%(h)          (2.05)%(h)
Waiver                                                      0.05%(h)            0.08%               0.09%(h)            0.09%(h)
Portfolio turnover rate                                       39%(f)             139%                 78%(f)              88%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Mid Cap Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS G SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      16.70        $      17.98        $      14.77        $      15.15
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.15)              (0.41)              (0.23)              (0.04)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.62               (0.87)               3.44               (0.34)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            3.47               (1.28)               3.21               (0.38)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.17        $      16.70        $      17.98        $      14.77
Total return (d)                                           20.78%(e)(f)        (7.12)%(e)          21.73%(f)           (2.51)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        734        $        647        $        806        $        753
Ratio of operating expenses to average
  net assets (g)                                            1.97%(h)            2.57%               2.47%(h)            2.35%(h)
Ratio of interest expense to average net assets               --%(h)(i)           --                  --                  --
Ratio of total expenses to average net assets (g)           1.97%(h)            2.57%               2.47%(h)            2.35%(h)
Ratio of net investment loss to average
  net assets (g)                                           (1.57)%(h)          (2.25)%             (2.17)%(h)          (2.08)%(h)
Waiver                                                      0.05%(h)            0.01%                 --                  --
Portfolio turnover rate                                       39%(f)             139%                 78%(f)              88%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS T SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.03        $      18.12        $      14.79        $      15.15
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.09)              (0.22)              (0.12)              (0.02)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          3.69               (0.87)               3.45               (0.34)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            3.60               (1.09)               3.33               (0.36)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.63        $      17.03        $      18.12        $      14.79
Total return (d)                                           21.14%(e)(f)        (6.02)%(e)          22.52%(f)           (2.38)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)            $     28,307        $     25,236        $     29,920        $     25,966
Ratio of operating expenses to average net
  assets (g)                                                1.32%(h)            1.50%               1.46%(h)            1.45%(h)
Ratio of interest expense to average net assets               --%(h)(i)           --                  --                  --
Ratio of total expenses to average net assets (g)           1.32%(h)            1.50%               1.46%(h)            1.45%(h)
Ratio of net investment loss to average
  net assets (g)                                           (0.92)%(h)          (1.19)%             (1.16)%(h)          (1.18)%(h)
Waiver                                                      0.05%(h)            0.01%                 --                  --
Portfolio turnover rate                                       39%(f)             139%                 78%(f)              88%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                    Columbia Mid Cap Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.14        $      18.17        $      14.79
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.06)(c)           (0.14)(c)           (0.08)(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency                                      3.72               (0.89)               3.46
                                                    ------------        ------------        ------------
Total from investment operations                            3.66               (1.03)               3.38
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.80        $      17.14        $      18.17
Total return (d)                                           21.35%(e)(f)        (5.67)%(e)          22.85%(e)(f)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    823,299        $    825,988        $    998,943
Ratio of operating expenses
  to average net assets (g)                                 1.02%(h)            1.07%               1.09%(h)
Ratio of interest expense to
  average net assets                                          --%(h)(i)           --                  --
Ratio of total expenses to
  average net assets (g)                                    1.02%(h)            1.07%               1.09%(h)
Ratio of net investment loss to
  average net assets (g)                                   (0.62)%(h)          (0.75)%             (0.80)%(h)
Waiver                                                      0.05%(h)            0.05%               0.05%(h)
Portfolio turnover rate                                       39%(f)             139%                 78%(f)
                                                    ------------        ------------        ------------




                                                                              YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.60        $      25.99        $      29.93        $      23.62
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.13)(c)           (0.11)              (0.10)              (0.16)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency                                     (4.68)              (5.35)               4.45                8.74
                                                    ------------        ------------        ------------        ------------
Total from investment operations                           (4.81)              (5.46)               4.35                8.58
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                       --               (0.93)              (8.29)              (2.27)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      14.79        $      19.60        $      25.99        $      29.93
Total return (d)                                          (24.54)%(e)         (20.98)%             13.84%              36.33%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    807,342        $    786,071        $  1,095,525        $    918,322
Ratio of operating expenses
  to average net assets (g)                                 1.12%               1.08%               0.99%               1.09%
Ratio of interest expense to
  average net assets                                          --                  --                  --                  --
Ratio of total expenses to
  average net assets (g)                                    1.12%               1.08%               0.99%               1.09%
Ratio of net investment loss to
  average net assets (g)                                   (0.85)%             (0.49)%             (0.38)%             (0.64)%
Waiver                                                      0.05%                 --                  --                  --
Portfolio turnover rate                                       88%                186%                169%                135%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                  Columbia Small Cap Growth Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      21.32        $      21.62        $      16.30
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.12)(c)           (0.24)(c)           (0.13)(c)
Net realized and unrealized
  gain (loss) on investments                                3.92               (0.06)               5.45
                                                    ------------        ------------        ------------
Total from investment operations                            3.80               (0.30)               5.32
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.12        $      21.32        $      21.62
Total return (d)                                           17.82%(e)           (1.39)%             32.64%(e)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    261,927        $    543,016        $    637,616
Ratio of operating expenses to
  average net assets (f)                                    1.20%(g)            1.18%               1.28%(g)
Ratio of interest expense to
  average net assets                                          --%(g)(h)           --                  --
Ratio of total expenses to
  average net assets (f)                                    1.20%(g)            1.18%               1.28%(g)
Ratio of net investment loss to
  average net assets (f)                                   (1.02)%(g)          (1.01)%             (1.09)%(g)
Portfolio turnover rate                                       70%(e)             118%                 79%(e)
                                                    ------------        ------------        ------------




                                                                              YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      22.20        $      25.87        $      27.26        $      17.43
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                        (0.17)(c)           (0.13)              (0.10)              (0.14)
Net realized and unrealized
  gain (loss) on investments                               (5.73)              (3.54)               1.75               10.45
                                                    ------------        ------------        ------------        ------------
Total from investment operations                           (5.90)              (3.67)               1.65               10.31
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                       --                  --               (3.04)              (0.48)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      16.30        $      22.20        $      25.87        $      27.26
Total return (d)                                          (26.58)%            (14.19)%              5.85%              59.15%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    493,031        $    617,966        $    518,970        $    290,374
Ratio of operating expenses to
  average net assets (f)                                    1.24%               1.23%               1.22%               1.30%
Ratio of interest expense to
  average net assets                                          --                  --                  --                  --
Ratio of total expenses to
  average net assets (f)                                    1.24%               1.23%               1.22%               1.30%
Ratio of net investment loss to
  average net assets (f)                                   (0.90)%             (0.71)%             (0.44)%             (0.84)%
Portfolio turnover rate                                      109%                129%                145%                188%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Rounds to less than 0.01%.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Real Estate Equity Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.59        $      21.04        $      17.80        $      17.01
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.51                0.77                0.36(d)             0.26
Net realized and unrealized gain on investments             2.10                4.67                3.11(d)             0.78
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.61                5.44                3.47                1.04
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.46)              (0.70)              (0.23)              (0.25)
From net realized gains                                    (2.52)              (0.19)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (2.98)              (0.89)              (0.23)              (0.25)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.22        $      25.59        $      21.04        $      17.80
Total return (e)                                            9.88%(f)           26.42%              19.62%(f)            6.10%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     40,332        $     32,703        $     12,364        $        905
Ratio of expenses to average net assets (g)                 1.19%(h)            1.20%               1.55%(h)            1.43%(h)
Ratio of net investment income to average
  net assets (g)                                            3.93%(h)            3.27%               2.70%(d)(h)         4.81%(h)
Portfolio turnover rate                                        4%(f)              28%                 33%(f)              53%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.12% to 2.70%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.60        $      21.03        $      17.82        $      17.01
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.42                0.58                0.24(d)             0.22
Net realized and unrealized gain on investments             2.10                4.70                3.12(d)             0.81
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.52                5.28                3.36                1.03
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.36)              (0.52)              (0.15)              (0.22)
From net realized gains                                    (2.52)              (0.19)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (2.88)              (0.71)              (0.15)              (0.22)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.24        $      25.60        $      21.03        $      17.82
Total return (e)                                            9.51%(f)           25.53%              18.97%(f)            6.09%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     13,534        $     11,234        $      4,776        $      1,074
Ratio of expenses to average net assets (g)                 1.94%(h)            1.98%               2.37%(h)            2.18%(h)
Ratio of net investment income to average
  net assets (g)                                            3.20%(h)            2.47%               1.86%(d)(h)         4.06%(h)
Portfolio turnover rate                                        4%(f)              28%                 33%(f)              53%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.28% to 1.86%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Real Estate Equity Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.58        $      21.99
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.40                0.41
Net realized and unrealized gain on investments             2.12                3.72
                                                    ------------        ------------
Total from investment operations                            2.52                4.13
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.36)              (0.35)
From net realized gains                                    (2.52)              (0.19)
                                                    ------------        ------------
Total distributions                                        (2.88)              (0.54)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.22        $      25.58
Total return (c)(d)                                         9.51%              18.99%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      3,787        $      2,404
Ratio of expenses to average net assets (e)(f)              1.94%               1.95%
Ratio of net investment income to average
  net assets (e)(f)                                         3.10%               1.93%
Portfolio turnover rate (d)                                    4%                 28%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Not annualized.

(e) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(f) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.59        $      21.03        $      17.82        $      17.01
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.41                0.65                0.27(d)             0.21
Net realized and unrealized gain on investments             2.11                4.63                3.10(d)             0.82
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.52                5.28                3.37                1.03
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.36)              (0.53)              (0.16)              (0.22)
From net realized gains                                    (2.52)              (0.19)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (2.88)              (0.72)              (0.16)              (0.22)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.23        $      25.59        $      21.03        $      17.82
Total return (e)                                            9.51%(f)           25.55%              18.99%(f)            6.09%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      4,280        $      4,059        $      3,466        $        365
Ratio of expenses to average net assets (g)                 1.94%(h)            1.96%               2.30%(h)            2.18%(h)
Ratio of net investment income to average
  net assets (g)                                            3.17%(h)            2.81%               2.02%(d)(h)         4.06%(h)
Portfolio turnover rate                                        4%(f)              28%                 33%(f)              53%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 2.44% to 2.02%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Real Estate Equity Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      25.60        $      21.06        $      17.81
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.55(c)             0.88(c)             0.39(c)(d)
Net realized and unrealized gain
  (loss) on investments                                     2.11                4.62                3.14(d)
                                                    ------------        ------------        ------------
Total from investment operations                            2.66                5.50                3.53
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.50)              (0.77)              (0.28)
From net realized gains                                    (2.52)              (0.19)                 --
Return of capital                                             --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (3.02)              (0.96)              (0.28)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      25.24        $      25.60        $      21.06
Total return (e)                                           10.05%(f)           26.72%              20.01%(f)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    811,870        $    872,924        $    884,747
Ratio of expenses to average
  net assets (g)                                            0.94%(h)            0.97%               1.08%(h)
Ratio of net investment income to
  average net assets (g)                                    4.24%(h)            3.78%               3.09%(d)(h)
Portfolio turnover rate                                        4%(f)              28%                 33%(f)
                                                    ------------        ------------        ------------




                                                                              YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.04        $      17.89        $      14.57        $      15.76
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.82(c)             0.79                0.81                0.82
Net realized and unrealized gain
  (loss) on investments                                    (0.25)               0.15                3.32               (1.19)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.57                0.94                4.13               (0.37)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.71)              (0.72)              (0.75)              (0.71)
From net realized gains                                       --                  --                  --                  --
Return of capital                                          (0.09)              (0.07)              (0.06)              (0.11)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.80)              (0.79)              (0.81)              (0.82)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      17.81        $      18.04        $      17.89        $      14.57
Total return (e)                                            3.12%               5.41%              28.84%              (2.45)%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
  period (in thousands)                             $    774,646        $    621,590        $    436,764        $    241,716
Ratio of expenses to average
  net assets (g)                                            0.94%               0.95%               0.96%               0.99%
Ratio of net investment income to
  average net assets (g)                                    5.30%               4.65%               5.16%               5.66%
Portfolio turnover rate                                       53%                 41%                 25%                 29%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2003, the Fund adopted the policy to reduce cost of investments for financial statement purposes by the distributions received in excess of income from Real Estate Investment Trusts. The effect of this change for the eight months ended August 31, 2003 was to decrease the net investment income per share by $0.05, increase net realized and unrealized gain on investments per share by $0.05 and decrease the ratio of net investment income to average net assets from 3.51% to 3.09%. Per share data and ratios for periods prior to August 31, 2003 have not been restated to reflect this change in policy.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia Technology Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.50        $       5.91        $       3.79        $       3.82
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.07)              (0.11)              (0.04)              (0.01)
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  written options                                           1.40                0.70                2.16               (0.02)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.33                0.59                2.12               (0.03)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       7.83        $       6.50        $       5.91        $       3.79
Total return (d)(e)                                        20.46%(f)            9.98%              55.94%(f)           (0.79)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      7,287        $      2,818        $        376        $          1
Ratio of expenses to average net assets (g)                 1.90%(h)            1.90%               1.90%(h)            1.76%(h)
Ratio of net investment loss to average net
  assets (g)                                               (1.74)%(h)          (1.51)%             (1.35)%(h)          (1.35)%(h)
Reimbursement                                               0.21%(h)            0.53%               3.06%(h)            1.24%(h)
Portfolio turnover rate                                      181%(f)             488%                523%(f)             512%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.40        $       5.86        $       3.78        $       3.82
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.09)              (0.16)              (0.07)              (0.01)
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  written options                                           1.36                0.70                2.15               (0.03)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.27                0.54                2.08               (0.04)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       7.67        $       6.40        $       5.86        $       3.78
Total return (d)(e)                                        19.84%(f)            9.22%              55.03%(f)           (1.05)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      2,831        $      2,200        $      1,246        $          7
Ratio of expenses to average net assets (g)                 2.65%(h)            2.65%               2.65%(h)            2.51%(h)
Ratio of net investment loss to average net
  assets (g)                                               (2.49)%(h)          (2.30)%             (2.11)%(h)          (2.10)%(h)
Reimbursement                                               0.21%(h)            0.48%               2.40%(h)            1.24%(h)
Portfolio turnover rate                                      181%(f)             488%                523%(f)             512%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia Technology Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.41        $       6.48
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                    (0.09)              (0.14)
Net realized and unrealized gain on
  investments, futures contracts and
  written options                                           1.37                0.07
                                                    ------------        ------------
Total from investment operations                            1.28               (0.07)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       7.69        $       6.41
Total return (c)(d)(e)                                     19.97%              (1.08)%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      1,390        $        488
Ratio of expenses to average net
  assets (f)(g)                                             2.65%               2.65%
Ratio of net investment loss to average net
  assets (f)(g)                                            (2.49)%             (2.18)%
Reimbursement (g)                                           0.21%               0.68%
Portfolio turnover rate                                      181%(e)             488%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming no contingent deferred sales charge.

(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.43        $       5.88        $       3.78        $       3.82
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.09)              (0.16)              (0.07)              (0.01)
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  written options                                           1.38                0.71                2.17               (0.03)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.29                0.55                2.10               (0.04)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       7.72        $       6.43        $       5.88        $       3.78
Total return (d)(e)                                        20.06%(f)            9.35%              55.56%(f)           (1.05)%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $         21        $         21        $         15        $          1
Ratio of expenses to average net assets (g)                 2.65%(h)            2.65%               2.65%(h)            2.51%(h)
Ratio of net investment loss to average net
  assets (g)                                               (2.49)%(h)          (2.31)%             (2.13)%(h)          (2.10)%(h)
Reimbursement                                               0.21%(h)            0.77%               4.00%(h)            1.24%(h)
Portfolio turnover rate                                      181%(f)             488%                523%(f)             512%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia Technology Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.55        $       5.93        $       3.79
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.06)(d)           (0.09)(d)           (0.04)(d)
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  written options                                           1.40                0.71                2.18
                                                    ------------        ------------        ------------
Total from investment operations                            1.34                0.62                2.14
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --                  --                  --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       7.89        $       6.55        $       5.93
Total return (e)(f)                                        20.46%(g)           10.46%              56.46%(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     32,053        $     30,268        $     19,663
Ratio of expenses to average net assets (h)                 1.65%(i)            1.65%               1.65%(i)
Ratio of net investment income (loss) to
  average net assets (h)                                   (1.49)%(i)          (1.30)%             (1.19)%(i)
Reimbursement                                               0.21%(i)            0.53%               2.73%(i)
Portfolio turnover rate                                      181%(g)             488%                523%(g)
                                                    ------------        ------------        ------------




                                                        YEAR ENDED DECEMBER 31,             PERIOD ENDED
                                                    --------------------------------        DECEMBER 31,
CLASS Z SHARES                                        2002 (b)              2001              2000 (c)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       6.13        $       8.63        $      10.00
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                               (0.06)(d)           (0.08)               0.01
Net realized and unrealized gain (loss) on
  investments, futures contracts and
  written options                                          (2.28)              (2.42)              (1.37)
                                                    ------------        ------------        ------------
Total from investment operations                           (2.34)              (2.50)              (1.36)
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                    --                  --               (0.01)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       3.79        $       6.13        $       8.63
Total return (e)(f)                                       (38.17)%            (28.97)%            (13.78)%(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      8,055        $     10,385        $      4,327
Ratio of expenses to average net assets (h)                 1.65%               1.69%               1.48%(i)
Ratio of net investment income (loss) to
  average net assets (h)                                   (1.24)%             (1.26)%              0.99%(i)
Reimbursement                                               1.33%               1.13%               7.49%(i)
Portfolio turnover rate                                      512%                413%                 63%(g)
                                                    ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Strategic Investor Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.37        $      15.95        $      13.13        $      12.72
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.04                0.03                0.06                0.01
Net realized and unrealized gain on
  investments and foreign currency                          2.33                2.46                2.76                0.40
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.37                2.49                2.82                0.41
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.03)              (0.07)                 --                  --
From net realized gains                                    (0.22)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.25)              (0.07)                 --                  --
NET ASSET VALUE, END OF PERIOD                      $      20.49        $      18.37        $      15.95        $      13.13
Total return (d)                                           12.91%(e)(f)        15.64%(e)           21.48%(f)            3.22%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    143,707        $     99,608        $     60,112        $     53,526
Ratio of expenses to average net assets (g)                 1.22%(h)            1.27%               1.30%(h)            1.21%(h)
Ratio of net investment income to average
  net assets (g)                                            0.38%(h)            0.19%               0.60%(h)            0.64%(h)
Waiver                                                      0.03%(h)            0.01%                                     --
Portfolio turnover rate                                       39%(f)             106%                 68%(f)           188 %
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.17        $      15.82        $      13.10        $      12.72
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.03)              (0.10)              (0.03)              (0.01)
Net realized and unrealized gain on
  investments and foreign currency                          2.30                2.45                2.75                0.39
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.27                2.35                2.72                0.38
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                    (0.22)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.22        $      18.17        $      15.82        $      13.10
Total return (d)(e)                                        12.52%(f)           14.85%              20.76%(f)            2.99%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     38,294        $     22,071        $      3,398        $      2,350
Ratio of expenses to average net assets (g)                 1.97%(h)            2.02%               2.22%(h)            2.36%(h)
Ratio of net investment loss to average net
  assets (g)                                               (0.37)%(h)          (0.57)%             (0.33)%(h)          (0.51)%(h)
Waiver                                                      0.03%(h)            0.14%               0.23%(h)            0.23%(h)
Portfolio turnover rate                                       39%(f)             106%                 68%(f)             188%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Strategic Investor Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.18        $      16.42
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b)                                    (0.03)              (0.09)
Net realized and unrealized gain on
  investments and foreign currency                          2.29                1.85
                                                    ------------        ------------
Total from investment operations                            2.26                1.76
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                    (0.22)                 --
NET ASSET VALUE, END OF PERIOD                      $      20.22        $      18.18
                                                    ------------        ------------
Total return (c)(d)(e)                                     12.45%              10.72%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     30,185        $     14,821
Ratio of expenses to average net
  assets (f)(g)                                             1.97%               2.05%
Ratio of net investment loss to average net
  assets (f)(g)                                            (0.37)%             (0.57)%
Waiver (g)                                                  0.03%               0.07%
Portfolio turnover rate                                       39%(e)             106%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.17        $      15.81        $      13.11        $      12.72
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (c)                                    (0.03)              (0.08)              (0.05)              (0.01)
Net realized and unrealized gain on
  investments and foreign currency                          2.29                2.44                2.75                0.40
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            2.26                2.36                2.70                0.39
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net realized gains                                    (0.22)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.21        $      18.17        $      15.81        $      13.11
Total return (d)(e)                                        12.46%(f)           14.93%              20.59%(f)            3.07%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        650        $        693        $        704        $        355
Ratio of expenses to average net assets (g)                 1.97%(h)            1.94%               2.34%(h)            2.28%(h)
Ratio of net investment loss to average net
  assets (g)                                               (0.37)%(h)          (0.48)%             (0.48)%(h)          (0.43)%(h)
Waiver                                                      0.03%(h)            0.12%               0.15%(h)            0.15%(h)
Portfolio turnover rate                                       39%(f)             106%                 68%(f)             188%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                Columbia Strategic Investor Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      18.42        $      15.98        $      13.14
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.06(d)             0.08(d)             0.08(d)
Net realized and unrealized gain (loss) on
  investments and foreign currency                          2.34                2.47                2.76
                                                    ------------        ------------        ------------
Total from investment operations                            2.40                2.55                2.84
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.07)              (0.11)                 --
From net realized gains                                    (0.22)                 --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.29)              (0.11)                 --
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.53        $      18.42        $      15.98
Total return (e)                                           13.08%(f)(g)        15.98%(f)           21.61%(f)(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    288,290        $    272,178        $    227,454
Ratio of expenses to average net assets (h)                 0.97%(i)            1.02%               1.08%(i)
Ratio of net investment income to average
  net assets (h)                                            0.63%(i)            0.44%               0.82%(i)
Waiver                                                      0.03%(i)            0.03%               0.03%(i)
Portfolio turnover rate                                       39%(g)             106%                 68%(g)
                                                    ------------        ------------        ------------




                                                         YEAR ENDED DECEMBER 31,            PERIOD ENDED
                                                    --------------------------------        DECEMBER 31,
CLASS Z SHARES                                        2002 (b)              2001              2000 (c)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      14.52        $      11.23        $      10.00
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.10(d)             0.05                0.02
Net realized and unrealized gain (loss) on
  investments and foreign currency                         (1.35)               3.29                1.23
                                                    ------------        ------------        ------------
Total from investment operations                           (1.25)               3.34                1.25
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.11)              (0.05)              (0.02)
From net realized gains                                    (0.02)                 --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.13)              (0.05)              (0.02)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.14        $      14.52        $      11.23
Total return (e)                                           (8.56)%(f)          29.76%              12.25%(f)(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    209,610        $    139,504        $      9,526
Ratio of expenses to average net assets (h)                 1.23%               1.13%               1.34%(i)
Ratio of net investment income to average
  net assets (h)                                            0.62%               0.71%               1.92%(i)
Waiver                                                      0.03%                 --                3.97%(i)
Portfolio turnover rate                                      188%                278%                 64%(g)
                                                    ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on October 27, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Had the Investment Advisor not waived a portion of expenses, total return would have been reduced.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          Columbia Balanced Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.86        $      19.18        $      17.52        $      17.58
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.21(d)             0.29                0.16                0.03
Net realized and unrealized gain on
  investments                                               1.16                0.67                1.64                  --(e)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.37                0.96                1.80                0.03
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.22)              (0.28)              (0.14)              (0.09)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      21.01        $      19.86        $      19.18        $      17.52
Total return (f)                                            6.94%(g)            4.99               10.35%(g)            0.19%(g)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      2,906        $      2,577        $        670        $        146
Ratio of expenses to average net assets (h)                 1.03%(i)            1.02%               1.42%(i)            1.17%(i)
Ratio of net investment income to average
  net assets (h)                                            2.10%(i)            1.45%               1.32%(i)            2.03%(i)
Portfolio turnover rate                                       28%(g)             158%                110%(g)              98%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.06 per share.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.83        $      19.16        $      17.52        $      17.58
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14(d)             0.14                0.07                0.02
Net realized and unrealized gain (loss)
  on investments                                            1.16                0.66                1.65               (0.01)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.30                0.80                1.72                0.01
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.15)              (0.13)              (0.08)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.98        $      19.83        $      19.16        $      17.52
Total return (e)                                            6.55%(f)            4.17%               9.83%(f)            0.06%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      7,837        $      7,286        $      3,349        $        608
Ratio of expenses to average net assets (g)                 1.78%(h)            1.77%               2.17%(h)            1.92%(h)
Ratio of net investment income to average
  net assets (g)                                            1.35%(h)            0.71%               0.59%(h)            1.28%(h)
Portfolio turnover rate                                       28%(f)             158%                110%(f)              98%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.06 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          Columbia Balanced Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.83        $      19.59
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.14(c)             0.13
Net realized and unrealized gain on
  investments                                               1.16                0.23
                                                    ------------        ------------
Total from investment operations                            1.30                0.36
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.15)              (0.12)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.98        $      19.83
Total return (d)(e)                                         6.55%               1.82%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        842        $        730
Ratio of expenses to average net
assets (f)(g)                                               1.78%               1.80%
Ratio of net investment income to average
  net assets (f)(g)                                         1.35%               0.72%
Portfolio turnover rate                                       28%(e)             158%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend which amounted to $0.06 per share.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.82        $      19.17        $      17.51        $      17.58
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14(d)             0.15                0.11                0.02
Net realized and unrealized gain (loss) on
  investments                                               1.17                0.65                1.64               (0.02)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.31                0.80                1.75                  --
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.15)              (0.15)              (0.09)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      20.98        $      19.82        $      19.17        $      17.51
Total return (e)                                            6.61%(f)            4.14%              10.01%(f)            0.01%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        329        $        361        $        770        $        446
Ratio of expenses to average net assets (g)                 1.78%(h)            1.77%               1.87%(h)            1.92%(h)
Ratio of net investment income to average
  net assets (g)                                            1.35%(h)            0.74%               0.89%(h)            1.28%(h)
Portfolio turnover rate                                       28%(f)             158%                110%(f)              98%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.06 per share.

(e) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                          Columbia Balanced Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      19.84        $      19.19        $      17.51
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.24(c)(d)          0.35(c)             0.24(c)
Net realized and unrealized gain
  (loss) on investments                                     1.17                0.66                1.64
                                                    ------------        ------------        ------------
Total from investment operations                            1.41                1.01                1.88
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.25)              (0.36)              (0.20)
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.25)              (0.36)              (0.20)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      21.00        $      19.84        $      19.19
Total return (f)                                            7.13%(g)            5.27%              10.81%(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    373,256        $    483,746        $    640,402
Ratio of expenses to average
  net assets (h)                                            0.78%(i)            0.77%               0.77%(i)
Ratio of net investment income
  to average net assets (h)                                 2.35%(i)            1.73%               2.03%(i)
Portfolio turnover rate                                       28%(g)             158%                110%(g)
                                                    ------------        ------------        ------------




                                                                             YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      20.67        $      22.96        $      24.72        $      23.17
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.47(c)             0.57(e)             0.67                0.69
Net realized and unrealized gain
  (loss) on investments                                    (3.13)              (2.27)(e)           (0.41)               2.21
                                                    ------------        ------------        ------------        ------------
Total from investment operations                           (2.66)              (1.70)               0.26                2.90
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.50)              (0.59)              (0.68)              (0.69)
From net realized gains                                       --                  --               (1.34)              (0.66)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.50)              (0.59)              (2.02)              (1.35)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      17.51        $      20.67        $      22.96        $      24.72
Total return (f)                                          (12.97)%             (7.40)%              0.82%              12.70%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    668,290        $    983,749        $  1,126,854        $  1,040,940
Ratio of expenses to average
  net assets (h)                                            0.70%               0.67%               0.65%               0.66%
Ratio of net investment income
  to average net assets (h)                                 2.50%               2.70%(e)            2.73%               2.85%
Portfolio turnover rate                                       98%                111%                105%                133%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend which amounted to $0.06 per share.

(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.73% to 2.70%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   Columbia Short Term Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67        $       8.63
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.11                0.17                0.10                0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.06)               0.02               (0.03)               0.04
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.05                0.19                0.07                0.08
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.11)              (0.17)              (0.12)              (0.04)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62        $       8.67
Total return (d)(e)                                         0.54%(f)            2.25%               0.82%(f)            0.94%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     24,089        $     28,146        $     37,261        $      5,543
Ratio of expenses to average net assets (g)                 0.89%(h)            0.91%               1.00%(h)            1.00%(h)
Ratio of net investment income to average
  net assets (g)                                            2.48%(h)            2.00%               1.78%(h)            3.53%(h)
Reimbursement                                               0.01%(h)            0.05%               0.05%(h)            0.02%(h)
Portfolio turnover rate                                       18%(f)              77%                137%(f)             182%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67        $       8.63
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.07                0.11                0.07                0.03
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.06)               0.01               (0.04)               0.04
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.01                0.12                0.03                0.07
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.07)              (0.10)              (0.08)              (0.03)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62        $       8.67
Total return (d)(e)                                         0.16%(f)            1.44%               0.35%(f)            0.77%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     22,109        $     25,125        $     26,965        $      6,261
Ratio of expenses to average net assets (g)                 1.64%(h)            1.66%               1.75%(h)            1.75%(h)
Ratio of net investment income to average
  net assets (g)                                            1.73%(h)            1.25%               1.16%(h)            2.78%(h)
Reimbursement                                               0.01%(h)            0.08%               0.15%(h)            0.04%(h)
Portfolio turnover rate                                       18%(f)              77%                137%(f)             182%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   Columbia Short Term Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.67
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.10                0.15
Net realized and unrealized loss on
  investments and futures contracts                        (0.06)              (0.04)
                                                    ------------        ------------
Total from investment operations                            0.04                0.11
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.10)              (0.14)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64
Total return (c)(d)(e)                                      0.47%               1.27%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      3,121        $      3,128
Ratio of expenses to average net
assets (f)(g)                                               1.04%               1.06%
Ratio of net investment income to average
  net assets (f)(g)                                         2.33%               1.88%
Reimbursement (g)                                           0.01%               0.05%
Waiver (g)(h)                                               0.60%               0.60%
Portfolio turnover rate                                       18%(e)              77%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Amounts represent voluntary waivers of service and distribution fees.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67        $       8.63
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.10                0.16                0.10                0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.06)               0.02               (0.04)               0.04
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.04                0.18                0.06                0.08
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.10)              (0.16)              (0.11)              (0.04)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62        $       8.67
Total return (d)(e)                                         0.47%(f)            2.08%               0.72%(f)            0.88%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      7,600        $      9,809        $     18,512        $      5,223
Ratio of expenses to average net assets (g)                 1.04%(h)            1.06%               1.15%(h)            1.15%(h)
Ratio of net investment income to average
  net assets (g)                                            2.33%(h)            1.85%               1.71%(h)            3.38%(h)
Reimbursement                                               0.01%(h)            0.03%               0.18%(h)            0.04%(h)
Waiver (i)                                                  0.60%(h)            0.60%               0.60%(h)            0.60%(h)
Portfolio turnover rate                                       18%(f)              77%                137%(f)             182%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   Columbia Short Term Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS G SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67        $       8.63
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.08                0.12                0.09                0.03
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.06)               0.02               (0.05)               0.04
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.02                0.14                0.04                0.07
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.08)              (0.12)              (0.09)              (0.03)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62        $       8.67
Total return (d)(e)                                         0.26%(f)            1.65%               0.47%(f)            0.85%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        881        $      1,056        $      1,614        $      1,874
Ratio of expenses to average net assets (g)                 1.44%(h)            1.46%               1.55%(h)            1.55%(h)
Ratio of net investment income to average
  net assets (g)                                            1.93%(h)            1.44%               1.58%(h)            2.98%(h)
Reimbursement                                               0.01%(h)            0.16%               0.10%(h)            0.05%(h)
Portfolio turnover rate                                       18%(f)              77%                137%(f)             182%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class G shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS T SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67        $       8.63
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.11                0.18                0.13                0.04
Net realized and unrealized gain (loss) on
  investments and futures contracts                        (0.06)               0.02               (0.05)               0.04
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.05                0.20                0.08                0.08
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.11)              (0.18)              (0.13)              (0.04)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62        $       8.67
Total return (d)(e)                                         0.59%(f)            2.31%               0.93%(f)            0.95%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     19,466        $     21,160        $     28,230        $     30,859
Ratio of expenses to average net assets (g)                 0.79%(h)            0.81%               0.90%(h)            0.90%(h)
Ratio of net investment income to average
  net assets (g)                                            2.58%(h)            2.10%               2.25%(h)            3.63%(h)
Reimbursement                                               0.01%(h)            0.05%               0.04%(h)            0.02%(h)
Portfolio turnover rate                                       18%(f)              77%                137%(f)             182%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class T shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   Columbia Short Term Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.64        $       8.62        $       8.67
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.12(c)             0.20(c)             0.14(c)
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                        (0.06)               0.01               (0.05)
                                                    ------------        ------------        ------------
Total from investment operations                            0.06                0.21                0.09
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.12)              (0.19)              (0.14)
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.12)              (0.19)              (0.14)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.58        $       8.64        $       8.62
Total return (f)                                            0.66%(g)(h)         2.51%(g)            1.06%(g)(h)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    415,886        $    437,074        $    436,593
Ratio of expenses to average
  net assets (i)                                            0.64%(j)            0.66%               0.66%(j)
Ratio of net investment income
  to average net assets (i)                                 2.73%(j)            2.27%               2.36%(j)
Reimbursement                                               0.01%(j)            0.05%               0.07%(j)
Portfolio turnover rate                                       18%(h)              77%                137%(h)
                                                    ------------        ------------        ------------




                                                                             YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
CLASS Z SHARES                                        2002 (b)              2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.55        $       8.36        $       8.20        $       8.39
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.32(c)             0.46(d)             0.42                0.33
Net realized and unrealized gain
  (loss) on investments and
  futures contracts                                         0.14                0.21(d)             0.16               (0.18)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.46                0.67                0.58                0.15
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.34)              (0.46)              (0.42)              (0.33)
From net realized gains                                       --(e)            (0.02)                 --               (0.01)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.34)              (0.48)              (0.42)              (0.34)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.67        $       8.55        $       8.36        $       8.20
Total return (f)                                            5.56%               8.07%(g)            7.26%(g)            1.80%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    317,588        $     62,930        $     35,856        $     38,072
Ratio of expenses to average
  net assets (i)                                            0.67%               0.75%               0.88%               0.91%
Ratio of net investment income
  to average net assets (i)                                 3.86%               5.29%(d)            5.09%               4.09%
Reimbursement                                                 --                0.16%               0.02%                 --
Portfolio turnover rate                                      182%                137%                147%                211%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase the ratio of net investment income to average net assets from 5.26% to 5.29%. The impact to net investment income and net realized and unrealized gain per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia Fixed Income Securities Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.49        $      13.34        $      13.52        $      13.42
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.24                0.50                0.26                0.11
Net realized and unrealized gain (loss) on
  investments                                              (0.05)               0.17               (0.14)               0.08
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.19                0.67                0.12                0.19
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.26)              (0.52)              (0.30)              (0.09)
From net realized gains                                    (0.14)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.40)              (0.52)              (0.30)              (0.09)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.28        $      13.49        $      13.34        $      13.52
Total return (d)                                            1.41%(e)            5.13%               0.84%(e)            1.41%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     12,184        $     10,707        $      7,503        $        945
Ratio of expenses to average net assets (f)                 1.10%(g)            1.05%               1.44%(g)            0.92%(g)
Ratio of net investment income to average
  net assets (f)                                            3.67%(g)            3.70%               2.84%(g)            4.78%(g)
Portfolio turnover rate                                       15%(e)             124%                161%(e)             103%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.49        $      13.34        $      13.52        $      13.42
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.20                0.40                0.20                0.09
Net realized and unrealized gain (loss) on
  investments                                              (0.06)               0.17               (0.15)               0.08
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.14                0.57                0.05                0.17
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.21)              (0.42)              (0.23)              (0.07)
From net realized gains                                    (0.14)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.35)              (0.42)              (0.23)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.28        $      13.49        $      13.34        $      13.52
Total return (d)                                            1.04%(e)            4.33%               0.34%(e)            1.27%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      4,027        $      4,334        $      4,410        $      1,466
Ratio of expenses to average net assets (f)                 1.85%(g)            1.82%               2.10%(g)            1.71%(g)
Ratio of net investment income to average
  net assets (f)                                            2.92%(g)            2.94%               2.22%(g)            3.99%(g)
Portfolio turnover rate                                       15%(e)             124%                161%(e)             103%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia Fixed Income Securities Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------

NET ASSET VALUE, BEGINNING OF PERIOD                $      13.49        $      13.50
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.20                0.37
Net realized and unrealized gain (loss) on
  investments                                              (0.05)               0.02
                                                    ------------        ------------
Total from investment operations                            0.15                0.39
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.22)              (0.40)
From net realized gains                                    (0.14)                 --
                                                    ------------        ------------
Total distributions                                        (0.36)              (0.40)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.28        $      13.49
Total return (c)(d)(e)                                      1.11%               2.94%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        221        $        158
Ratio of expenses to average net
  assets (f)(g)                                             1.70%               1.64%
Ratio of net investment income to average
  net assets (f)(g)                                         3.07%               3.09%
Waiver (g)(h)                                               0.15%               0.15%
Portfolio turnover rate                                       15%(e)             124%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Amounts represent voluntary waiver of service and distribution fees.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.49        $      13.34        $      13.52        $      13.42
                                                    ------------        ------------        ------------        ------------
Income from investment operations:
Net investment income (c)                                   0.21                0.42                0.22                0.09
Net realized and unrealized gain (loss) on
  investments                                              (0.06)               0.17               (0.15)               0.08
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.15                0.59                0.07                0.17
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.22)              (0.44)              (0.25)              (0.07)
From net realized gains                                    (0.14)                 --                  --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.36)              (0.44)              (0.25)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.28        $      13.49        $      13.34        $      13.52
Total return (d)(e)                                         1.11%(f)            4.51%               0.51%(f)            1.30%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      1,496        $      1,745        $      2,632        $        427
Ratio of expenses to average net assets (g)                 1.70%(h)            1.65%               1.79%(h)            1.58%(h)
Ratio of net investment income to average
  net assets (g)                                            3.07%(h)            3.11%               2.44%(h)            4.12%(h)
Waiver (i)                                                  0.15%(h)            0.15%               0.15%(h)            0.15%(h)
Portfolio turnover rate                                       15%(f)             124%                161%(f)             103%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Amounts represent voluntary waiver of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia Fixed Income Securities Fund

FOR A FUND SHARE OUTSTANDING THROUGH/HOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.49        $      13.34        $      13.52
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.26(c)             0.53(c)             0.33(c)
Net realized and unrealized gain
  (loss) on investments                                    (0.06)               0.18               (0.16)
                                                    ------------        ------------        ------------
Total from investment operations                            0.20                0.71                0.17
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.27)              (0.56)              (0.35)
From net realized gains                                    (0.14)                 --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.41)              (0.56)              (0.35)
NET ASSET VALUE, END OF PERIOD                      $      13.28        $      13.49        $      13.34
Total return (f)                                            1.51%(g)            5.40%               1.26%(g)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    265,127        $    324,325        $    506,046
Ratio of expenses to average
  net assets (h)                                            0.85%(i)            0.80%               0.77%(i)
Ratio of net investment income
  to average net assets (h)                                 3.92%(i)            3.96%               3.66%(i)
Portfolio turnover rate                                       15%(g)             124%                161%(g)
                                                    ------------        ------------        ------------




                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2002 (b)             2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      13.22        $      12.97        $      12.44        $      13.42
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.67(c)             0.77(d)             0.82                0.78
Net realized and unrealized gain
  (loss) on investments                                     0.31                0.26(d)             0.53               (0.98)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.98                1.03                1.35               (0.20)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.68)              (0.78)              (0.82)              (0.78)
From net realized gains                                       --                  --                  --                  --(e)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.68)              (0.78)              (0.82)              (0.78)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      13.52        $      13.22        $      12.97        $      12.44
Total return (f)                                            7.65%               8.13%              11.27%              (1.50)%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    547,524        $    465,743        $    378,799        $    397,147
Ratio of expenses to average
  net assets (h)                                            0.67%               0.66%               0.66%               0.64%
Ratio of net investment income
  to average net assets (h)                                 5.03%               5.83%(d)            6.53%               6.03%
Portfolio turnover rate                                      103%                110%                105%                155%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain per share by $0.01 and decrease the ratio of net investment income to average net assets from 5.92% to 5.83%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e) Rounds to less than $0.01 per share.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Not annualized.

(h) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(i) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia National Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.30        $      10.11        $      10.28        $      10.22
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.16                0.34                0.24                0.06
Net realized and unrealized gain (loss)
  on investments                                           (0.06)               0.28               (0.16)               0.10
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.10                0.62                0.08                0.16
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.16)              (0.35)              (0.24)              (0.06)
From net realized gains                                    (0.09)              (0.08)              (0.01)              (0.04)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.25)              (0.43)              (0.25)              (0.10)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.15        $      10.30        $      10.11        $      10.28
Total return (d)(e)                                         1.00%(f)            6.22%               0.75%(f)            1.59%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      1,528        $      1,286        $        398        $         67
Ratio of expenses to average net assets (g)                 0.90%(h)            0.90%               0.90%(h)            0.90%(h)
Ratio of net investment income to average
  net assets (g)                                            3.10%(h)            3.35%               3.49%(h)            3.85%(h)
Reimbursement                                               1.44%(h)            1.59%               2.87%(h)            0.56%(h)
Portfolio turnover rate                                       11%(f)              22%                 12%(f)              43%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.30        $      10.11        $      10.28        $      10.22
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.12                0.27                0.19                0.05
Net realized and unrealized gain (loss)
  on investments                                           (0.06)               0.27               (0.16)               0.10
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.06                0.54                0.03                0.15
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.12)              (0.27)              (0.19)              (0.05)
From net realized gains                                    (0.09)              (0.08)              (0.01)              (0.04)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.21)              (0.35)              (0.20)              (0.09)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.15        $      10.30        $      10.11        $      10.28
Total return (d)(e)                                         0.63%(f)            5.44%               0.25%(f)            1.47%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        766        $        762        $        593        $         72
Ratio of expenses to average net assets (g)                 1.65%(h)            1.65%               1.65%(h)            1.65%(h)
Ratio of net investment income to average
  net assets (g)                                            2.40%(h)            2.67%               2.77%(h)            3.10%(h)
Reimbursement                                               1.44%(h)            1.51%               2.82%(h)            0.56%(h)
Portfolio turnover rate                                       11%(f)              22%                 12%(f)              43%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia National Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.30        $      10.26
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.14                0.27
Net realized and unrealized gain (loss)
  on investments                                           (0.06)               0.12
                                                    ------------        ------------
Total from investment operations                            0.08                0.39
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.14)              (0.27)
From net realized gains                                    (0.09)              (0.08)
                                                    ------------        ------------
Total distributions                                        (0.23)              (0.35)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.15        $      10.30
Total return (c)(d)(e)                                      0.80%               3.89%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        355        $        363
Ratio of expenses to average net assets (f)(g)              1.30%               1.30%
Ratio of net investment income to average net
  assets (f)(g)                                             2.75%               2.96%
Reimbursement (g)                                           1.44%               1.70%
Waiver (g)(h)                                               0.35%               0.35%
Portfolio turnover rate                                       11%(e)              22%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Amounts represent voluntary waivers of service and distribution fees.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.30        $      10.11        $      10.28        $      10.22
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.14                0.31                0.21                0.05
Net realized and unrealized gain (loss)
  on investments                                           (0.06)               0.27               (0.16)               0.10
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.08                0.58                0.05                0.15
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.14)              (0.31)              (0.21)              (0.05)
From net realized gains                                    (0.09)              (0.08)              (0.01)              (0.04)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.23)              (0.39)              (0.22)              (0.09)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.15        $      10.30        $      10.11        $      10.28
Total return (d)(e)                                         0.80%(f)            5.79%               0.47%(f)            1.51%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        259        $        433        $        443        $         50
Ratio of expenses to average net assets (g)                 1.30%(h)            1.30%               1.30%(h)            1.30%(h)
Ratio of net investment income to average
  net assets (g)                                            2.75%(h)            3.02%               3.00%(h)            3.45%(h)
Reimbursement                                               1.44%(h)            1.43%               2.86%(h)            0.56%(h)
Waiver (i)                                                  0.35%(h)            0.35%               0.35%(h)            0.35%(h)
Portfolio turnover rate                                       11%(f)              22%                 12%(f)              43%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Investment Advisor/Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                           Columbia National Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      10.30        $      10.11        $      10.28
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.17(d)             0.38(d)             0.27(d)
Net realized and unrealized gain
  (loss) on investments                                    (0.06)               0.26               (0.17)
                                                    ------------        ------------        ------------
Total from investment operations                            0.11                0.64                0.10
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.17)              (0.37)              (0.26)
From net realized gains                                    (0.09)              (0.08)              (0.01)
                                                    ------------        ------------        ------------
Total distributions                                        (0.26)              (0.45)              (0.27)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.15        $      10.30        $      10.11
Total return (f)(g)                                         1.12%(h)            6.47%               1.00%(h)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $      8,044        $     11,967        $     14,349
Ratio of expenses to average
  net assets (i)                                            0.65%(j)            0.65%               0.65%(j)
Ratio of net investment income
  to average net assets (i)                                 3.39%(j)            3.68%               3.86%(j)
Reimbursement                                               1.44%(j)            1.40%               1.90%(j)
Portfolio turnover rate                                       11%(h)              22%                 12%(h)
                                                    ------------        ------------        ------------




                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2002 (b)             2001                2000                1999(c)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       9.77        $       9.82        $       9.28        $      10.00
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.41(d)             0.44(e)             0.44                0.34
Net realized and unrealized gain
  (loss) on investments                                     0.55               (0.03)(e)            0.54               (0.72)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.96                0.41                0.98               (0.38)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.41)              (0.44)              (0.44)              (0.34)
From net realized gains                                    (0.04)              (0.02)                 --                  --
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.45)              (0.46)              (0.44)              (0.34)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      10.28        $       9.77        $       9.82        $       9.28
Total return (f)(g)                                        10.04%               4.16%              10.87%              (3.93)%(h)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $     16,470        $     13,769        $     10,898        $     10,135
Ratio of expenses to average
  net assets (i)                                            0.65%               0.65%               0.65%               0.65%(j)
Ratio of net investment income
  to average net assets (i)                                 4.10%               4.44%(e)            4.68%               4.21%(j)
Reimbursement                                               0.50%               0.66%               0.64%               1.07%(j)
Portfolio turnover rate
                                                              43%                 20%                 21%                 12%(h)
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) The Fund commenced investment operations on February 10, 1999. Per share data, total return and portfolio turnover rate reflect activity from that date.

(d) Per share data was calculated using average shares outstanding during the period.

(e) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease the ratio of net investment income to average net assets from 4.47% to 4.44%. The impact to net investment income and net realized and unrealized loss per share was less than $0.01. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(f) Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(h) Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             Columbia Oregon Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.45        $      12.25        $      12.50        $      12.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.23                0.46                0.29                0.08
Net realized and unrealized gain (loss)
  on investments                                           (0.04)               0.34               (0.22)               0.07
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.19                0.80                0.07                0.15
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.22)              (0.46)              (0.31)              (0.08)
From net realized gains                                    (0.04)              (0.14)              (0.01)              (0.09)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.26)              (0.60)              (0.32)              (0.17)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.38        $      12.45        $      12.25        $      12.50
Total return (d)                                            1.56%(e)            6.68%               0.56%(e)            1.19%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      4,000        $      3,680        $      2,138        $        477
Ratio of expenses to average net assets (f)                 0.91%(g)            0.92%               1.16%(g)            0.92%(g)
Ratio of net investment income to average
  net assets (f)                                            3.70%(g)            3.73%               3.52%(g)            4.11%(g)
Portfolio turnover rate                                        3%(e)              11%                 10%(e)              21%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.45        $      12.25        $      12.50        $      12.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.18                0.37                0.24                0.06
Net realized and unrealized gain (loss)
  on investments                                           (0.04)               0.34               (0.23)               0.08
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.14                0.71                0.01                0.14
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.17)              (0.37)              (0.25)              (0.07)
From net realized gains                                    (0.04)              (0.14)              (0.01)              (0.09)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.21)              (0.51)              (0.26)              (0.16)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.38        $      12.45        $      12.25        $      12.50
Total return (d)                                            1.17%(e)            5.87%               0.05%(e)            1.10%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $      1,246        $      1,190        $        999        $        373
Ratio of expenses to average net assets (f)                 1.66%(g)            1.68%               1.86%(g)            1.67%(g)
Ratio of net investment income to average
  net assets (f)                                            2.96%(g)            2.97%               2.83%(g)            3.36%(g)
Portfolio turnover rate                                        3%(e)              11%                 10%(e)              21%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             Columbia Oregon Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.45        $      12.42
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.20                0.36
Net realized and unrealized gain (loss)
  on investments                                           (0.03)               0.18
                                                    ------------        ------------
Total from investment operations                            0.17                0.54
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.20)              (0.37)
From net realized gains                                    (0.04)              (0.14)
                                                    ------------        ------------
Total distributions                                        (0.24)              (0.51)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.38        $      12.45
Total return (c)(d)(e)                                      1.37%               4.41%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        402        $        278
Ratio of expenses to average net assets (f)(g)              1.31%               1.30%
Ratio of net investment income to average
  net assets (f)(g)                                         3.28%               3.28%
Waiver (g)(h)                                               0.35%               0.35%
Portfolio turnover rate                                        3%(e)              11%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Amount represents voluntary waivers of service and distribution fees.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.45        $      12.25        $      12.50        $      12.52
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.20                0.41                0.27                0.07
Net realized and unrealized gain (loss)
  on investments                                           (0.03)               0.34               (0.23)               0.07
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.17                0.75                0.04                0.14
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.20)              (0.41)              (0.28)              (0.07)
From net realized gains                                    (0.04)              (0.14)              (0.01)              (0.09)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.24)              (0.55)              (0.29)              (0.16)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.38        $      12.45        $      12.25        $      12.50
Total return (d)(e)                                         1.35%(f)            6.25%               0.32%(f)            1.14%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $        781        $        790        $        700        $        488
Ratio of expenses to average net assets (g)                 1.31%(h)            1.33%               1.43%(h)            1.32%(h)
Ratio of net investment income to average
  net assets (g)                                            3.31%(h)            3.34%               3.30%(h)            3.71%(h)
Waiver (i)                                                  0.35%(h)            0.35%               0.35%(h)            0.35%(h)
Portfolio turnover rate                                        3%(f)              11%                 10%(f)              21%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                             Columbia Oregon Municipal Bond Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.45        $      12.25        $      12.50
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.24(c)             0.50(c)             0.34(c)
Net realized and unrealized gain
  (loss) on investments                                    (0.03)               0.34               (0.23)
                                                    ------------        ------------        ------------
Total from investment operations                            0.21                0.84                0.11
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.24)              (0.50)              (0.35)
From net realized gains                                    (0.04)              (0.14)              (0.01)
                                                    ------------        ------------        ------------
Total distributions                                        (0.28)              (0.64)              (0.36)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.38        $      12.45        $      12.25
Total return (e)                                            1.68%(f)            6.97%               0.83%(f)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    419,286        $    434,509        $    485,427
Ratio of expenses to average
  net assets (g)                                            0.66%(h)            0.65%               0.68%(h)
Ratio of net investment income
  to average net assets (g)                                 3.96%(h)            4.03%               4.13%(h)
Portfolio turnover rate                                        3%(f)              11%                 10%(f)
                                                    ------------        ------------        ------------




                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2002 (b)             2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      12.08        $      12.13        $      11.56        $      12.46
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.55(c)             0.57(d)             0.58                0.56
Net realized and unrealized gain
  (loss) on investments                                     0.54               (0.02)(d)            0.58               (0.88)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            1.09                0.55                1.16               (0.32)
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.55)              (0.57)              (0.58)              (0.56)
From net realized gains                                    (0.12)              (0.03)              (0.01)              (0.02)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.67)              (0.60)              (0.59)              (0.58)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      12.50        $      12.08        $      12.13        $      11.56
Total return (e)                                            9.24%               4.55%              10.28%              (2.65)%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    508,865        $    491,638        $    436,544        $    409,919
Ratio of expenses to average
  net assets (g)                                            0.58%               0.57%               0.58%               0.57%
Ratio of net investment income
  to average net assets (g)                                 4.45%               4.64%(d)            4.92%               4.64%
Portfolio turnover rate
                                                              21%                 14%                 22%                 28%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was less than $0.01 to net investment income and net realized and unrealized loss per share and less than 0.01% to the ratio of net investment income to average net assets. Per share data and ratios for the periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia High Yield Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS A SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.69        $       8.49        $       8.37        $       8.17
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.24                0.50                0.33                0.09
Net realized and unrealized gain on investments             0.14                0.24                0.15                0.20
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.38                0.74                0.48                0.29
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.26)              (0.54)              (0.36)              (0.09)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.81        $       8.69        $       8.49        $       8.37
Total return (d)                                            4.42%(e)            8.90%               5.81%(e)            3.50%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    350,819        $    335,841        $    193,267        $     33,992
Ratio of expenses to average net assets (f)                 0.97%(g)            1.01%               1.07%(g)            1.15%(g)
Ratio of net investment income to average
  net assets (f)                                            5.52%(g)            5.74%               5.82%(g)            6.46%(g)
Portfolio turnover rate                                       22%(e)              41%                 38%(e)              42%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class A shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS B SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.69        $       8.49        $       8.37        $       8.17
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.21                0.43                0.28                0.07
Net realized and unrealized gain on investments             0.14                0.24                0.15                0.20
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.35                0.67                0.43                0.27
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.23)              (0.47)              (0.31)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.81        $       8.69        $       8.49        $       8.37
Total return (d)                                            4.04%(e)            8.07%               5.20%(e)            3.33%(e)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $    101,165        $    102,038        $     89,950        $     16,701
Ratio of expenses to average net assets (f)                 1.72%(g)            1.77%               1.94%(g)            1.90%(g)
Ratio of net investment income to average
  net assets (f)                                            4.77%(g)            4.97%               4.93%(g)            5.71%(g)
Portfolio turnover rate                                       22%(e)              41%                 38%(e)              42%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class B shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia High Yield Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED            PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,
CLASS C SHARES                                          2005              2004 (a)
                                                    ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.69        $       8.64
                                                    ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)                                   0.21                0.39
Net realized and unrealized gain on investments             0.14                0.09
                                                    ------------        ------------
Total from investment operations                            0.35                0.48
                                                    ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.23)              (0.43)
                                                    ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.81        $       8.69
Total return (c)(d)(e)                                      4.12%               5.65%
                                                    ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     22,754        $     20,126
Ratio of expenses to average net assets (f)(g)              1.57%               1.61%
Ratio of net investment income to average
  net assets (f)(g)                                         4.92%               5.03%
Waiver (g)(h)                                               0.15%               0.15%
Portfolio turnover rate                                       22%(e)              41%
                                                    ------------        ------------


(a) Class C shares were initially offered on October 13, 2003. Per share data and total return reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

(h) Amounts represent voluntary waivers of service and distribution fees.



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED        PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,         DECEMBER 31,
CLASS D SHARES                                          2005                2004              2003 (a)            2002 (b)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.69        $       8.49        $       8.37        $       8.17
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (c)                                   0.22                0.44                0.29                0.07
Net realized and unrealized gain on investments             0.13                0.24                0.15                0.20
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.35                0.68                0.44                0.27
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.23)              (0.48)              (0.32)              (0.07)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.81        $       8.69        $       8.49        $       8.37
Total return (d)(e)                                         4.12%(f)            8.23%               5.35%(f)            3.35%(f)
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $     73,770        $     86,854        $    103,559        $     18,035
Ratio of expenses to average net assets (g)                 1.57%(h)            1.62%               1.73%(h)            1.75%(h)
Ratio of net investment income to average
  net assets (g)                                            4.92%(h)            5.12%               5.12%(h)            5.86%(h)
Waiver (i)                                                  0.15%(h)            0.15%               0.15%(h)            0.15%(h)
Portfolio turnover rate                                       22%(f)              41%                 38%(f)              42%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) Class D shares were initially offered on November 1, 2002. Per share data and total return reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

(i) Amounts represent voluntary waivers of service and distribution fees.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                        Columbia High Yield Fund

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.69        $       8.49        $       8.37
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.25(c)             0.52(c)             0.35(c)
Net realized and unrealized gain
  (loss) on investments                                     0.14                0.24                0.15
                                                    ------------        ------------        ------------
Total from investment operations                            0.39                0.76                0.50
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.27)              (0.56)              (0.38)
From net realized gains                                       --                  --                  --
                                                    ------------        ------------        ------------
Total distributions                                        (0.27)              (0.56)              (0.38)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.81        $       8.69        $       8.49
Total return (e)                                            4.54%(f)            9.16%               6.04%(f)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $  1,221,700        $  1,186,454        $  1,197,340
Ratio of expenses to average
  net assets (g)                                            0.72%(h)            0.77%               0.82%(h)
Ratio of net investment income
  to average net assets (g)                                 5.77%(h)            5.97%               6.19%(h)
Portfolio turnover rate                                       22%(f)              41%                 38%(f)
                                                    ------------        ------------        ------------




                                                                            YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2002 (b)             2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $       8.87        $       8.98        $       9.32        $       9.84
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.57(c)             0.67(d)             0.75                0.74
Net realized and unrealized gain
  (loss) on investments                                    (0.48)              (0.09)(d)           (0.34)              (0.51)
                                                    ------------        ------------        ------------        ------------
Total from investment operations                            0.09                0.58                0.41                0.23
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                 (0.59)              (0.69)              (0.75)              (0.74)
From net realized gains                                       --                  --                  --               (0.01)
                                                    ------------        ------------        ------------        ------------
Total distributions                                        (0.59)              (0.69)              (0.75)              (0.75)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $       8.37        $       8.87        $       8.98        $       9.32
Total return (e)                                            1.17%               6.63%               4.61%               2.38%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    702,785        $    238,994        $     97,575        $     71,678
Ratio of expenses to average
  net assets (g)                                            0.77%               0.85%               0.93%               0.91%
Ratio of net investment income
  to average net assets (g)                                 6.84%               7.47%(d)            8.22%               7.71%
Portfolio turnover rate                                       42%                 69%                 50%                 49%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.64% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(e) Total return at net asset value assuming all distributions reinvested.

(f) Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h) Annualized.

FINANCIAL HIGHLIGHTS ___________________________________________________________
                                                   Columbia Daily Income Company

FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD



                                                    (UNAUDITED)
                                                     SIX MONTHS
                                                       ENDED             YEAR ENDED         PERIOD ENDED
                                                    FEBRUARY 28,         AUGUST 31,          AUGUST 31,
CLASS Z SHARES                                          2005                2004              2003 (a)
                                                    ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      1.000        $      1.000        $      1.000
                                                    ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.006(c)            0.004(c)            0.004(c)
                                                    ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                (0.006)             (0.004)             (0.004)
                                                    ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      1.000        $      1.000        $      1.000
Total return (d)                                            0.59%(e)            0.36%               0.40%(e)
                                                    ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $    546,209        $    661,114        $    898,164
Ratio of expenses to average
  net assets (f)                                            0.80%(g)            0.71%               0.69%(g)
Ratio of net investment income
  to average net assets (f)                                 1.23%(g)            0.38%               0.53%(g)
                                                    ------------        ------------        ------------




                                                                              YEAR ENDED DECEMBER 31,
                                                    ------------------------------------------------------------------------
                                                       2002 (b)             2001                2000                1999
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, BEGINNING OF PERIOD                $      1.000        $      1.000        $      1.000        $      1.000
                                                    ------------        ------------        ------------        ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      0.012(c)            0.036               0.058               0.046
                                                    ------------        ------------        ------------        ------------
LESS DISTRIBUTIONS:
From net investment income                                (0.012)             (0.036)             (0.058)             (0.046)
                                                    ------------        ------------        ------------        ------------
NET ASSET VALUE, END OF PERIOD                      $      1.000        $      1.000        $      1.000        $      1.000
Total return (d)                                            1.17%               3.70%               6.00%               4.71%
                                                    ------------        ------------        ------------        ------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (in thousands)                                    $  1,136,075        $  1,253,535        $  1,198,151        $  1,165,289
Ratio of expenses to average
  net assets (f)                                            0.60%               0.60%               0.60%               0.64%
Ratio of net investment income
  to average net assets (f)                                 1.16%               3.61%               5.82%               4.61%
                                                    ------------        ------------        ------------        ------------


(a) The Fund changed its fiscal year end from December 31 to August 31.

(b) On November 1, 2002, the existing Fund shares were renamed Class Z shares.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Total return at net asset value assuming all distributions reinvested.

(e) Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g) Annualized.

                       This page intentionally left blank.

COLUMBIA FUNDS _________________________________________________________________
                                                                  Columbia Funds

                                        ----------------------------------------
                      LARGE GROWTH      Columbia Growth Stock
                                        Columbia Large Cap Growth
                                        Columbia Tax-Managed Growth
                                        Columbia Tax-Managed Growth II*
                                        Columbia Young Investor
                                        ----------------------------------------
                       LARGE VALUE      Columbia Disciplined Value
                                        Columbia Growth & Income
                                        Columbia Large Cap Core
                                        Columbia Tax-Managed Value*
                                        ----------------------------------------
                     MIDCAP GROWTH      Columbia Acorn Select
                                        Columbia Mid Cap Growth
                                        Columbia Tax-Managed Aggressive Growth
                                        ----------------------------------------
                      MIDCAP VALUE      Columbia Dividend Income
                                        Columbia Mid Cap Value*
                                        Columbia Strategic Investor
                                        ----------------------------------------
                      SMALL GROWTH      Columbia Acorn
                                        Columbia Acorn USA
                                        Columbia Small Company Equity
                                        ----------------------------------------
                       SMALL VALUE      Columbia Small Cap
                                        Columbia Small Cap Value
                                        ----------------------------------------
                          BALANCED      Columbia Asset Allocation
                                        Columbia Balanced
                                        Columbia Liberty Fund
                                        ----------------------------------------
                         SPECIALTY      Columbia Real Estate Equity
                                        Columbia Technology
                                        Columbia Utilities
                                        ----------------------------------------
              TAXABLE FIXED-INCOME      Columbia Corporate Bond
                                        Columbia Federal Securities
                                        Columbia Fixed Income Securities
                                        Columbia High Yield
                                        Columbia High Yield Opportunities
                                        Columbia Income*
                                        Columbia Intermediate Bond
                                        Columbia Intermediate Government Income*
                                        Columbia Quality Plus Bond
                                        Columbia Short Term Bond*
                                        Columbia Strategic Income
                                        ----------------------------------------
                        TAX EXEMPT      Columbia High Yield Municipal
                                        Columbia Intermediate Tax-Exempt Bond
                                        Columbia Managed Municipals*
                                        Columbia National Municipal Bond**
                                        Columbia Tax-Exempt
                                        Columbia Tax-Exempt Insured

________________________________________________________________________________
                                                                  Columbia Funds



                                        --------------------------------------------------
           SINGLE STATE TAX EXEMPT      Columbia California Tax-Exempt
                                        Columbia Connecticut Intermediate Municipal Bond
                                        Columbia Connecticut Tax-Exempt
                                        Columbia Florida Intermediate Municipal Bond*
                                        Columbia Massachusetts Intermediate Municipal Bond
                                        Columbia Massachusetts Tax-Exempt
                                        Columbia New Jersey Intermediate Municipal Bond
                                        Columbia New York Intermediate Municipal Bond
                                        Columbia New York Tax-Exempt
                                        Columbia Oregon Municipal Bond
                                        Columbia Pennsylvania Intermediate Municipal Bond*
                                        Columbia Rhode Island Intermediate Municipal Bond
                                        --------------------------------------------------
                      MONEY MARKET      Columbia Money Market
                                        Columbia Municipal Money Market
                                        --------------------------------------------------
              INTERNATIONAL/GLOBAL      Columbia Acorn International
                                        Columbia Acorn International Select
                                        Columbia Global Equity
                                        Columbia International Stock
                                        Columbia Newport Greater China
                                        Columbia Newport Tiger*
                                        --------------------------------------------------
                             INDEX      Columbia Large Company Index*
                                        Columbia Small Company Index*
                                        Columbia U.S. Treasury Index*


* The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the merger, which is scheduled to occur during September and October, pending shareholder approval

** The fund will be closed to new investments after the close of business on April 29, 2005. The fund's trustees have approved the liquidation, which is scheduled to occur during September, pending shareholder approval

Please consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. Contact us at 800-345-6611 for a prospectus which contains this and other important information about the fund. Read it carefully before you invest.

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group and Columbia Management refer collectively to the various investment advisory and subsidiaries of Columbia Management Group, including Columbia Management Advisors, Inc., the registered investment advisor, and Columbia Funds Distributor, Inc.

IMPORTANT INFORMATION ABOUT THIS REPORT ________________________________________
                                                                  Columbia Funds

TRANSFER AGENT

Columbia Funds Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

DISTRIBUTOR

Columbia Funds Distributor, Inc.
One Financial Center
Boston MA 02111

INVESTMENT ADVISOR

Columbia Management Advisors, Inc.
100 Federal Street
Boston MA 02110

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
125 High Street
Boston MA 02110

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Funds. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the funds and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting record are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Please note -- if you own your fund shares through a financial institution, contact the institution to see if it offers electronic delivery. If you own your fund shares through a retirement plan, electronic delivery may not be available to you.

     Columbia Funds    SEMIANNUAL REPORT, FEBRUARY 28, 2005

                                                                     PRSRT STD
                                                                   U.S. POSTAGE
                                                                       PAID
                                                                   HOLLISTON, MA
                                                                   PERMIT NO. 20

     COLUMBIA MANAGEMENT(R)

     (C)2005 COLUMBIA FUNDS DISTRIBUTOR, INC.
     ONE FINANCIAL CENTER, BOSTON, MA 02111-2621
     800.345.6611 WWW.COLUMBIAFUNDS.COM



                                                 COL-03/726U-0205 (04/05) 5130

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable at this time.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                        Columbia Short Term Bond Fund, Inc.
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By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                April 27, 2005
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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)            /S/ Christopher L. Wilson
                        --------------------------------------------------------
                                    Christopher L. Wilson, President


Date                                April 27, 2005
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By (Signature and Title)            /S/ J. Kevin Connaughton
                        --------------------------------------------------------
                                    J. Kevin Connaughton, Treasurer


Date                                April 27, 2005
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